                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-07462

                                WM Variable Trust
               (Exact name of registrant as specified in charter)

                   1201 Third Avenue, 8th Floor, Seattle, WA
                 98101 (Address of principal executive offices)
                                   (Zip code)

                                Jeffrey L. Lunzer
                1201 Third Avenue, 8th Floor, Seattle, WA 98101
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (206) 913-5822

                   Date of fiscal year end: December 31, 2006

                   Date of reporting period: December 31, 2006



ITEM 1. REPORTS TO STOCKHOLDERS

(WM VARIABLE TRUST LOGO)

                                            Common sense. Uncommon solutions.(R)

WM VARIABLE TRUST

Annual Report

     December 31, 2006

WM Variable Trust

                                Table of Contents

  1   Letter from the President

  2   Economy & Financial Markets:
      Review & Outlook

      WM Variable Trust Performance and Investment Strategy:

  4   VT REIT Fund
  6   VT Equity Income Fund
  8   VT Growth & Income Fund
 10   VT West Coast Equity Fund
 12   VT Mid Cap Stock Fund
 14   VT Growth Fund
 16   VT Small Cap Value Fund
 18   VT Small Cap Growth Fund
 20   VT International Growth Fund
 22   VT Short Term Income Fund
 24   VT U.S. Government Securities Fund
 26   VT Income Fund
 28   VT Money Market Fund

 29   Glossary

 30   Expense Information

 32   Financial Statements

 97   Notes to Financial Statements

105   Report of Independent Registered Public Accounting Firm

106   Supplemental Information

The WM Variable Trust (VT) Funds may not be purchased directly, but are currently available through the WM Strategic Asset Manager and the WM Advantage variable annuities issued by American General Life. They are also available through the WM Diversified Strategies and WM Diversified Strategies(III) variable annuities issued by AIG SunAmerica Life Assurance Company, the WM Diversified Strategies(III) (New York) variable annuity issued by First SunAmerica Life Insurance Company, and the WM LifeAccumulator variable universal life insurance policy issued by Farmers New World Life Insurance Company. They may also be available through other select variable insurance products and retirement plans. The VT Funds may not have been available for sale for all products for the time periods shown on pages 4-28.

Withdrawals made prior to age 59 1/2 may be subject to a 10% IRS tax penalty.

            --------------------------------------------------------
                         NOT FDIC OR NCUA/NCUSIF INSURED
            --------------------------------------------------------
            MAY LOSE VALUE - NOT A DEPOSIT - NO BANK OR CREDIT UNION GUARANTEE - NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
            --------------------------------------------------------

                                                    (PHOTO OF WILLIAM G. PAPESH)

Dear Investor,

The end of the 2006 fiscal year coincided with the acquisition of WM Advisors, Inc. and its subsidiaries by the Principal Financial Group(R) (The Principal(R)). We are extremely enthusiastic about joining a company where asset management and accumulation form the core of its business and where the advisory group, Principal Global Investors, shares our expertise in asset allocation. Just as the WM Group of Funds is the 4th largest manager of target-risk asset allocation funds, The Principal is the 4th largest manager of target-date asset allocation funds.(1) Together, we will rank 4th in the overall management of asset allocation funds nationally. I'd like to briefly explain below how the WM Group of Funds will transition through this process.

EVOLUTION OF A FUND COMPLEX

To summarize, the 18 WM Variable Trust Funds will become part of the Principal Variable Contracts Fund, Inc.(2) Other notable changes are as follows:

- 11 funds will continue to be managed by their current portfolio management teams.

- 7 funds will be combined into existing Principal Variable Contract (PVC) Accounts and thereafter will be managed by Principal Global Investors(3) or another premier asset management firm.

After the fund mergers in January 2007, the combined PVC lineup will consist of 41 funds spanning a broad array of asset allocation, equity, and fixed-income investments.

CONTINUITY OF MANAGEMENT AND STEWARDSHIP

The Principal Funds complex has also retained many of the people who have served you and your investment needs over the previous years:

- WM ADVISORS: Our investment management group has a new name--Edge Asset Management, Inc.--but it remains in Seattle and employs all of WM Advisors' portfolio managers.

- WM FUNDS DISTRIBUTOR, INC. AND WM SHAREHOLDER SERVICES, INC.: These groups form the management and staff of Principal Funds Distributor, Inc. and Principal Shareholder Services, Inc.

- WM GROUP OF FUNDS BOARD OF TRUSTEES: Four members of our current Board are proposed for election to the board of Principal Variable Contracts Fund, Inc. This group includes Dick Yancey (our Chairman and a Board member for over 30 years), Dan Pavelich (head of the Audit Committee), Kristi Blake (head of the Operations and Distribution Committee), and myself. I would also like to express my deep gratitude to Ed Davis, Carrol McGinnis, Al Osborne, Jay Rockey, and Anne Farrell for their many years of diligent service on behalf of investors.

The Principal has embraced our management and staff, and I think you'll find the combined fund family reflects our best qualities, plus new capabilities and resources. On behalf of everyone at the WM Group of Funds, thank you for the support and trust that you and other investors have honored us with for over 65 years.

Sincerely,


/s/ William G. Papesh
------------------------------------
William G. Papesh
President

(1)  Source: FRC. Based on assets as of September 30, 2006.

(2) For more information about these funds, including their full names, please see the Principal Variable Contract Fund, Inc. prospectus.

(3) Principal Global Investors, one of the primary asset management divisions of Principal Financial Group(R), consists of Principal Global Investors, LLC; Principal Real Estate Investors, LLC; Spectrum Asset Management, Inc.; Post Advisory Group, LLC; Columbus Circle Investors; Principal Global Investors (Europe) Limited; Principal Global Investors (Singapore) Ltd; Principal Global Investors (Australia) Ltd; and Principal International, Inc., its subsidiaries and affiliates.

Economy & Financial Markets: Review & Outlook

ECONOMY ENTERS MID-CYCLE SLOWDOWN

We began 2006 with the view that U.S. economic growth would be moderate but weaker than consensus projections. Although corporate profits and consumer spending looked healthy, a slowdown in the housing market appeared likely. We thought when this housing pullback took hold, it would curtail consumers' ability to maintain refinancing-fueled spending. Our 2006 outlook also recognized that a variety of short-term and long-term forces had aligned to indicate that growth would slow.

One cyclical measure that attracted widespread headlines during the period was crude oil prices which, through elevated fuel costs, can act as a tax on consumers. The U.S. benchmark price of oil ended 2005 at $61.04 per barrel, reached a high closing price of $77.03 in July 2006, and then retreated to end 2006 at $61.05.

Like crude oil prices, the rate of economic growth climbed and peaked before retreating during the year. Inflation-adjusted (real) growth increased 3.2% in 2005, but with a weaker 1.8% increase in the final quarter. Strong consumer and business spending sent real growth surging 5.6% in the first quarter of 2006. Evidence of a housing sector correction became clearer in the following months, and real growth decelerated to 2.0% in the third quarter. (See text highlights in chart below.)

Since housing is a lagging indicator, we believe that the full economic effects of its pullback have yet to play out. However, we expect solid job markets to mitigate the pain that housing causes consumers. Our 2007 outlook is for real growth to keep to the lower end of a 2-3% range as the economy works through a mid-cycle slowdown.

INFLATION GIVES FED PAUSE

For this kind of "soft landing" to occur, we believe that lower interest rates courtesy of the Federal Reserve (the Fed) will be a requirement. The Fed began steadily raising short-term interest rates in June 2004. Like many market participants, we entered 2006 believing that a housing-led slowdown in growth would soon spur the Fed to halt this monetary tightening campaign.

However, concerns about rising inflation dominated the Fed's mindset during the year. A price index that measures core personal consumption1 stood at 2.0% for January 2006, but inflation picked up steam and sent this

(1) Source: Bureau of Economic Analysis. Monthly data measures the price index for personal consumption expenditures excluding food and energy as a percent change from the same month one year ago.

(2) Indices are unmanaged, and individuals cannot invest directly in an index. See page 29 for definitions of indices.

A WRAP-UP OF THE YEAR JANUARY 1, 2006 - DECEMBER 31, 2006

                               (PERFORMANCE GRAPH)

Source: Bloomberg L.P. (S&P 500 data).

gauge to 2.4% in August. Inflation fears eased somewhat after energy prices headed downward and the housing market cooled. These developments allowed the Fed to leave its target for the federal funds rate at 5.25% from June 29 through the end of the year.

This rate is slightly restrictive in our view. We expect the lagging effects of monetary tightening to contain inflation going forward by combining with significant deflationary forces. We also believe that the economic system has become somewhat self-regulating in recent years, alleviating the need for a highly active Fed. However, as fears of inflation continue to subside, we think the Fed will turn its sights on potential deflation and recession. We don't regard either of these conditions as likely, but we would welcome Fed actions that begin cutting interest rates early in 2007.

STOCKS RALLY FROM MID-YEAR ON

Uncertainty about inflation and interest rates often determined investor behavior during the year. As shown in the chart below, stock markets achieved muted gains within the early months of 2006 before retreating in May and June--a span that was framed by the year's final two Fed rate increases. The growing likelihood and then arrival of the Fed's pause kindled a rally in stocks and also benefited bonds, causing yields to fall. The S&P 500 advanced 15.80% for 2006, and the Lehman Brothers Aggregate Bond Index ended the year with a total return of 4.33%.(2)

The outlook for subdued growth and inflation described above, and the potential for monetary easing by the Fed, lead us to expect that bond yields will continue inching lower in 2007. Any incoming data that sparks recession fears could create some volatility for fixed-income securities. However, we regard corporate and mortgage issues as reasonably valued and believe that they will perform in line with this risk.

Potentially lower bond yields are also among the factors that support the prospects for moderate but positive gains by equities in 2007. Stocks continue to appear attractive relative to bonds and are likely to be assisted by fair valuations, the global flow of funds, and the generally healthy state of corporations. Cyclical economic and valuation indicators also suggest that large-cap stocks could outperform small caps and growth could outperform value. A less restrictive stance by the Fed could also accommodate the appreciation of stock prices.

This economic and financial market analysis represents the opinions of WM Advisors. It should not be considered as investment advice. No forecast based on the opinions expressed can be guaranteed, and they may be subject to change without notice.

                               (PERFORMANCE GRAPH)

VT REIT Fund

INVESTMENT STRATEGY

Real estate investment trusts (REITs) have enjoyed enormous market enthusiasm in recent years, and this positive trend continued during 2006. The benchmark REIT index rose strongly over the period and ended with more than double the total return of the broad stock market. These results were fueled, in part, by the activity of hedge funds and institutional investors who continue to favor REITs as a diversification tool.

Stock selection was the primary source of positive performance for the WM VT REIT Fund during the year. The industrial/office sector advanced strongly within the market, benefiting the Fund. Many leases that these REITs hold reset at higher levels during the period and boosted earnings. Strong contributors included SL Green Realty, Boston Properties, and ProLogis. The Fund also benefited from several specialty REITs such as Entertainment Properties, which rose on an improved valuation. The Fund's one mortgage position (sold late in the year) and several of its residential holdings also had a positive impact on performance.

However, the Fund's underweighting of the residential sector proved to be problematic. As the housing sector cooled this year, the

Data shown is past performance and does not guarantee future results. Current performance, including the most recent month-end results, which may be higher or lower than the data shown, can be obtained by calling 800-222-5852. Your investment's return and principal value will fluctuate, so it may be worth more or less upon redemption. Performance shown below does not account for fees, expenses, and charges of any variable insurance contract or retirement plan. If these fees were reflected, performance would be lower.

REIT securities are subject to risk factors associated with the real estate industry and tax factors of REIT registration.

AVERAGE ANNUAL TOTAL RETURNS (1)

AS OF DECEMBER 31, 2006

                                 1-Year   Since Inception   Inception Date
                                 ------   ---------------   --------------
CLASS 1 SHARES                   33.21%        28.75%           5/1/03
CLASS 2 SHARES                   32.90%        26.68%           8/5/03
FTSE NAREIT All REITs Index(2)   34.35%        28.21%

VALUE OF A $10,000 INVESTMENT' MAY 1, 2003 - DECEMBER 31, 2006

                               (PERFORMANCE GRAPH)

            VT         FTSE NAREIT
 DATE    REIT FUND   ALL REITS INDEX
------   ---------   ---------------
Dec-96
Jan-97
Feb-97
Mar-97
Apr-97
May-97
Jun-97
Jul-97
Aug-97
Sep-97
Oct-97
Nov-97
Dec-97
Jan-98
Feb-98
Mar-98
Apr-98
May-98
Jun-98
Jul-98
Aug-98
Sep-98
Oct-98
Nov-98
Dec-98
Jan-99
Feb-99
Mar-99
Apr-99
May-99
Jun-99
Jul-99
Aug-99
Sep-99
Oct-99
Nov-99
Dec-99
Jan-00
Feb-00
Mar-00
Apr-00
May-00
Jun-00
Jul-00
Aug-00
Sep-00
Oct-00
Nov-00
Dec-00
Jan-01
Feb-01
Mar-01
Apr-01
May-01
Jun-01
Jul-01
Aug-01
Sep-01
Oct-01
Nov-01
Dec-01
Jan-02
Feb-02
Mar-02
Apr-02
May-02
Jun-02
Jul-02
Aug-02
Sep-02
Oct-02
Nov-02
Dec-02
Jan-03
Feb-03
Mar-03
Apr-03     10,000         10,000
May-03     10,510         10,612
Jun-03     10,730         10,888
Jul-03     11,340         11,458
Aug-03     11,421         11,508
Sep-03     11,791         11,870
Oct-03     12,061         12,125
Nov-03     12,571         12,673
Dec-03     13,041         13,108
Jan-04     13,631         13,672
Feb-04     13,951         13,971
Mar-04     14,740         14,754
Apr-04     12,640         12,502
May-04     13,420         13,385
Jun-04     13,915         13,785
Jul-04     13,946         13,791
Aug-04     14,927         14,877
Sep-04     14,989         14,906
Oct-04     15,756         15,584
Nov-04     16,462         16,307
Dec-04     17,352         17,093
Jan-05     15,890         15,741
Feb-05     16,309         16,095
Mar-05     15,931         15,796
Apr-05     16,770         16,535
May-05     17,466         17,127
Jun-05     18,160         17,932
Jul-05     19,462         19,110
Aug-05     18,724         18,298
Sep-05     18,801         18,279
Oct-05     18,269         17,780
Nov-05     19,040         18,552
Dec-05     18,986         18,511
Jan-06     20,376         19,807
Feb-06     20,615         20,092
Mar-06     21,582         21,097
Apr-06     20,951         20,443
May-06     20,354         19,875
Jun-06     21,134         20,866
Jul-06     21,711         21,494
Aug-06     22,642         22,229
Sep-06     22,936         22,670
Oct-06     24,420         24,102
Nov-06     25,598         25,177
Dec-06     25,290         24,870

(1) Performance reflects ongoing fund expenses, which may have been waived, and assumes reinvestment of all dividends and capital gains. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

(2) See glossary on page 29 for definitions of indices. On 3/6/06,the National Association of Real Estate Investment Trusts (NAREIT) changed the name of the NAREIT All REITs Index to the FTSE NAREIT All REITs Index. Returns shown for the index assume reinvestment of all dividends and distributions, and the since-inception return shown for the index is calculated from 4/30/03. Indices are unmanaged, and individuals cannot invest directly in an index.

                                                           PORTFOLIO MANAGER
                                                           David W. Simpson, CFA
                             (PHOTO OF DAVID W. SIMPSON)   WM Advisors, Inc.

"rent vs. buy" decision increasingly favored rentals. We underweighted the sector, believing that the housing slowdown would result in fewer speculative condominium sales and leading these units to eventually re-enter the supply of rentals. We believe that the market began to price this activity into residential REITs later in the year, but the Fund missed out on some of the sector's earlier gains.

Relative performance was also negatively impacted by the Fund's allocation to common stocks. In a year when REITs significantly outperformed the broad equity markets, devoting even a small portion of the Fund to common stocks was detrimental to relative results.

We trimmed this allocation during the year, but liquidating almost all of it was one of several changes made to the Fund in December as preparation for a January 2007 merger. Other large allocation changes shown in the table below were similarly directed at aligning our portfolio with that of the fund that will be the surviving entity.

Overall,we believe that REIT fundamentals remain strong but valuations also seem quite rich. Assessments of this market can be somewhat clouded since REIT fundamentals and stock price appreciation have often diverged in the past. REITs have outperformed the S&P 500 every year since 1999, and we feel that this lengthy period of strong gains may be contributing to some market complacency. As a result, we tend to favor higher quality holdings and anticipate that investors may not be rewarded for moving down the quality spectrum.

PORTFOLIO COMPOSITION(3)

As of 12/31/06

                                  (PIE CHART)

                       As of      As of
Asset Class          12/31/06   12/31/05   Change
-----------          --------   --------   ------
Industrial/Office       37%        24%      +13%
Residential             24%        11%      +13%
Retail                  16%        26%      -10%
Lodging/Resorts          6%         6%        0%
Diversified              5%         3%       +2%
Self Storage             4%         2%       +2%
Health Care              3%         6%       -3%
Common Stock             2%         8%       -6%
Specialty                1%         5%       -4%
Hybrid                   0%         1%       -1%
Mortgage/Financial       0%         1%       -1%
Cash Equivalents         2%         7%       -5%

(3)  May not reflect the current portfolio composition.

VT Equity Income Fund*

INVESTMENT STRATEGY

U.S. equities posted solid returns for 2006 amid economic growth and inflationary pressures that decelerated as the year progressed. During the first half of the period, the Federal Reserve (the Fed) continued its two-year campaign of increases in short-term interest rates. The Fed's August decision to suspend this campaign, coupled with a decline in energy prices, spurred a rally in equity markets that continued through the close of the year.

The relative performance of the WM VT Equity Income Fund benefited from overweighted allocations to financials, telecommunications, technology, consumer discretionaries, and real estate investment trusts (REITs). Financials were led by brokers such as Goldman Sachs and Morgan Stanley. BellSouth (which was acquired by AT&T in December) and a turnaround at Vodafone assisted telecom results. Technology was supported by Apple, Hewlett-Packard,and Cisco Systems. As consumer spending bottomed out, the Fund benefited from the strong results of Hilton Hotels, Nordstrom, and McGraw-Hill. The stellar year enjoyed by REITs also helped the Fund through such firms as Health Care

Data shown is past performance and does not guarantee future results. Current performance, including the most recent month-end results, which may be higher or lower than the data shown, can be obtained by calling 800-222-5852. Your investment's return and principal value will fluctuate, so it may be worth more or less upon redemption. Performance shown below does not account for fees, expenses, and charges of any variable insurance contract or retirement plan. If these fees were reflected, performance would be lower.

REIT securities are subject to risk factors associated with the real estate industry and tax factors of REIT registration.

* As of 8/1/00, the WM VT Bond & Stock Fund became the WM VT Equity Income Fund, and the Fund's objectives and strategies changed. This information should be considered when reviewing past performance. Please see the prospectus for detailed information.

AVERAGE ANNUAL TOTAL RETURNS(1)

AS OF DECEMBER 31, 2006

                                                       Since     Inception
                                   1-Year   5-Year   Inception      Date
                                   ------   ------   ---------   ---------
CLASS 1 SHARES                     18.17%   12.06%     10.40%     4/28/98
CLASS 2 SHARES                     17.86%   11.77%     10.96%      5/1/01
S&P 500/Citigroup Value Index(2)   20.80%   10.43%      6.12%
S&P 500(2)                         15.80%    6.19%      4.48%

VALUE OF A $10,000 INVESTMENT (1) APRIL 28, 1998 - DECEMBER 31, 2006

                               (PERFORMANCE GRAPH)

           VT
         EQUITY     S&P 500/
         INCOME    CITIGROUP
DATE      FUND    VALUE INDEX   S&P 500
----     ------   -----------   -------
DEC-96
Jan-97
Feb-97
Mar-97
Apr-97
May-97
Jun-97
Jul-97
Aug-97
Sep-97
Oct-97
Nov-97
Dec-97
Jan-98
Feb-98
Mar-98
Apr-98   10,000      10,000      10,000
May-98    9,800       9,859       9,828
Jun-98    9,821       9,934      10,227
Jul-98    9,550       9,718      10,119
Aug-98    8,777       8,156       8,655
Sep-98    9,248       8,652       9,210
Oct-98    9,850       9,329       9,959
Nov-98   10,222       9,815      10,563
Dec-98   10,302      10,159      11,171
Jan-99   10,433      10,365      11,638
Feb-99   10,172      10,142      11,276
Mar-99   10,263      10,449      11,727
Apr-99   10,554      11,350      12,181
May-99   10,605      11,149      11,893
Jun-99   10,732      11,577      12,553
Jul-99   10,571      11,221      12,162
Aug-99   10,330      10,937      12,101
Sep-99   10,099      10,509      11,769
Oct-99   10,230      11,102      12,514
Nov-99   10,422      11,036      12,768
Dec-99   10,562      11,451      13,521
Jan-00   10,240      11,087      12,842
Feb-00   10,180      10,394      12,599
Mar-00   10,804      11,478      13,831
Apr-00   10,773      11,401      13,415
May-00   10,924      11,437      13,140
Jun-00   10,824      10,985      13,463
Jul-00   10,803      11,205      13,253
Aug-00   11,079      11,956      14,076
Sep-00   11,396      11,954      13,333
Oct-00   11,856      12,178      13,277
Nov-00   11,682      11,554      12,231
Dec-00   12,377      12,149      12,291
Jan-01   12,653      12,662      12,727
Feb-01   12,581      11,822      11,566
Mar-01   12,447      11,355      10,834
Apr-01   12,918      12,125      11,676
May-01   13,205      12,253      11,754
Jun-01   13,149      11,856      11,469
Jul-01   13,408      11,650      11,356
Aug-01   13,305      10,977      10,645
Sep-01   12,672       9,934       9,785
Oct-01   12,630       9,934       9,972
Nov-01   13,159      10,565      10,737
Dec-01   13,356      10,726      10,831
Jan-02   13,304      10,432      10,673
Feb-02   13,242      10,338      10,467
Mar-02   13,853      10,867      10,861
Apr-02   13,407      10,323      10,203
May-02   13,449      10,364      10,127
Jun-02   12,736       9,710       9,406
Jul-02   11,791       8,660       8,672
Aug-02   12,025       8,720       8,730
Sep-02   10,868       7,723       7,781
Oct-02   11,345       8,365       8,465
Nov-02   12,035       8,953       8,964
Dec-02   11,684       8,488       8,437
Jan-03   11,409       8,255       8,216
Feb-03   11,207       8,031       8,093
Mar-03   11,335       8,020       8,171
Apr-03   12,130       8,813       8,845
May-03   12,873       9,462       9,311
Jun-03   13,112       9,531       9,430
Jul-03   13,233       9,743       9,596
Aug-03   13,430       9,953       9,783
Sep-03   13,551       9,773       9,679
Oct-03   14,163      10,442      10,227
Nov-03   14,415      10,536      10,317
Dec-03   15,202      11,187      10,858
Jan-04   15,585      11,385      11,057
Feb-04   15,991      11,642      11,211
Mar-04   16,024      11,562      11,042
Apr-04   15,619      11,276      10,868
May-04   15,761      11,406      11,017
Jun-04   16,216      11,653      11,231
Jul-04   15,837      11,432      10,859
Aug-04   16,049      11,555      10,903
Sep-04   16,428      11,775      11,021
Oct-04   16,673      11,953      11,189
Nov-04   17,520      12,536      11,642
Dec-04   18,110      12,945      12,038
Jan-05   17,710      12,630      11,744
Feb-05   18,378      12,859      11,991
Mar-05   18,133      12,630      11,779
Apr-05   18,055      12,372      11,555
May-05   18,590      12,763      11,922
Jun-05   18,928      12,956      11,939
Jul-05   19,551      13,364      12,383
Aug-05   19,404      13,264      12,271
Sep-05   19,552      13,402      12,370
Oct-05   19,325      13,167      12,163
Nov-05   19,924      13,659      12,623
Dec-05   19,970      13,763      12,627
Jan-06   20,750      14,173      12,962
Feb-06   20,717      14,326      12,997
Mar-06   21,057      14,570      13,158
Apr-06   21,590      14,977      13,334
May-06   21,056      14,692      12,950
Jun-06   21,090      14,742      12,968
Jul-06   21,322      14,889      13,049
Aug-06   21,651      15,117      13,359
Sep-06   22,101      15,519      13,704
Oct-06   22,733      16,036      14,151
Nov-06   23,219      16,323      14,419
Dec-06   23,598      16,717      14,621

(1) Performance reflects ongoing fund expenses, which may have been waived, and assumes reinvestment of all dividends and capital gains. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower. The Fund's performance in 1998 benefited from the agreement of WM Advisors and its affiliates to limit the Fund's expenses.

(2) See glossary on page 29 for definitions of indices. On 12/16/05, Standard & Poor's changed the name of the S&P 500/BARRA Value Index to the S&P 500/Citigroup Value Index and changed its calculation methodology. Returns shown for the indices assume reinvestment of all dividends and distributions, and since-inception returns shown for the indices are calculated from 4/30/98. Indices are unmanaged, and individuals cannot invest directly in an index.

                                                             PORTFOLIO MANAGER
                                                             Joseph T. Suty, CFA
                                 (PHOTO OF JOSEPH T. SUTY)   WM Advisors, Inc.

Property Investors, Vornado Realty, and Kimco Realty.

Certain allocation weightings and adjustments were more detrimental to Fund performance. For example, we began trimming the energy sector at mid-year, but these volatile securities declined very quickly in subsequent months. It helped the Fund to reduce its overall energy exposure, but holdings such as GlobalSantaFe continued to prove problematic. An under-weighting in utilities early in the year caused the Fund to miss out on the sector's gains, and when this sector deteriorated in the year's second half, we were a little too slow in trimming it. Allocation decisions that favored drug stocks also hurt results. Although we judged these holdings to be inexpensive and high yielding, market concerns about the potential consequences of a Democrat-controlled Congress depressed this group's results. We believe these concerns will fade in 2007.

Following the easing of inflationary pressures and the Fed's pause, we began looking at opportunities in more economically sensitive areas of the market. We anticipate that the slowing of economic growth will reach a trough in the near term and then return to slightly higher, sustainable levels. However, we also feel that interest-rate cuts by the Fed in 2007 will be necessary to avoid a prolonged deceleration of growth. In an environment of subdued growth and inflation, we believe larger companies that are diversified, financially strong, and cash rich look most attractive going forward. We continue to search across all sectors for undervalued firms that we believe demonstrate strong balance sheets, cash flow, and dividend growth prospects.

PORTFOLIO COMPOSITION(3)

As of 12/31/06

                                  (PIE CHART)

                               As of     As of
Asset Class                  12/31/06   12/31/05   Change
-----------                  --------   --------   ------
Financials                      27%        25%       +2%
Information Technology          11%         9%       +2%
Consumer Discretionary          10%         6%       +4%
Industrials                     10%         9%       +1%
Health Care                      8%         9%       -1%
Telecommunication Services       8%         4%       +4%
Energy                           7%        12%       -5%
Consumer Staples                 6%         6%        0%
REITs                            4%         6%       -2%
Materials                        3%         4%       -1%
Utilities                        3%         3%        0%
Other                            1%         2%       -1%
Cash Equivalents                 2%         5%       -3%

(3)  May not reflect the current portfolio composition.

VT Growth & Income Fund

INVESTMENT STRATEGY

During 2006,corporations continued to generate strong earnings growth while economic growth slowed following a first-quarter surge. To control inflationary pressures, the Federal Reserve (the Fed) continued its two-year streak of increases in short-term interest rates. The Fed's August decision to pause this tightening campaign spurred a rally in equities. Although large caps dominated in the rally's early months, small caps rebounded in the fourth quarter.

As economic growth decelerated, we emphasized holdings that rely on business spending and deemphasized those that rely on consumer spending. Several industrial firms provided the WM VT Growth & Income Fund with gains during the period. Lockheed Martin rose on increased defense spending. Honeywell International advanced on improvements in the aviation sector. AMR and Boeing also contributed positively to Fund performance.

Within other sectors, utilities benefited from the Fed's pause and the market's anticipation of lower interest rates, which could improve financial conditions for utilities that typically have high debt levels. Overweighted alloca-

Data shown is past performance and does not guarantee future results. Current performance, including the most recent month-end results, which may be higher or lower than the data shown, can be obtained by calling 800-222-5852. Your investment's return and principal value will fluctuate, so it may be worth more or less upon redemption. Performance shown below does not account for fees, expenses, and charges of any variable insurance contract or retirement plan. If these fees were reflected, performance would be lower.

AVERAGE ANNUAL TOTAL RETURNS(1)

AS OF DECEMBER 31, 2006

                 1-Year   5-Year   10-Year   Since Inception   Inception Date
                 ------   ------   -------   ---------------   --------------
CLASS 1 SHARES   11.87%    4.73%    8.44%         10.30%           1/12/94
CLASS 2 SHARES   11.66%    4.47%      --           5.05%           11/6/01
S&P 500(2)       15.80%    6.19%    8.42%         10.92%

VALUE OF A $10,000 INVESTMENT(1) DECEMBER 31, 1996 - DECEMBER 31, 2006

                               (PERFORMANCE GRAPH)

         VT GROWTH &
DATE     INCOME FUND   S&P 500
----     -----------   -------
DEC-96      10,000      10,000
Jan-97      10,644      10,621
Feb-97      10,679      10,707
Mar-97      10,343      10,262
Apr-97      10,735      10,874
May-97      11,463      11,542
Jun-97      11,757      12,057
Jul-97      12,859      13,014
Aug-97      12,464      12,290
Sep-97      13,034      12,964
Oct-97      12,434      12,531
Nov-97      12,662      13,111
Dec-97      12,852      13,337
Jan-98      12,912      13,485
Feb-98      13,915      14,457
Mar-98      14,440      15,197
Apr-98      14,561      15,351
May-98      14,150      15,087
Jun-98      14,561      15,699
Jul-98      13,957      15,533
Aug-98      11,578      13,287
Sep-98      12,560      14,138
Oct-98      13,713      15,288
Nov-98      14,606      16,214
Dec-98      15,291      17,148
Jan-99      15,760      17,865
Feb-99      15,418      17,309
Mar-99      15,923      18,002
Apr-99      16,986      18,698
May-99      16,796      18,257
Jun-99      17,642      19,270
Jul-99      17,078      18,669
Aug-99      16,620      18,576
Sep-99      16,203      18,067
Oct-99      16,922      19,210
Nov-99      17,390      19,600
Dec-99      18,061      20,755
Jan-00      17,196      19,713
Feb-00      16,632      19,340
Mar-00      18,401      21,232
Apr-00      18,460      20,593
May-00      18,752      20,171
Jun-00      18,517      20,667
Jul-00      17,929      20,344
Aug-00      19,135      21,608
Sep-00      18,800      20,467
Oct-00      19,327      20,381
Nov-00      18,018      18,775
Dec-00      18,485      18,867
Jan-01      20,047      19,537
Feb-01      19,155      17,755
Mar-01      18,201      16,631
Apr-01      19,113      17,923
May-01      19,579      18,043
Jun-01      19,154      17,605
Jul-01      19,124      17,432
Aug-01      18,076      16,341
Sep-01      16,581      15,021
Oct-01      16,778      15,308
Nov-01      17,693      16,482
Dec-01      17,838      16,627
Jan-02      17,224      16,384
Feb-02      16,840      16,068
Mar-02      17,722      16,672
Apr-02      16,487      15,662
May-02      16,705      15,546
Jun-02      15,547      14,439
Jul-02      14,271      13,313
Aug-02      14,490      13,401
Sep-02      12,975      11,944
Oct-02      13,947      12,995
Nov-02      14,658      13,760
Dec-02      14,061      12,951
Jan-03      13,800      12,612
Feb-03      13,475      12,423
Mar-03      13,517      12,543
Apr-03      14,615      13,577
May-03      15,451      14,292
Jun-03      15,786      14,475
Jul-03      15,775      14,730
Aug-03      15,975      15,017
Sep-03      15,964      14,858
Oct-03      16,568      15,699
Nov-03      16,780      15,837
Dec-03      17,827      16,667
Jan-04      18,144      16,974
Feb-04      18,429      17,210
Mar-04      18,121      16,950
Apr-04      18,121      16,684
May-04      18,248      16,912
Jun-04      18,664      17,240
Jul-04      17,904      16,670
Aug-04      18,085      16,736
Sep-04      18,139      16,917
Oct-04      18,150      17,176
Nov-04      18,835      17,872
Dec-04      19,445      18,479
Jan-05      19,155      18,028
Feb-05      19,477      18,407
Mar-05      19,189      18,081
Apr-05      18,910      17,738
May-05      19,370      18,302
Jun-05      19,502      18,327
Jul-05      19,782      19,009
Aug-05      19,630      18,836
Sep-05      19,467      18,989
Oct-05      19,348      18,672
Nov-05      20,159      19,377
Dec-05      20,083      19,383
Jan-06      20,396      19,897
Feb-06      20,373      19,951
Mar-06      20,557      20,198
Apr-06      20,968      20,469
May-06      20,276      19,879
Jun-06      20,114      19,907
Jul-06      20,367      20,030
Aug-06      20,752      20,507
Sep-06      21,213      21,036
Oct-06      21,807      21,722
Nov-06      22,247      22,135
Dec-06      22,468      22,444

(1) Performance reflects ongoing fund expenses, which may have been waived, and assumes reinvestment of all dividends and capital gains. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower. The Fund's performance in 1995 benefited from the agreement of WM Advisors and its affiliates to limit the Fund's expenses.

(2) See glossary on page 29 for definitions of indices. Returns shown for the index assume reinvestment of all dividends and distributions, and the since-inception return shown for the index is calculated from 12/31/93. Indices are unmanaged, and individuals cannot invest directly in an index.

                                                         PORTFOLIO MANAGER
                                                         Stephen Q. Spencer, CFA
                         (PHOTO OF STEPHEN Q. SPENCER)   WM Advisors, Inc.

tions to energy and technology also assisted results.

However, the lagging performance of large-and mega-cap firms for much of 2006 was detrimental to the Fund, as were certain health care holdings. Omnicare, a provider of pharmacy services to nursing facilities, declined in the wake of legal and business headwinds, so we exited the position. Teva and Medtronic also endured a variety of short-term problems. As a whole, the health care sector was negatively impacted by a change in Medicare reimbursement policies (that subsequently was modified) and elevated market fears after Democrats won control of Congress.

In terms of allocation changes, we reduced consumer discretionaries due to our outlook for decelerating consumer spending. We also trimmed the health care and energy sectors. Changing valuations led us to increase the Fund's technology exposure in the second half of the year. Additional portfolio adjustments were made in December as preparation for a January 2007 merger.

We believe that the market has begun to acknowledge that economic growth is likely to continue slowing. We anticipate that this will lead investors to reduce their risk exposure and gravitate toward large-cap companies, which typically fare better than small firms as growth slows. Large caps tend to have greater cash flow, stronger balance sheets, and broader market exposure that often includes international markets. All these factors can support large-cap firms through slower economic conditions. Should economic growth and inflation remain subdued, we believe stocks of high-quality large- and mega-cap firms could continue advancing.

PORTFOLIO COMPOSITION(3)

As Of 12/31/06

                                   (PIE CHART)

                               As of      As of
Asset Class                  12/31/06   12/31/05   Change
-----------                  --------   --------   ------
Financials                      21%        22%       -1%
Information Technology          18%        13%       +5%
Industrials                     13%        12%       +1%
Consumer Staples                10%         9%       +1%
Health Care                     10%        13%       -3%
Energy                           9%        10%       -1%
Consumer Discretionary           7%        10%       -3%
Telecommunication Services       3%         1%       +2%
Utilities                        3%         5%       -2%
Materials                        2%         2%        0%
Cash Equivalents                 4%         3%       +1%

(3)  May not reflect the current portfolio composition.

VT West Coast Equity Fund

INVESTMENT STRATEGY

Speculation about interest rates and inflation dominated the financial markets during the first half of 2006,and this served to restrain equity returns. To combat inflationary pressures, the Federal Reserve (the Fed) continued its two-year streak of increases in short-term interest rates before deciding in August to hold rates steady. Economic growth slowed as the year progressed, but the Fed's pause coupled with falling oil prices fueled a rally in stocks that extended through the close of the year.

Challenges endured by certain holdings resulted in some of the WM VT West Coast Equity Fund's relative underperformance for the period. The Fund received positive contributions from Franklin Resources and PACCAR, but several other long-term holdings had adverse results during 2006. Getty Images, Nabors Industries, and SonoSite all performed poorly as their earnings failed to meet lofty market expectations. However, we continue to believe that these firms exhibit solid fundamentals, with the potential to grow faster than the overall economy.

Data shown is past performance and does not guarantee future results. Current performance, including the most recent month-end results, which may be higher or lower than the data shown, can be obtained by calling 800-222-5852. Your investment's return and principal value will fluctuate, so it may be worth more or less upon redemption. Performance shown below does not account for fees, expenses, and charges of any variable insurance contract or retirement plan. If these fees were reflected, performance would be lower.

Small-cap and mid-cap stocks may have additional risks, including greater price volatility. There may be additional investment risks due to the Fund's concentration in West Coast companies.

AVERAGE ANNUAL TOTAL RETURNS(1)

AS OF DECEMBER 31, 2006

                           1-Year   5-Year   Since Inception   Inception Date
                           ------   ------   ---------------   --------------
CLASS 1 SHARES             12.03%    8.83%        11.95%           4/28/98
CLASS 2 SHARES             11.75%    8.56%         9.84%           11/6/01
Russell 3000(R) Index(2)   15.72%    7.17%         4.97%

VALUE OF A $10,000 INVESTMENT(1) APRIL 28, 1998 - DECEMBER 31, 2006

                               (PERFORMANCE GRAPH)

         VT WEST COAST   RUSSELL 3000
DATE      EQUITY FUND        INDEX
----     -------------   ------------
DEC-96
Jan-97
Feb-97
Mar-97
Apr-97
May-97
Jun-97
Jul-97
Aug-97
Sep-97
Oct-97
Nov-97
Dec-97
Jan-98
Feb-98
Mar-98
Apr-98       10,000         10,000
May-98        9,470          9,753
Jun-98        9,290         10,083
Jul-98        8,720          9,899
Aug-98        7,019          8,383
Sep-98        7,689          8,954
Oct-98        8,499          9,634
Nov-98        9,699         10,224
Dec-98       10,938         10,874
Jan-99       11,228         11,243
Feb-99       10,539         10,845
Mar-99       10,859         11,243
Apr-99       11,469         11,751
May-99       11,989         11,527
Jun-99       12,852         12,109
Jul-99       12,902         11,742
Aug-99       12,952         11,609
Sep-99       12,496         11,311
Oct-99       13,125         12,021
Nov-99       13,621         12,357
Dec-99       15,354         13,146
Jan-00       15,232         12,630
Feb-00       17,473         12,748
Mar-00       17,961         13,746
Apr-00       16,734         13,262
May-00       16,115         12,889
Jun-00       17,576         13,271
Jul-00       17,504         13,036
Aug-00       18,992         14,003
Sep-00       17,697         13,369
Oct-00       16,748         13,179
Nov-00       15,311         11,964
Dec-00       16,320         12,165
Jan-01       17,686         12,581
Feb-01       15,983         11,431
Mar-01       15,138         10,686
Apr-01       16,708         11,543
May-01       18,064         11,635
Jun-01       19,731         11,421
Jul-01       18,279         11,233
Aug-01       17,872         10,570
Sep-01       14,612          9,638
Oct-01       15,624          9,862
Nov-01       16,931         10,622
Dec-01       17,442         10,771
Jan-02       17,254         10,637
Feb-02       16,877         10,420
Mar-02       17,870         10,876
Apr-02       17,243         10,305
May-02       16,594         10,186
Jun-02       15,784          9,452
Jul-02       14,092          8,701
Aug-02       13,581          8,742
Sep-02       12,538          7,823
Oct-02       13,347          8,446
Nov-02       14,401          8,957
Dec-02       13,507          8,451
Jan-03       13,304          8,243
Feb-03       13,176          8,107
Mar-03       12,996          8,193
Apr-03       13,976          8,862
May-03       15,380          9,397
Jun-03       15,712          9,524
Jul-03       16,300          9,742
Aug-03       17,047          9,958
Sep-03       16,834          9,850
Oct-03       18,254         10,446
Nov-03       18,681         10,590
Dec-03       19,365         11,074
Jan-04       19,803         11,305
Feb-04       19,941         11,458
Mar-04       19,760         11,322
Apr-04       19,066         11,087
May-04       19,387         11,248
Jun-04       20,133         11,472
Jul-04       19,084         11,038
Aug-04       19,019         11,084
Sep-04       19,630         11,254
Oct-04       19,962         11,439
Nov-04       21,043         11,971
Dec-04       21,889         12,397
Jan-05       21,044         12,067
Feb-05       21,505         12,333
Mar-05       21,088         12,124
Apr-05       20,264         11,861
May-05       21,259         12,311
Jun-05       21,599         12,397
Jul-05       22,741         12,905
Aug-05       22,741         12,782
Sep-05       22,891         12,894
Oct-05       22,644         12,652
Nov-05       23,948         13,145
Dec-05       23,764         13,157
Jan-06       24,745         13,596
Feb-06       24,810         13,620
Mar-06       25,457         13,856
Apr-06       25,371         14,006
May-06       24,455         13,558
Jun-06       24,621         13,582
Jul-06       24,080         13,570
Aug-06       24,501         13,902
Sep-06       24,976         14,214
Oct-06       25,795         14,725
Nov-06       26,482         15,046
Dec-06       26,625         15,227

(1) Performance reflects ongoing fund expenses, which may have been waived, and assumes reinvestment of all dividends and capital gains. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower. The Fund's performance in 1998 benefited from the agreement of WM Advisors and its affiliates to limit the Fund's expenses.

(2) See glossary on page 29 for definitions of indices. Returns shown for the index assume reinvestment of all dividends and distributions, and the since-inception return shown for the index is calculated from 4/30/98. Indices are unmanaged, and individuals cannot invest directly in an index.

                                                          PORTFOLIO MANAGER
                                                          Philip M. Foreman, CFA
                           (PHOTO OF PHILIP M. FOREMAN)   WM Advisors, Inc.

Certain sector allocations also had a negative impact on Fund performance. An overweighting in health care, which typically does well as the economy slows, hurt results as this sector lagged the broad equity market advance. Congressional gains by Democrats may have created some uncertainty in this sector that trumped the support of economic fundamentals and demographic trends. Underweightings in utilities and telecommunications, both due to regulatory concerns, also hurt performance.

Changes in sector allocations during the period were somewhat limited, and this kept turnover low for the year. Slowing economic growth led us to add to the consumer staples sector. However, the Fund remains underweighted in this sector due to a lack of West Coast firms. Technology, which was an underperformer early in 2006, was increased to take advantage of later changes in the economic environment.

The Fund closed the year with positioning that seeks to benefit from the recent decline in oil prices and the Fed's pause. We continue to favor large-cap equities, particularly those that we believe demonstrate good earnings but have lagged in the year-ending rally. We anticipate that economic growth will continue to slow while avoiding a recession. However, we also believe that eventual interest-rate cuts by the Fed will be necessary to achieve sustainable growth. Over the long term, we continue to view the West Coast as the premier hub for U.S. technology and biotech development. Accordingly, we believe we have constructed the Fund to take advantage of these opportunities.

PORTFOLIO COMPOSITION(3)

As of 12/31/06

                                   (PIE CHART)

                               As of      As of
Asset Class                  12/31/06   12/31/05   Change
-----------                  --------   --------   ------
Information Technology          19%        16%       +3%
Financials                      17%        17%        0%
Health Care                     15%        17%       -2%
Industrials                     15%        15%        0%
Consumer Discretionary          11%        13%       -2%
Energy                           7%         7%        0%
Consumer Staples                 6%         5%       +1%
Materials                        3%         3%        0%
REITs                            3%         3%        0%
Telecommunication Services       1%         1%        0%
Utilities                        1%         0%       +1%
Cash Equivalents                 2%         3%       -1%

(3)  May not reflect the current portfolio composition.

VT Mid Cap Stock Fund

INVESTMENT STRATEGY

As 2006 progressed, economic growth gradually decelerated from a strong first quarter, while inflationary pressures followed a similar path, inching down from earlier highs. An August decision by the Federal Reserve (the Fed) to pause its monetary tightening campaign, plus a decline in oil prices, spurred a rally in equity markets. Although large caps dominated the rally's early months, mid caps outperformed large caps in the fourth quarter.

The WM VT Mid Cap Stock Fund built relative outperformance for the year through holdings that demonstrated earnings growth, particularly among industrial positions. Airline holdings such as Continental Airlines and AMR benefited from improving financial conditions within the industry as airlines trimmed their fleets and reduced overall capacity. Subsequent fare increases had a more profoundly positive impact on earnings than the negative effects of elevated fuel costs. Lincoln Electric Holdings advanced on greater-than-expected sales and earnings growth. As a manufacturer of arc-welding products and welding supplies, Lincoln Electric has benefited from industrial growth in emerging markets. Another industrial

Data shown is past performance and does not guarantee future results. Current performance, including the most recent month-end results, which may be higher or lower than the data shown, can be obtained by calling 800-222-5852. Your investment's return and principal value will fluctuate, so it may be worth more or less upon redemption. Performance shown below does not account for fees, expenses, and charges of any variable insurance contract or retirement plan. If these fees were reflected, performance would be lower.

Small-cap and mid-cap stocks may have additional risks, including greater price volatility.

AVERAGE ANNUAL TOTAL RETURNS(1)

AS OF DECEMBER 31, 2006

                                        Since     Inception
                    1-Year   5-Year   Inception      Date
                    ------   ------   ---------   ---------
CLASS 1 SHARES      16.88%   11.70%     13.20%      5/1/00
CLASS 2 SHARES      16.56%   11.43%     11.22%      5/1/01
S&P MidCap 400(2)   10.32%   10.89%      9.22%

VALUE OF A $10,000 INVESTMENT(1) MAY 1, 2000 - DECEMBER 31, 2006

                               (PERFORMANCE GRAPH)

         VT MID CAP       S&P
DATE     STOCK FUND   MIDCAP 400
----     ----------   ----------
DEC-96
Jan-97
Feb-97
Mar-97
Apr-97
May-97
Jun-97
Jul-97
Aug-97
Sep-97
Oct-97
Nov-97
Dec-97
Jan-98
Feb-98
Mar-98
Apr-98
May-98
Jun-98
Jul-98
Aug-98
Sep-98
Oct-98
Nov-98
Dec-98
Jan-99
Feb-99
Mar-99
Apr-99
May-99
Jun-99
Jul-99
Aug-99
Sep-99
Oct-99
Nov-99
Dec-99
Jan-00
Feb-00
Mar-00
Apr-00     10,000       10,000
May-00     10,210        9,875
Jun-00      9,980       10,020
Jul-00     10,150       10,178
Aug-00     10,860       11,314
Sep-00     10,751       11,236
Oct-00     10,951       10,855
Nov-00     10,651       10,036
Dec-00     11,741       10,804
Jan-01     12,171       11,044
Feb-01     12,141       10,414
Mar-01     11,700        9,640
Apr-01     12,350       10,703
May-01     12,780       10,953
Jun-01     13,188       10,909
Jul-01     13,127       10,746
Aug-01     12,737       10,395
Sep-01     11,487        9,102
Oct-01     11,897        9,504
Nov-01     12,407       10,211
Dec-01     13,148       10,739
Jan-02     12,698       10,683
Feb-02     12,698       10,696
Mar-02     13,469       11,461
Apr-02     13,379       11,407
May-02     13,508       11,214
Jun-02     12,803       10,393
Jul-02     11,870        9,386
Aug-02     11,993        9,433
Sep-02     11,070        8,673
Oct-02     11,387        9,048
Nov-02     11,983        9,572
Dec-02     11,788        9,179
Jan-03     11,583        8,911
Feb-03     11,429        8,699
Mar-03     11,480        8,772
Apr-03     11,881        9,409
May-03     12,794       10,189
Jun-03     12,866       10,318
Jul-03     13,092       10,684
Aug-03     13,431       11,170
Sep-03     13,266       10,999
Oct-03     14,192       11,830
Nov-03     14,594       12,242
Dec-03     15,057       12,449
Jan-04     15,263       12,719
Feb-04     15,695       13,024
Mar-04     15,541       13,080
Apr-04     15,396       12,651
May-04     15,777       12,913
Jun-04     16,299       13,207
Jul-04     15,627       12,591
Aug-04     15,459       12,558
Sep-04     15,741       12,930
Oct-04     15,941       13,136
Nov-04     16,791       13,919
Dec-04     17,253       14,503
Jan-05     16,644       14,133
Feb-05     17,085       14,608
Mar-05     17,399       14,445
Apr-05     16,896       13,884
May-05     17,694       14,719
Jun-05     18,131       15,061
Jul-05     18,909       15,852
Aug-05     18,875       15,676
Sep-05     18,909       15,796
Oct-05     18,684       15,457
Nov-05     19,304       16,212
Dec-05     19,563       16,324
Jan-06     20,545       17,286
Feb-06     20,364       17,141
Mar-06     21,189       17,569
Apr-06     21,415       17,817
May-06     20,670       17,013
Jun-06     20,699       17,017
Jul-06     20,376       16,532
Aug-06     20,674       16,720
Sep-06     20,996       16,832
Oct-06     21,937       17,532
Nov-06     22,788       18,097
Dec-06     22,865       18,008

(1) Performance reflects ongoing fund expenses, which may have been waived, and assumes reinvestment of all dividends and capital gains.Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

(2) See glossary on page 29 for definitions of indices. Returns shown for the index assume reinvestment of all dividends and distributions, and the since-inception return shown for the index is calculated from 4/30/00. Indices are unmanaged, and individuals cannot invest directly in an index.

                                                               PORTFOLIO MANAGER
                                                               Daniel R. Coleman
                                (PHOTO OF DANIEL R. COLEMAN)   WM Advisors, Inc.

position, PACCAR, achieved above-consensus earnings through profitable truck financing and aftermarket parts sales.

The Fund also benefited from a general lack of problematic positions. We diligently monitor the portfolio's holdings, seeking to avoid earnings surprises on the downside, and we were able to accomplish that this year.

During the period, we saw few significant over- or under-valuations in sectors, so we did not make any dramatic adjustments to weightings. A split by Fidelity National Financial into two companies, both of which the Fund continues to own, created a reduction in financials and an increase in technology. However, most portfolio adjustments consisted of trimming or building core positions based on changing valuations. For example, the strong performance of energy holdings in the first half of 2006 led us to pare these positions, moving the energy sector to a moderate underweighting. Falling oil prices later in the year reduced valuations, and we added to this sector during the year's final quarter.

Our outlook for mid-cap equities is generally positive,but we anticipate that economic growth will continue to slow from its strong pace in early 2006. This anticipated slowdown should produce a benign economic and interest-rate environment. On the negative side, many companies may find it hard to sustain strong earnings growth. Therefore, we are redoubling our research efforts to identify companies that we believe can generate strong sales and earnings growth without the benefit of a robust economy.

PORTFOLIO COMPOSITION(3)

As of 12/31/06

                                  (PIE CHART)

                               As of      As of
Asset Class                  12/31/06   12/31/05   Change
-----------                  --------   --------   ------
Financials                      17%        20%       -3%
Industrials                     17%        17%        0%
Information Technology          14%        11%       +3%
Consumer Discretionary          13%        13%        0%
Health Care                     11%        12%       -1%
Energy                           9%         8%       +1%
Materials                        6%         5%       +1%
Utilities                        5%         5%        0%
REITs                            2%         2%        0%
Consumer Staples                 1%         2%       -1%
Telecommunication Services       1%         1%        0%
Cash Equivalents                 4%         4%        0%

(3)  May not reflect the current portfolio composition.

VT Growth Fund

INVESTMENT STRATEGY

Salomon Brothers Asset Management, Inc, Janus Capital Management LLC, and Oppenheimer Funds, Inc. share management responsibilities for the WM VT Growth Fund.

U.S. equities performed well during the year, and after early weakness in the first and second quarters, large-cap stocks improved. Appreciation in the year's second half was largely fueled by a more dovish Federal Reserve (Fed), declining commodity prices, record share buybacks, strong merger and acquisition activity, and record corporate profits. The Fund lagged the broader market, however, in an investment climate that continued to favor value equities over growth.

Salomon reported that stock selection accounted for the majority of its portfolio's underperformance. Significant detractors included technology holdings and, to a lesser degree, positions in health care, industrials, and consumer discretionaries. An overweighting in technology and underweightings in industrials and materials also had a negative impact. For the period, leading stock detractors included Yahoo!, eBay, Amazon.com, and Genentech. Leading contributors to performance included stock selection among

Data shown is past performance and does not guarantee future results. Current performance, including the most recent month-end results, which may be higher or lower than the data shown, can be obtained by calling 800-222-5852. Your investment's return and principal value will fluctuate, so it may be worth more or less upon redemption. Performance shown below does not account for fees, expenses, and charges of any variable insurance contract or retirement plan. If these fees were reflected, performance would be lower.

International investing involves increased risks due to currency fluctuations, political or social instability, and differences in accounting standards.

AVERAGE ANNUAL TOTAL RETURNS(1)

AS OF DECEMBER 31, 2006

                                  1-Year   5-Year   10-Year   Since Inception   Inception Date
                                  ------   ------   -------   ---------------   --------------
CLASS 1 SHARES                     4.94%    1.68%    7.69%         10.37%            5/7/93
CLASS 2 SHARES                     4.63%    1.44%      --           2.45%           11/6/01
Russell 1000(R) Growth Index(2)    9.07%    2.69%    5.44%          8.84%

VALUE OF A $10,000 INVESTMENT(1) DECEMBER 31, 1996 - DECEMBER 31, 2006

                               (PERFORMANCE GRAPH)

                          RUSSELL 1000
 DATE    VT GROWTH FUND   GROWTH INDEX
------   --------------   ------------
Dec-96       10,000          10,000
Jan-97       10,487          10,701
Feb-97       10,012          10,628
Mar-97        9,343          10,053
Apr-97        9,506          10,721
May-97       10,174          11,495
Jun-97       10,575          11,955
Jul-97       11,469          13,011
Aug-97       10,871          12,250
Sep-97       11,506          12,853
Oct-97       11,195          12,377
Nov-97       11,151          12,903
Dec-97       11,122          13,048
Jan-98       11,490          13,438
Feb-98       12,559          14,449
Mar-98       13,158          15,025
Apr-98       13,671          15,232
May-98       13,267          14,800
Jun-98       14,526          15,706
Jul-98       14,478          15,602
Aug-98       12,032          13,260
Sep-98       13,504          14,278
Oct-98       13,971          15,426
Nov-98       14,928          16,600
Dec-98       17,690          18,098
Jan-99       20,039          19,160
Feb-99       19,390          18,285
Mar-99       21,866          19,248
Apr-99       22,996          19,273
May-99       21,732          18,681
Jun-99       23,475          19,989
Jul-99       22,552          19,353
Aug-99       23,159          19,669
Sep-99       24,307          19,256
Oct-99       26,135          20,710
Nov-99       29,057          21,826
Dec-99       34,866          24,096
Jan-00       34,939          22,966
Feb-00       39,226          24,089
Mar-00       39,822          25,814
Apr-00       36,214          24,585
May-00       32,959          23,346
Jun-00       33,924          25,115
Jul-00       33,320          24,068
Aug-00       35,876          26,246
Sep-00       34,089          23,763
Oct-00       32,562          22,639
Nov-00       27,255          19,302
Dec-00       27,184          18,692
Jan-01       28,461          19,984
Feb-01       23,022          16,591
Mar-01       20,587          14,786
Apr-01       24,348          16,656
May-01       23,686          16,411
Jun-01       22,774          16,030
Jul-01       21,489          15,630
Aug-01       19,347          14,351
Sep-01       17,491          12,919
Oct-01       17,749          13,597
Nov-01       18,920          14,904
Dec-01       19,291          14,876
Jan-02       18,691          14,612
Feb-02       17,020          14,006
Mar-02       17,547          14,490
Apr-02       16,391          13,308
May-02       16,134          12,986
Jun-02       14,564          11,785
Jul-02       13,364          11,137
Aug-02       13,550          11,170
Sep-02       12,392          10,012
Oct-02       13,535          10,930
Nov-02       14,363          11,523
Dec-02       13,306          10,727
Jan-03       13,020          10,466
Feb-03       12,805          10,418
Mar-03       12,963          10,612
Apr-03       14,048          11,396
May-03       14,833          11,965
Jun-03       14,933          12,130
Jul-03       15,333          12,432
Aug-03       15,803          12,742
Sep-03       15,475          12,605
Oct-03       16,332          13,314
Nov-03       16,531          13,453
Dec-03       17,188          13,919
Jan-04       17,530          14,203
Feb-04       17,587          14,294
Mar-04       17,431          14,028
Apr-04       17,046          13,865
May-04       17,346          14,123
Jun-04       17,674          14,300
Jul-04       16,889          13,492
Aug-04       16,745          13,426
Sep-04       17,045          13,553
Oct-04       17,331          13,765
Nov-04       17,974          14,238
Dec-04       18,603          14,796
Jan-05       18,103          14,303
Feb-05       18,246          14,455
Mar-05       17,989          14,192
Apr-05       17,717          13,922
May-05       18,660          14,596
Jun-05       18,387          14,542
Jul-05       19,450          15,253
Aug-05       19,250          15,056
Sep-05       19,336          15,126
Oct-05       19,135          14,979
Nov-05       20,054          15,625
Dec-05       19,982          15,576
Jan-06       20,369          15,850
Feb-06       20,153          15,825
Mar-06       20,411          16,059
Apr-06       20,223          16,037
May-06       19,275          15,493
Jun-06       19,227          15,433
Jul-06       18,723          15,139
Aug-06       19,513          15,612
Sep-06       20,073          16,041
Oct-06       20,505          16,606
Nov-06       20,950          16,935
Dec-06       20,964          16,992

(1) Performance reflects ongoing fund expenses, which may have been waived, and assumes reinvestment of all dividends and capital gains. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

(2) See glossary on page 29 for definitions of indices. Returns shown for the index assume reinvestment of all dividends and distributions, and the since-inception return shown for the index is calculated from 4/30/93. Indices are unmanaged, and individuals cannot invest directly in an index.

PORTFOLIO MANAGERS

Alan Blake               E. Marc Pinto, CFA             William L. Wilby, CFA &
Salomon Brothers Asset   Janus Capital Management LLC   Marc L. Baylin, CFA
Management Inc                                          OppenheimerFunds, Inc.

financials, as well as an overweighting in that sector and an underweighting in energy.

Janus noted that the two sectors which detracted most from its portfolio's performance were technology and health care. Yahoo! was the single largest detractor from performance. Advanced Micro Devices, UnitedHealth Group, and XM Satellite Radio also hurt results. On the positive side, energy holdings like Occidental Petroleum and Exxon Mobil contributed to performance. Select technology holdings, such as Research in Motion and Apple, also performed handsomely.

Like the other subadvisors, Oppenheimer found that individual stock performance proved to be the primary influence, both positive and negative, on its portfolio's returns. Among the largest contributors to performance was Cisco Systems. Positive results also came from Goldman Sachs, Comcast, Cognizant Tech Solutions, and Schlumberger. Conversely, Yahoo!, XM Satellite Radio, and Medtronic proved to be among the largest detractors.

All three subadvisors are generally optimistic about the prospects for large-cap growth stocks. Oppenheimer notes that as we head into a profit deceleration environment and a slowing economic cycle, higher quality companies tend to outperform lower quality companies and growth tends to outperform value. Janus has a constructive outlook for equity prices, but it also cautions that a rebound in energy prices and a more severe correction in the housing market could exacerbate the economic slowdown. Salomon believes that weakness in the housing market, an inverted yield curve, and the Fed's balancing act suggest that 2007 could be very much like 2006.

PORTFOLIO COMPOSITION(3)

As of 12/31/06

                                  (PIE CHART)

                               As of      As of
Asset Class                  12/31/06   12/31/05   Change
-----------                  --------   --------   ------
Information Technology          28%        28%        0%
Consumer Discretionary          17%        18%       -1%
Financials                      15%        10%       +5%
Health Care                     15%        19%       -4%
Consumer Staples                11%         8%       +3%
Industrials                      5%         5%        0%
Energy                           4%         4%        0%
Materials                        3%         2%       +1%
Telecommunication Services       0%         1%       -1%
Cash Equivalents                 2%         5%       -3%

(3)  May not reflect the current portfolio composition.

VT Small Cap Value Fund

INVESTMENT STRATEGY

Many market participants entered 2006 predicting that small-cap stocks would rotate out of favor during the year. However, as economic growth slowed over the period, small caps maintained their multi-year trend of outperformance, and investors continued to favor value over growth across all capitalizations. A brief market pullback in May and June abated as oil prices began declining and the Federal Reserve (the Fed) halted its two-year campaign of interest-rate increases. These factors helped ignite a rally in equity markets that continued through the close of the year.

Individual stock performance was the primary determinant of results for the WM VT Small Cap Value Fund. Certain problematic holdings offset the gains of strong performers. Negative contributions came primarily from consumer discretionaries. Movie Gallery, a video rental retailer, enjoyed a brief advance in the spring before dropping on lower-than-expected earnings. Other poor results among

Data shown is past performance and does not guarantee future results. Current performance, including the most recent month-end results, which may be higher or lower than the data shown, can be obtained by calling 800-222-5852. Your investment's return and principal value will fluctuate, so it may be worth more or less upon redemption. Performance shown below does not account for fees, expenses, and charges of any variable insurance contract or retirement plan. If these fees were reflected, performance would be lower.

Small-cap and mid-cap stocks may have additional risks, including greater price volatility. International investing involves increased risks due to currency fluctuations, political or social instability, and differences in accounting standards.

AVERAGE ANNUAL TOTAL RETURNS(1)

AS OF DECEMBER 31, 2006

                                 1-Year   Since Inception   Inception Date
                                 ------   ---------------   --------------
CLASS 1 SHARES                   12.22%        14.79%           5/3/04
CLASS 2 SHARES                   11.87%         8.56%           7/1/05
Russell 2000(R) Value Index(2)   23.48%        18.11%

VALUE OF A $10,000 INVESTMENT(1) MAY 3, 2004 - DECEMBER 31, 2006

                               (PERFORMANCE GRAPH)


         VT SMALL CAP   RUSSELL 2000
 DATE     VALUE FUND     VALUE INDEX
------   ------------   ------------
DEC-96
Jan-97
Feb-97
Mar-97
Apr-97
May-97
Jun-97
Jul-97
Aug-97
Sep-97
Oct-97
Nov-97
Dec-97
Jan-98
Feb-98
Mar-98
Apr-98
May-98
Jun-98
Jul-98
Aug-98
Sep-98
Oct-98
Nov-98
Dec-98
Jan-99
Feb-99
Mar-99
Apr-99
May-99
Jun-99
Jul-99
Aug-99
Sep-99
Oct-99
Nov-99
Dec-99
Jan-00
Feb-00
Mar-00
Apr-00
May-00
Jun-00
Jul-00
Aug-00
Sep-00
Oct-00
Nov-00
Dec-00
Jan-01
Feb-01
Mar-01
Apr-01
May-01
Jun-01
Jul-01
Aug-01
Sep-01
Oct-01
Nov-01
Dec-01
Jan-02
Feb-02
Mar-02
Apr-02
May-02
Jun-02
Jul-02
Aug-02
Sep-02
Oct-02
Nov-02
Dec-02
Jan-03
Feb-03
Mar-03
Apr-03
May-03
Jun-03
Jul-03
Aug-03
Sep-03
Oct-03
Nov-03
Dec-03
Jan-04
Feb-04
Mar-04
Apr-04      10,000         10,000
May-04       9,840         10,121
Jun-04      10,260         10,635
Jul-04      10,180         10,146
Aug-04      10,280         10,245
Sep-04      10,820         10,651
Oct-04      11,050         10,816
Nov-04      12,020         11,776
Dec-04      12,270         12,057
Jan-05      12,090         11,590
Feb-05      12,430         11,821
Mar-05      12,489         11,578
Apr-05      12,070         10,980
May-05      12,420         11,650
Jun-05      12,724         12,165
Jul-05      13,314         12,857
Aug-05      13,045         12,561
Sep-05      12,735         12,540
Oct-05      12,071         12,225
Nov-05      12,610         12,722
Dec-05      12,880         12,624
Jan-06      13,418         13,668
Feb-06      13,159         13,666
Mar-06      13,635         14,328
Apr-06      13,417         14,366
May-06      13,106         13,772
Jun-06      13,200         13,941
Jul-06      12,861         13,747
Aug-06      13,130         14,158
Sep-06      13,235         14,297
Oct-06      13,972         15,025
Nov-06      14,334         15,453
Dec-06      14,452         15,587

(1) Performance reflects ongoing fund expenses, which may have been waived, and assumes reinvestment of all dividends and capital gains. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

(2) See glossary on page 29 for definitions of indices. Returns shown for the index assume reinvestment of all dividends and distributions, and the since-inception return shown for the index is calculated from 4/30/04.Indices are unmanaged, and individuals cannot invest directly in an index.

                                                           PORTFOLIO MANAGER
                                                           David W. Simpson, CFA
                             (PHOTO OF DAVID W. SIMPSON)   WM Advisors, Inc.

consumer discretionaries came from Rocky Brands and Lenox Group.

Conversely, holdings from the materials sector advanced strongly on the widespread runup in commodity prices. The standout performer within this sector was Minara Resources, an Australian nickel miner that benefited from a surge in nickel prices plus production improvements. Century Aluminum, Randgold Resources, and Metal Management also benefited Fund performance.

Airline holdings, particularly Continental Airlines and AMR, contributed to positive Fund results. These firms benefited from improving financial conditions within the industry as airlines trimmed their fleets and reduced overall capacity. Subsequent fare increases had a more profoundly positive impact on earnings than the negative effects of elevated fuel costs.

Several of the holdings highlighted in preceding paragraphs were sold in December to prepare for the Fund's January 2007 merger.

Other large allocation changes shown in the table below were similarly directed at aligning our portfolio with that of the fund that will be the surviving entity.

Our outlook anticipates that the actions of the Fed, as determined by incoming growth and inflation data, will help to set the market direction for small-cap equities. The Fed's pause could prove beneficial for small caps in the short term, but any mixed economic data that creates uncertainty about the Fed's next move could provoke some volatility.

PORTFOLIO COMPOSITION(3)

As of 12/31/06

                                  (PIE CHART)

                               As of      As of
Asset Class                  12/31/06   12/31/05   Change
-----------                  --------   --------   ------
Financials                      23%        13%      +10%
Industrials                     15%        15%        0%
Consumer Discretionary          11%        13%       -2%
REITs                           10%         5%       +5%
Information Technology           9%        10%       -1%
Energy                           6%         9%       -3%
Materials                        6%        12%       -6%
Health Care                      5%         5%        0%
Consumer Staples                 4%         8%       -4%
Telecommunication Services       3%         3%        0%
Utilities                        1%         1%        0%
Options                          0%         3%       -3%
Cash Equivalents                 7%         3%       +4%

(3)  May not reflect the current portfolio composition.

VT Small Cap Growth Fund

INVESTMENT STRATEGY

Delaware Management Company and Oberweis Asset Management, Inc. share management responsibilities for the WM VT Small Cap Growth Fund.

Stocks rose strongly in 2006, with nearly all major domestic indices posting double digit returns. Value significantly outperformed growth across all capitalizations, and this reflected, in part, a shift in investor sentiment that took place in the spring amid fears about continuing inflationary pressure extending the Federal Reserve's tightening cycle. The ramifications of this extension led investors to flee riskier assets. Growth stocks suffered the most, especially among lower-cap stocks. Investor pessimism gave way in the third quarter, however, as commodity prices experienced a significant drop and the Federal Reserve finally paused its regimen of successive rate hikes. Large-cap stocks were the initial beneficiaries, but small-cap stocks broke out and generated the strongest returns for the fourth quarter and, as a result, for the full year.

Delaware observed that the entirety of its portfolio's relative underperformance occurred between late March and early August when fear of inflation and future

Data shown is past performance and does not guarantee future results. Current performance, including the most recent month-end results, which may be higher or lower than the data shown, can be obtained by calling 800-222-5852. Your investment's return and principal value will fluctuate, so it may be worth more or less upon redemption. Performance shown below does not account for fees, expenses, and charges of any variable insurance contract or retirement plan. If these fees were reflected, performance would be lower.

Small-cap and mid-cap stocks may have additional risks, including greater price volatility.

AVERAGE ANNUAL TOTAL RETURNS(1)

AS OF DECEMBER 31, 2006

                                  1-Year   5-Year   10-Year   Since Inception   Inception Date
                                  ------   ------   -------   ---------------   --------------
CLASS 1 SHARES                     6.82%   -0.09%    4.91%          7.16%           1/12/94
CLASS 2 SHARES                     6.58%   -0.34%      --          -0.83%            5/1/01
Russell 2000(R) Growth Index(2)   13.35%    6.93%    4.88%          6.58%

VALUE OF A $10,000 INVESTMENT(1) DECEMBER 31, 1996 - DECEMBER 31, 2006

                               (PERFORMANCE GRAPH)

         VT SMALL CAP   RUSSELL 2000
DATE      GROWTH FUND   GROWTH INDEX
----     ------------   ------------
DEC-96      10,000         10,000
Jan-97       9,667         10,250
Feb-97       9,429          9,631
Mar-97       8,769          8,951
Apr-97       8,817          8,847
May-97       9,830         10,177
Jun-97      10,330         10,522
Jul-97      10,388         11,061
Aug-97      10,496         11,392
Sep-97      11,195         12,301
Oct-97      11,008         11,562
Nov-97      11,109         11,287
Dec-97      11,260         11,294
Jan-98      11,137         11,144
Feb-98      12,110         12,128
Mar-98      12,628         12,637
Apr-98      12,548         12,714
May-98      11,641         11,790
Jun-98      11,676         11,910
Jul-98      10,834         10,915
Aug-98       8,524          8,396
Sep-98       9,267          9,248
Oct-98       9,967          9,730
Nov-98      11,035         10,485
Dec-98      12,153         11,434
Jan-99      12,019         11,949
Feb-99      10,893         10,855
Mar-99      10,834         11,242
Apr-99      11,318         12,235
May-99      12,119         12,254
Jun-99      13,086         12,900
Jul-99      13,466         12,501
Aug-99      13,237         12,034
Sep-99      13,498         12,266
Oct-99      14,183         12,580
Nov-99      16,422         13,910
Dec-99      20,790         16,361
Jan-00      22,377         16,209
Feb-00      29,875         19,980
Mar-00      26,529         17,880
Apr-00      21,181         16,074
May-00      19,452         14,666
Jun-00      23,856         16,561
Jul-00      22,754         15,142
Aug-00      25,132         16,735
Sep-00      23,531         15,903
Oct-00      21,999         14,612
Nov-00      18,497         11,958
Dec-00      18,589         12,690
Jan-01      21,489         13,717
Feb-01      17,361         11,836
Mar-01      14,554         10,760
Apr-01      16,711         12,077
May-01      17,812         12,358
Jun-01      19,848         12,695
Jul-01      16,623         11,612
Aug-01      15,481         10,886
Sep-01      11,628          9,130
Oct-01      13,054         10,009
Nov-01      14,967         10,844
Dec-01      16,222         11,520
Jan-02      14,582         11,110
Feb-02      12,999         10,391
Mar-02      14,696         11,294
Apr-02      12,627         11,050
May-02      11,157         10,404
Jun-02      10,213          9,521
Jul-02       8,402          8,058
Aug-02       8,058          8,054
Sep-02       7,558          7,472
Oct-02       8,449          7,851
Nov-02       9,667          8,629
Dec-02       8,574          8,033
Jan-03       8,683          7,815
Feb-03       8,293          7,606
Mar-03       8,152          7,721
Apr-03       9,042          8,451
May-03      10,666          9,404
Jun-03      10,837          9,585
Jul-03      11,649         10,310
Aug-03      12,290         10,863
Sep-03      12,369         10,589
Oct-03      13,993         11,504
Nov-03      14,305         11,879
Dec-03      14,695         11,932
Jan-04      15,850         12,558
Feb-04      15,788         12,540
Mar-04      15,679         12,599
Apr-04      14,587         11,966
May-04      14,493         12,204
Jun-04      14,742         12,611
Jul-04      12,743         11,478
Aug-04      12,666         11,231
Sep-04      13,322         11,852
Oct-04      13,603         12,140
Nov-04      14,478         13,166
Dec-04      15,384         13,639
Jan-05      14,681         13,025
Feb-05      14,384         13,204
Mar-05      13,432         12,709
Apr-05      12,355         11,900
May-05      13,354         12,739
Jun-05      13,916         13,151
Jul-05      14,948         14,070
Aug-05      14,744         13,872
Sep-05      14,995         13,981
Oct-05      14,683         13,464
Nov-05      15,370         14,226
Dec-05      15,120         14,205
Jan-06      16,713         15,575
Feb-06      16,479         15,493
Mar-06      17,058         16,246
Apr-06      16,901         16,199
May-06      15,557         15,058
Jun-06      15,371         15,067
Jul-06      14,261         14,285
Aug-06      14,605         14,704
Sep-06      14,745         14,804
Oct-06      15,479         15,763
Nov-06      16,135         16,140
Dec-06      16,151         16,101

(1) Performance reflects ongoing fund expenses, which may have been waived, and assumes reinvestment of all dividends and capital gains. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower. The Fund's performance in 1995 benefited from the agreement of WM Advisors and its affiliates to limit the Fund's expenses.

(2) See glossary on page 29 for definitions of indices. Returns shown for the index assume reinvestment of all dividends and distributions, and the since-inception return shown for the index is calculated from 12/31/93. Indices are unmanaged, and individuals cannot invest directly in an index.

                   PORTFOLIO MANAGERS
                   Emerging Growth Team          James W. Oberweis, CFA
                   Delaware Management Company   Oberweis Asset Management, Inc.

rate hikes sent investors fleeing from riskier assets. Solidly positive stock selection in the energy, consumer services, financial, and business services sectors was negated by weakness among technology, health care, and consumer non-durable holdings. Positive individual contributors included Akamai Technologies, Micrus Endovascular, and Input/Output. Detractors from Fund performance included Telik, Ixia, and Urban Outfitters.

Oberweis noted that as the value style dominated the small-cap market in 2006, its portfolio of high-growth companies fared poorly relative to the rest of the small-cap marketplace. In general, its allocations tend to be overweighted in sectors that offer rapid and ongoing change due to new technologies, patents, and unique market positioning. Sectors that offer these characteristics include technology, health care, and consumer discretionaries. Top performers for the year included Focus Media Holdings, Veritas DCG, and Rackable Systems. In contrast, the leading detractors for the year included Blue Coat Systems, Openwave, and ASV.

Delaware anticipates that in the absence of a sudden, unexpected spike in inflation and energy prices, consumer-related stocks should continue to do well. Additionally, major new product launches from some of the largest technology firms, coupled with the potential for infrastructure replacement, should bode well for the technology sector. Oberweis expects growth stocks to begin to outperform value and regards the relative price/earnings ratios of value stocks (at all market capitalizations) as expensive relative to growth stocks. That disparity increased in 2006, and Oberweis believes this portends a rotation toward the growth style in the near future.

PORTFOLIO COMPOSITION(3)

As of 12/31/06

                                  (PIE CHART)

                                 As of      As of
Asset Class                    12/31/06   12/31/05   Change
-----------                    --------   --------   ------
Health Care                       20%        25%       -5%
Consumer Discretionary            16%        14%       +2%
Industrials                       12%        13%       -1%
Energy                             8%         7%       +1%
Semiconductors &
   Semiconductor Equipment         7%         6%       +1%
Communications Equipment           6%         7%       -1%
Financials                         5%         5%        0%
Software                           5%         5%        0%
Internet Software & Services       4%         7%       -3%
Computers & Peripherals            2%         2%        0%
IT Services                        2%         3%       -1%
Consumer Staples                   1%         2%       -1%
Electronic Equipment &
   Instruments                     1%         0%       +1%
REITs                              1%         1%        0%
Other                              1%         1%        0%
Cash Equivalents                   9%         2%       +7%

(3)  May not reflect the current portfolio composition.

VT International Growth Fund

INVESTMENT STRATEGY

The global stock market capped off an exceptional year in which all developed markets except Japan posted double-digit gains. Stocks benefited from strong earnings, a supportive global economy, and a high level of liquidity. Returns for U.S.-based investors were even stronger as European currencies gained sharply on the dollar.

Japanese equities rose but lagged behind stronger gains in North America, Europe, and elsewhere in the Pacific. While earnings for Japanese exporters remained solid, the domestic economy showed little improvement. Equities were also held back by comments from the Bank of Japan, which suggested that it might again raise interest rates--a move seen as premature by most investors.

Emerging market stocks sustained their four-year winning streak, with strong gains in the fourth quarter. A spurt in merger-and-acquisition activity, low long-term interest rates in the major economies, and robust corporate earnings growth fueled the rally.

Absolute returns were strong on the back of the global rally in equities. Stock selection among information technology stocks was the

Data shown is past performance and does not guarantee future results. Current performance, including the most recent month-end results, which may be higher or lower than the data shown, can be obtained by calling 800-222-5852. Your investment's return and principal value will fluctuate, so it may be worth more or less upon redemption. Performance shown below does not account for fees, expenses, and charges of any variable insurance contract or retirement plan. If these fees were reflected, performance would be lower.

International investing, especially in emerging markets, involves increased risks due to currency fluctuations, political or social instability, and differences in accounting standards.

AVERAGE ANNUAL TOTAL RETURNS (1)

AS OF DECEMBER 31, 2006

                                                                       Since     Inception
                                         1-Year   5-Year   10-Year   Inception      Date
                                         ------   ------   -------   ---------   ---------
CLASS 1 SHARES                           20.54%   13.01%    6.58%       7.05%      5/7/93
CLASS 2 SHARES                           20.27%   12.73%      --       13.27%     11/6/01
MSCI All Country World Index ex-USA(2)   27.16%   16.87%    8.59%       8.80%
MSCI EAFE Index(2)                       26.86%   15.43%    8.06%       8.41%

VALUE OF A $10,000 INVESTMENT (1) DECEMBER 31, 1996 - DECEMBER 31, 2006

                               (PERFORMANCE GRAPH)

                                            MORGAN STANLEY
                            MSCI AC WORLD       CAPITAL
         VT INTERNATIONAL      INDEX EX     INTERNATIONAL
DATE       GROWTH FUND           USA          EAFE INDEX
----     ----------------   -------------   --------------
DEC-96        10,000           10,000           10,000
Jan-97        10,046            9,816            9,652
Feb-97        10,107            9,996            9,812
Mar-97        10,022            9,975            9,850
Apr-97        10,230           10,058            9,905
May-97        10,852           10,680           10,551
Jun-97        11,325           11,270           11,136
Jul-97        11,675           11,497           11,319
Aug-97        10,666           10,592           10,475
Sep-97        11,238           11,165           11,064
Oct-97        10,039           10,215           10,217
Nov-97         9,722           10,088           10,114
Dec-97         9,737           10,204           10,205
Jan-98         9,840           10,509           10,675
Feb-98        10,492           11,210           11,362
Mar-98        11,064           11,597           11,715
Apr-98        11,341           11,681           11,809
May-98        11,254           11,470           11,755
Jun-98        10,896           11,426           11,847
Jul-98        10,949           11,534           11,970
Aug-98         9,493            9,908           10,489
Sep-98         9,008            9,699           10,170
Oct-98         9,476           10,715           11,233
Nov-98        10,005           11,290           11,812
Dec-98        10,243           11,679           12,281
Jan-99        10,376           11,667           12,248
Feb-99        10,058           11,405           11,959
Mar-99        10,472           11,956           12,461
Apr-99        10,869           12,554           12,968
May-99        10,428           11,964           12,303
Jun-99        11,141           12,514           12,785
Jul-99        11,636           12,808           13,169
Aug-99        11,813           12,853           13,220
Sep-99        12,078           12,941           13,356
Oct-99        12,634           13,422           13,860
Nov-99        13,615           13,959           14,345
Dec-99        15,566           15,290           15,634
Jan-00        14,770           14,460           14,643
Feb-00        15,309           14,851           15,040
Mar-00        15,680           15,409           15,626
Apr-00        14,948           14,549           14,808
May-00        14,206           14,177           14,449
Jun-00        15,037           14,781           15,017
Jul-00        14,233           14,197           14,391
Aug-00        14,526           14,373           14,519
Sep-00        13,383           13,575           13,815
Oct-00        12,779           13,143           13,492
Nov-00        12,267           12,553           12,988
Dec-00        12,477           12,983           13,453
Jan-01        12,778           13,177           13,447
Feb-01        11,663           12,134           12,439
Mar-01        11,069           11,276           11,616
Apr-01        12,093           12,043           12,430
May-01        11,582           11,710           12,001
Jun-01        11,043           11,261           11,515
Jul-01        10,702           11,011           11,307
Aug-01        10,360           10,738           11,023
Sep-01         9,074            9,598            9,909
Oct-01         9,516            9,867           10,162
Nov-01        10,099           10,318           10,537
Dec-01        10,259           10,451           10,601
Jan-02         9,788           10,004           10,038
Feb-02         9,878           10,076           10,109
Mar-02        10,480           10,623           10,661
Apr-02        10,470           10,692           10,738
May-02        10,509           10,809           10,884
Jun-02         9,988           10,342           10,455
Jul-02         8,992            9,333            9,424
Aug-02         8,860            9,334            9,405
Sep-02         7,925            8,345            8,398
Oct-02         8,566            8,792            8,850
Nov-02         9,105            9,215            9,252
Dec-02         8,648            8,917            8,942
Jan-03         8,302            8,604            8,569
Feb-03         8,108            8,430            8,373
Mar-03         7,844            8,266            8,215
Apr-03         8,616            9,063            9,030
May-03         9,104            9,640            9,585
Jun-03         9,318            9,907            9,822
Jul-03         9,679           10,171           10,062
Aug-03         9,967           10,474           10,306
Sep-03        10,143           10,767           10,626
Oct-03        10,842           11,465           11,289
Nov-03        10,987           11,715           11,542
Dec-03        11,717           12,609           12,444
Jan-04        11,840           12,812           12,621
Feb-04        12,046           13,137           12,915
Mar-04        12,119           13,219           12,992
Apr-04        11,727           12,807           12,709
May-04        11,738           12,848           12,764
Jun-04        11,862           13,127           13,048
Jul-04        11,466           12,745           12,627
Aug-04        11,570           12,847           12,685
Sep-04        11,747           13,261           13,019
Oct-04        12,113           13,722           13,464
Nov-04        12,801           14,675           14,387
Dec-04        13,311           15,304           15,019
Jan-05        13,020           15,041           14,744
Feb-05        13,520           15,783           15,384
Mar-05        13,166           15,355           15,004
Apr-05        12,822           14,976           14,668
May-05        12,853           15,070           14,690
Jun-05        13,007           15,353           14,891
Jul-05        13,464           15,920           15,348
Aug-05        14,046           16,327           15,741
Sep-05        14,576           17,170           16,445
Oct-05        14,290           16,545           15,966
Nov-05        14,693           17,101           16,361
Dec-05        15,690           17,923           17,123
Jan-06        16,654           19,173           18,176
Feb-06        16,295           19,117           18,140
Mar-06        16,761           19,671           18,746
Apr-06        17,471           20,686           19,655
May-06        16,538           19,733           18,916
Jun-06        16,457           19,713           18,924
Jul-06        16,564           19,914           19,113
Aug-06        17,103           20,478           19,644
Sep-06        17,178           20,490           19,678
Oct-06        17,910           21,324           20,445
Nov-06        18,384           22,098           21,062
Dec-06        18,912           22,787           21,726

(1) Performance reflects ongoing fund expenses, which may have been waived, and assumes reinvestment of all dividends and capital gains. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower. The Fund's performance in 1998 benefited from the agreement of WM Advisors and its affiliates to limit the Fund's expenses.

(2) See glossary on page 29 for definitions of indices. Effective 3/1/06, the Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex-USA replaced the MSCI EAFE Index because WM Advisors and the Fund's subadvisor believe the new benchmark more accurately reflects the Fund's performance characteristics. Returns shown for the indices assume reinvestment of all dividends and distributions, and since-inception returns shown for the indices are calculated from 4/30/93. Indices are unmanaged, and individuals cannot invest directly in an index.

                              PORTFOLIO MANAGERS
                              Non-U.S. Equity Team & Emerging Market Equity Team Capital Guardian Trust Company

biggest detractor to relative results in 2006. Most of the portfolio's technology holdings that provided large negative returns were Japanese firms, such as SOFTBANK (reclassified to telecom at year-end), Nitto Denko,and Yahoo! Japan. Stock selection within the financial sector also detracted from results.

Portfolio returns were positively impacted by stock selection in the consumer discretionary and utility sectors and from being overweighted in telecommunications and underweighted in energy. Looking at the portfolio by country, allocations to Canada, Mexico, and the Netherlands were the top contributors.

Within the emerging markets portion of the Fund, stock selection was strong in several sectors, including consumer discretionaries, materials, information technology, utilities, and telecommunication services. Telekomunikasi Indonesia and Hon Hai Precision were among the top contributors.

Compared to its benchmark, the Fund was marginally underweighted in emerging markets, which detracted from results. The portfolio was overweighted in telecommunications and technology. We tried to avoid areas where valuations have risen sharply due to buyout excitement rather than earnings prospects.

Japan continues to be overweighted within the portfolio. While corporate health has improved greatly, consumer demand has yet to recover. We think corporate profits will ultimately find their way to the consumer, and pent-up demand will trigger a revival in consumer spending.In our view, the risk that zealous central bank policies might trigger a cyclical downturn in Japan may be exaggerated.

GEPGRAPHIC BREAKDOWN (3)

As of 12/31/06

(PIE CHART)

                                 As of      As of
Asset Class                    12/31/06   12/31/05   Change
-----------                    --------   --------   ------
Japan                             20%        33%      -13%
United Kingdom                    16%        16%        0%
France                             9%         8%       +1%
Switzerland                        9%         8%       +1%
Germany                            6%         6%        0%
Canada                             5%         4%       +1%
Australia                          4%         2%       +2%
Belgium                            3%         1%       +2%
Netherlands                        3%         5%       -2%
Spain                              3%         4%       -1%
China                              2%         0%       +2%
Hong Kong                          2%         1%       +1%
Italy                              2%         0%       +2%
Other Countries                   13%        10%       +3%
Cash Equivalents                   3%         2%       +1%

(3)  May not reflect the current portfolio composition.

VT Short Term Income Fund

INVESTMENT STRATEGY

Bond markets entered 2006 with a flat yield curve in which 2-year Treasury yields stood 2 basis points higher than those of 10-year Treasuries. During the first half of 2006, the Federal Reserve (the Fed) continued its two-year campaign of raising short-term interest rates. The yield curve responded by becoming more inverted as short-term yields rose. The Fed paused in August and held its target federal funds rate at 5.25% for the remainder of the year. Bond markets closed 2006 with 2-year Treasury yields having climbed 41 basis points and standing 11 basis points above yields on 10-year Treasuries.

Within this environment, positioning on the yield curve drove performance. The best-performing holdings of the WM VT Short Term Income Fund were corporate issues with very short maturities, a feature that left little doubt that the issuers would pay on these securities when they came due. For example, the portfolio holds Ford Motor Credit Company notes that are due in January 2007. These issues were heavily discounted a year ago and benefited Fund

Data shown is past performance and does not guarantee future results. Current performance, including the most recent month-end results, which may be higher or lower than the data shown, can be obtained by calling 800-222-5852. Your investment's return and principal value will fluctuate, so it may be worth more or less upon redemption. Performance shown below does not account for fees, expenses, and charges of any variable insurance contract or retirement plan. If these fees were reflected, performance would be lower.

Fixed-income investments are subject to interest rate risk, and their value will decline as interest rates rise. There may be additional credit and default risks associated with lower-rated securities. REIT securities are subject to risk factors associated with the real estate industry and tax factors of REIT registration.

AVERAGE ANNUAL TOTAL RETURNS (1)

AS OF DECEMBER 31, 2006

                                                                 Since     Inception
                                   1-Year   5-Year   10-Year   Inception      Date
                                   ------   ------   -------   ---------   ---------
CLASS 1 SHARES                      4.59%    4.00%    5.03%      4.74%      1/12/94
CLASS 2 SHARES                      4.24%    3.77%      --       3.66%      11/6/01
Citigroup Broad Investment-Grade
Credit 1-3 Years Index(2)           4.88%    4.12%    5.61%      5.73%

VALUE OF A $10,000 INVESTMENT (1) DECEMBER 31, 1996 - DECEMBER 31, 2006

                           CITIGROUP
                            BROAD
                          INVESTMENT
         VT SHORT TERM   GRADE CREDIT
DATE      INCOME FUND    1-3 YR INDEX
----     -------------   ------------
DEC-96       10,000         10,000
Jan-97       10,041         10,056
Feb-97       10,082         10,079
Mar-97       10,082         10,077
Apr-97       10,124         10,159
May-97       10,207         10,233
Jun-97       10,248         10,310
Jul-97       10,375         10,441
Aug-97       10,375         10,445
Sep-97       10,461         10,531
Oct-97       10,503         10,599
Nov-97       10,546         10,617
Dec-97       10,590         10,686
Jan-98       10,633         10,795
Feb-98       10,677         10,809
Mar-98       10,703         10,862
Apr-98       10,747         10,921
May-98       10,791         10,985
Jun-98       10,836         11,041
Jul-98       10,880         11,099
Aug-98       10,969         11,185
Sep-98       11,103         11,336
Oct-98       11,149         11,352
Nov-98       11,149         11,389
Dec-98       11,150         11,444
Jan-99       11,195         11,518
Feb-99       11,150         11,481
Mar-99       11,242         11,583
Apr-99       11,288         11,636
May-99       11,242         11,621
Jun-99       11,285         11,657
Jul-99       11,285         11,674
Aug-99       11,332         11,705
Sep-99       11,422         11,793
Oct-99       11,422         11,832
Nov-99       11,469         11,871
Dec-99       11,474         11,902
Jan-00       11,474         11,911
Feb-00       11,570         11,999
Mar-00       11,590         12,060
Apr-00       11,639         12,058
May-00       11,639         12,096
Jun-00       11,761         12,246
Jul-00       11,860         12,347
Aug-00       11,958         12,454
Sep-00       12,042         12,576
Oct-00       12,093         12,581
Nov-00       12,244         12,699
Dec-00       12,420         12,853
Jan-01       12,573         13,097
Feb-01       12,624         13,203
Mar-01       12,762         13,326
Apr-01       12,814         13,370
May-01       12,865         13,492
Jun-01       12,917         13,554
Jul-01       13,072         13,748
Aug-01       13,175         13,860
Sep-01       13,331         14,007
Oct-01       13,435         14,132
Nov-01       13,382         14,118
Dec-01       13,434         14,112
Jan-02       13,487         14,157
Feb-02       13,538         14,187
Mar-02       13,435         14,120
Apr-02       13,642         14,236
May-02       13,746         14,360
Jun-02       13,793         14,410
Jul-02       13,793         14,492
Aug-02       13,900         14,611
Sep-02       14,061         14,759
Oct-02       13,953         14,720
Nov-02       14,061         14,829
Dec-02       14,276         15,056
Jan-03       14,384         15,118
Feb-03       14,492         15,245
Mar-03       14,546         15,297
Apr-03       14,707         15,436
May-03       14,869         15,584
Jun-03       14,893         15,648
Jul-03       14,778         15,537
Aug-03       14,778         15,563
Sep-03       15,007         15,747
Oct-03       14,950         15,698
Nov-03       14,950         15,715
Dec-03       15,065         15,835
Jan-04       15,122         15,895
Feb-04       15,180         15,987
Mar-04       15,295         16,059
Apr-04       15,124         15,897
May-04       15,066         15,872
Jun-04       15,080         15,884
Jul-04       15,140         15,962
Aug-04       15,260         16,112
Sep-04       15,319         16,112
Oct-04       15,379         16,172
Nov-04       15,319         16,099
Dec-04       15,379         16,146
Jan-05       15,379         16,146
Feb-05       15,319         16,115
Mar-05       15,319         16,092
Apr-05       15,379         16,186
May-05       15,439         16,263
Jun-05       15,507         16,322
Jul-05       15,507         16,299
Aug-05       15,569         16,410
Sep-05       15,569         16,367
Oct-05       15,506         16,361
Nov-05       15,568         16,407
Dec-05       15,631         16,472
Jan-06       15,693         16,525
Feb-06       15,693         16,548
Mar-06       15,756         16,575
Apr-06       15,756         16,636
May-06       15,817         16,663
Jun-06       15,830         16,693
Jul-06       15,960         16,836
Aug-06       16,089         16,972
Sep-06       16,154         17,067
Oct-06       16,218         17,153
Nov-06       16,283         17,256
Dec-06       16,348         17,275

(1) Performance reflects ongoing fund expenses, which may have been waived, and assumes reinvestment of all dividends and capital gains. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower. The Fund's performance between 1995 and 1998 benefited from the agreement of WM Advisors and its affiliates to limit the Fund's expenses.

(2) See glossary on page 29 for definitions of indices. Returns shown for the index assume reinvestment of all dividends and distributions, and the since-inception return shown for the index is calculated from 12/31/93. Indices are unmanaged, and individuals cannot invest directly in an index.

                                                               PORTFOLIO MANAGER
                                                               Craig V. Sosey
                                   (PHOTO OF CRAIG V. SOSEY)   WM Advisors, Inc.

performance as they neared maturity. Several Fund holdings in the financial services and banking sectors have similar positions on the yield curve, and consequently they had a positive impact on performance during the year. A variety of Fund holdings in the 5-year range also assisted performance as this maturity segment outperformed 2-year and 3-year issues.

In contrast, certain corporate holdings suffered in the wake of leveraged buyout
(LBO) offers or rumors. Issues of Harrah's, a casino operator, and Univision Communications, a U.S. Spanish-language broadcaster, detracted from Fund performance as these companies considered LBO deals. Univision's acquisition was approved by its shareholders in September, and Harrah's agreed to a buyout deal in December.

Despite these difficulties, corporate issues also offered some of the more attractive opportunities during the period. We added to the financial services, technology, telecommunications, and building products sectors. New names included General Electric Capital, Western Union, Cisco, KPN, and Mohawk Industries.

Our outlook for 2007 anticipates that the Fed's next move will be to cut short-term interest rates, although the timing of this policy change is difficult to assess. In the interim, there is a good possibility that the front end of the yield curve will remain inverted, with some volatility if economic data presents mixed signals. As conditions evolve and the market gains confidence that a Fed rate cut is imminent, we believe the investment environment for short-term bonds, particularly 2-year and 3-year issues, could be favorable.

PORTFOLIO COMPOSITION(3)

As of 12/31/06

                                  (PIE CHART)

                             As of      As of
Asset Class                12/31/06   12/31/05   Change
-----------                --------   --------   ------
Domestic Corporate Bonds      64%        58%       +6%
Mortgage-Backed
Bonds/CMOs                    16%        17%       -1%
U.S. Government Agency         7%         7%        0%
Foreign Corporate
Bonds (U.S. $)                 7%         5%       +2%
Asset-Backed Bonds             3%         5%       -2%
U.S. Treasuries                1%         4%       -3%
Cash Equivalents               2%         4%       -2%

(3)  May not reflect the current portfolio composition.

VT U.S. Government Securities Fund

INVESTMENT STRATEGY

Bond markets entered 2006 with a flat yield curve in which 2-year Treasury yields stood 2 basis points higher than those of 10-year Treasuries. During the first half of 2006, the Federal Reserve (the Fed) continued its two-year campaign of raising short-term interest rates. The yield curve responded by becoming more inverted. The Fed paused in August and held its target federal funds rate at 5.25% for the remainder of the year. Bond markets closed 2006 with 10-year Treasury yields 32 basis points above the previous year, while 2-year Treasury yields had climbed 41 basis points, leaving the yield curve inverted by 11 basis points.

Mortgage-backed securities (MBS), which comprise the majority of the WM VT U.S. Government Securities Fund, tend to do fairly well in a rising-rate environment. This held true during the period, particularly among issues with lower coupon rates. The Fund's overweighting in lower coupon issues benefited performance.

A variety of other over- and underweightings also impacted the Fund during the year. For

Data shown is past performance and does not guarantee future results. Current performance, including the most recent month-end results, which may be higher or lower than the data shown, can be obtained by calling 800-222-5852.Your investment's return and principal value will fluctuate, so it may be worth more or less upon redemption. Performance shown below does not account for fees, expenses, and charges of any variable insurance contract or retirement plan. If these fees were reflected, performance would be lower.

Fixed-income investments are subject to interest rate risk, and their value will decline as interest rates rise. Neither the principal of government bond funds nor their yields are guaranteed by the U.S. government.

AVERAGE ANNUAL TOTAL RETURNS(1)

AS OF DECEMBER 31, 2006

                              1-Year   5-Year   10-Year   Since Inception   Inception Date
                              ------   ------   -------   ---------------   --------------
CLASS 1 SHARES                 4.45%    4.27%    5.55%         5.37%             5/6/93
CLASS 2 SHARES                 4.22%    4.03%      --          3.62%            11/6/01
Citigroup Mortgage Index(2)    5.17%    4.90%    6.18%         6.22%

VALUE OF A $10,000 INVESTMENT(1) DECEMBER 31, 1996 - DECEMBER 31, 2006

                               (PERFORMANCE GRAPH)

                VT         CITIGROUP
         U.S. GOVERNMENT    MORTGAGE
DATE     SECURITIES FUND     INDEX
----     ---------------   ---------
DEC-96        10,000         10,000
Jan-97        10,031         10,085
Feb-97        10,072         10,096
Mar-97         9,949         10,012
Apr-97        10,074         10,164
May-97        10,177         10,259
Jun-97        10,291         10,377
Jul-97        10,556         10,569
Aug-97        10,461         10,550
Sep-97        10,620         10,675
Oct-97        10,813         10,791
Nov-97        10,824         10,827
Dec-97        10,942         10,926
Jan-98        11,084         11,028
Feb-98        11,051         11,061
Mar-98        11,061         11,104
Apr-98        11,127         11,166
May-98        11,249         11,244
Jun-98        11,349         11,294
Jul-98        11,394         11,349
Aug-98        11,597         11,452
Sep-98        11,710         11,590
Oct-98        11,768         11,577
Nov-98        11,665         11,630
Dec-98        11,712         11,688
Jan-99        11,771         11,769
Feb-99        11,655         11,725
Mar-99        11,744         11,806
Apr-99        11,791         11,864
May-99        11,697         11,785
Jun-99        11,635         11,758
Jul-99        11,599         11,678
Aug-99        11,563         11,671
Sep-99        11,755         11,869
Oct-99        11,791         11,932
Nov-99        11,815         11,942
Dec-99        11,771         11,902
Jan-00        11,698         11,810
Feb-00        11,821         11,950
Mar-00        11,933         12,078
Apr-00        11,933         12,084
May-00        11,933         12,093
Jun-00        12,160         12,355
Jul-00        12,211         12,434
Aug-00        12,376         12,618
Sep-00        12,491         12,753
Oct-00        12,568         12,847
Nov-00        12,735         13,037
Dec-00        12,921         13,246
Jan-01        13,090         13,451
Feb-01        13,195         13,525
Mar-01        13,282         13,613
Apr-01        13,269         13,628
May-01        13,322         13,712
Jun-01        13,375         13,732
Jul-01        13,613         13,987
Aug-01        13,745         14,114
Sep-01        13,942         14,322
Oct-01        14,153         14,517
Nov-01        13,995         14,383
Dec-01        13,929         14,331
Jan-02        14,035         14,472
Feb-02        14,179         14,629
Mar-02        14,008         14,482
Apr-02        14,259         14,751
May-02        14,377         14,859
Jun-02        14,491         14,979
Jul-02        14,683         15,148
Aug-02        14,834         15,282
Sep-02        14,999         15,393
Oct-02        15,013         15,452
Nov-02        14,972         15,438
Dec-02        15,164         15,600
Jan-03        15,177         15,644
Feb-03        15,287         15,750
Mar-03        15,273         15,745
Apr-03        15,328         15,805
May-03        15,424         15,813
Jun-03        15,415         15,846
Jul-03        15,055         15,559
Aug-03        15,155         15,661
Sep-03        15,429         15,928
Oct-03        15,356         15,874
Nov-03        15,370         15,920
Dec-03        15,486         16,076
Jan-04        15,572         16,179
Feb-04        15,687         16,320
Mar-04        15,760         16,392
Apr-04        15,500         16,103
May-04        15,442         16,052
Jun-04        15,561         16,191
Jul-04        15,681         16,343
Aug-04        15,907         16,612
Sep-04        15,923         16,635
Oct-04        16,028         16,778
Nov-04        15,968         16,729
Dec-04        16,074         16,853
Jan-05        16,133         16,939
Feb-05        16,074         16,866
Mar-05        16,029         16,821
Apr-05        16,224         17,019
May-05        16,330         17,157
Jun-05        16,377         17,217
Jul-05        16,298         17,136
Aug-05        16,440         17,289
Sep-05        16,346         17,193
Oct-05        16,252         17,083
Nov-05        16,299         17,136
Dec-05        16,441         17,315
Jan-06        16,457         17,358
Feb-06        16,520         17,450
Mar-06        16,409         17,291
Apr-06        16,392         17,295
May-06        16,376         17,248
Jun-06        16,412         17,294
Jul-06        16,627         17,552
Aug-06        16,842         17,807
Sep-06        16,973         17,924
Oct-06        17,071         18,059
Nov-06        17,237         18,261
Dec-06        17,172         18,208

(1) Performance reflects ongoing fund expenses, which may have been waived, and assumes reinvestment of all dividends and capital gains. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower. The Fund's performance in 1995 and 1998 benefited from the agreement of WM Advisors and its affiliates to limit the Fund's expenses. On 3/1/04, the investment policies of the Fund were modified. As a result, the Fund's performance for periods prior to that date may not be representative of the performance it would have achieved had its current investment policies been in place.

(2) See glossary on page 29 for definitions of indices. Returns shown for the index assume reinvestment of all dividends and distributions, and the since-inception return shown for the index is calculated from 4/30/93. Indices are unmanaged, and individuals cannot invest directly in an index.

                                                               PORTFOLIO MANAGER
                                                               Craig V. Sosey
                                   (PHOTO OF CRAIG V. SOSEY)   WM Advisors, Inc.

example, an overweighting in Freddie Mac MBS compared to Fannie Mae issues benefited the Fund, as Fannie Maes appeared relatively rich going into 2006. This was also true of Ginnie Mae issues. As last year's strong support of Ginnie Maes by foreign investors waned in 2006, the Fund's underweighting in them helped it avoid some of the sector's damage. The Fund's underweighting in 15-year MBS also assisted relative performance, as these issues underperformed longer-term bonds. Holdings among whole-loan collateralized mortgage obligations
(CMOs) also had a positive impact. These issues benefited from their position on the long end of the yield curve.

In contrast, the Fund was negatively affected by the underperformance of Treasury and agency issues relative to mortgages. The Fund's lack of hybrid adjustable rate mortgages (ARMs) during most of the period also proved problematic. The Fund missed out on gains by these issues because we waited until December to enter this sector. However, we continue to examine opportunities within hybrid ARMs and may expand the Fund's position in them next year.

Looking forward, we believe mortgage securities are likely to be range-bound in the near term while the Fed delays a change in monetary policy. These conditions could be somewhat beneficial, since mortgages tend to perform better when volatility is limited. However, there is also the potential for any mixed economic data to increase uncertainty about the Fed's next course of action, and uncertainty can be detrimental to mortgages.

PORTFOLIO COMPOSITION(3)

As of 12/31/06

                                  (PIE CHART)

                           As of      As of
Asset Class              12/31/06   12/31/05   Change
-----------              --------   --------   ------
FHLMC/FGLMC                 35%        34%       +1%
FNMA                        29%        24%       +5%
CMOs                        18%        22%       -4%
U.S. Treasuries              8%         5%       +3%
GNMA                         5%         6%       -1%
U.S. Government Agency       4%         6%       -2%
Cash Equivalents             1%         3%       -2%

(3)  May not reflect the current portfolio composition.

VT Income Fund

INVESTMENT STRATEGY

Over the course of 2006, corporate earnings remained healthy while economic growth slowed from a strong first-quarter pace. To rein in inflationary pressures, the Federal Reserve (the Fed) continued its two-year campaign of interest-rate increases before pausing at a target rate of 5.25%. Within the overall fixed-income market, corporate, mortgage, and agency issues outperformed Treasuries.

Security selection, particularly among corporate issues, contributed to the WM VT Income Fund's relative outperformance for the year. TexCal, a small oil exploration and production firm, was bought out at a premium following a runup in energy prices. El Paso, a natural gas pipeline company, benefited from asset sales that funded debt reduction. Mirant, an energy producer and marketer, also advanced as it used cash flow to pay down debt and benefited from assets positioned in advantageous locations.

Issue selection among mortgage-backed bonds also contributed to Fund performance. The Fund's mortgage holdings generally have a higher duration, and their prices followed the period's outperformance by longer-dated Treasuries.

Data shown is past performance and does not guarantee future results. Current performance, including the most recent month-end results, which may be higher or lower than the data shown, can be obtained by calling 800-222-5852. Your investment's return and principal value will fluctuate, so it may be worth more or less upon redemption. Performance shown below does not account for fees, expenses, and charges of any variable insurance contract or retirement plan. If these fees were reflected, performance would be lower.

Fixed-income investments are subject to interest rate risk, and their value will decline as interest rates rise. Lower-rated securities are subject to additional credit and default risks. International investing involves increased risks due to currency fluctuations, political or social instability, and differences in accounting standards.

AVERAGE ANNUAL TOTAL RETURNS(1)

AS OF DECEMBER 31, 2006

                                                                 Since     Inception
                                   1-Year   5-Year   10-Year   Inception      Date
                                   ------   ------   -------   ---------   ---------
CLASS 1 SHARES                      4.90%    6.41%    6.67%      6.37%       5/7/93
CLASS 2 SHARES                      4.59%    6.13%      --       5.66%      11/6/01
Citigroup Broad Investment-Grade
   Bond Index(2)                    4.33%    5.10%    6.26%      6.26%

VALUE OF A $10,000 INVESTMENT(1) DECEMBER 31, 1996 - DECEMBER 31, 2006

                               (PERFORMANCE GRAPH)

                      CITIGROUP BROAD
         VT INCOME      INVESTMENT
 DATE       FUND     GRADE BOND INDEX
------   ---------   ----------------
Dec-96     10,000         10,000
Jan-97      9,980         10,039
Feb-97     10,021         10,050
Mar-97      9,858          9,949
Apr-97     10,023         10,091
May-97     10,116         10,186
Jun-97     10,271         10,307
Jul-97     10,715         10,586
Aug-97     10,524         10,495
Sep-97     10,725         10,649
Oct-97     10,929         10,803
Nov-97     10,993         10,854
Dec-97     11,133         10,964
Jan-98     11,276         11,106
Feb-98     11,243         11,098
Mar-98     11,275         11,141
Apr-98     11,319         11,199
May-98     11,486         11,307
Jun-98     11,609         11,399
Jul-98     11,586         11,423
Aug-98     11,721         11,598
Sep-98     12,062         11,872
Oct-98     11,798         11,818
Nov-98     11,948         11,883
Dec-98     11,961         11,920
Jan-99     12,078         12,008
Feb-99     11,751         11,798
Mar-99     11,864         11,866
Apr-99     11,923         11,905
May-99     11,756         11,795
Jun-99     11,657         11,755
Jul-99     11,633         11,708
Aug-99     11,608         11,700
Sep-99     11,724         11,840
Oct-99     11,774         11,876
Nov-99     11,737         11,875
Dec-99     11,703         11,820
Jan-00     11,666         11,787
Feb-00     11,779         11,925
Mar-00     11,965         12,080
Apr-00     11,876         12,044
May-00     11,812         12,033
Jun-00     12,095         12,284
Jul-00     12,211         12,396
Aug-00     12,391         12,573
Sep-00     12,451         12,659
Oct-00     12,491         12,740
Nov-00     12,674         12,946
Dec-00     12,927         13,191
Jan-01     13,207         13,408
Feb-01     13,260         13,528
Mar-01     13,308         13,598
Apr-01     13,185         13,534
May-01     13,253         13,622
Jun-01     13,294         13,667
Jul-01     13,659         13,983
Aug-01     13,849         14,137
Sep-01     13,809         14,311
Oct-01     14,147         14,600
Nov-01     14,038         14,398
Dec-01     13,971         14,313
Jan-02     14,106         14,426
Feb-02     14,242         14,565
Mar-02     14,038         14,324
Apr-02     14,309         14,597
May-02     14,404         14,721
Jun-02     14,376         14,830
Jul-02     14,347         15,006
Aug-02     14,660         15,269
Sep-02     14,845         15,511
Oct-02     14,817         15,442
Nov-02     14,916         15,439
Dec-02     15,313         15,760
Jan-03     15,455         15,772
Feb-03     15,724         15,996
Mar-03     15,767         15,982
Apr-03     16,050         16,123
May-03     16,546         16,421
Jun-03     16,555         16,391
Jul-03     15,954         15,837
Aug-03     16,029         15,946
Sep-03     16,525         16,364
Oct-03     16,466         16,214
Nov-03     16,571         16,261
Dec-03     16,812         16,423
Jan-04     16,992         16,560
Feb-04     17,143         16,737
Mar-04     17,294         16,864
Apr-04     16,813         16,426
May-04     16,677         16,355
Jun-04     16,833         16,451
Jul-04     17,010         16,614
Aug-04     17,362         16,943
Sep-04     17,458         16,987
Oct-04     17,634         17,137
Nov-04     17,539         16,993
Dec-04     17,748         17,156
Jan-05     17,827         17,266
Feb-05     17,763         17,162
Mar-05     17,587         17,068
Apr-05     17,779         17,307
May-05     17,987         17,501
Jun-05     18,122         17,600
Jul-05     18,002         17,445
Aug-05     18,240         17,669
Sep-05     18,052         17,481
Oct-05     17,883         17,347
Nov-05     17,984         17,423
Dec-05     18,172         17,596
Jan-06     18,206         17,594
Feb-06     18,292         17,657
Mar-06     18,121         17,477
Apr-06     18,121         17,442
May-06     18,087         17,421
Jun-06     18,105         17,460
Jul-06     18,304         17,704
Aug-06     18,594         17,978
Sep-06     18,774         18,131
Oct-06     18,900         18,256
Nov-06     19,170         18,468
Dec-06     19,061         18,357

(1) Performance reflects ongoing fund expenses, which may have been waived, and assumes reinvestment of all dividends and capital gains. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

(2) See glossary on page 29 for definitions of indices. Returns shown for the index assume reinvestment of all dividends and distributions, and the since-inception return shown for the index is calculated from 4/30/93. Indices are unmanaged, and individuals cannot invest directly in an index.

                                                       PORTFOLIO MANAGERS
                                                       John R. Friedl, CFA and
                                                       Gary J. Pokrzywinski, CFA
(PHOTO OF JOHN R. FRIEDL AND GARY J. POKRZYWINSKI)     WM Advisors, Inc.

However, several corporates slightly detracted from Fund results, particularly those that were affected by leveraged buyouts (LBOs). Issues of Harrah's, a casino operator, and HCA, a hospital operator, declined as these companies considered LBO deals, one of which closed during the period. Other health care positions fell in sympathy with the HCA news.

Allocation changes were generally based on security- or industry-specific considerations. We sold the last of the Fund's auto positions due to our negative view of their long-term prospects. In contrast, we added a high-yield position (Mirant) to the Fund's utilities holdings, and we continue to favor utilities as a sector that can offer protection from LBOs.

Near the middle of the year, the economy reached an inflection point when a pause by the Fed looked imminent. In anticipation of this change, we added to Treasuries to help slightly extend the Fund's duration. This strategy and the timing of it proved beneficial to the Fund. As economic conditions evolved later in the year, we eased the Fund back to a neutral duration stance.

Our outlook anticipates that subdued economic growth and contained inflation will permit the Fed to begin cutting short-term interest rates in 2007. Should conditions deteriorate, with the economy edging closer to a recession, we would look to favor corporates over mortgages as spreads widened out. However, we believe that a recession is unlikely. For the near term, the Fund will continue to hold an overweighted position in mortgages and a neutral weighting in corporate issues.

PORTFOLIO COMPOSITION(3)

As of 12/31/06

                                   (PIE CHART)

                                      As of      As of
Asset Class                         12/31/06   12/31/05   Change
-----------                         --------   --------   ------
Domestic Corporate Bonds               59%        58%       +1%
Mortgage-Backed Bonds                  22%        22%        0%
U.S. Treasuries                        10%         7%       +3%
Foreign Corporate Bonds (U.S. $)        7%         8%       -1%
Foreign Government Bonds (U.S. $)       1%         1%        0%
Equities                                0%         1%       -1%
Cash Equivalents                        1%         3%       -2%

(3)  May not reflect the current portfolio composition.

VT Money Market Fund                                      PORTFOLIO MANAGER
                                                          Scott J. Peterson, CFA
                            (PHOTO OF SCOTT J. PETERSON)  WM Advisors, Inc.

INVESTMENT STRATEGY

Yields on money market investments closely follow monetary policy set by the Federal Reserve (the Fed). During 2006, the Fed raised its target for the federal funds rate four times. These moves were part of a tightening campaign that began in June 2004, after the target rate had stood at 1.00% during the previous year.

The Fed continued raising short-term interest rates through the first half of 2006 as it sought to rein in elevated inflation levels. The target rose from 4.25% at the start of the year to 5.25% at the end of June. At subsequent meetings, the Fed held the target rate at 5.25% and noted that "...inflation pressures seem likely to moderate over time..." Many market participants anticipate that the Fed's next move will be to cut rates sometime in 2007, although its decision to do so, and market speculation about it, will depend upon evolving economic conditions.

Over the twelve-month period, the Fund's annualized 7-day simple yield increased from 3.52% to 4.64%. Most of the difference between the Fund's yield and the Fed's target rate was due to Fund expenses. The Fund's assets decreased from $16.4 million on December 31, 2005, to $15.7 million on December 31, 2006.

Data shown is past performance and does not guarantee future results. Current performance, including the most recent month-end results, which may be higher or lower than the data shown, can be obtained by calling 800-222-5852. Your investment's return and principal value will fluctuate, so it may be worth more or less upon redemption. Performance shown below does not account for fees, expenses, and charges of any variable insurance contract or retirement plan. If these fees were reflected, performance would be lower.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The 7-day simple yield more closely reflects current Fund earnings than the total return data.

AVERAGE ANNUAL TOTAL RETURNS(1)

AS OF DECEMBER 31, 2006

                                               Since     Inception
                 1-Year   5-Year   10-Year   Inception      Date
                 ------   ------   -------   ---------   ---------
CLASS 1 SHARES    4.39%    1.96%    3.37%      3.62%      5/10/93
CLASS 2 SHARES    4.13%    1.71%      --       1.70%      11/6/01

FUND YIELDS AND AVERAGE MATURITY(2)

AS OF DECEMBER 31, 2006

                       7-Day              7-Day            Weighted
                   Simple Yield      Effective Yield   Average Maturity
                 (Class 1 Shares)   (Class 1 Shares)        (Days)
                 ----------------   ----------------   ----------------
VT MONEY
   MARKET FUND         4.64%              4.75%               35

PORTFOLIO COMPOSITION(3)

AS OF DECEMBER 31, 2006

Taxable Municipal Bonds                         30%
Corporate Bonds and Notes                       26%
Repurchase Agreement                            19%
Commercial Paper (Domestic and Yankee)          15%
Certificates of Deposit (Domestic and Yankee)   10%

(1) Performance reflects ongoing fund expenses, which may have been waived, and assumes reinvestment of all dividends and capital gains. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower. The Fund's performance between 1995 and 1999 benefited from the agreement of WM Advisors and its affiliates to limit the Fund's expenses.

(2) The 7-day simple yield is calculated based on the income generated by an investment in the Fund over a 7-day period and is expressed as an annual percentage rate. The 7-day effective yield is calculated similarly to the 7-day simple yield but assumes that income earned from the Fund's investments is reinvested and compounded.

(3)  May not reflect the current portfolio composition.

Glossary

DEFINITIONS OF INDICES

CITIGROUP BROAD INVESTMENT-GRADE BOND INDEX:

Measures the performance of bonds, including U.S. and non-U.S. corporate securities and non-U.S. sovereign and provincial securities. It includes institutionally traded U.S. Treasury, government-sponsored, mortgage, asset-backed, and investment-grade securities.

CITIGROUP BROAD INVESTMENT-GRADE CREDIT 1-3 YEARS INDEX:

Measures the performance of bonds, including U.S. and non-U.S. corporate securities and non-U.S. sovereign and provincial securities, with maturities between one and three years.

CITIGROUP MORTGAGE INDEX:

Represents the mortgage-backed securities component of Citigroup's Broad Investment-Grade Bond Index. It consists of 30- and 15-year agency-issued (GNMA, FNMA, and FHLMC) pass-through securities as well as FNMA and FHLMC balloon mortgages.

FTSE NAREIT ALL REITS INDEX:

Reflects the aggregate performance of all publicly traded REITs that own, develop, and manage properties.

LEHMAN BROTHERS AGGREGATE BOND INDEX:

A broad-based index intended to represent the U.S. fixed-income market.

MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) ALL COUNTRY WORLD INDEX (ACWI)
EX-USA:

A float-adjusted market-capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the United States. The index consists of 47 developed and emerging market country indices.

MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE INDEX:

A broad-based, capitalization-weighted index of equity markets representing 21 countries in Europe, Australasia, and the Far East.

RUSSELL 1000(R) GROWTH INDEX:

Measures the performance of those Russell 1000(R) Index securities with higher price-to-book ratios and higher forecasted growth values.

RUSSELL 2000(R) GROWTH INDEX:

Measures the performance of those Russell 2000(R) Index securities with higher price-to-book ratios and higher forecasted growth values.

RUSSELL 2000(R) VALUE INDEX:

Measures the performance of those Russell 2000(R) Index securities with lower price-to-book ratios and lower forecasted growth values.

RUSSELL 3000(R) INDEX:

Measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

S&P 500:

A broad-based index intended to represent the U.S. equity market.

S&P 500/CITIGROUP VALUE INDEX:

A float-adjusted market-capitalization-weighted index comprised of stocks representing approximately half the market capitalization of the S&P 500 that have been identified as being on the value end of the growth-value spectrum. Until 12/16/05, when Standard & Poor's changed the name of the index and its calculation methodology, the index was called the S&P 500/BARRA Value Index.

S&P MIDCAP 400:

A weighted index of the common stocks of 400 mid-size companies.

Expense Information

WM VARIABLE TRUST

As a shareholder of the VT REIT Fund, VT Equity Income Fund, VT Growth & Income Fund, VT West Coast Equity Fund, VT Mid Cap Stock Fund, VT Growth Fund, VT Small Cap Value Fund, VT Small Cap Growth Fund, VT International Growth Fund, VT Short Term Income Fund, VT U.S. Government Securities Fund, VT Income Fund, or VT Money Market Fund, (collectively, the "Funds"), you incur ongoing costs, including management fees, distribution and/or service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Expenses shown below and on the following page do not account for fees, expenses and charges of any variable insurance contract or retirement plan. If these fees had been reflected, expenses would have been higher.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2006, to December 31, 2006.

ACTUAL EXPENSES:

The first section of the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the third column under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES:

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses (rather than each Fund's actual rate of return). The hypothetical account values and expenses may not be used to estimate the actual ending balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as separate account expenses. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you compare the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, the cost shown would have been higher.

                                                                                     HYPOTHETICAL
                                               ACTUAL EXPENSES                (5% RETURN BEFORE EXPENSES)
                                     ----------------------------------   ----------------------------------
                                                              EXPENSES                             EXPENSES
                                     BEGINNING    ENDING    PAID DURING   BEGINNING    ENDING    PAID DURING
                                      ACCOUNT     ACCOUNT     PERIOD*      ACCOUNT     ACCOUNT     PERIOD*
                                       VALUE       VALUE      7/1/06-       VALUE       VALUE      7/1/06-     EXPENSE
                                       7/1/06    12/31/06     12/31/06      7/1/06    12/31/06     12/31/06     RATIO
                                     ---------   --------   -----------   ---------   --------   -----------   -------
VT REIT Fund
Class 1 ..........................     $1,000     $1,197       $ 4.82       $1,000     $1,021       $ 4.43      0.87%
Class 2 ..........................      1,000      1,196         6.20        1,000      1,020         5.70      1.12%

VT Equity Income Fund
Class 1 ..........................     $1,000     $1,119       $ 3.52       $1,000     $1,022       $ 3.36      0.66%
Class 2 ..........................      1,000      1,117         4.86        1,000      1,021         4.63      0.91%

VT Growth & Income Fund
Class 1 ..........................     $1,000     $1,117       $ 4.06       $1,000     $1,021       $ 3.87      0.76%
Class 2 ..........................      1,000      1,116         5.39        1,000      1,020         5.14      1.01%

VT West Coast Equity Fund
Class 1 ..........................     $1,000     $1,081       $ 3.51       $1,000     $1,022       $ 3.41      0.67%
Class 2 ..........................      1,000      1,080         4.82        1,000      1,021         4.69      0.92%

VT Mid Cap Stock Fund
Class 1 ..........................     $1,000     $1,105       $ 4.24       $1,000     $1,021       $ 4.08      0.80%
Class 2 ..........................      1,000      1,103         5.57        1,000      1,020         5.35      1.05%

VT Growth Fund
Class 1 ..........................     $1,000     $1,090       $ 4.00       $1,000     $1,021       $ 3.87      0.76%
Class 2 ..........................      1,000      1,089         5.32        1,000      1,020         5.14      1.01%

VT Small Cap Value Fund
Class 1 ..........................     $1,000     $1,095       $ 5.07       $1,000     $1,020       $ 4.89      0.96%
Class 2 ..........................      1,000      1,092         6.38        1,000      1,019         6.16      1.21%

VT Small Cap Growth Fund
Class 1 ..........................     $1,000     $1,051       $ 4.96       $1,000     $1,020       $ 4.89      0.96%
Class 2 ..........................      1,000      1,049         6.25        1,000      1,019         6.16      1.21%

WM VARIABLE TRUST

                                                                                     HYPOTHETICAL
                                               ACTUAL EXPENSES                (5% RETURN BEFORE EXPENSES)
                                     ----------------------------------   ----------------------------------
                                                              EXPENSES                             EXPENSES
                                     BEGINNING    ENDING    PAID DURING   BEGINNING    ENDING    PAID DURING
                                      ACCOUNT     ACCOUNT     PERIOD*      ACCOUNT     ACCOUNT     PERIOD*
                                       VALUE       VALUE      7/1/06-       VALUE       VALUE      7/1/06-     EXPENSE
                                       7/1/06    12/31/06     12/31/06      7/1/06    12/31/06     12/31/06     RATIO
                                     ---------   --------   -----------   ---------   --------   -----------   -------
VT International Growth Fund
Class 1 ..........................     $1,000     $1,149       $5.53        $1,000     $1,020       $5.19       1.02%
Class 2 ..........................      1,000      1,148        6.88         1,000      1,019        6.46       1.27%

VT Short Term Income Fund
Class 1 ..........................     $1,000     $1,033       $3.13        $1,000     $1,022       $3.11       0.61%
Class 2 ..........................      1,000      1,029        4.40         1,000      1,021        4.38       0.86%

VT U.S. Government Securities Fund
Class 1 ..........................     $1,000     $1,046       $2.68        $1,000     $1,023       $2.65       0.52%
Class 2 ..........................      1,000      1,046        3.97         1,000      1,021        3.92       0.77%

VT Income Fund
Class 1 ..........................     $1,000     $1,053       $2.74        $1,000     $1,023       $2.70       0.53%
Class 2 ..........................      1,000      1,050        4.03         1,000      1,021        3.97       0.78%

VT Money Market Fund
Class 1 ..........................     $1,000     $1,023       $3.62        $1,000     $1,022       $3.62       0.71%
Class 2 ..........................      1,000      1,022        4.89         1,000      1,020        4.89       0.96%

* Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184 days in the most recent fiscal half-year, divided by 365 days in the year (to reflect the one-half year period).

Financial Statements:
Portfolio of Investments

VT REIT FUND
December 31, 2006

                                                                          VALUE
  SHARES                                                                 (000S)
---------                                                               --------
REAL ESTATE INVESTMENT TRUSTS (REITS) - 95.3%
   DIVERSIFIED - 4.8%
   22,600   Vornado Realty Trust ....................................   $  2,746
                                                                        --------
   HEALTH CARE - 2.7%
    8,000   Health Care Property Investors, Inc. ....................        294
   29,200   Ventas, Inc. ............................................      1,236
                                                                        --------
            Total Health Care .......................................      1,530
                                                                        --------
   INDUSTRIAL/OFFICE - 37.5%
      INDUSTRIAL - 10.6%
   19,000   AMB Property Corporation ................................      1,114
   28,500   Brookfield Properties Corporation .......................      1,120
   16,900   DCT Industrial Trust Inc. ...............................        199
    3,900   EastGroup Properties, Inc. ..............................        209
   56,800   ProLogis ................................................      3,452
                                                                        --------
                                                                           6,094
                                                                        --------
      OFFICE - 26.9%
    9,500   Alexandria Real Estate Equities, Inc. ...................        954
   29,100   BioMed Realty Trust, Inc. ...............................        832
   31,900   Boston Properties, Inc. .................................      3,569
   23,700   Corporate Office Properties Trust .......................      1,196
   57,100   Douglas Emmett, Inc. ....................................      1,519
   56,200   Equity Office Properties Trust ..........................      2,707
   15,900   Kilroy Realty Corporation ...............................      1,240
   25,200   SLGreen Realty Corporation ..............................      3,346
                                                                        --------
                                                                          15,363
                                                                        --------
            Total Industrial/Office .................................     21,457
                                                                        --------
   LODGING/RESORTS - 5.5%
   72,800   Host Hotels & Resorts, Inc. .............................      1,787
   25,100   LaSalle Hotel Properties ................................      1,151
    8,300   Sunstone Hotel Investors, Inc. ..........................        222
                                                                        --------
            Total Lodging/Resorts ...................................      3,160
                                                                        --------
   RESIDENTIAL - 23.9%
      APARTMENTS - 23.9%
   53,500   Archstone-Smith Trust ...................................      3,114
   28,500   AvalonBay Communities, Inc. .............................      3,707
   15,600   BRE Properties, Inc. Class A ............................      1,014
   18,200   Camden Property Trust ...................................      1,344
   37,900   Equity Residential ......................................      1,923
   18,700   Essex Property Trust, Inc. ..............................      2,417
    2,300   Mid-America Apartment Communities, Inc. .................        132
                                                                        --------
            Total Residential .......................................     13,651
                                                                        --------
   RETAIL - 15.9%
      REGIONAL MALLS - 6.3%
   35,600   Simon Property Group, Inc. ..............................      3,606
                                                                        --------

                                                                          VALUE
  SHARES                                                                 (000S)
---------                                                               --------
      SHOPPING CENTERS - 9.6%
   25,400   Acadia Realty Trust .....................................   $    635
   22,600   Federal Realty Investment Trust .........................      1,921
   60,400   Kimco Realty Corporation ................................      2,715
    5,600   Tanger Factory Outlet Centers, Inc. .....................        219
                                                                        --------
                                                                           5,490
                                                                        --------
            Total Retail ............................................      9,096
                                                                        --------
      SELF STORAGE - 4.4%
   26,000   Public Storage, Inc. ....................................      2,535
                                                                        --------
      SPECIALTY - 0.6%
    6,100   Entertainment Properties Trust ..........................        357
                                                                        --------
            Total REITs
               (Cost $40,712) .......................................     54,532
                                                                        --------
COMMON STOCKS - 2.0%
   (Cost $1,128)
   CONSUMER DISCRETIONARY - 2.0%
      CONSUMER SERVICES - 2.0%
   17,900   Starwood Hotels & Resorts Worldwide, Inc. ...............      1,119
                                                                        --------

PRINCIPAL
  AMOUNT
  (000S)
---------
REPURCHASE AGREEMENT - 2.5%
   (Cost $1,414)
$   1,414   Agreement with Morgan Stanley, 4.750% dated
               12/29/2006, to be repurchased at $1,415,000 on
               01/03/2007 (collateralized by U.S.
               Treasury Bond, 3.625% due on 04/15/2028,
               market value $1,457,000) .....................              1,414
                                                                        --------
TOTAL INVESTMENTS (Cost $43,254*) ...........................    99.8%    57,065
OTHER ASSETS (LIABILITIES) (NET) ............................     0.2        128
                                                                -----   --------
NET ASSETS ..................................................   100.0%  $ 57,193
                                                                =====   ========

----------
*    Aggregate cost for federal tax purposes is $43,254.

                       See Notes to Financial Statements.

Portfolio of Investments

VT EQUITY INCOME FUND
December 31, 2006

                                                                          VALUE
  SHARES                                                                 (000S)
---------                                                               --------
COMMON STOCKS - 92.8%
   CONSUMER DISCRETIONARY - 9.9%
      AUTOMOBILES & COMPONENTS - 0.2%
    6,600   Johnson Controls, Inc. ..................................   $    567
                                                                        --------
      CONSUMER DURABLES & APPAREL - 0.9%
   10,000   Black & Decker Corporation** ............................        799
   27,000   NIKE Inc., Class B ......................................      2,674
                                                                        --------
                                                                           3,473
                                                                        --------
      CONSUMER SERVICES - 1.6%
   92,800   Hilton Hotels Corporation ...............................      3,239
   57,500   McDonald's Corporation ..................................      2,549
                                                                        --------
                                                                           5,788
                                                                        --------
      MEDIA - 4.0%
   48,300   CBS Corporation, Class B ................................      1,506
    7,520   Idearc Inc.+ ............................................        215
   97,300   McGraw-Hill Companies, Inc. .............................      6,618
   84,100   News Corporation, Class B ...............................      1,872
  134,800   Time Warner Inc. ........................................      2,936
   49,400   Tribune Company .........................................      1,521
                                                                        --------
                                                                          14,668
                                                                        --------
      RETAILING - 3.2%
  140,600   Lowe's Companies, Inc. ..................................      4,380
   67,800   Nordstrom, Inc. .........................................      3,345
   73,300   Target Corporation ......................................      4,182
                                                                        --------
                                                                          11,907
                                                                        --------
            Total Consumer Discretionary ............................     36,403
                                                                        --------
   CONSUMER STAPLES - 6.4%
      FOOD & STAPLES RETAILING - 0.7%
   71,300   Sysco Corporation .......................................      2,621
                                                                        --------
      FOOD, BEVERAGE & TOBACCO - 4.4%
   51,300   Altria Group, Inc. ......................................      4,403
   11,200   Anheuser-Busch Companies, Inc. ..........................        551
    8,400   Cadbury Schweppes PLC, Sponsored ADR** ..................        361
   37,600   Coca-Cola Company .......................................      1,814
   41,700   Diageo PLC, Sponsored ADR ...............................      3,307
   25,000   Hershey Company .........................................      1,245
   40,900   Kroger Company ..........................................        943
   65,400   SABMiller PLC, Sponsored ADR** ..........................      1,504
   37,800   Wm. Wrigley Jr. Company** ...............................      1,955
                                                                        --------
                                                                          16,083
                                                                        --------
      HOUSEHOLD & PERSONAL PRODUCTS - 1.3%
   58,300   Colgate-Palmolive Company ...............................      3,804
   13,100   Kimberly-Clark Corporation ..............................        890
                                                                        --------
                                                                           4,694
                                                                        --------
            Total Consumer Staples ..................................     23,398
                                                                        --------

                                                                          VALUE
  SHARES                                                                 (000S)
---------                                                               --------
   ENERGY - 6.7%
   40,800   Baker Hughes Incorporated ...............................   $  3,046
   51,284   Chevron Corporation .....................................      3,771
   14,800   Devon Energy Corporation ................................        993
   49,600   El Paso Corporation .....................................        758
   14,800   Enterprise Products Partners LP** .......................        429
   67,100   ExxonMobil Corporation ..................................      5,142
   35,600   GlobalSantaFe Corporation ...............................      2,092
   17,700   Hess Corporation ........................................        877
   22,400   Kinder Morgan Energy Partners LP** ......................      1,073
   29,000   Schlumberger Ltd. .......................................      1,832
   68,100   Williams Companies, Inc. ................................      1,779
   55,300   XTO Energy Inc. .........................................      2,602
                                                                        --------
            Total Energy ............................................     24,394
                                                                        --------
   FINANCIALS - 27.4%
      BANKS - 6.3%
   85,502   Bank of America Corporation .............................      4,565
   17,000   Barclays PLC, Sponsored ADR .............................        988
   96,200   Countrywide Financial Corporation .......................      4,084
   71,600   Mellon Financial Corporation ............................      3,018
   26,500   PNC Financial Services Group, Inc.** ....................      1,962
   20,100   SunTrust Banks, Inc.** ..................................      1,698
   52,200   U.S. Bancorp ............................................      1,889
  140,000   Wells Fargo & Company ...................................      4,978
                                                                        --------
                                                                          23,182
                                                                        --------
      DIVERSIFIED FINANCIALS - 12.0%
   13,800   AllianceBernstein Holding LP** ..........................      1,110
   18,000   Ameriprise Financial, Inc. ..............................        981
   52,000   Bank of New York Company, Inc.** ........................      2,047
   13,771   Capital One Financial Corporation .......................      1,058
   59,800   Citigroup, Inc. .........................................      3,331
   47,400   Franklin Resources, Inc. ................................      5,222
   29,800   Freddie Mac .............................................      2,023
   25,700   Goldman Sachs Group, Inc. ...............................      5,123
   67,600   ING Groep N.V., Sponsored ADR ...........................      2,986
  102,800   JPMorgan Chase & Company ................................      4,965
   25,000   Legg Mason, Inc. ........................................      2,376
   38,400   Lehman Brothers Holdings Inc. ...........................      3,000
   58,400   Morgan Stanley ..........................................      4,756
   58,400   T. Rowe Price Group, Inc. ...............................      2,556
   37,100   UBS AG ..................................................      2,238
                                                                        --------
                                                                          43,772
                                                                        --------
      INSURANCE - 9.1%
   93,400   ACE Ltd. ................................................      5,657
   26,400   AFLAC, Inc.** ...........................................      1,215
   48,000   Allstate Corporation ....................................      3,125
   52,000   American International Group, Inc. ......................      3,726
   34,800   Chubb Corporation .......................................      1,841
   76,566   Fidelity National Financial, Inc., Class A ..............      1,828
   37,100   Hartford Financial Services Group, Inc. .................      3,462
   11,850   HCC Insurance Holdings, Inc. ............................        380

                       See Notes to Financial Statements.

VT EQUITY INCOME FUND
December 31, 2006

                                                                          VALUE
  SHARES                                                                 (000S)
---------                                                               --------
COMMON STOCKS (CONTINUED)
   FINANCIALS (CONTINUED)
      INSURANCE (CONTINUED)
   22,900   Lincoln National Corporation ............................   $  1,521
   43,500   Loews Corporation .......................................      1,804
   38,800   Marsh & McLennan Companies, Inc. ........................      1,190
   63,300   MetLife, Inc. ...........................................      3,735
   31,700   Prudential Financial, Inc. ..............................      2,722
   55,700   UnumProvident Corporation ...............................      1,158
                                                                        --------
                                                                          33,364
                                                                        --------
            Total Financials ........................................    100,318
                                                                        --------
   HEALTH CARE - 7.6%
      HEALTH CARE EQUIPMENT & SERVICES - 2.4%
   40,000   Becton, Dickinson & Company .............................      2,806
   22,000   Caremark Rx, Inc. .......................................      1,257
   88,900   Medtronic, Inc. .........................................      4,757
                                                                        --------
                                                                           8,820
                                                                        --------
      PHARMACEUTICALS & BIOTECHNOLOGY - 5.2%
   64,200   Abbott Laboratories .....................................      3,127
   51,400   AstraZeneca PLC, Sponsored ADR ..........................      2,752
   27,100   Eli Lilly & Company .....................................      1,412
   35,900   GlaxoSmithKline PLC, Sponsored ADR ......................      1,894
   48,000   Johnson & Johnson .......................................      3,169
   38,000   Novartis AG, ADR ........................................      2,183
   24,500   Roche Holding Ltd., Sponsored ADR .......................      2,193
   19,000   Sanofi-Aventis, ADR .....................................        877
   62,400   Schering-Plough Corporation .............................      1,475
                                                                        --------
                                                                          19,082
                                                                        --------
            Total Health Care .......................................     27,902
                                                                        --------
   INDUSTRIALS - 10.1%
      CAPITAL GOODS - 8.2%
   46,300   3M Company ..............................................      3,608
   36,300   Boeing Company ..........................................      3,225
   33,100   Dover Corporation .......................................      1,623
   78,000   Emerson Electric Company ................................      3,439
   12,200   General Dynamics Corporation ............................        907
  174,800   General Electric Company ................................      6,504
   41,200   Honeywell International, Inc. ...........................      1,864
   71,400   ITT Corporation .........................................      4,057
   31,400   L-3 Communications Holdings, Inc. .......................      2,568
   22,500   Siemens AG, Sponsored ADR ...............................      2,217
                                                                        --------
                                                                          30,012
                                                                        --------
      COMMERCIAL SERVICES & SUPPLIES - 0.6%
   56,500   Waste Management, Inc.                                         2,077
                                                                        --------
      TRANSPORTATION - 1.3%
   23,700   FedEx Corporation .......................................      2,574
  141,800   Southwest Airlines Company ..............................      2,173
                                                                        --------
                                                                           4,747
                                                                        --------
            Total Industrials .......................................     36,836
                                                                        --------

                                                                          VALUE
  SHARES                                                                 (000S)
---------                                                               --------
   INFORMATION TECHNOLOGY - 11.2%
      COMMUNICATIONS EQUIPMENT - 2.3%
  116,700   Cisco Systems, Inc.+ ....................................   $  3,189
  181,400   Nokia Oyj, Sponsored ADR ................................      3,686
   38,100   QUALCOMM, Inc. ..........................................      1,440
                                                                        --------
                                                                           8,315
                                                                        --------
      COMPUTERS & PERIPHERALS - 2.2%
   24,300   Apple Computer, Inc.+ ...................................      2,062
   92,300   Hewlett-Packard Company .................................      3,802
                                                                        --------
   23,300   International Business Machines Corporation .............      2,263
                                                                        --------
                                                                           8,127
                                                                        --------
      INTERNET SOFTWARE & SERVICES - 0.5%
   72,900   Yahoo! Inc.+** ..........................................      1,862
                                                                        --------
      IT SERVICES - 1.5%
   76,100   Automatic Data Processing, Inc. .........................      3,748
   43,530   Fidelity National Information Services, Inc. ............      1,745
                                                                        --------
                                                                           5,493
                                                                        --------
   SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.0%
  140,900   Applied Materials, Inc. .................................      2,600
  101,600   Intel Corporation .......................................      2,057
   38,900   Linear Technology Corporation** .........................      1,179
   81,000   Microchip Technology, Inc. ..............................      2,649
    4,100   Samsung Electronics Company Ltd., GDR++ .................      1,351
   43,500   Texas Instruments Inc. ..................................      1,253
                                                                        --------
                                                                          11,089
                                                                        --------
   SOFTWARE - 1.7%
  210,100   Microsoft Corporation ...................................      6,274
                                                                        --------
            Total Information Technology ............................     41,160
                                                                        --------
   MATERIALS - 3.0%
   24,800   Alcoa Inc................................................        744
   21,300   Allegheny Technologies, Inc. ............................      1,931
   41,600   Anglo American PLC, Unsponsored ADR .....................      1,015
   59,700   Barrick Gold Corporation (F) ............................      1,833
   15,100   E.I. du Pont de Nemours & Company .......................        736
   39,900   International Paper Company .............................      1,361
   26,800   Vulcan Materials Company ................................      2,408
   14,700   Weyerhaeuser Company ....................................      1,039
                                                                        --------
            Total Materials .........................................     11,067
                                                                        --------
   TELECOMMUNICATION SERVICES - 7.6%
   46,500   Alltel Corporation ......................................      2,812
  208,800   AT&T Inc. ...............................................      7,464
   18,800   Deutsche Telekom AG, Sponsored ADR ......................        342
   14,500   Embarq Corporation ......................................        762
   22,500   France Telecom SA, Sponsored ADR ........................        623
  113,800   Sprint Nextel Corporation ...............................      2,150
    5,000   Telefonica SA, Sponsored ADR ............................        319
   39,000   Telstra Corporation Ltd., ADR ...........................        639

                       See Notes to Financial Statements.

VT EQUITY INCOME FUND
December 31, 2006

                                                                          VALUE
  SHARES                                                                 (000S)
---------                                                               --------
COMMON STOCKS (CONTINUED)
   TELECOMMUNICATION SERVICES (CONTINUED)
  180,200   Verizon Communications Inc. .............................   $  6,711
   89,600   Vodafone Group PLC, Sponsored ADR .......................      2,489
  236,907   Windstream Corporation** ................................      3,369
                                                                        --------
            Total Telecommunication Services ........................     27,680
                                                                        --------
   UTILITIES - 2.9%
   12,600   Dominion Resource Inc. ..................................      1,056
   62,400   FPL Group, Inc.** .......................................      3,396
   51,000   Pinnacle West Capital Corporation .......................      2,585
   38,100   Progress Energy, Inc.** .................................      1,870
   74,000   Xcel Energy Inc.** ......................................      1,707
                                                                        --------
            Total Utilities .........................................     10,614
                                                                        --------
            Total Common Stocks
               (Cost $275,116) ......................................    339,772
                                                                        --------
REAL ESTATE INVESTMENT TRUSTS (REITS) - 4.4%
   20,300   AMB Property Corporation ................................      1,190
   14,000   Archstone-Smith Trust ...................................        815
   10,500   Brookfield Properties Corporation .......................        413
   12,100   Developers Diversified Realty Corporation ...............        762
   12,200   Duke Realty Corporation .................................        499
   29,500   Equity Residential ......................................      1,497
   11,700   General Growth Properties, Inc. .........................        611
   26,900   Health Care Property Investors, Inc.** ..................        990
   61,900   Host Hotels & Resorts, Inc. .............................      1,520
   17,300   Kimco Realty Corporation ................................        778
    7,900   Macerich Company ........................................        684
   24,000   Plum Creek Timber Company, Inc. .........................        956
   42,000   ProLogis ................................................      2,552
   12,100   Public Storage, Inc. ....................................      1,180
    5,900   Simon Property Group, Inc. ..............................        597
   10,000   Vornado Realty Trust ....................................      1,215
                                                                        --------
            Total REITs
               (Cost $8,764) ........................................     16,259
                                                                        --------

PRINCIPAL
  AMOUNT                                                                  VALUE
  (000S)                                                                 (000S)
---------                                                               --------
CONVERTIBLE BONDS AND NOTES - 0.2%
   (Cost $594)
$     600   Echostar Communications, Conv. Sub. Note,
               5.750% due 05/15/2008 ................................   $    611
                                                                        --------
FIXED-INCOME SECURITIES - 0.8%
   CORPORATE BONDS AND NOTES - 0.8%
      500   Aetna Inc., Sr. Note,
               7.875% due 03/01/2011 ................................        545
       45   Baxter International Inc., Note,
               7.125% due 02/01/2007 ................................         45
    1,000   ERAC USA Finance Company, Note,
               7.350% due 06/15/2008++ ..............................      1,025
       59   Raytheon Company, Sr. Note,
               6.150% due 11/01/2008 ................................         60
    1,000   TELUS Corporation, Note,
               8.000% due 06/01/2011 ................................      1,094
      100   Texas-New Mexico Power Company, Sr. Note,
               6.250% due 01/15/2009 ................................        101
                                                                        --------
            Total Corporate Bonds and Notes
               (Cost $2,730) ........................................      2,870
                                                                        --------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 0.0%
   FEDERAL HOME LOAN MORTGAGE CORPORATION
   (FHLMC) - 0.0%
       38   6.500% due 09/01/2030 ...................................         39
       16   7.000% due 09/01/2030 ...................................         16
                                                                        --------
            Total U.S. Government Agency Mortgage-
               Backed Securities
               (Cost $52) ...........................................         55
                                                                        --------
            Total Fixed-Income Securities
               (Cost $2,782) ........................................      2,925
                                                                        --------

  SHARES
---------
WARRANT - 0.0%
   (Cost $0)
      250   V2 Music Holdings PLC,
               Expires 05/07/2008+,++ ...............................          0
                                                                        --------

                       See Notes to Financial Statements.

VT EQUITY INCOME FUND
December 31, 2006

PRINCIPAL
  AMOUNT                                                                  VALUE
  (000S)                                                                 (000S)
---------                                                               --------
REPURCHASE AGREEMENT - 2.4%
   (Cost $8,724)
$   8,724   Agreement with Morgan Stanley, 4.750%
               dated 12/29/2006, to be repurchased at
               $8,730,000 on 01/03/2007
               (collateralized by U.S. Treasury Bond,
               3.625% due 04/15/2028,
               market value $8,990,000) .....................           $  8,724
                                                                        --------
SHORT-TERM INVESTMENT - 5.6%
   (Cost $20,666)
   20,666   Mellon GSL DBT II
               Collateral Fund+++ ...........................             20,666
                                                                        --------
TOTAL INVESTMENTS (Cost $316,646*) ..........................   106.2%   388,957
OTHER ASSETS (LIABILITIES) (NET) ............................    (6.2)   (22,681)
                                                                -----   --------
NET ASSETS ..................................................   100.0%  $366,276
                                                                =====   ========

----------
*    Aggregate cost for federal tax purposes is $316,776.

** Some or all of these securities are on loan at December 31, 2006, and have an aggregate market value of $19,999,000 representing 5.5% of the total net assets of the Fund (collateral value $20,666,000). (See Note 7 to Financial Statements).

+    Non-income producing security.

++ Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933, as amended.

+++  Represents investment purchased with cash collateral for securities loaned.

                                GLOSSARY OF TERMS

ADR -- American Depositary Receipt
(F) -- Foreign Shares
GDR -- Global Depositary Receipt

                       See Notes to Financial Statements.

Portfolio of Investments

VT GROWTH & INCOME FUND
December 31, 2006

                                                                          VALUE
  SHARES                                                                 (000S)
---------                                                               --------
COMMON STOCKS - 96.0%
   CONSUMER DISCRETIONARY - 6.6%
      CONSUMER SERVICES - 1.9%
   97,000   Carnival Corporation** ..................................   $  4,758
                                                                        --------
      MEDIA - 3.3%
   65,000   CBS Corporation, Class B ................................      2,026
   94,000   Comcast Corporation, Class A+ ...........................      3,979
   60,000   Viacom Inc., Class B+ ...................................      2,462
                                                                        --------
                                                                           8,467
                                                                        --------
      RETAILING - 1.4%
   53,000   Kohl's Corporation+ .....................................      3,627
                                                                        --------
            Total Consumer Discretionary ............................     16,852
                                                                        --------
   CONSUMER STAPLES - 9.8%
      FOOD & STAPLES RETAILING - 3.6%
   58,000   Costco Wholesale Corporation ............................      3,066
   83,400   Kroger Company ..........................................      1,924
   88,000   Wal-Mart Stores, Inc. ...................................      4,064
                                                                        --------
                                                                           9,054
                                                                        --------
      FOOD, BEVERAGE & TOBACCO - 4.2%
   32,000   Altria Group, Inc. ......................................      2,746
   56,700   Hershey Company .........................................      2,824
   82,000   PepsiCo, Inc. ...........................................      5,129
                                                                        --------
                                                                          10,699
                                                                        --------
      HOUSEHOLD & PERSONAL PRODUCTS - 2.0%
   80,000   Procter & Gamble Company ................................      5,142
                                                                        --------
            Total Consumer Staples ..................................     24,895
                                                                        --------
   ENERGY - 8.8%
   46,400   ENSCO International, Inc. ...............................      2,323
   81,000   ExxonMobil Corporation ..................................      6,207
   91,000   GlobalSantaFe Corporation ...............................      5,349
   49,000   National Oilwell Varco, Inc.+ ...........................      2,998
   86,000   Schlumberger Ltd. .......................................      5,431
                                                                        --------
            Total Energy ............................................     22,308
                                                                        --------
   FINANCIALS - 21.5%
      BANKS - 5.9%
   83,000   Bank of America Corporation .............................      4,431
   95,000   Wachovia Corporation ....................................      5,410
  146,000   Wells Fargo & Company ...................................      5,192
                                                                        --------
                                                                          15,033
                                                                        --------
      DIVERSIFIED FINANCIALS - 8.6%
  120,000   Citigroup, Inc. .........................................      6,684
   11,000   Franklin Resources, Inc. ................................      1,212
   79,000   Freddie Mac .............................................      5,364
  130,000   JPMorgan Chase & Company ................................      6,279
  109,000   Western Union Company ...................................      2,444
                                                                        --------
                                                                          21,983
                                                                        --------

                                                                          VALUE
  SHARES                                                                 (000S)
---------                                                               --------
      INSURANCE - 7.0%
   29,900   ACE Ltd. ................................................   $  1,811
   47,000   AFLAC, Inc. .............................................      2,162
   83,000   Allstate Corporation ....................................      5,404
   66,000   American International Group, Inc. ......................      4,730
   50,565   Fidelity National Financial, Inc., Class A ..............      1,207
   26,000   Hartford Financial Services Group, Inc. .................      2,426
                                                                        --------
                                                                          17,740
                                                                        --------
            Total Financials ........................................     54,756
                                                                        --------
   HEALTH CARE - 9.6%
      HEALTH CARE EQUIPMENT & SERVICES - 4.9%
   20,000   Becton, Dickinson & Company .............................      1,403
   39,000   Cardinal Health, Inc. ...................................      2,513
   56,000   Health Net Inc.+** ......................................      2,725
   62,000   Medtronic, Inc. .........................................      3,318
   34,000   WellPoint Inc.+ .........................................      2,675
                                                                        --------
                                                                          12,634
                                                                        --------
      PHARMACEUTICALS & BIOTECHNOLOGY - 4.7%
   24,000   Eli Lilly & Company .....................................      1,250
   48,000   Johnson & Johnson .......................................      3,169
   52,000   Pfizer Inc. .............................................      1,347
  118,000   Teva Pharmaceutical Industries Ltd.,
               Sponsored ADR ........................................      3,668
   49,000   Wyeth ...................................................      2,495
                                                                        --------
                                                                          11,929
                                                                        --------
            Total Health Care .......................................     24,563
                                                                        --------
   INDUSTRIALS - 13.5%
      CAPITAL GOODS - 11.4%
   58,000   Boeing Company ..........................................      5,153
   63,000   Caterpillar, Inc. .......................................      3,864
  135,000   General Electric Company ................................      5,023
  149,000   Honeywell International, Inc. ...........................      6,741
   29,000   Lockheed Martin Corporation .............................      2,670
   20,000   Rockwell Automation, Inc. ...............................      1,222
  146,000   Tyco International Ltd. .................................      4,438
                                                                        --------
                                                                          29,111
                                                                        --------
      COMMERCIAL SERVICES & SUPPLIES - 0.5%
   36,000   Waste Management, Inc. ..................................      1,324
                                                                        --------
      TRANSPORTATION - 1.6%
  132,600   AMR Corporation+** ......................................      4,008
                                                                        --------
            Total Industrials .......................................     34,443
                                                                        --------
   INFORMATION TECHNOLOGY - 17.8%
      COMMUNICATIONS EQUIPMENT - 4.9%
   78,000   Cisco Systems, Inc.+ ....................................      2,132
  214,000   Motorola, Inc. ..........................................      4,400
  143,000   Nokia Oyj, Sponsored ADR ................................      2,906
   80,000   QUALCOMM, Inc. ..........................................      3,023
                                                                        --------
                                                                          12,461
                                                                        --------

                       See Notes to Financial Statements.

VT GROWTH & INCOME FUND
December 31, 2006

                                                                          VALUE
  SHARES                                                                 (000S)
---------                                                               --------
COMMON STOCKS (CONTINUED)
   INFORMATION TECHNOLOGY (CONTINUED)
      COMPUTERS & PERIPHERALS - 4.7%
   20,000   Apple Computer, Inc.+ ...................................   $  1,697
  139,000   Hewlett-Packard Company .................................      5,725
   47,000   International Business Machines Corporation .............      4,566
                                                                        --------
                                                                          11,988
                                                                        --------
      INTERNET SOFTWARE & SERVICES - 0.9%
   79,000   eBay Inc.+ ..............................................      2,375
                                                                        --------
      IT SERVICES - 1.7%
   23,000   Electronic Data Systems Corporation .....................        633
   18,755   Fidelity National Information Services, Inc. ............        752
  109,000   First Data Corporation ..................................      2,782
                                                                        --------
                                                                           4,167
                                                                        --------
      SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.8%
   64,300   Microchip Technology, Inc. ..............................      2,103
                                                                        --------
      SOFTWARE - 4.8%
   78,000   Adobe Systems, Inc.+ ....................................      3,207
  110,400   Autodesk, Inc.+ .........................................      4,467
  153,000   Microsoft Corporation ...................................      4,569
                                                                        --------
                                                                          12,243
                                                                        --------
            Total Information Technology ............................     45,337
                                                                        --------
   MATERIALS - 1.8%
  135,000   Alcoa Inc. ..............................................      4,051
   26,300   Anglo American PLC, ADR .................................        642
                                                                        --------
            Total Materials .........................................      4,693
                                                                        --------
   TELECOMMUNICATION SERVICES - 3.1%
  117,000   AT&T Inc. ...............................................      4,183
  112,000   Sprint Nextel Corporation ...............................      2,116
   43,000   Verizon Communications Inc. .............................      1,601
                                                                        --------
            Total Telecommunication Services ........................      7,900
                                                                        --------
   UTILITIES - 3.5%
   98,000   FPL Group, Inc.** .......................................      5,333
   70,000   Pinnacle West Capital Corporation .......................      3,549
                                                                        --------
            Total Utilities .........................................      8,882
                                                                        --------
            Total Common Stocks
               (Cost $173,471) ......................................    244,629
                                                                        --------

PRINCIPAL
  AMOUNT                                                                  VALUE
  (000S)                                                                 (000S)
---------                                                               --------
REPURCHASE AGREEMENT - 1.8%
   (Cost $4,598)
$   4,598   Agreement with Morgan Stanley, 4.750% dated
               12/29/2006, to be repurchased at $4,601,000 on
               01/03/2007 (collateralized by U.S. Treasury
               Bond, 3.625% due 04/15/2028, market value
               $4,738,000) ..................................           $  4,598
                                                                        --------
SHORT-TERM INVESTMENT - 5.8%
   (Cost $14,666)
   14,666   Mellon GSL DBT II
               Collateral Fund++ ............................             14,666
                                                                        --------
TOTAL INVESTMENTS (Cost $192,735*) ..........................   103.6%   263,893
OTHER ASSETS (LIABILITIES) (NET) ............................    (3.6)    (9,193)
                                                                -----   --------
NET ASSETS ..................................................   100.0%  $254,700
                                                                =====   ========

----------
*    Aggregate cost for federal tax purposes is $194,185.

** Some or all of these securities are on loan at December 31, 2006, and have an aggregate market value of $14,098,000, representing 5.5% of the total net assets of the Fund (collateral value $14,666,000). (See Note 7 to Financial Statements.)

+    Non-income producing security.

++   Represents investment purchased with cash collateral for securities loaned.

                                GLOSSARY OF TERMS

ADR -- American Depositary Receipt

                       See Notes to Financial Statements.

Portfolio of Investments

VT WEST COAST EQUITY FUND
December 31, 2006

                                                                          VALUE
  SHARES                                                                 (000S)
---------                                                               --------
COMMON STOCKS - 94.7%
   CONSUMER DISCRETIONARY - 11.0%
      AUTOMOBILES & COMPONENTS - 1.8%
   72,000   Monaco Coach Corporation** ..............................   $  1,019
   15,900   Toyota Motor Corporation, Sponsored ADR .................      2,136
                                                                        --------
                                                                           3,155
                                                                        --------
      CONSUMER DURABLES & APPAREL - 1.9%
   11,624   Columbia Sportswear Company** ...........................        647
    8,400   KB Home .................................................        431
   10,500   Mattel, Inc. ............................................        238
   19,025   NIKE Inc., Class B ......................................      1,884
                                                                        --------
                                                                           3,200
                                                                        --------
      CONSUMER SERVICES - 4.0%
   18,788   Ambassadors Group, Inc. .................................        570
   59,000   Hilton Hotels Corporation ...............................      2,059
  104,960   Red Lion Hotels Corporation+ ............................      1,337
   78,240   Starbucks Corporation+ ..................................      2,772
                                                                        --------
                                                                           6,738
                                                                        --------
      MEDIA - 2.2%
   21,000   Getty Images, Inc.+** ...................................        899
   19,450   McClatchy Company, Class A ..............................        842
   58,670   Walt Disney Company .....................................      2,011
                                                                        --------
                                                                           3,752
                                                                        --------
      RETAILING - 1.1%
   15,200   Blue Nile, Inc.+** ......................................        561
   14,270   Building Materials Holding Corporation ..................        352
   18,000   Nordstrom, Inc. .........................................        888
                                                                        --------
                                                                           1,801
                                                                        --------
            Total Consumer Discretionary ............................     18,646
                                                                        --------
   CONSUMER STAPLES - 6.6%
      FOOD & STAPLES RETAILING - 2.1%
   54,220   Costco Wholesale Corporation ............................      2,867
    1,150   Dairy Farm International Holdings Ltd., Unsponsored
               ADR ..................................................         20
   29,090   Kroger Company ..........................................        671
                                                                        --------
                                                                           3,558
                                                                        --------
      FOOD, BEVERAGE & TOBACCO - 1.2%
   12,200  Archer Daniels Midland Company ...........................        390
   26,800  PepsiCo, Inc. ............................................      1,676
                                                                        --------
                                                                           2,066
                                                                        --------
       HOUSEHOLD & PERSONAL PRODUCTS - 3.3%
    2,700   American Oriental Bioengineering, Inc.+** ...............         31
   14,200   Central Garden & Pet Company+** .........................        688
   25,870   Clorox Company ..........................................      1,660
   11,100   Colgate-Palmolive Company ...............................        724
   15,900   Estee Lauder Companies Inc., Class A ....................        649
   27,500   Procter & Gamble Company ................................      1,767
                                                                        --------
                                                                           5,519
                                                                        --------
            Total Consumer Staples ..................................     11,143
                                                                        --------

                                                                          VALUE
  SHARES                                                                 (000S)
---------                                                               --------
   ENERGY - 7.0%
   14,100   Apache Corporation ......................................   $    938
   40,800   Berry Petroleum Company, Class A ........................      1,265
    2,700   CARBO Ceramics Inc.** ...................................        101
   50,688   Chevron Corporation .....................................      3,727
   16,000   ExxonMobil Corporation ..................................      1,226
   77,200   Nabors Industries Ltd. (F)+ .............................      2,299
   47,600   Occidental Petroleum Corporation ........................      2,324
                                                                        --------
            Total Energy ............................................     11,880
                                                                        --------
   FINANCIALS - 16.7%
      BANKS - 10.2%
   13,300   Bank of America Corporation .............................        710
   11,000   Banner Corporation ......................................        488
   16,500   City National Corporation ...............................      1,175
   41,000   Countrywide Financial Corporation .......................      1,740
   44,900   East West Bancorp, Inc. .................................      1,590
    2,850   First Republic Bank .....................................        111
   27,100   Greater Bay Bancorp .....................................        714
    8,600   Pacific Capital Bancorp .................................        289
   61,100   U.S. Bancorp ............................................      2,211
   17,400   UCBH Holdings, Inc.** ...................................        306
   12,600   UnionBanCal Corporation .................................        772
    7,000   United PanAm Financial Corporation+ .....................         96
   80,997   Washington Federal, Inc.** ..............................      1,906
  146,146   Wells Fargo & Company ...................................      5,197
                                                                        --------
                                                                          17,305
                                                                        --------
      DIVERSIFIED FINANCIALS - 5.0%
  133,000   Charles Schwab Corporation ..............................      2,572
   41,800   Citigroup, Inc. .........................................      2,328
   30,100   Franklin Resources, Inc. ................................      3,316
    4,155   Piper Jaffray Companies, Inc.+ ..........................        271
                                                                        --------
                                                                           8,487
                                                                        --------
      INSURANCE - 1.5%
      150   eHealth, Inc.+** ........................................          3
    3,500   Safeco Corporation** ....................................        219
   49,700   StanCorp Financial Group, Inc. ..........................      2,239
                                                                        --------
                                                                           2,461
                                                                        --------
            Total Financials ........................................     28,253
                                                                        --------
   HEALTH CARE - 15.0%
      HEALTH CARE EQUIPMENT & SERVICES - 7.6%
    8,000   Affymetrix, Inc.+** .....................................        185
   25,000   AMN Healthcare Services, Inc.+ ..........................        689
   21,500   Applera Corporation-Applied Biosystems Group ............        789
    4,000   C.R. Bard, Inc. .........................................        332
   10,600   Caremark Rx, Inc. .......................................        605
   20,400   DaVita, Inc.+ ...........................................      1,160
    6,280   Health Net Inc.+** ......................................        306
   19,200   McKesson Corporation ....................................        973
   20,400   Mentor Corporation ......................................        997

                       See Notes to Financial Statements.

VT WEST COAST EQUITY FUND
December 31, 2006

                                                                          VALUE
  SHARES                                                                 (000S)
---------                                                               --------
COMMON STOCKS (CONTINUED)
   HEALTH CARE (CONTINUED)
      HEALTH CARE EQUIPMENT & SERVICES (CONTINUED)
   76,000   OraSure Technologies, Inc.+** ...........................   $    628
   22,800   ResMed Inc.+** ..........................................      1,122
   57,725   SonoSite, Inc.+** .......................................      1,785
    5,500   Stryker Corporation .....................................        303
   34,500   Varian Medical Systems, Inc.+ ...........................      1,641
   28,000   VCA Antech, Inc.+ .......................................        901
    5,000   Zimmer Holdings, Inc.+ ..................................        392
                                                                        --------
                                                                          12,808
                                                                        --------
      PHARMACEUTICALS & BIOTECHNOLOGY - 7.4%
   21,300   Abbott Laboratories .....................................      1,037
   26,312   Allergan, Inc. ..........................................      3,151
   31,607   Amgen Inc.+ .............................................      2,159
    8,200   Amylin Pharmaceuticals, Inc.+** .........................        296
   27,500   CV Therapeutics, Inc.+** ................................        384
   41,000   Dendreon Corporation+** .................................        171
   14,441   Eden Bioscience Corporation+ ............................          8
   19,400   Genentech, Inc.+ ........................................      1,574
    8,100   Gilead Sciences, Inc.+ ..................................        526
   26,000   Johnson & Johnson .......................................      1,716
   11,800   Martek Biosciences Corporation+** .......................        275
   23,000   Pfizer Inc. .............................................        596
   24,000   Watson Pharmaceuticals, Inc.+ ...........................        625
                                                                        --------
                                                                          12,518
                                                                        --------
            Total Health Care .......................................     25,326
                                                                        --------
   INDUSTRIALS - 15.2%
      CAPITAL GOODS - 10.9%
   40,611   Boeing Company ..........................................      3,608
   17,100   Cascade Corporation .....................................        905
    2,200   Ceradyne, Inc.+ .........................................        124
   29,500   Dionex Corporation+ .....................................      1,673
   25,803   Electro Scientific Industries, Inc.+ ....................        520
   33,500   General Electric Company ................................      1,246
   33,500   Greenbrier Companies, Inc. ..............................      1,005
   30,900   Jacobs Engineering Group Inc.+ ..........................      2,520
   18,100   Northrop Grumman Corporation ............................      1,225
   48,200   PACCAR Inc.** ...........................................      3,128
   17,100   Precision Castparts Corporation .........................      1,339
   39,000   Simpson Manufacturing Company, Inc.** ...................      1,234
                                                                        --------
                                                                          18,527
                                                                        --------
      COMMERCIAL SERVICES & SUPPLIES - 1.6%
    5,500   Avery Dennison Corporation ..............................        374
   24,000   Copart, Inc.+ ...........................................        720
   30,000   Robert Half International Inc. ..........................      1,113
   12,300   Waste Connections, Inc.+** ..............................        511
                                                                        --------
                                                                           2,718
                                                                        --------

                                                                          VALUE
  SHARES                                                                 (000S)
---------                                                               --------
      TRANSPORTATION - 2.7%
   37,760   Alaska Air Group, Inc.+ .................................   $  1,492
   63,100   Cathay Pacific Airways Ltd., Sponsored ADR ..............        778
   57,000   Expeditors International of Washington, Inc. ............      2,308
                                                                        --------
                                                                           4,578
                                                                        --------
            Total Industrials .......................................     25,823
                                                                        --------
   INFORMATION TECHNOLOGY - 18.9%
      COMMUNICATIONS EQUIPMENT - 2.4%
  120,900   Cisco Systems, Inc.+ ....................................      3,304
   10,300   Polycom, Inc.+** ........................................        319
   13,500   QUALCOMM, Inc. ..........................................        510
                                                                        --------
                                                                           4,133
                                                                        --------
      COMPUTERS & PERIPHERALS - 2.2%
    8,300   Apple Computer, Inc.+ ...................................        704
   46,900   Hewlett-Packard Company .................................      1,932
    5,700   InFocus Corporation+ ....................................         15
   18,000   Intermec Inc.+** ........................................        437
    5,400   Network Appliance, Inc.+ ................................        212
   21,000   QLogic Corporation+ .....................................        461
                                                                        --------
                                                                           3,761
                                                                        --------
      ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.1%
    3,800   Itron, Inc.+** ..........................................        197
   40,020   Tektronix, Inc. .........................................      1,167
   10,600   Trimble Navigation Ltd.+ ................................        538
                                                                        --------
                                                                           1,902
                                                                        --------
      INTERNET SOFTWARE & SERVICES - 2.5%
  284,340   Art Technology Group, Inc.+** ...........................        663
    3,550   Google Inc., Class A+ ...................................      1,635
   19,074   WebEx Communications, Inc.+ .............................        665
   47,000   Yahoo! Inc.+ ............................................      1,200
                                                                        --------
                                                                           4,163
                                                                        --------
      IT SERVICES - 0.0%
    2,100   VeriFone Holdings, Inc.+ ................................         74
                                                                        --------
      SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.6%
    2,500   Agere Systems Inc.+ .....................................         48
   30,725   Applied Materials, Inc.** ...............................        567
    6,700   Exar Corporation+ .......................................         87
   31,460   FEI Company+** ..........................................        830
   76,230   Intel Corporation .......................................      1,544
    6,700   International Rectifier Corporation+ ....................        258
   11,100   KLA-Tencor Corporation ..................................        552
   73,780   Lattice Semiconductor Corporation+ ......................        478
    1,700   Linear Technology Corporation ...........................         51
   36,700   LSI Logic Corporation+** ................................        330
    4,800   Maxim Integrated Products, Inc. .........................        147
   10,400   Novellus Systems, Inc.+** ...............................        358
    7,300   NVIDIA Corporation+ .....................................        270

                       See Notes to Financial Statements.

VT WEST COAST EQUITY FUND
December 31, 2006

                                                                          VALUE
  SHARES                                                                 (000S)
---------                                                               --------
COMMON STOCKS (CONTINUED)
   INFORMATION TECHNOLOGY (CONTINUED)
      SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (CONTINUED)
   77,300   Pixelworks, Inc.+ .......................................   $    177
   12,800   SiRF Technology Holdings, Inc.+** .......................        327
                                                                        --------
                                                                           6,024
                                                                        --------
      SOFTWARE - 7.1%
   70,600   Actuate Corporation+ ....................................        420
   63,940   Adobe Systems, Inc.+ ....................................      2,629
    4,200   Autodesk, Inc.+ .........................................        170
   13,100   Electronic Arts, Inc.+ ..................................        660
   23,000   Fair Isaac Corporation** ................................        935
    1,500   Hyperion Solutions Corporation+ .........................         54
    5,400   Mentor Graphics Corporation+ ............................         97
  172,330   Microsoft Corporation ...................................      5,146
   46,000   Quest Software, Inc.+** .................................        674
   22,890   RadiSys Corporation+ ....................................        382
   19,000   Sybase, Inc.+ ...........................................        469
   16,800   Symantec Corporation+** .................................        350
    2,600   Websense, Inc.+ .........................................         59
                                                                        --------
                                                                          12,045
                                                                        --------
            Total Information Technology ............................     32,102
                                                                        --------
   MATERIALS - 3.0%
    5,500   Cemex SA de CV, Sponsored ADR+ ..........................        187
    3,000   Reliance Steel & Aluminum Company .......................        118
   43,130   Schnitzer Steel Industries, Inc., Class A ...............      1,712
   15,700   Symyx Technologies, Inc.+ ...............................        339
   37,635   Weyerhaeuser Company ....................................      2,659
                                                                        --------
            Total Materials .........................................      5,015
                                                                        --------
      TELECOMMUNICATION SERVICES - 0.7%
   66,100   Sprint Nextel Corporation ...............................      1,249
                                                                        --------
   UTILITIES - 0.6%
   19,000   Sempra Energy ...........................................      1,065
                                                                        --------
            Total Common Stocks
               (Cost $113,996) ......................................    160,502
                                                                        --------
REAL ESTATE INVESTMENT TRUSTS (REITS) - 3.4%
   28,400   AMB Property Corporation ................................      1,664
   11,200   Essex Property Trust, Inc. ..............................      1,448
   35,000   Health Care Property Investors, Inc. ....................      1,289
    6,500   Nationwide Health Properties, Inc.** ....................        196
   29,700   Plum Creek Timber Company, Inc. .........................      1,184
                                                                        --------
            Total REITs
               (Cost $3,913) ........................................      5,781
                                                                        --------

PRINCIPAL
  AMOUNT                                                                  VALUE
  (000S)                                                                 (000S)
---------                                                               --------
REPURCHASE AGREEMENT - 1.4%
   (Cost $2,325)
$   2,325   Agreement with Morgan Stanley, 4.750% dated
               12/29/2006, to be repurchased at $2,327,000 on
               01/03/2007 (collateralized by U.S. Treasury
               Bond, 3.625% due 04/15/2028, market value
               $2,396,000) ..................................           $  2,325
                                                                        --------
SHORT-TERM INVESTMENT - 11.4%
   (Cost $19,400)
   19,400   Mellon GSL DBT II
               Collateral Fund++ ............................             19,400
                                                                        --------
TOTAL INVESTMENTS (Cost $139,634*) ..........................   110.9%   188,008
OTHER ASSETS (LIABILITIES) (NET) ............................   (10.9)   (18,462)
                                                                -----   --------
NET ASSETS ..................................................   100.0%  $169,546
                                                                =====   ========

----------
*    Aggregate cost for federal tax purposes is $140,005.

** Some or all of these securities are on loan at December 31, 2006, and have an aggregate market value of $18,331,000, representing 10.8% of the total net assets of the Fund (collateral value $19,400,000). (See Note 7 to Financial Statements.)

+    Non-income producing security.

++   Represents investment purchased with cash collateral for securities loaned.

                                GLOSSARY OF TERMS

ADR -- American Depositary Receipt
(F) -- Foreign Shares

                       See Notes to Financial Statements.

Portfolio of Investments

VT MID CAP STOCK FUND
December 31, 2006

                                                                          VALUE
  SHARES                                                                 (000S)
---------                                                               --------
COMMON STOCKS - 93.8%
   CONSUMER DISCRETIONARY - 13.7%
      AUTOMOBILES & COMPONENTS - 2.0%
   29,200   Magna International Inc., Class A(F) ....................   $  2,352
                                                                        --------
      CONSUMER DURABLES & APPAREL - 1.3%
   64,800   Mattel, Inc. ............................................      1,468
                                                                        --------
      CONSUMER SERVICES - 2.1%
   31,600   Papa John's International, Inc.+ ........................        917
   25,000   Yum! Brands, Inc. .......................................      1,470
                                                                        --------
                                                                           2,387
                                                                        --------
      RETAILING - 8.3%
   74,000   Aaron Rents, Inc. .......................................      2,130
   56,000   Nordstrom, Inc. .........................................      2,763
   54,200   Tiffany & Company .......................................      2,127
   49,500   Weight Watchers International, Inc. .....................      2,600
                                                                        --------
                                                                           9,620
                                                                        --------
            Total Consumer Discretionary ............................     15,827
                                                                        --------
   CONSUMER STAPLES - 1.3%
      FOOD, BEVERAGE & TOBACCO - 0.9%
   13,600   Dean Foods Company+ .....................................        575
    8,700   J.M. Smucker Company ....................................        422
                                                                        --------
                                                                             997
                                                                        --------
      HOUSEHOLD & PERSONAL PRODUCTS - 0.4%
   12,700   Estee Lauder Companies Inc., Class A ....................        518
                                                                        --------
            Total Consumer Staples ..................................      1,515
                                                                        --------
   ENERGY - 8.8%
   56,700   Cimarex Energy Company** ................................      2,069
   78,300   Nabors Industries Ltd. (F)+ .............................      2,332
   51,500   Noble Energy, Inc. ......................................      2,527
   11,500   Tesoro Corporation ......................................        756
   50,800   Tidewater Inc.** ........................................      2,457
                                                                        --------
            Total Energy ............................................     10,141
                                                                        --------
   FINANCIALS - 16.7%
      BANKS - 4.0%
   84,400   TCF Financial Corporation ...............................      2,314
   97,750   Washington Federal, Inc. ................................      2,300
                                                                        --------
                                                                           4,614
                                                                        --------
      DIVERSIFIED FINANCIALS - 4.2%
   38,800   A.G. Edwards, Inc. ......................................      2,456
   23,500   Ambac Financial Group, Inc. .............................      2,093
    4,108   Capital One Financial Corporation .......................        316
                                                                        --------
                                                                           4,865
                                                                        --------

                                                                          VALUE
  SHARES                                                                 (000S)
---------                                                               --------
      INSURANCE - 8.5%
  112,526   Fidelity National Financial, Inc., Class A ..............   $  2,687
   97,500   HCC Insurance Holdings, Inc. ............................      3,129
   48,600   Max Re Capital Ltd. (F) .................................      1,206
   27,200   MGIC Investment Corporation** ...........................      1,701
   24,891   PMI Group, Inc. .........................................      1,174
                                                                        --------
                                                                           9,897
                                                                        --------
            Total Financials ........................................     19,376
                                                                        --------
   HEALTH CARE - 10.9%
      HEALTH CARE EQUIPMENT & SERVICES - 9.4%
   16,200   AmerisourceBergen Corporation ...........................        728
   36,400   Covance, Inc.+ ..........................................      2,144
   45,000   Edwards Lifesciences Corporation+ .......................      2,117
   18,600   Express Scripts, Inc.+ ..................................      1,332
   76,202   IMS Health Inc. .........................................      2,094
   44,300   Universal Health Services, Inc., Class B ................      2,456
                                                                        --------
                                                                          10,871
                                                                        --------
      PHARMACEUTICALS & BIOTECHNOLOGY - 1.5%
   87,625   Mylan Laboratories Inc. .................................      1,749
                                                                        --------
            Total Health Care .......................................     12,620
                                                                        --------
   INDUSTRIALS - 17.2%
      CAPITAL GOODS - 6.3%
   73,300   Federal Signal Corporation ..............................      1,176
   35,400   Lincoln Electric Holdings, Inc. .........................      2,139
   33,850   PACCAR Inc.** ...........................................      2,197
   27,300   Teleflex Inc. ...........................................      1,762
                                                                        --------
                                                                           7,274
                                                                        --------
      COMMERCIAL SERVICES & SUPPLIES - 4.5%
   78,300   Allied Waste Industries, Inc.+** ........................        962
   48,900   HNI Corporation .........................................      2,172
   50,500   Republic Services, Inc. .................................      2,054
                                                                        --------
                                                                           5,188
                                                                        --------
      TRANSPORTATION - 6.4%
   36,800   Alaska Air Group, Inc.+ .................................      1,453
  100,900   AMR Corporation+** ......................................      3,050
   70,200   Continental Airlines, Inc., Class B+** ..................      2,896
                                                                        --------
                                                                           7,399
                                                                        --------
            Total Industrials .......................................     19,861
                                                                        --------
   INFORMATION TECHNOLOGY - 14.4%
      COMPUTERS & PERIPHERALS - 3.9%
   72,000   Electronics for Imaging, Inc.+ ..........................      1,914
   65,300   Network Appliance, Inc.+ ................................      2,565
                                                                        --------
                                                                           4,479
                                                                        --------
      ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.4%
   40,700   Arrow Electronics, Inc.+ ................................      1,284
   31,900   Diebold, Inc. ...........................................      1,487
                                                                        --------
                                                                           2,771
                                                                        --------

                       See Notes to Financial Statements.

VT MID CAP STOCK FUND
December 31, 2006

                                                                          VALUE
  SHARES                                                                 (000S)
---------                                                               --------
COMMON STOCKS (CONTINUED)
   INFORMATION TECHNOLOGY (CONTINUED)
      IT SERVICES - 3.7%
   63,100   Acxiom Corporation ......................................   $  1,619
   18,900   Convergys Corporation+ ..................................        449
   55,353   Fidelity National Information Services, Inc. ............      2,219
                                                                        --------
                                                                           4,287
                                                                        --------
      SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.5%
   86,650   Microchip Technology, Inc.**                                   2,833
                                                                        --------
      SOFTWARE - 1.9%
   53,500   BMC Software Inc.+ ......................................      1,723
   19,600   Synopsys, Inc.+ .........................................        524
                                                                        --------
                                                                           2,247
                                                                        --------
            Total Information Technology ............................     16,617
                                                                        --------
   MATERIALS - 5.6%
   26,900   Cabot Corporation** .....................................      1,172
   52,900   Lubrizol Corporation ....................................      2,652
   94,900   Valspar Corporation .....................................      2,623
                                                                        --------
            Total Materials .........................................      6,447
                                                                        --------
   TELECOMMUNICATION SERVICES - 0.5%
    8,600   United States Cellular Corporation+ .....................        598
                                                                        --------
   UTILITIES - 4.7%
  105,800   NiSource Inc. ...........................................      2,550
   57,700   Pinnacle West Capital Corporation .......................      2,925
                                                                        --------
            Total Utilities .........................................      5,475
                                                                        --------
            Total Common Stocks
               (Cost $70,075) .......................................    108,477
                                                                        --------
REAL ESTATE INVESTMENT TRUST (REIT) - 2.3%
   (Cost $1,561)
   51,000   General Growth Properties, Inc. .........................      2,664
                                                                        --------

PRINCIPAL
  AMOUNT                                                                  VALUE
  (000S)                                                                 (000S)
---------                                                               --------
REPURCHASE AGREEMENT - 4.2%
   (Cost $4,823)
$   4,823   Agreement with Morgan Stanley, 4.750% dated
               12/29/2006, to be repurchased at $4,826,000 on
               01/03/2007 (collateralized by U.S. Treasury
               Bond, 3.625% due 04/15/2028, market value
               $4,970,000) ..................................           $  4,823
                                                                        --------
SHORT-TERM INVESTMENT - 13.3%
   (Cost $15,369)
   15,369   Mellon GSL DBT II
               Collateral Fund++ ............................             15,369
                                                                        --------
TOTAL INVESTMENTS (Cost $91,828*)                               113.6%   131,333
OTHER ASSETS (LIABILITIES) (NET) ............................   (13.6)   (15,721)
                                                                -----   --------
NET ASSETS ..................................................   100.0%  $115,612
                                                                =====   ========

----------
*    Aggregate cost for federal tax purposes is $92,153.

** Some or all of these securities are on loan at December 31, 2006, and have an aggregate market value of $14,739,000, representing 12.7% of the total net assets of the Fund (collateral value $15,369,000). (See Note 7 to Financial Statements).

+    Non-income producing security.

++   Represents investment purchased with cash collateral for securities loaned.

                                GLOSSARY OF TERMS

(F) -- Foreign Shares

                       See Notes to Financial Statements.

Portfolio of Investments

VT GROWTH FUND
December 31, 2006

                                                                          VALUE
  SHARES                                                                 (000S)
---------                                                               --------
COMMON STOCKS - 97.7%
   CONSUMER DISCRETIONARY - 16.7%
      CONSUMER DURABLES & APPAREL - 2.1%
  116,973   Newell Rubbermaid, Inc. .................................   $  3,387
   36,985   Polo Ralph Lauren Corporation ...........................      2,872
                                                                        --------
                                                                           6,259
                                                                        --------
      CONSUMER SERVICES - 7.1%
  110,695   International Game Technology ...........................      5,114
   43,225   Las Vegas Sands Corporation+ ............................      3,868
   45,506   Marriott International, Inc., Class A ...................      2,171
  130,062   McDonald's Corporation ..................................      5,766
   40,614   MGM Mirage+ .............................................      2,329
   63,351   Starbucks Corporation+ ..................................      2,244
                                                                        --------
                                                                          21,492
                                                                        --------
      MEDIA - 2.2%
   50,090   Comcast Corporation, Special Class A+ ...................      2,098
   68,599   Lamar Advertising Company, Class A+ .....................      4,485
                                                                        --------
                                                                           6,583
                                                                        --------
      RETAILING - 5.3%
  102,331   Kohl's Corporation+ .....................................      7,003
  141,153   Limited Brands, Inc. ....................................      4,085
   31,671   Nordstrom, Inc. .........................................      1,563
  201,594   Saks, Inc. ..............................................      3,592
                                                                        --------
                                                                          16,243
                                                                        --------
            Total Consumer Discretionary ............................     50,577
                                                                        --------
   CONSUMER STAPLES - 11.5%
      FOOD & STAPLES RETAILING - 4.1%
  255,629   CVS Corporation .........................................      7,902
   78,261   Sysco Corporation .......................................      2,877
   32,480   Whole Foods Market, Inc. ................................      1,524
                                                                        --------
                                                                          12,303
                                                                        --------
      FOOD, BEVERAGE & TOBACCO - 4.8%
  130,606   Coca-Cola Company .......................................      6,302
   95,040   PepsiCo, Inc. ...........................................      5,945
   44,639   Wm. Wrigley Jr. Company .................................      2,308
                                                                        --------
                                                                          14,555
                                                                        --------
      HOUSEHOLD & PERSONAL PRODUCTS - 2.6%
  123,562   Procter & Gamble Company ................................      7,941
                                                                        --------
            Total Consumer Staples ..................................     34,799
                                                                        --------
   ENERGY - 3.9%
   27,767   Apache Corporation ......................................      1,847
   55,950   Devon Energy Corporation ................................      3,753
   37,763   EOG Resources, Inc. .....................................      2,358
   71,230   Halliburton Company .....................................      2,212
   26,350   Schlumberger Ltd. .......................................      1,664
                                                                        --------
            Total Energy ............................................     11,834
                                                                        --------

                                                                          VALUE
  SHARES                                                                 (000S)
---------                                                               --------
   FINANCIALS - 14.5%
      BANKS - 4.4%
   63,807   Bank of America Corporation .............................   $  3,407
   63,176   PNC Financial Services Group, Inc. ......................      4,678
   75,986   State Street Corporation ................................      5,124
                                                                        --------
                                                                          13,209
                                                                        --------
      DIVERSIFIED FINANCIALS - 9.2%
    3,240   Chicago Mercantile Exchange Holdings, Inc. ..............      1,652
   36,324   Fannie Mae ..............................................      2,157
   48,894   Goldman Sachs Group, Inc. ...............................      9,747
   37,510   Merrill Lynch & Company, Inc. ...........................      3,492
  113,127   Morgan Stanley ..........................................      9,212
   28,260   UBS AG ..................................................      1,705
                                                                        --------
                                                                          27,965
                                                                        --------
      INSURANCE - 0.9%
   39,996   American International Group, Inc. ......................      2,866
                                                                        --------
            Total Financials ........................................     44,040
                                                                        --------
   HEALTH CARE - 14.5%
      HEALTH CARE EQUIPMENT & SERVICES - 7.2%
   82,782   Baxter International Inc. ...............................      3,840
   43,215   C.R. Bard, Inc. .........................................      3,586
   77,262   Caremark Rx, Inc. .......................................      4,413
   40,977   Coventry Health Care, Inc.+ .............................      2,051
   53,783   DaVita, Inc.+ ...........................................      3,059
   30,411   Intuitive Surgical, Inc.+ ...............................      2,916
   36,664   Medtronic, Inc. .........................................      1,962
                                                                        --------
                                                                          21,827
                                                                        --------
      PHARMACEUTICALS & BIOTECHNOLOGY - 7.3%
   38,830   Biogen Idec, Inc.+ ......................................      1,910
  107,124   Celgene Corporation+ ....................................      6,163
   77,766   Genentech, Inc.+ ........................................      6,309
  118,841   Gilead Sciences, Inc.+ ..................................      7,716
                                                                        --------
                                                                          22,098
                                                                        --------
            Total Health Care .......................................     43,925
                                                                        --------
   INDUSTRIALS - 5.4%
      CAPITAL GOODS - 3.3%
   22,134   Danaher Corporation .....................................      1,603
   81,012   Emerson Electric Company ................................      3,572
   52,500   Textron Inc. ............................................      4,923
                                                                        --------
                                                                          10,098
                                                                        --------
      TRANSPORTATION - 2.1%
  145,283   UAL Corporation+ ........................................      6,393
                                                                        --------
            Total Industrials .......................................     16,491
                                                                        --------

                       See Notes to Financial Statements.

VT GROWTH FUND
December 31, 2006

                                                                          VALUE
  SHARES                                                                 (000S)
---------                                                               --------
COMMON STOCKS (CONTINUED)
   INFORMATION TECHNOLOGY - 27.7%
      COMMUNICATIONS EQUIPMENT - 7.0%
  302,961   Cisco Systems, Inc.+ ....................................   $  8,280
  148,373   Nokia Oyj, Sponsored ADR ................................      3,015
  158,554   QUALCOMM, Inc. ..........................................      5,992
   30,555   Research In Motion Ltd.+ ................................      3,904
                                                                        --------
                                                                          21,191
                                                                        --------
      COMPUTERS & PERIPHERALS - 8.4%
  108,509   Apple Computer, Inc.+ ...................................      9,206
  141,591   EMC Corporation+ ........................................      1,869
  188,643   Hewlett-Packard Company .................................      7,770
   40,985   International Business Machines Corporation .............      3,982
   64,797   Network Appliance, Inc.+ ................................      2,545
                                                                        --------
                                                                          25,372
                                                                        --------
      INTERNET SOFTWARE & SERVICES - 3.7%
   24,376   Google Inc., Class A+ ...................................     11,225
                                                                        --------
      IT SERVICES - 2.4%
  115,292   Alliance Data Systems Corporation+ ......................      7,202
                                                                        --------
      SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.7%
  141,495   Broadcom Corporation, Class A+ ..........................      4,572
  120,945   Intel Corporation .......................................      2,449
  116,334   NVIDIA Corporation+ .....................................      4,305
                                                                        --------
                                                                          11,326
                                                                        --------
      SOFTWARE - 2.5%
  139,953   Microsoft Corporation ...................................      4,179
  194,455   Oracle Corporation+ .....................................      3,333
                                                                        --------
                                                                           7,512
                                                                        --------
            Total Information Technology ............................     83,828
                                                                        --------
   MATERIALS - 3.5%
   46,927   Allegheny Technologies, Inc. ............................      4,255
   74,132   E.I. du Pont de Nemours & Company .......................      3,611
   18,327   Potash Corporation of Saskatchewan Inc. .................      2,630
                                                                        --------
            Total Materials .........................................     10,496
                                                                        --------
            Total Common Stocks
               (Cost $274,579) ......................................    295,990
                                                                        --------

PRINCIPAL
  AMOUNT                                                                  VALUE
  (000S)                                                                 (000S)
---------                                                               --------
REPURCHASE AGREEMENT - 2.5%
   (Cost $7,444)
$   7,444   Agreement with Morgan Stanley, 4.750% dated
               12/29/2006, to be repurchased at $7,449,000 on
               01/03/2007 (collateralized by U.S. Treasury
               Bond, 3.625% due 04/15/2028, market value
               $7,671,000) ..................................           $  7,444
                                                                        --------
TOTAL INVESTMENTS (Cost $282,023*) ..........................   100.2%   303,434
OTHER ASSETS (LIABILITIES) (NET) ............................    (0.2)      (644)
                                                                -----   --------
NET ASSETS ..................................................   100.0%  $302,790
                                                                =====   ========

----------
*    Aggregate cost for federal tax purposes is $283,365.

+    Non-income producing security.

                                GLOSSARY OF TERMS

ADR -- American Depositary Receipt

(F) -- Foreign Shares

                       See Notes to Financial Statements.

Portfolio of Investments

VT SMALL CAP VALUE FUND
December 31, 2006

                                                                          VALUE
  SHARES                                                                 (000S)
---------                                                               --------
COMMON STOCKS - 80.0%
   CONSUMER DISCRETIONARY - 11.0%
      AUTOMOBILES & COMPONENTS - 1.9%
   16,859   Accuride Corporation+ ...................................   $    190
    9,173   Aftermarket Technology Corporation+ .....................        195
    7,271   Tenneco, Inc.+ ..........................................        180
    5,148   TRW Automotive Holdings Corporation+ ....................        133
                                                                        --------
                                                                             698
                                                                        --------
      CONSUMER DURABLES & APPAREL - 3.4%
    2,808   Brown Shoe Company, Inc. ................................        134
    4,867   Carter's, Inc.+ .........................................        124
    8,144   Furniture Brands International Inc. .....................        132
    8,635   K2 Inc.+ ................................................        114
    3,557   Kellwood Company ........................................        116
   40,700   Lenox Group, Inc.+ ......................................        260
    4,587   Movado Group Inc. .......................................        133
    4,867   Oakley Inc. .............................................         98
    2,434   Phillips-Van Heusen Corporation .........................        122
                                                                        --------
                                                                           1,233
                                                                        --------
      CONSUMER SERVICES - 1.2%
    2,600   Jack in the Box Inc.+ ...................................        159
   14,109   Multimedia Games Inc.+ ..................................        136
    6,552   O'Charleys Inc.+ ........................................        139
                                                                        --------
                                                                             434
                                                                        --------
      MEDIA - 0.7%
    9,080   Cox Radio Inc.+ .........................................        148
   23,027   Harris Interactive Inc.+ ................................        116
                                                                        --------
                                                                             264
                                                                        --------
      RETAILING - 3.8%
    3,557   AnnTaylor Stores Corporation+ ...........................        117
   20,405   Blockbuster Inc., Class A ...............................        108
    6,982   Building Materials Holding Corporation ..................        172
    7,208   Cato Corporation ........................................        165
    4,119   Charlotte Russe Holding, Inc.+ ..........................        127
    2,307   Children's Place Retail Stores, Inc.+ ...................        147
    3,487   Group 1 Automotive Inc. .................................        180
    4,830   RC2 Corporation+ ........................................        212
    5,148   Rent-A-Center Inc.+ .....................................        152
                                                                        --------
                                                                           1,380
                                                                        --------
            Total Consumer Discretionary ............................      4,009
                                                                        --------
   CONSUMER STAPLES - 3.7%
      FOOD & STAPLES RETAILING - 0.9%
    2,308   Longs Drug Stores Corporation ...........................         98
    4,867   The Pantry, Inc.+ .......................................        228
                                                                        --------
                                                                             326
                                                                        --------
      FOOD, BEVERAGE & TOBACCO - 1.4%
    9,922   Flowers Foods Inc. ......................................        268
    2,340   Ralcorp Holdings, Inc.+ .................................        119
    4,100   TreeHouse Foods, Inc.+ ..................................        128
                                                                        --------
                                                                             515
                                                                        --------

                                                                          VALUE
  SHARES                                                                 (000S)
---------                                                               --------
      HOUSEHOLD & PERSONAL PRODUCTS - 1.4%
    3,141   Central Garden & Pet Company+ ...........................   $    152
   10,296   Elizabeth Arden Inc.+ ...................................        196
    3,880   NBTY Inc.+ ..............................................        161
                                                                        --------
                                                                             509
                                                                        --------
            Total Consumer Staples ..................................      1,350
                                                                        --------
   ENERGY - 4.6%
    4,774   Basic Energy Services, Inc.+ ............................        118
   16,500   Cimarex Energy Company ..................................        602
    6,525   Comstock Resources, Inc.+ ...............................        203
   10,539   Encore Acquisition Company+ .............................        258
    7,208   RPC, Inc. ...............................................        122
    5,950   St. Mary Land & Exploration Company .....................        219
    3,557   Swift Energy Company+ ...................................        159
                                                                        --------
            Total Energy ............................................      1,681
                                                                        --------
   FINANCIALS - 22.7%
      BANKS - 13.0%
    9,173   BankUnited Financial Corporation, Class A ...............        256
    5,223   Capital Corporation of the West .........................        168
    6,459   Corus Bankshares Inc. ...................................        149
   12,000   Dime Community Bancshares ...............................        168
    5,897   East West Bancorp, Inc. .................................        209
   25,200   F.N.B. Corporation ......................................        460
    4,399   First Community Bancorp Inc. ............................        230
   12,934   First Niagara Financial Group Inc. ......................        192
    2,808   FirstFed Financial Corporation+ .........................        188
   20,236   FirstMerit Corporation ..................................        489
    6,108   Fremont General Corporation .............................         99
   15,258   Sterling Bancshares Inc. ................................        199
    4,680   SVB Financial Group+ ....................................        218
   36,990   TrustCo Bank Corporation NY .............................        411
   16,329   U.S.B. Holding Company, Inc. ............................        394
    3,744   United Community Banks, Inc. ............................        121
   14,719   Washington Federal, Inc. ................................        346
    6,927   Whitney Holding Corporation .............................        226
    5,055   Wilmington Trust Corporation ............................        213
                                                                        --------
                                                                           4,736
                                                                        --------
      DIVERSIFIED FINANCIALS - 2.5%
    4,667   Asta Funding Inc. .......................................        142
    4,399   Calamos Asset Management Inc. ...........................        118
    3,412   CompuCredit Corporation+ ................................        136
    5,484   Investment Technology Group Inc.+ .......................        235
   15,632   Knight Capital Group, Inc., Class A+ ....................        300
                                                                        --------
                                                                             931
                                                                        --------
      INSURANCE - 7.2%
    6,927   Horace Mann Educators Corporation .......................        140
    1,821   LandAmerica Financial Group, Inc. .......................        115
    4,025   National Financial Partners Corporation .................        177
    7,762   Navigators Group, Inc.+ .................................        374
    8,144   Phoenix Companies, Inc. .................................        129
    6,552   ProAssurance Corporation+ ...............................        327

                       See Notes to Financial Statements.

VT SMALL CAP VALUE FUND
December 31, 2006

                                                                          VALUE
  SHARES                                                                 (000S)
---------                                                               --------
COMMON STOCKS (CONTINUED)
   FINANCIALS (CONTINUED)
      INSURANCE (CONTINUED)
    4,860   Safety Insurance Group, Inc. ............................   $    247
    7,976   State Auto Financial Corporation ........................        277
    4,754   Stewart Information Services Corporation ................        206
   10,104   United Fire & Casualty Company ..........................        356
    5,710   Zenith National Insurance Corporation ...................        268
                                                                        --------
                                                                           2,616
                                                                        --------
            Total Financials ........................................      8,283
                                                                        --------
   HEALTH CARE - 4.7%
      HEALTH CARE EQUIPMENT & SERVICES - 3.1%
    3,357   AMERIGROUP Corporation+ .................................        121
    6,355   Greatbatch Inc.+ ........................................        171
    3,370   Haemonetics Corporation+ ................................        152
    8,528   Kindred Healthcare, Inc.+ ...............................        215
    5,137   LifePoint Hospitals, Inc.+ ..............................        173
    2,808   Magellan Health Services Inc.+ ..........................        121
    5,242   Sierra Health Services, Inc.+ ...........................        189
                                                                        --------
                                                                           1,142
                                                                        --------
      PHARMACEUTICALS & BIOTECHNOLOGY - 1.6%
    6,876   Alpharma Inc., Class A ..................................        166
    6,981   Par Pharmaceutical Companies, Inc.+ .....................        156
    5,391   PAREXEL International Corporation+ ......................        156
    5,097   Perrigo Company .........................................         88
                                                                        --------
                                                                             566
                                                                        --------
            Total Health Care .......................................      1,708
                                                                        --------
   INDUSTRIALS - 14.0%
      CAPITAL GOODS - 8.0%
    3,370   AO Smith Corporation ....................................        127
    2,495   Belden CDT Inc. .........................................         97
    6,178   Briggs & Stratton Corporation ...........................        166
   13,947   Comfort Systems USA Inc. ................................        176
    3,655   DRS Technologies, Inc. ..................................        193
    9,641   EnPro Industries Inc.+ ..................................        320
    9,641   Federal Signal Corporation ..............................        155
    5,215   Gardner Denver, Inc.+ ...................................        195
    2,995   General Cable Corporation+ ..............................        131
    2,340   Granite Construction Inc. ...............................        118
    4,961   Greenbrier Companies, Inc. ..............................        149
    7,791   Griffon Corporation+ ....................................        199
    6,216   Ladish Company, Inc.+ ...................................        230
   10,203   Orbital Sciences Corporation+ ...........................        188
    4,025   Shaw Group Inc.+ ........................................        135
    3,931   URS Corporation+ ........................................        168
    2,621   Washington Group International Inc.+ ....................        157
                                                                        --------
                                                                           2,904
                                                                        --------
      COMMERCIAL SERVICES & SUPPLIES - 3.1%
    6,552   ABM Industries Inc. .....................................        149
    4,025   American Reprographics Company+ .........................        134

                                                                          VALUE
  SHARES                                                                 (000S)
---------                                                               --------
   16,568   CBIZ, Inc.+ .............................................   $    116
    5,055   FTI Consulting, Inc.+ ...................................        141
    3,370   Heidrick & Struggles International Inc.+ ................        143
      600   John H. Harland Company .................................         30
    8,363   McGrath RentCorp ........................................        256
    3,557   United Stationers Inc.+ .................................        166
                                                                        --------
                                                                           1,135
                                                                        --------
      TRANSPORTATION - 2.9%
    5,188   Alaska Air Group, Inc.+ .................................        205
    7,419   AMR Corporation+ ........................................        224
    3,557   Atlas Air Worldwide Holdings, Inc.+ .....................        158
    6,317   OMI Corporation .........................................        134
    5,562   Pacer International Inc. ................................        165
    7,276   Skywest Inc. ............................................        186
                                                                        --------
                                                                           1,072
                                                                        --------
            Total Industrials .......................................      5,111
                                                                        --------
   INFORMATION TECHNOLOGY - 9.2%
      COMMUNICATIONS EQUIPMENT - 1.0%
   10,765   Andrew Corporation+ .....................................        110
    7,114   Avocent Corporation+ ....................................        241
                                                                        --------
                                                                             351
                                                                        --------
      COMPUTERS & PERIPHERALS - 1.7%
   16,194   Brocade Communications Systems, Inc.+ ...................        133
    6,317   Electronics for Imaging, Inc.+ ..........................        168
    8,144   Emulex Corporation+ .....................................        159
    6,833   Hutchinson Technology, Inc.+ ............................        161
                                                                        --------
                                                                             621
                                                                        --------
      ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.2%
   18,159   Aeroflex Inc.+ ..........................................        213
    5,429   Coherent Inc.+ ..........................................        171
    6,272   Insight Enterprises Inc.+ ...............................        118
    2,340   Itron, Inc.+ ............................................        121
    2,808   Rofin-Sinar Technologies, Inc.+ .........................        170
                                                                        --------
                                                                             793
                                                                        --------
      INTERNET SOFTWARE & SERVICES - 1.0%
   24,244   Earthlink Inc.+ .........................................        172
   11,607   SonicWALL Inc.+ .........................................         98
   14,790   webMethods Inc.+ ........................................        109
                                                                        --------
                                                                             379
                                                                        --------
      IT SERVICES - 0.5%
   13,479   MPS Group, Inc.+ ........................................        191
                                                                        --------
      SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 1.2%
   31,135   Axcelis Technologies, Inc.+ .............................        182
    4,212   Cabot Microelectronics Corporation+ .....................        143
    7,582   OmniVision Technologies, Inc.+ ..........................        103
                                                                        --------
                                                                             428
                                                                        --------

                       See Notes to Financial Statements.

VT SMALL CAP VALUE FUND
December 31, 2006

                                                                          VALUE
  SHARES                                                                 (000S)
---------                                                               --------
COMMON STOCKS (CONTINUED)
   INFORMATION TECHNOLOGY (CONTINUED)
      SOFTWARE - 1.6%
    4,680   Kronos Inc.+ ............................................   $    172
   14,141   RealNetworks, Inc.+ .....................................        155
   14,696   Secure Computing Corporation+ ...........................         96
   18,440   TIBCO Software Inc.+ ....................................        174
                                                                        --------
                                                                             597
                                                                        --------
            Total Information Technology ............................      3,360
                                                                        --------
   MATERIALS - 5.9%
    9,375   CF Industries Holdings, Inc. ............................        240
    2,340   Chaparral Steel Company .................................        104
    3,557   Greif Inc. ..............................................        421
   12,356   H.B. Fuller Company .....................................        319
    6,607   Headwaters, Inc.+ .......................................        158
    6,208   Metal Management, Inc. ..................................        235
    3,557   Quanex Corporation ......................................        123
    6,431   Randgold Resources Ltd., ADR+ ...........................        151
    3,744   Reliance Steel & Aluminum Company .......................        147
    5,342   Silgan Holdings, Inc. ...................................        235
                                                                        --------
            Total Materials .........................................      2,133
                                                                        --------
   TELECOMMUNICATION SERVICES - 3.1%
   27,800   Asia Satellite Telecommunications Holdings
               Ltd., Sponsored ADR ..................................        509
    7,582   Consolidated Communications Holdings, Inc. ..............        159
    7,515   Iowa Telecommunications Services Inc. ...................        148
   16,765   Premiere Global Services, Inc.+ .........................        158
    7,189   USA Mobility, Inc.+ .....................................        161
                                                                        --------
            Total Telecommunication Services ........................      1,135
                                                                        --------
   UTILITIES - 1.1%
    5,148   Great Plains Energy Inc. ................................        164
    7,892   PNM Resources Inc. ......................................        245
                                                                        --------
            Total Utilities .........................................        409
                                                                        --------
            Total Common Stocks
               (Cost $26,878) .......................................     29,179
                                                                        --------
CANADIAN INCOME TRUSTS - 2.8%
   CONSUMER STAPLES - 0.7%
      FOOD, BEVERAGE & TOBACCO - 0.7%
   22,051   Arctic Glacier Income Fund (F) ..........................        237
                                                                        --------
   ENERGY - 0.9%
    8,280   Vermilion Energy Trust (F) ..............................        249
    3,547   Zargon Energy Trust (F) .................................         75
                                                                        --------
                                                                             324
                                                                        --------

                                                                          VALUE
  SHARES                                                                 (000S)
---------                                                               --------
   INDUSTRIALS - 1.2%
      COMMERCIAL SERVICES & SUPPLIES - 1.2%
   58,505   Versacold Income Fund (F) ...............................   $    451
                                                                        --------
            Total Canadian Income Trusts
               (Cost $822) ..........................................      1,012
                                                                        --------
REAL ESTATE INVESTMENT TRUSTS (REITS) - 9.9%
    5,752   BioMed Realty Trust, Inc. ...............................        165
   12,169   Cedar Shopping Centers Inc. .............................        194
    7,340   Entertainment Properties Trust ..........................        429
   24,300   Equity Inns, Inc. .......................................        388
   11,233   FelCor Lodging Trust, Inc. ..............................        245
   18,253   Highland Hospitality Corporation ........................        260
   12,637   Medical Properties Trust Inc. ...........................        193
    8,705   National Retail Properties, Inc. ........................        200
    9,400   Nationwide Health Properties, Inc. ......................        284
    5,242   Newcastle Investment Corporation ........................        164
   17,047   OMEGA Healthcare Investors, Inc. ........................        302
    6,459   Pennsylvania Real Estate Investment Trust ...............        254
    4,155   Redwood Trust, Inc. .....................................        241
   23,694   Winston Hotels, Inc. ....................................        314
                                                                        --------
            Total REITs
               (Cost $2,883) ........................................      3,633
                                                                        --------

CONTRACTS
---------
PURCHASED PUT OPTIONS - 0.0%
    3,950   iShares Russell 2000 Index,
               Expires January 2007 @ $49 ...........................         10
      400   iShares Russell 2000 Index,
               Expires January 2007 @ $56 ...........................          1
                                                                        --------
            Total Purchased Put Options
               (Cost $604) ..........................................         11
                                                                        --------

PRINCIPAL
  AMOUNT
---------
REPURCHASE AGREEMENT - 6.1%
   (Cost $2,215)
$   2,215   Agreement with Morgan Stanley, 4.750%
               dated 12/29/2006, to be repurchased at
               $2,216,000 on 01/03/2007
               (collateralized by U.S. Treasury Bond,
               3.625% due 04/15/2028,
               market value $2,283,000) .....................              2,215
                                                                        --------
TOTAL INVESTMENTS (Cost $33,402*). ..........................    98.8%    36,050
OTHER ASSETS (LIABILITIES) (NET) ............................     1.2        426
                                                                -----   --------
NET ASSETS ..................................................   100.0%  $ 36,476
                                                                =====   ========

----------
*    Aggregate cost for federal tax purposes is $33,436.

+    Non-income producing security.

                                GLOSSARY OF TERMS

ADR -- American Depositary Receipt
(F) -- Foreign Shares

                       See Notes to Financial Statements.

Portfolio of Investments

VT SMALL CAP GROWTH FUND
December 31, 2006

                                                                          VALUE
  SHARES                                                                 (000S)
---------                                                               --------
COMMON STOCKS - 90.1%
   CONSUMER DISCRETIONARY - 15.5%
      CONSUMER DURABLES & APPAREL - 4.9%
    2,800   Carter's, Inc.+ .........................................   $     71
   11,100   Coach, Inc.+ ............................................        477
    5,512   Desarrolladora Homex SA de CV, ADR+ .....................        325
    3,100   Heelys, Inc.+** .........................................         99
   15,400   Iconix Brand Group, Inc.+ ...............................        299
    4,500   Steven Madden, Ltd. .....................................        158
    8,300   Under Armour, Inc., Class A+** ..........................        419
   16,700   Volcom, Inc.+ ...........................................        494
                                                                        --------
                                                                           2,342
                                                                        --------
      CONSUMER SERVICES - 4.3%
   12,600   BJ's Restaurants Inc.+ ..................................        255
    6,700   Chipotle Mexican Grill, Inc., Class A+ ..................        382
    3,500   Ctrip.com International Ltd., ADR .......................        219
    4,300   LIFE TIME FITNESS, Inc.+ ................................        208
    3,300   Nutri System, Inc.+** ...................................        209
    7,400   Shuffle Master, Inc.+ ...................................        194
   12,453   Sonic Corporation+ ......................................        298
    8,400   WMS Industries Inc.+ ....................................        293
                                                                        --------
                                                                           2,058
                                                                        --------
      MEDIA - 1.5%
   10,944   Focus Media Holding Ltd., ADR+ ..........................        727
                                                                        --------
      RETAILING - 4.8%
    6,800   Citi Trends Inc.+ .......................................        270
   19,500   GMARKET Inc., ADR+ ......................................        467
    5,083   Guitar Center, Inc.+ ....................................        231
    9,200   Gymboree Corporation+ ...................................        351
   12,622   Hibbett Sporting Goods, Inc.+ ...........................        385
    4,400   Priceline.com Inc.+ .....................................        192
    3,403   Tractor Supply Company+** ...............................        152
    9,100   Zumiez Inc.+ ............................................        269
                                                                        --------
                                                                           2,317
                                                                        --------
            Total Consumer Discretionary ............................      7,444
                                                                        --------
   CONSUMER STAPLES - 1.1%
      FOOD & STAPLES RETAILING - 0.9%
   14,400   Central European Distribution Corporation+ ..............        428
                                                                        --------
      FOOD, BEVERAGE & TOBACCO - 0.2%
   10,500   SunOpta, Inc.+ ..........................................         92
                                                                        --------
            Total Consumer Staples ..................................        520
                                                                        --------
   ENERGY - 8.6%
    8,800   Allis-Chalmers Energy Inc.+** ...........................        203
    5,900   ATP Oil & Gas Corporation+ ..............................        233
   13,700   Basic Energy Services, Inc.+ ............................        338
    6,200   Bronco Drilling Company, Inc.+ ..........................        107
   20,300   Cal Dive International, Inc.+ ...........................        255
   10,000   Canadian Solar Inc.+ ....................................        105

                                                                          VALUE
  SHARES                                                                 (000S)
---------                                                               --------
    6,400   CARBO Ceramics Inc. .....................................   $    239
   18,431   Carrizo Oil & Gas, Inc.+ ................................        535
    5,600   Dril-Quip, Inc.+ ........................................        219
    6,200   First Solar, Inc.+ ......................................        185
    3,000   Goodrich Petroleum Corporation+ .........................        108
    8,200   Hercules Offshore, Inc.+ ................................        237
   25,400   Input/Output, Inc.+ .....................................        346
    3,200   Lufkin Industries, Inc. .................................        186
   19,900   Petrohawk Energy Corporation+ ...........................        229
    4,200   Pioneer Drilling Company+ ...............................         56
    6,756   Veritas DGC, Inc.+ ......................................        578
                                                                        --------
            Total Energy ............................................      4,159
                                                                        --------
   FINANCIALS - 5.3%
      BANKS - 1.4%
   10,300   Midwest Banc Holdings, Inc.** ...........................        245
    8,500   Signature Bank+ .........................................        263
    4,900   Sterling Financial Corporation ..........................        166
                                                                        --------
                                                                             674
                                                                        --------
      DIVERSIFIED FINANCIALS - 1.2%
   12,800   First Cash Financial Services, Inc.+ ....................        331
   16,300   TradeStation Group, Inc.+ ...............................        224
                                                                        --------
                                                                             555
                                                                        --------
      INSURANCE - 2.7%
   11,000   American Equity Investment Life Holding Company** .......        144
   29,700   Amerisafe Inc.+ .........................................        459
   10,136   Delphi Financial Group, Inc., Class A ...................        410
    2,500   eHealth, Inc.+ ..........................................         50
    7,300   United Fire & Casualty Company ..........................        257
                                                                        --------
                                                                           1,320
                                                                        --------
            Total Financials ........................................      2,549
                                                                        --------
   HEALTH CARE - 19.4%
      HEALTH CARE EQUIPMENT & SERVICES - 10.9%
    7,200   Abaxis, Inc.+ ...........................................        139
    5,800   Advisory Board Company+ .................................        311
   10,894   Align Technology, Inc.+ .................................        152
   14,534   Allscripts Healthcare Solutions, Inc.+ ..................        392
    6,994   ArthroCare Corporation+** ...............................        279
   13,400   Conceptus, Inc.+ ........................................        285
    6,600   Foxhollow Technologies Inc.+ ............................        142
   11,500   HealthExtras, Inc.+ .....................................        277
   15,900   Healthspring, Inc.+ .....................................        324
    4,978   Healthways, Inc.+ .......................................        238
    7,900   Home Diagnostics, Inc.+ .................................         84
    8,800   Immucor, Inc.+ ..........................................        257
    6,366   inVentiv Health, Inc.+ ..................................        225
   10,748   Kyphon, Inc.+ ...........................................        434
    4,400   LHC Group, Inc.+ ........................................        125
   22,300   Micrus Endovascular Corporation+ ........................        426
   12,600   Natus Medical Inc.+ .....................................        209

                       See Notes to Financial Statements.

VT SMALL CAP GROWTH FUND
December 31, 2006

                                                                          VALUE
  SHARES                                                                 (000S)
---------                                                               --------
COMMON STOCKS (CONTINUED)
   HEALTH CARE (CONTINUED)
      HEALTH CARE EQUIPMENT & SERVICES (CONTINUED)
   13,600   Nighthawk Radiology Holdings, Inc.+ .....................   $    347
    3,558   Palomar Medical Technologies, Inc.+** ...................        180
   12,000   Spectranetics Corporation+ ..............................        135
    2,497   Syneron Medical Ltd. (F)+ ...............................         68
    6,000   Vital Images, Inc.+                                              209
                                                                        --------
                                                                           5,238
                                                                        --------
      PHARMACEUTICALS & BIOTECHNOLOGY - 8.5%
   10,500   Adams Respiratory Therapeutics, Inc.+ ...................        428
    9,300   Cardiome Pharma Corporation+ ............................        104
    7,800   Combinatorx Inc.+** .....................................         68
   16,166   CV Therapeutics, Inc.+ ..................................        226
    6,100   Digene Corporation+ .....................................        292
   16,500   Keryx Biopharmaceuticals, Inc.+ .........................        219
    4,300   LifeCell Corporation+ ...................................        104
   13,138   MGI Pharma, Inc.+ .......................................        242
   25,800   Nastech Pharmaceutical Company Inc.+** ..................        390
    8,269   Nektar Therapeutics+ ....................................        126
    9,742   Omrix Biopharmaceuticals, Inc.+ .........................        295
   16,102   PDL BioPharma, Inc.+ ....................................        324
   18,000   Rigel Pharmaceuticals, Inc.+ ............................        214
   18,237   Salix Pharmaceuticals Ltd.+ .............................        222
   12,046   Sciele Pharma, Inc.+ ....................................        289
   21,500   Telik, Inc.+** ..........................................         95
    8,268   United Therapeutics Corporation+ ........................        450
                                                                        --------
                                                                           4,088
                                                                        --------
            Total Health Care .......................................      9,326
                                                                        --------
   INDUSTRIALS - 12.1%
      CAPITAL GOODS - 8.9%
    3,850   Bucyrus International, Inc.** ...........................        199
   19,214   Ceradyne, Inc.+ .........................................      1,086
   21,800   Dynamic Materials Corporation ...........................        613
    6,100   ESCO Technologies Inc.+ .................................        277
   14,000   Essex Corporation+ ......................................        335
    9,200   Hexcel Corporation+ .....................................        160
    6,600   Kadant Inc.+ ............................................        161
    7,500   Ladish Company, Inc.+ ...................................        278
    8,433   Lincoln Electric Holdings, Inc. .........................        509
    6,800   NCI Building Systems, Inc.+ .............................        352
    8,301   TurboChef Technologies, Inc.+ ...........................        141
    9,100   Williams Scotsman International Inc.+** .................        179
                                                                        --------
                                                                           4,290
                                                                        --------
      COMMERCIAL SERVICES & SUPPLIES - 3.2%
    7,700   American Ecology Corporation** ..........................        142
    5,126   CRA International Inc.+ .................................        268
   10,600   Exlservice Holdings Inc.+ ...............................        223
    8,900   Kenexa Corporation+ .....................................        296
   12,103   LECG Corporation+ .......................................        224
    8,200   Portfolio Recovery Associates, Inc.+** ..................        383
                                                                        --------
                                                                           1,536
                                                                        --------
            Total Industrials .......................................      5,826
                                                                        --------

                                                                          VALUE
  SHARES                                                                 (000S)
---------                                                               --------
   INFORMATION TECHNOLOGY - 26.8%
      COMMUNICATIONS EQUIPMENT - 5.5%
   18,614   Acme Packet, Inc.+ ......................................   $    384
   69,100   Finisar Corporation+** ..................................        223
    7,600   Occam Networks, Inc.+ ...................................        125
   16,600   Oplink Communinications, Inc.+ ..........................        341
   15,000   Polycom, Inc.+ ..........................................        464
   44,100   Powerwave Technologies, Inc.+** .........................        285
   18,800   Redback Networks Inc.+** ................................        469
   18,600   Sierra Wireless+ ........................................        262
   11,000   Symmetricom, Inc.+ ......................................         98
                                                                        --------
                                                                           2,651
                                                                        --------
      COMPUTERS & PERIPHERALS - 2.4%
   12,400   Cray, Inc.+ .............................................        147
   12,900   Emulex Corporation+ .....................................        252
   19,100   Rackable Systems Inc.+ ..................................        591
   12,200   SimpleTech, Inc. ........................................        155
                                                                        --------
                                                                           1,145
                                                                        --------
      ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.8%
   10,800   Daktronics, Inc. ........................................        398
                                                                        --------
      INTERNET SOFTWARE & SERVICES - 4.1%
    7,306   Akamai Technologies, Inc.+** ............................        388
   22,689   aQuantive, Inc.+ ........................................        560
   13,500   DealerTrack Holdings Inc.+ ..............................        397
    6,000   Travelzoo Inc.+ .........................................        180
   19,303   ValueClick, Inc.+ .......................................        456
                                                                        --------
                                                                           1,981
                                                                        --------
      IT SERVICES - 2.1%
    9,100   Euronet Worldwide, Inc.+ ................................        270
    6,186   Infocrossing, Inc.+ .....................................        101
   12,350   RightNow Technologies, Inc.+ ............................        213
   12,100   VeriFone Holdings, Inc.+ ................................        428
                                                                        --------
                                                                           1,012
                                                                        --------
      SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 7.0%
   12,700   Atheros Communications, Inc.+ ...........................        271
    5,200   Cymer, Inc.+ ............................................        228
    1,900   IPG Photonics Corporation+ ..............................         46
   15,700   Microsemi Corporation+ ..................................        308
   13,254   PLX Technology, Inc.+ ...................................        173
    8,500   Sigma Designs, Inc.+** ..................................        216
    8,400   SiRF Technology Holdings, Inc.+** .......................        214
    6,900   Supertex, Inc.+ .........................................        271
   16,625   Tessera Technologies, Inc.+ .............................        671
   38,898   Trident Microsystems, Inc.+ .............................        707
    6,100   Varian Semiconductor Equipment Associates, Inc.+ ........        278
                                                                        --------
                                                                           3,383
                                                                        --------

                       See Notes to Financial Statements.

VT SMALL CAP GROWTH FUND
December 31, 2006

                                                                          VALUE
  SHARES                                                                 (000S)
---------                                                               --------
COMMON STOCKS (CONTINUED)
   INFORMATION TECHNOLOGY (CONTINUED)
      SOFTWARE - 4.9%
   18,000   Concur Technologies, Inc.+ ..............................   $    289
    9,800   DivX, Inc.+** ...........................................        226
   11,500   Emageon Inc.+ ...........................................        177
    3,700   FactSet Research Systems Inc. ...........................        209
   16,100   FalconStor Software, Inc.+ ..............................        139
   11,900   Informatica Corporation+** ..............................        145
    6,600   Interactive Intelligence, Inc.+ .........................        148
   18,436   Online Resources Corporation+ ...........................        188
    3,800   Open Solutions Inc.+ ....................................        143
    4,780   Systems Xcellence, Inc.+ ................................         96
   31,000   TIBCO Software Inc.+ ....................................        293
   26,200   VASCO Data Security International, Inc.+ ................        311
                                                                        --------
                                                                           2,364
                                                                        --------
            Total Information Technology ............................     12,934
                                                                        --------
   MATERIALS - 0.4%
   10,700   Zoltek Companies, Inc.+** ...............................        210
                                                                        --------
   TELECOMMUNICATION SERVICES - 0.9%
    5,384   Atlantic Tele-Network, Inc. .............................        158
   10,800   Optium Corporation+ .....................................        269
                                                                        --------
            Total Telecommunication Services ........................        427
                                                                        --------
            Total Common Stocks
               (Cost $34,811) .......................................     43,395
                                                                        --------
REAL ESTATE INVESTMENT TRUST (REIT) - 0.8%
   (Cost $292)
   10,950   RAIT Investment Trust ...................................        378
                                                                        --------

PRINCIPAL
  AMOUNT                                                                  VALUE
  (000S)                                                                 (000S)
---------                                                               --------
REPURCHASE AGREEMENT - 9.2%
   (Cost $4,428)
$   4,428   Agreement with Morgan Stanley, 4.750% dated
               12/29/2006 to be repurchased at $4,431,000 on
               01/03/2007 (collateralized by U.S. Treasury
               Bond, 3.625% due 04/15/2028, market value
               $4,563,000) ..................................           $  4,428
                                                                        --------
SHORT-TERM INVESTMENT - 9.3%
   (Cost $4,462)
    4,462   Mellon GSLDBT II
               Collateral Fund++ ............................              4,462
                                                                        --------
TOTAL INVESTMENTS (Cost $43,993*) ...........................   109.4%    52,663
OTHER ASSETS (LIABILITIES) (NET) ............................    (9.4)    (4,503)
                                                                -----   --------
NET ASSETS ..................................................   100.0%  $ 48,160
                                                                =====   ========

----------
*    Aggregate cost for federal tax purposes is $44,199.

** Some or all of these securities are on loan at December 31, 2006, and have an aggregate market value of $4,241,000, representing 8.8% of the total net assets of the Fund (collateral value $4,462,000). (See Note 7 to Financial Statements.)

+    Non-income producing security.

++   Represents investment purchased with cash collateral for securities loaned.

                                GLOSSARY OF TERMS

ADR -- American Depositary Receipt
(F) -- Foreign Shares

                       See Notes to Financial Statements.

Portfolio of Investments

VT INTERNATIONAL GROWTH FUND
December 31, 2006

                                                                          VALUE
  SHARES                                                                 (000S)
---------                                                               --------
COMMON STOCKS - 97.0%
   JAPAN - 19.6% **
    1,100   Advantest Corporation ...................................   $     63
   18,600   AEON Company Ltd. .......................................        402
      100   Ahresty Corporation .....................................          3
    1,200   Aichi Corporation .......................................         12
    1,200   AOC Holdings, Inc. ......................................         20
       71   Ardepro Company, Ltd. ...................................         23
    1,400   Asahi Pretec Corporation ................................         28
   12,600   Astellas Pharma, Inc. ...................................        571
      400   Atrium Company Ltd.+ ....................................         11
   23,100   Bank of Yokohama Ltd. ...................................        180
      200   BML, Inc. ...............................................          4
      100   C. Uyemura & Company, Ltd. ..............................          6
      750   Canon Electronics, Inc. .................................         26
   23,900   Canon, Inc. .............................................      1,346
   15,100   Capcom Company Ltd. .....................................        271
   18,800   Casio Computer Company Ltd. .............................        426
    1,000   Daiki Aluminium Industry Company Ltd. ...................          7
    3,000   Daimaru, Inc. ...........................................         41
    6,000   Daiwa House Industry Company Ltd. .......................        104
   21,600   DENSO CORPORATION .......................................        856
      400   Disco Corporation .......................................         28
      900   Dodwell BMS Ltd. ........................................          6
    8,400   Eisai Company, Ltd. .....................................        461
    1,100   FANUC Ltd. ..............................................        108
      300   Fujimi Inc. .............................................          9
      700   Hirose Electric Company Ltd. ............................         79
   12,000   Hitachi Construction Machinery Company, Ltd. ............        322
    2,000   Hitachi Koki Company, Ltd. ..............................         28
   12,200   Hokkaido Electric Power Company, Inc. ...................        312
    6,600   Honda Motor Company Ltd. ................................        261
    9,400   IBIDEN Company, Ltd. ....................................        473
    1,800   Idemitsu Kosan Company Ltd.+, ++ ........................        181
      300   Information Services International-Dentsu Ltd. ..........          4
       18   INPEX Holdings, Inc.+ ...................................        148
      100   Iriso Electronics Company Ltd. ..........................          4
   56,000   ITOCHU Corporation ......................................        459
       90   Japan Tobacco, Inc. .....................................        435
    9,600   Joint Corporation .......................................        369
      300   Kadokawa Group Holdings, Inc. ...........................         10
    4,900   Kansai Electric Power Company Inc. ......................        132
   37,200   Komatsu Ltd. ............................................        753
    1,000   Kyorin Company Ltd. .....................................         12
   13,000   Makita Corporation ......................................        398
      200   Marubun Corporation .....................................          3
      400   Matsuda Sangyo Company, Ltd. ............................          8
   74,000   Meiji Dairies Corporation ...............................        582
      100   Milbon Company, Ltd. ....................................          3
    5,100   Millea Holdings, Inc. ...................................        181
    6,700   Mitsubishi Corporation ..................................        126
    8,000   Mitsubishi Estate Company Ltd. ..........................        207
   53,000   Mitsubishi Gas Chemical Company, Inc. ...................        555

                                                                          VALUE
  SHARES                                                                 (000S)
---------                                                               --------
   36,100   Mitsubishi Heavy Industries Ltd. ........................   $    164
    4,000   Mitsubishi Steel Manufacturing Company, Ltd. ............         20
       59   Mitsubishi UFJ Financial Group, Inc. ....................        732
    8,600   Mitsui & Company Ltd. ...................................        129
   34,000   Mitsui Fudosan Company Ltd. .............................        828
   41,300   Mitsui O.S.K. Lines, Ltd. ...............................        408
    2,800   Mitsui Sumitomo Insurance Company Ltd. ..................         31
   24,500   Mitsumi Electric Company, Ltd. ..........................        538
      112   Mizuho Financial Group, Inc. ............................        799
   15,400   Mori Seiki Company, Ltd. ................................        344
      200   Murata Manufacturing Company Ltd. .......................         14
      700   NEC Fielding, Ltd. ......................................         10
    2,000   Nichias Corporation .....................................         15
      600   Nihon Kohden Corporation ................................         14
    4,400   Nintendo Company Ltd. ...................................      1,139
      900   Nippon Seiki Company Ltd. ...............................         21
    1,000   Nippon Shinyaku Company, Ltd. ...........................          8
  134,000   Nippon Steel Corporation ................................        769
       53   Nippon Telegraph & Telephone Corporation ................        261
   30,000   Nissan Motor Company Ltd. ...............................        362
    2,000   Nittetsu Mining Company, Ltd. ...........................         15
      200   Nitto Denko Corporation .................................         10
    6,200   Nomura Holdings, Inc. ...................................        117
    2,400   Nomura Research Institute, Ltd. .........................        348
      100   NSD Company, Ltd. .......................................          3
   46,000   NSK Ltd. ................................................        453
       55   NTT Urban Development Corporation .......................        106
      200   Ohara Inc. ..............................................          9
      200   Oiles Corporation .......................................          5
   11,700   Olympus Corporation .....................................        367
      400   Osaka Steel Company Ltd. ................................          8
    3,000   Pacific Metals Company Ltd. .............................         29
    1,100   Rohm Company Ltd. .......................................        109
    2,000   Ryobi Ltd. ..............................................         17
      400   Santen Pharmaceutical Company Ltd. ......................         11
    7,700   Shin-Etsu Chemical Company Ltd. .........................        514
    1,400   SOFTBANK Corporation ....................................         27
    4,042   Sony Corporation ........................................        173
    1,400   Star Micronics Company Ltd. .............................         28
      300   Sumco Techxiv Corporation ...............................         16
   66,100   Sumitomo Corporation ....................................        990
   64,000   Sumitomo Heavy Industries, Ltd. .........................        671
   60,000   Sumitomo Metal Industries, Ltd. .........................        261
      104   Sumitomo Mitsui Financial Group, Inc. ...................      1,065
   21,000   Sumitomo Realty & Development Company Ltd. ..............        673
      800   Sumitomo Seika Chemicals Company, Ltd. ..................          5
   26,000   Suruga Bank Ltd. ........................................        322
   18,300   Suzuki Motor Corporation ................................        516
    1,200   T&D Holdings, Inc. ......................................         79
   13,400   Takeda Pharmaceutical Company Ltd. ......................        918
      400   Takeuchi Manufacturing Company, Ltd. ....................         19
      900   TDK Corporation .........................................         72
      100   The Bank of Iwate, Ltd. .................................          6

                       See Notes to Financial Statements.

VT INTERNATIONAL GROWTH FUND
December 31, 2006

                                                                          VALUE
  SHARES                                                                 (000S)
---------                                                               --------
COMMON STOCKS (CONTINUED)
   JAPAN (CONTINUED)
    1,000   The Bank of Nagoya, Ltd. ................................   $      6
    1,000   The Kagoshima Bank, Ltd. ................................          7
    1,000   The San-In Godo Bank, Ltd. ..............................          9
   29,000   The Shizuoka Bank, Ltd. .................................        287
   74,000   The Sumitomo Trust & Banking Company Ltd. ...............        775
      200   Tocalo Company Ltd. .....................................          7
    3,000   Tokuyama Corporation ....................................         45
    3,000   Tokyo Electric Power Company Inc. .......................         97
      800   Tokyo Electron Ltd. .....................................         63
   22,400   Tokyu Corporation .......................................        143
        8   Tosei Corporation .......................................          9
    8,700   Toshiba Corporation .....................................         57
    3,000   Toshiba Machine Company Ltd. ............................         27
      200   Towa Pharmaceutical Company Ltd. ........................          7
   27,600   Toyota Motor Corporation (F) ............................      1,847
    5,700   Trend Micro, Inc.+ ......................................        167
      400   Trusco Nakayama Corporation .............................          8
    2,700   USHIO Inc. ..............................................         55
      214   Yahoo! Japan Corporation ................................         85
    9,200   Yakult Honsha Company Ltd. ..............................        264
                                                                        --------
                                                                          29,590
                                                                        --------
   UNITED KINGDOM - 16.1%
      900   Admiral Group PLC .......................................         19
  119,000   Aegis Group PLC .........................................        325
    7,168   Aggreko PLC .............................................         61
    1,000   Anglo American PLC ......................................         49
    5,900   Anglo American PLC (F) ..................................        287
    2,399   Anite Group PLC .........................................          4
    6,400   ARM Holdings PLC ........................................         16
   21,500   AstraZeneca PLC .........................................      1,152
   29,100   Aviva PLC ...............................................        467
      273   Axon Group PLC ..........................................          3
   81,400   Barclays PLC ............................................      1,162
   55,200   BG Group PLC ............................................        751
   44,837   BHP Billiton PLC ........................................        821
      800   Big Yellow Group PLC ....................................         11
   73,300   BP PLC ..................................................        817
    7,100   Bradford & Bingley PLC ..................................         65
   10,500   British American Tobacco PLC ............................        294
   22,700   British Land Company PLC ................................        759
  190,600   BT Group PLC ............................................      1,126
       43   Cadbury Schweppes PLC ...................................          1
   37,000   Charter PLC+ ............................................        653
   13,200   Dana Petroleum PLC+ .....................................        323
   30,800   FirstGroup PLC ..........................................        345
   11,700   GlaxoSmithKline PLC .....................................        308
   68,300   Halma PLC ...............................................        308
   21,300   Hammerson PLC ...........................................        656
   25,400   HSBC Holdings PLC .......................................        462
    2,054   Hunting PLC .............................................         24
    1,300   IG Group Holdings PLC ...................................          7

                                                                          VALUE
  SHARES                                                                 (000S)
---------                                                               --------
   22,700   Inchcape PLC ............................................   $    224
  115,769   International Power PLC .................................        862
   16,963   Ishaan Real Estate PLC+ .................................         35
   11,700   Johnston Press PLC ......................................         90
      500   Kazakhmys PLC ...........................................         11
   18,200   Kelda Group PLC .........................................        329
    1,200   Lonmin PLC ..............................................         71
   93,100   Man Group PLC ...........................................        950
   61,400   Marks & Spencer Group PLC ...............................        860
   44,800   Michael Page International PLC ..........................        396
      400   Micro Focus International PLC ...........................          2
   30,900   Mitchells & Butlers PLC .................................        429
      900   Morgan Sindall PLC ......................................         23
    2,400   N Brown Group PLC .......................................         13
   34,500   National Grid PLC .......................................        499
      500   Nikanor PLC+ ............................................          6
    2,100   Persimmon PLC ...........................................         63
    2,500   Petrofac Ltd. ...........................................         20
   39,900   Punch Taverns PLC .......................................        998
   11,600   Reckitt Benckiser PLC ...................................        529
    3,544   Rio Tinto PLC ...........................................        188
      500   Robert Wiseman Dairies PLC ..............................          6
   37,711   Royal Dutch Shell PLC, A Shares .........................      1,329
   14,400   Royal Dutch Shell PLC, B Shares .........................        504
    2,900   Royal Dutch Shell PLC, Class A, ADR .....................        205
    2,583   Savills PLC .............................................         34
    2,700   Scottish & Southern Energy PLC ..........................         82
    9,800   Shire PLC ...............................................        202
    2,600   Stagecoach Group PLC ....................................          8
   38,000   Tate & Lyle PLC .........................................        571
   59,880   Tullow Oil PLC ..........................................        465
    2,200   Unite Group PLC .........................................         24
  600,043   Vodafone Group PLC ......................................      1,657
   38,900   William Morrison Supermarkets PLC .......................        194
   21,703   Xstrata PLC .............................................      1,080
                                                                        --------
                                                                          24,235
                                                                        --------
   FRANCE - 9.1%
    3,100   Accor SA ................................................        240
    9,900   Air France-KLM ..........................................        416
      972   Air Liquide .............................................        230
      499   Alten+ ..................................................         19
   30,333   AXA SA ..................................................      1,223
   12,716   BNP Paribas SA ..........................................      1,383
       77   Bonduelle SCA ...........................................          9
    7,308   Bouygues SA++ ...........................................        468
       95   Carrere Group+ ..........................................          3
    1,700   Cie Generale d'Optique Essilor International SA .........        183
      100   Ciments Francais SA .....................................         19
    1,000   Compagnie Generale des Etablissements Michelin,
               Class B ..............................................         96
    1,400   Dassault Systemes SA ....................................         74
    2,100   Eutelsat Communications .................................         40
    6,864   Groupe Danone ...........................................      1,038

                       See Notes to Financial Statements.

VT INTERNATIONAL GROWTH FUND
December 31, 2006

                                                                          VALUE
  SHARES                                                                 (000S)
---------                                                               --------
COMMON STOCKS (CONTINUED)
   FRANCE (CONTINUED)
      100   Groupe Steria SCA .......................................   $      6
    1,100   Haulotte Group ..........................................         29
      159   IMS International Metal Service .........................          5
      200   Ingenico SA .............................................          5
      200   Kaufman & Broad SA ......................................         12
      600   L'Oreal SA ..............................................         60
    5,800   Lafarge SA ..............................................        862
    3,500   Neopost SA ..............................................        439
      380   Nexans SA ...............................................         48
      657   Nexity ..................................................         48
      170   Orpea+ ..................................................         16
       61   Pierre &Vacances ........................................          7
      100   Provimi SA ..............................................          4
      400   Safran SA ...............................................          9
    2,800   Sanofi-Aventis Group ....................................        258
    6,900   Schneider Electric SA ...................................        764
    6,576   Societe Generale Group ..................................      1,112
    3,800   Thales SA ...............................................        189
    7,257   Total SA+ ...............................................        524
   12,460   Total SA ................................................        897
      363   Unibail .................................................         89
    3,287   Vallourec, SA ...........................................        950
    2,900   Veolia Environnement SA .................................        221
    7,000   Vinci SA ................................................        892
   20,100   Vivendi SA ..............................................        784
                                                                        --------
                                                                          13,671
                                                                        --------
   SWITZERLAND - 8.6%
   66,800   ABB Ltd. ................................................      1,196
    2,300   Actelion Ltd.+ ..........................................        505
      700   Adecco SA ...............................................         48
    3,600   Baloise Holding AG ......................................        359
    3,083   Compagnie Financiere Richemont AG, A Units ..............        179
   19,594   Credit Suisse Group .....................................      1,366
      288   Geberit AG ..............................................        443
   11,407   Holcim Ltd.++ ...........................................      1,043
      368   Julius Baer Holding Ltd. ................................         40
    1,100   Logitech International SA+ ..............................         32
    4,842   Nestle SA(F) ............................................      1,717
   17,865   Novartis AG (F) .........................................      1,026
    8,300   Phonak Holding AG .......................................        659
    9,779   Roche Holding AG-Genusschein (F) ........................      1,750
      177   Schmolz + Bickenbach AG .................................         13
    3,073   Swatch Group AG .........................................        677
      200   Swiss Life Holding ......................................         50
    3,282   Swiss Reinsurance Company ...............................        278
      690   Swisscom AG .............................................        260
    1,200   Synthes, Inc. ...........................................        143
    8,742   UBS AG ..................................................        529
      362   Vontobel Holding AG .....................................         16
    2,683   Zurich Financial Services AG ............................        720
                                                                        --------
                                                                          13,049
                                                                        --------

                                                                          VALUE
  SHARES                                                                 (000S)
---------                                                               --------
   GERMANY - 5.5%
      169   Aareal Bank AG+ .........................................   $      8
    3,600   Allianz SE ..............................................        733
    1,500   Bayer AG ................................................         80
    7,600   Bayerische Motoren Werke (BMW) AG .......................        437
    2,900   Commerzbank AG ..........................................        110
      500   Continental AG ..........................................         58
    7,300   Deutsche Bank AG ........................................        972
    5,389   Deutsche Boerse AG ......................................        992
    1,875   Deutsche Lufthansa AG ...................................         51
      565   Deutsche Postbank AG ....................................         48
      400   Deutz AG+ ...............................................          5
   10,200   E.ON AG .................................................      1,385
       69   Gerry Weber International AG ............................          2
      800   Gildemeister AG .........................................         10
      200   H&R WASAG AG ............................................         10
      300   IKB Deutsche Industriebank AG ...........................         12
    1,200   IVG Immobilien AG .......................................         52
      278   Landesbank Berlin Holding AG+ ...........................          3
    1,096   Lanxess AG+ .............................................         61
      692   Leoni AG ................................................         28
      100   Loewe AG+ ...............................................          2
   11,100   MAN AG ..................................................      1,002
       87   MVV Energie AG ..........................................          3
       86   Puma AG Rudolf Dassler Sport ............................         33
    7,100   RWE AG ..................................................        781
    4,300   Salzgitter AG ...........................................        561
    2,000   SAPAG ...................................................        106
    2,500   SAPAG, Sponsored ADR ....................................        133
      300   Siemens AG ..............................................         30
      286   Sixt AG .................................................         16
      171   Software AG .............................................         13
       90   Takkt AG ................................................          2
    7,893   ThyssenKrupp AG .........................................        371
    1,989   United Internet AG ......................................         33
    1,000   Volkswagen AG ...........................................        113
      200   Wacker Chemie AG+ .......................................         26
      185   Wincor Nixdorf AG .......................................         29
                                                                        --------
                                                                           8,311
                                                                        --------
   CANADA - 5.1%
    7,200   Abitibi-Consolidated Inc. ...............................         18
    1,400   Alcan Inc. ..............................................         68
   10,400   Alimentation Couche-Tard Inc. ...........................        226
      400   Aur Resources Inc. ......................................          8
      900   Banro Corporation+,++ ...................................         12
      900   Barrick Gold Corporation (F) ............................         28
      100   Boardwalk Real Estate Investment Trust ..................          4
   20,700   Brookfield Asset Management Inc. ........................      1,000
      700   Cameco Corporation ......................................         28
    1,400   Canadian Imperial Bank of Commerce ......................        118
   16,800   Canadian National Railway Company .......................        721
      100   Canadian Natural Resources Ltd. .........................          5
    4,000   CIC Energy Corporation+ .................................         48

                       See Notes to Financial Statements.

VT INTERNATIONAL GROWTH FUND
December 31, 2006

                                                                          VALUE
  SHARES                                                                 (000S)
---------                                                               --------
COMMON STOCKS (CONTINUED)
   CANADA (CONTINUED)
      400   Corus Entertainment Inc. ................................   $     14
    3,100   Denison Mines Corporation+ ..............................         32
   13,600   EnCana Corporation ......................................        626
      400   Energy Metals Corporation+ ..............................          4
    1,200   Finning International Inc. ..............................         49
   10,100   Fortis, Inc. ............................................        258
    5,700   Gildan Activewear Inc.+ .................................        266
    2,500   HudBay Minerals Inc.+ ...................................         47
    5,700   Husky Energy Inc. .......................................        381
    8,400   Inmet Mining Corporation (F) ............................        450
    4,400   IPSCO Inc. ..............................................        413
      900   Lundin Mining Corporation+ ..............................         33
      600   Magna International Inc., Class A .......................         48
    2,600   Manulife Financial Corporation ..........................         88
    1,500   Methanex Corporation ....................................         41
      900   Oilexco Inc.+ ...........................................          6
    1,100   Potash Corporation of Saskatchewan Inc. .................        158
    1,800   Rogers Communications Inc., Class B .....................         54
   18,200   Royal Bank of Canada ....................................        866
    5,400   Shoppers Drug Mart Corporation ..........................        232
    7,700   Suncor Energy, Inc. .....................................        606
    6,100   Teck Cominco Ltd., Class B ..............................        460
    7,000   TELUS Corporation .......................................        321
      300   Trican Well Service Ltd. ................................          5
                                                                        --------
                                                                           7,742
                                                                        --------
   AUSTRALIA - 4.4% **
   25,000   Amcor Ltd. ..............................................        143
      400   Anvil Mining Ltd.+ ......................................          4
   45,787   Australia & New Zealand Banking Group Ltd. ..............      1,016
    2,470   Babcock & Brown Ltd. ....................................         48
    4,400   Boom Logistics Ltd. .....................................         14
      900   Bradken Ltd. ............................................          6
    5,676   Brambles Ltd.+ ..........................................         57
    5,466   Challenger Financial Services Group Ltd. ................         18
    1,100   FKP Property Group ......................................          6
    6,812   Foster's Group Ltd. .....................................         37
    3,300   Healthscope Ltd. ........................................         14
    8,700   IBA Health Ltd. .........................................          9
      600   Incitec Pivot Ltd. ......................................         17
    1,200   Independence Group NL ...................................          4
   80,111   Insurance Australia Group Ltd. ..........................        400
    1,700   Iress Market Technology Ltd. ............................          9
    6,069   Just Group Ltd. .........................................         18
    2,972   Kagara Zinc Ltd. ........................................         16
   13,900   Leighton Holdings Ltd. ..................................        222
    7,399   Macquarie Bank Ltd. .....................................        460
    3,073   MFS Ltd. ................................................         11
    6,973   Mincor Resources NL .....................................         12
   23,900   National Australia Bank Ltd. ............................        761
   69,656   Paladin Resources Ltd.+ .................................        487

                                                                          VALUE
  SHARES                                                                 (000S)
---------                                                               --------
    3,100   Perilya Ltd. ............................................   $     13
   25,905   Promina Group Ltd. ......................................        141
   40,800   QBE Insurance Group Ltd. ................................        926
    6,828   Rinker Group Ltd. .......................................         97
    7,900   Rio Tinto Ltd. ..........................................        460
    3,500   Sally Malay Mining Ltd.+ ................................          6
    9,500   SP Ausnet ...............................................         10
      500   Sunland Group Ltd. ......................................          1
   55,121   Telstra Corporation Ltd. ................................        180
    7,377   Woolworths Ltd. .........................................        139
   18,000   WorleyParsons Ltd. ......................................        302
   35,500   Zinifex Ltd. ............................................        523
                                                                        --------
                                                                           6,587
                                                                        --------
   NETHERLANDS - 3.4%
   13,861   ABN AMRO Holding NV .....................................        444
   16,859   AEGON NV ................................................        320
      100   Draka Holding NV+ .......................................          3
      751   Efes Breweries International, GDR+,++ ...................         25
      974   Endemol NV ..............................................         22
      571   Euronext NV .............................................         67
    9,800   Fugro NV ................................................        468
    3,950   Heineken Holding NV .....................................        161
   15,200   Heineken NV .............................................        722
   29,131   ING Groep NV ............................................      1,287
   66,700   Koninklijke (Royal) KPN NV ..............................        947
      795   Koninklijke DSM NV ......................................         39
   17,800   Reed Elsevier NV ........................................        303
      200   Sligro Food Group NV ....................................         14
      188   Smit Internationale NV ..................................         10
    8,200   Unilever NV .............................................        224
                                                                        --------
                                                                           5,056
                                                                        --------
   SPAIN - 3.2%
   15,000   ACS, Actividades de Construccion y Servicios, SA ........        843
       93   Adolfo Dominguez SA .....................................          6
    6,200   Altadis, SA .............................................        324
   98,700   Banco Santander Central Hispano SA ......................      1,838
    1,500   Duro Felguera, SA .......................................         15
    6,500   Fomento de Construcciones y Contratas SA ................        661
      400   Grupo Catalana Occidente, SA ............................         14
      900   Iberdrola SA ............................................         39
    1,369   Indra Sistemas, SA ......................................         33
   11,863   Industria de Diseno Textil SA(Inditex) ..................        638
      300   Mecalux, SA .............................................         12
    6,300   Natraceutical SA+ .......................................         15
      865   Red Electrica de Espana .................................         37
    4,900   Repsol YPF SA ...........................................        169
    1,400   Sol Melia, SA ...........................................         28
      100   Telecomunicaciones y Energia, SA+ .......................          2
    7,869   Telefonica SA ...........................................        167
      100   Union Fenosa, SA ........................................          5
      200   Viscofan SA .............................................          4
                                                                        --------
                                                                           4,850
                                                                        --------

                       See Notes to Financial Statements.

VT INTERNATIONAL GROWTH FUND
December 31, 2006

                                                                          VALUE
  SHARES                                                                 (000S)
---------                                                               --------
COMMON STOCKS (CONTINUED)
   BELGIUM - 2.5%
    4,700   Belgacom SA .............................................   $    207
      100   Cumerio .................................................          2
      200   Euronav NV ..............................................          6
   24,500   Fortis ..................................................      1,042
   13,000   InBev NV ................................................        855
    6,200   KBC Groep NV ............................................        759
   12,000   SES GLOBAL, FDR .........................................        209
      200   Telenet Group Holding NV+ ...............................          6
    2,900   UCB SA ..................................................        199
    2,900   Umicore .................................................        493
                                                                        --------
                                                                           3,778
                                                                        --------
   HONG KONG - 2.2% **
   24,000   AAC Acoustic Technology Holdings Inc.+ ..................         25
   73,300   Bank of East Asia, Ltd. .................................        414
   65,900   BOC Hong Kong (Holdings) Ltd. ...........................        179
   36,100   Clear Media Ltd.+ .......................................         44
   54,500   CLP Holdings Ltd. .......................................        402
   73,900   CNOOC Ltd. ..............................................         70
    2,400   Dah Sing Banking Group Ltd. .............................          5
  174,000   Denway Motors Ltd. ......................................         71
   53,500   Esprit Holdings Ltd. ....................................        596
   39,000   Foxconn International Holdings Ltd.+ ....................        127
   21,800   Guangdong Investment Ltd. ...............................         10
   59,500   Hang Lung Properties Ltd. ...............................        149
    8,000   Hengan International Group Company Ltd. .................         20
    2,000   Jinhui Shipping & Transportation Ltd. ...................         10
   73,300   Johnson Electric Holdings Ltd. ..........................         50
   11,500   Kingboard Chemical Holdings Ltd. ........................         45
   19,282   Kingboard Laminates Holdings Ltd.+ ......................         21
    6,000   Kowloon Development Company Ltd. ........................         11
   11,700   Li & Fung Ltd. ..........................................         36
    1,000   Melco International Development Ltd. ....................          2
   69,000   Pacific Basin Shipping Ltd. .............................         43
    9,200   Parkson Retail Group Ltd. ...............................         46
   10,000   Peace Mark Holdings Ltd. ................................          9
   16,000   Prime Success International Group Ltd. ..................         15
   17,100   Shangri-La Asia Ltd. ....................................         44
  161,300   Shenzhen Investment Ltd. ................................         67
   23,000   Sung Hung Kai Properties Ltd.++ .........................        264
    8,300   Swire Pacific Ltd., Class A .............................         89
  121,000   The Wharf (Holdings) Ltd. ...............................        446
   24,000   TPV Technology Ltd. .....................................         15
    2,000   Vtech Holdings Ltd. .....................................         12
    1,500   Wing Hang Bank Ltd. .....................................         18
                                                                        --------
                                                                           3,355
                                                                        --------
   CHINA - 2.1% **
   11,200   Agile Property Holdings Ltd. ............................         10
   76,000   Angang New Steel Company Ltd., Class H ..................        111
   24,300   Anhui Conch Cement Company Ltd., Class H ................         81

                                                                          VALUE
  SHARES                                                                 (000S)
---------                                                               --------
  101,000   Bank of Communications Company Ltd., Class H ............   $    122
  109,900   Beijing Capital International Airport Company Ltd.,
               Class H ..............................................         86
   10,000   Beijing Enterprises Holdings Ltd. .......................         21
   21,000   China Communications Construction Company Ltd.,
               Class H+ .............................................         21
   12,000   China Communications Services Corporation Ltd.,
               Class H+ .............................................          7
  148,000   China Construction Bank, Class H++ ......................         94
   61,700   China Life Insurance Company Ltd., Class H ..............        211
   18,800   China Mengniu Dairy Company Ltd. ........................         49
  101,300   China Mobile Ltd. .......................................        873
   32,000   China Oilfield Services Ltd., Class H ...................         22
   10,000   China Overseas Land & Investment Ltd. ...................         13
  196,900   China Petroleum & Chemical Corporation, Class H .........        182
   21,200   China Power International Development Ltd. ..............         12
   11,500   China Resources Enterprise Ltd. .........................         33
   48,000   China Resources Power Holdings Company Ltd. .............         72
   56,600   China Shenhua Energy Company Ltd., Class H ..............        136
   18,000   China Ting Group Holdings Ltd. ..........................          4
   27,000   China Water Affairs Group Ltd.+ .........................         10
    4,000   China Yurun Food Group Ltd. .............................          4
      300   Ctrip.com International Ltd., ADR .......................         19
   44,500   Dongfeng Motor Corporation Ltd., Class H+ ...............         21
   76,594   GOME Electrical Appliances Holdings Ltd. ................         60
   18,000   Guangzhou Shipyard International Company Ltd.,
               Class H+ .............................................         30
  162,100   Lenovo Group Ltd. .......................................         66
   22,900   Li Ning Company Ltd. ....................................         37
   22,000   Lianhua Supermarket Holdings Company Ltd., Class H ......         26
  138,000   Maanshan Iron and Steel Company Ltd., Class H ...........         76
   36,700   Nine Dragons Paper Holdings Ltd.+ .......................         63
  236,000   PetroChina Company Ltd., Class H ........................        333
   40,000   Shanghai Forte Land Company Ltd., Class H ...............         18
   94,000   Shanghai Prime Machinery Company Ltd., Class H+ .........         33
   52,300   Tsingtao Brewery Company Ltd., Class H ..................         88
    8,000   Weiqiao Textile Company Ltd., Class H ...................         11
   68,000   Wumart Stores, Inc., Class H ............................         51
    9,800   ZTE Corporation, Class H ................................         45
                                                                        --------
                                                                           3,151
                                                                        --------
   ITALY - 2.1%
    4,900   Banca CR Firenze ........................................         16
   36,600   Banca Intesa SpA ........................................        282
    1,400   Banca Popolare di Milano Scarl ..........................         24
      700   Banco di Desio e della Brianza SpA ......................          8
      854   Brembo SpA ..............................................         10
    1,100   Buzzi Unicem SpA ........................................         31

                       See Notes to Financial Statements.

VT INTERNATIONAL GROWTH FUND
December 31, 2006

                                                                          VALUE
  SHARES                                                                 (000S)
---------                                                               --------
COMMON STOCKS (CONTINUED)
   ITALY (CONTINUED)
      800   Cementir SpA ............................................   $      7
      300   Danieli & C. Officine Meccaniche SpA ....................          6
   43,016   Eni SpA .................................................      1,447
    1,169   Fondiaria-SAI SpA .......................................         56
      100   Italjolly - Compagnia Italiana dei Jolly Hotels SpA+ ....          3
      200   MARR SpA ................................................          2
    8,000   SanPaolo IMI SpA ........................................        186
   10,900   Terna Rete Elettrica Nationale SpA ......................         37
  111,600   UniCredito Italiano SpA .................................        976
      491   Valentino Fashion Group SpA .............................         20
                                                                        --------
                                                                           3,111
                                                                        --------
   NORWAY - 1.3%
    3,000   ABG Sundal Collier ASA ..................................          6
    4,500   Acta Holding ASA ........................................         24
    6,160   Aker Kvaerner ASA+ ......................................        764
    4,000   Deep Sea Supply ASA+ ....................................         12
   10,600   DnB NOR ASA .............................................        150
    3,000   Ementor ASA+ ............................................         17
    2,984   Norske Skogindustrier ASA ...............................         51
   24,000   Petrolia Drilling ASA+ ..................................         14
      500   Sparebanken Midt-Norge ..................................          7
    2,100   Tandberg ASA ............................................         31
   49,800   Telenor ASA .............................................        933
      250   Veidekke ASA ............................................          9
                                                                        --------
                                                                           2,018
                                                                        --------
   SWEDEN - 1.3%
      700   Alfa Laval AB ...........................................         32
    1,200   Assa Abloy AB, B Shares .................................         26
    4,600   Atlas Copco AB, Class A+ ................................        155
    7,000   Atlas Copco AB, Class A .................................        234
      200   Bergman & Beving AB, B Shares ...........................          6
   21,400   ForeningsSparbanken AB ..................................        775
    2,200   JM AB ...................................................         53
      800   Meda AB, A Shares .......................................         32
    7,500   Modern Times Group AB, B Shares .........................        491
      500   Protect Data AB .........................................         14
    9,100   Telefonaktiebolaget LM Ericsson, B Shares ...............         37
   11,000   TeliaSonera AB ..........................................         90
                                                                        --------
                                                                           1,945
                                                                        --------
   SINGAPORE - 1.3% **
   30,000   Banyan Tree Holdings Ltd.+, ++ ..........................         30
   10,000   CapitaRetail China Trust+ ...............................         14
   37,000   DBS Group Holdings Ltd. .................................        543
    1,000   Ezra Holdings Ltd. ......................................          3
   12,000   Ho Bee Investment Ltd. ..................................         11
   12,000   K1 Ventures Ltd. ........................................          3
   20,000   Labroy Marine Ltd. ......................................         24
   25,000   MMI Holdings Ltd. .......................................         17
   91,600   Oversea-Chinese Banking Corporation Ltd. ................        459

                                                                          VALUE
  SHARES                                                                 (000S)
---------                                                               --------
    6,000   Raffles Education Corporation Ltd. ......................   $      7
   11,654   Singapore Telecommunications Ltd.++ .....................         25
  211,000   StarHub Ltd. ............................................        362
   21,000   United Overseas Bank Ltd. ...............................        265
   51,400   UOL Group Ltd. ..........................................        145
    4,000   Wheelock Properties (Singapore) Ltd. ....................          6
   13,000   Yanlord Land Group Ltd.+, ++ ............................         21
                                                                        --------
                                                                           1,935
                                                                        --------
   IRELAND - 1.2%
   26,764   Allied Irish Banks PLC ..................................        798
   15,900   Bank of Ireland .........................................        366
   34,800   C&C Group PLC ...........................................        618
      168   FBD Holdings PLC ........................................          9
      700   IAWS Group PLC ..........................................         18
    1,455   Kingspan Group PLC ......................................         39
                                                                        --------
                                                                           1,848
                                                                        --------
   SOUTH AFRICA - 1.2%
    4,800   ABSA Group Ltd. .........................................         85
    1,200   Anglo Platinum Ltd. .....................................        146
      900   AngloGold Ashanti Ltd. ..................................         42
      700   AngloGold Ashanti Ltd., Sponsored ADR ...................         33
   17,700   Aveng Ltd. ..............................................         85
    3,000   Bidvest Group Ltd. ......................................         57
    1,828   Cashbuild Ltd. ..........................................         13
    8,400   Edgars Consolidated Stores Ltd. .........................         47
    1,400   Exxaro Resources Ltd. ...................................         11
   14,700   FirstRand Ltd. ..........................................         46
    4,300   Gold Fields Ltd. ........................................         81
    5,800   Harmony Gold Mining Company Ltd.+ .......................         92
    4,900   Impala Platinum Holdings Ltd. ...........................        128
    9,793   Investec Ltd. ...........................................        122
    2,100   Mittal Steel South Africa Ltd. ..........................         29
    1,000   Mr. Price Group Ltd. ....................................          4
   13,784   Murray & Roberts Holdings Ltd. ..........................         79
   11,540   Mvelaphanda Resources Ltd.+ .............................         64
    1,600   Naspers Ltd., N Shares ..................................         38
    3,161   Nedbank Group Ltd. ......................................         60
   27,000   Sanlam Ltd. .............................................         70
    3,000   Sappi Ltd. ..............................................         50
    1,200   Sappi Ltd., Sponsored ADR ...............................         20
    5,200   Sasol Ltd. ..............................................        192
   16,900   Shoprite Holdings Ltd. ..................................         62
    4,100   Standard Bank Group Ltd. ................................         55
    2,400   Telkom SA Ltd. ..........................................         48
    2,600   Truworths International Ltd. ............................         12
    3,841   Wilson Bayly Holmes-Ovcon Ltd. ..........................         40
                                                                        --------
                                                                           1,811
                                                                        --------
   RUSSIA - 1.1%
    9,200   Gazprom, Sponsored ADR ..................................        423
    3,618   Gazprom, Sponsored ADR (F) ..............................        166
    3,600   LUKOIL, Sponsored ADR ...................................        317
      900   Mining and Metallurgical Company Norilsk
               Nickel, ADR ..........................................        141

                       See Notes to Financial Statements.

VT INTERNATIONAL GROWTH FUND
December 31, 2006

                                                                          VALUE
  SHARES                                                                 (000S)
---------                                                               --------
COMMON STOCKS (CONTINUED)
   RUSSIA (CONTINUED)
    2,200   Mobile TeleSystems, Sponsored ADR .......................   $    110
      100   Novolipetsk Steel, GDR++ ................................          2
    2,159   OAO TMK, GDR+ ...........................................         76
    1,700   Unified Energy System of Russia, GDR ....................        184
      300   Vimpel-Communications, Sponsored ADR+ ...................         24
    1,700   Wimm-Bill-Dann Foods, ADR ...............................        113
    1,400   X 5 Retail Group NV, GDR+ ...............................         36
                                                                        --------
                                                                           1,592
                                                                        --------
   FINLAND - 1.0%
    1,500   Elisa OyJ ...............................................         41
   24,700   Fortum Oyj ..............................................        701
      386   HK Ruokatalo Oyj, Class A ...............................          7
    1,793   KCI Konecranes Oyj+ .....................................         53
    8,800   Metso Corporation .......................................        443
    1,900   Neste Oil Oyj ...........................................         58
    6,900   Nokia Oyj ...............................................        140
      299   Poyry Oyj ...............................................          5
    4,100   UPM-Kymmene Oyj .........................................        103
                                                                        --------
                                                                           1,551
                                                                        --------
   MEXICO - 0.7%
    2,000   Alsea SA de CV ..........................................         11
    4,700   America Movil SA de CV, ADR .............................        213
   39,700   Carso Infraestructura y Construccion SA de CV+ ..........         38
   60,000   Cemex SAB de CV, CPO+ ...................................        203
    1,500   Coca-Cola Femsa, SA de CV ...............................          6
      800   Consorcio ARA, SA de CV .................................          5
   20,900   Controladora Comercial Mexicana SA de CV ................         54
    1,200   Grupo Aeroportuario del Centro Norte, SA de CV, ADR+ ....         27
   23,042   Grupo Financiero Banorte SA de CV .......................         90
    7,700   Grupo Financiero Inbursa SA de CV .......................         15
    3,200   Grupo Mexico SAB de CV ..................................         12
    5,400   Grupo Televisa SA, Sponsored ADR ........................        146
   13,600   Impulsora del Desarrollo y el Empleo en America Latina,
               SA de CV+ ............................................         17
   11,800   Industrias CH SA, Series B+ .............................         50
   18,800   Kimberly-Clark de Mexico, SA de CV ......................         87
   18,600   Wal-Mart de Mexico SA de CV, Series V ...................         82
                                                                        --------
                                                                           1,056
                                                                        --------
   TAIWAN - 0.6% **
   11,384   AU Optronics Corporation, ADR ...........................        157
   22,800   Fubon Financial Holding Company, Ltd., GDR ..............        213
   31,800   Hon Hai Precision Industry Company, Ltd., GDR++ .........        454
   10,320   Taiwan Semiconductor Manufacturing Company Ltd.,
               Sponsored ADR ........................................        113
                                                                        --------
                                                                             937
                                                                        --------

                                                                          VALUE
  SHARES                                                                 (000S)
---------                                                               --------
   BRAZIL - 0.5%
    2,600   Cia Vale do Rio Doce, Sponsored ADR .....................   $     77
    4,000   Petroleo Brasileiro SA, Sponsored ADR ...................        412
    1,400   Petroleo Brasiliero SA, Sponsored ADR ...................        130
      800   Telemig Celular Participacoes SA, ADR ...................         31
      400   Unibanco - Uniao de Bancos Brasileiros SA, GDR ..........         37
    3,500   Votorantim Celulose e Papel SA, ADR+ ....................         69
                                                                        --------
                                                                             756
                                                                        --------
   INDONESIA - 0.4% **
   52,000   PT Astra Agro Lestari Tbk ...............................         73
   95,500   PT Bank Central Asia Tbk ................................         55
  219,700   PT Bank Mandiri Persero Tbk .............................         71
  239,500   PT Bank Rakyat Indonesia ................................        138
  119,000   PT Ciputra Surya Tbk ....................................         13
  142,000   PT Medco Energi Internasional Tbk .......................         56
  167,000   PT Ramayana Lestari Sentosa Tbk .........................         16
  124,100   PT Telekomunikasi Indonesia Tbk .........................        140
                                                                        --------
                                                                             562
                                                                        --------
   DENMARK - 0.3%
      200   Almindelig Brand AS+ ....................................         14
    8,400   Danske Bank AS ..........................................        372
      300   East Asiatic Company Ltd. AS ............................         17
       80   Rockwool International AS, Class B ......................         12
      900   Sydbank AS ..............................................         43
      800   TK Development AS+ ......................................         12
                                                                        --------
                                                                             470
                                                                        --------
   AUSTRIA - 0.3%
      491   Boehler-Uddeholm AG .....................................         34
    1,900   Erste Bank der Oesterreichischen Sparkassen AG ..........        146
    1,000   Raiffeisen International Bank Holding AG ................        152
      180   Schoeller-Bleckmann Oilfield Equipment AG ...............          8
       70   Semperit AG Holding .....................................          3
    4,200   Telekom Austria AG ......................................        112
                                                                        --------
                                                                             455
                                                                        --------
   PORTUGAL - 0.3%
    1,500   Altri, SGPS, SA .........................................          8
   21,600   Banco Espirito Santo, SA ................................        388
    2,790   Portucel Empresa Produtora de Pasta e Papel, SA .........          9
                                                                        --------
                                                                             405
                                                                        --------
   THAILAND - 0.3% **
    6,200   Advanced Info Service PCL (F) ...........................         13
    3,800   Advanced Info Service PCL, NVDR .........................          8
   12,900   Banpu PCL, NVDR .........................................         68
   51,900   Bumrungrad Hospital PCL (F) .............................         54
   12,300   Electricity Generating PCL, NVDR ........................         33
   33,300   Glow Energy PCL .........................................         31

                       See Notes to Financial Statements.

VT INTERNATIONAL GROWTH FUND
December 31, 2006

                                                                          VALUE
  SHARES                                                                 (000S)
---------                                                               --------
COMMON STOCKS (CONTINUED)
   THAILAND (CONTINUED)
   17,200   Kasikornbank PCL (F) ....................................   $     31
    1,600   Siam City Cement PCL (F) ................................         12
   13,600   Siam Commercial Bank PCL ................................         23
  388,600   Thai Beverage PCL++ .....................................         68
   14,000   TISCO Bank PCL (F) ......................................          9
   49,600   TISCO Bank PCL, NVDR ....................................         31
                                                                        --------
                                                                             381
                                                                        --------
   INDIA - 0.3%
    2,600   Infosys Technologies Ltd., Sponsored ADR ................        142
   11,600   United Spirits Ltd., GDR ................................        121
    7,200   Wipro Ltd., ADR .........................................        116
                                                                        --------
                                                                             379
                                                                        --------
   SOUTH KOREA - 0.2% **
    1,100   Kookmin Bank, Sponsored ADR .............................         89
      600   LG.Philips LCD Company Ltd., ADR+ .......................          9
    2,000   Macquarie Korea Infrastructure Fund, GDR++ ..............         14
    2,000   POSCO, ADR ..............................................        165
  105,000   STX Pan Ocean Company, Ltd.+ ............................         71
                                                                        --------
                                                                             348
                                                                        --------
   TURKEY - 0.2%
    3,922   Akbank AS ...............................................         23
      891   Anadolu Efes Biracilik ve Malt Sanayii AS ...............         27
      600   BIM Birlesik Magazalar AS ...............................         32
   13,000   Coca-Cola Icecek Uretim AS+, ++ .........................         98
      307   Dogan Yayin Holding AS+ .................................          1
      907   Migros Turk AS+ .........................................         12
    6,000   Selcuk Ecza Deposu Ticaret ve Sanayi AS+ ................         20
    5,074   Tupras-Turkiye Petrol Rafinerileri AS ...................         86
   13,982   Turkiye Garanti Bankasi AS ..............................         46
                                                                        --------
                                                                             345
                                                                        --------
   ISRAEL - 0.2%
      881   Bank Leumi Le-Israel BM .................................          4
   38,300   Bezeq Israeli Telecommunication
               Corporation Ltd. .....................................         62
      900   Orbotech Ltd.+ ..........................................         23
    2,300   Partner Communications Company Ltd. .....................         26
    4,000   Supersol Ltd.+ ..........................................         15
    6,600   Teva Pharmaceutical Industries Ltd.,
               Sponsored ADR ........................................        205
                                                                        --------
                                                                             335
                                                                        --------
   UNITED STATES - 0.1%
    1,900   CTC Media, Inc.+ ........................................         46
    5,432   News Corporation (F), CDI ...............................        117
    1,900   Transmeridian Exploration Inc.+ .........................          7
                                                                        --------
                                                                             170
                                                                        --------

                                                                          VALUE
  SHARES                                                                 (000S)
---------                                                               --------
   HUNGARY - 0.1%
    9,500   Magyar Telekom Telecommunications+ ......................   $     53
      600   MOL Hungarian Oil and Gas NyRT ..........................         68
                                                                        --------
                                                                             121
                                                                        --------
   CHILE - 0.1%
      500   Banco Santander Chile SA, ADR ...........................         24
      100   Cia de Telecomunicaciones de Chile SA,
               ADR ..................................................          1
    4,300   Embotelladora Andina SA, Class A, ADR ...................         66
   24,084   Ripley Corporation SA ...................................         29
                                                                        --------
                                                                             120
                                                                        --------
   LUXEMBOURG - 0.1%
    1,800   Tenaris SA, ADR .........................................         90
                                                                        --------
   PHILIPPINES - 0.0% **
    1,400   Philippine Long Distance Telephone
               Company, Sponsored ADR ...............................         72
                                                                        --------
   OMAN - 0.0%
    3,300   Bank Muscat SA OG, GDR++ ................................         41
                                                                        --------
   UNITED ARAB EMIRATES - 0.0%
      900   Kingdom Hotel Investments+ ..............................          8
    3,700   Kingdom Hotel Investments, GDR+ .........................         32
                                                                        --------
                                                                              40
                                                                        --------
   PAKISTAN - 0.0%
    1,300   Oil & Gas Development Company Ltd.++ ....................         24
                                                                        --------
   BERMUDA - 0.0%
    8,000   Golden Ocean Group Ltd.+ ................................         14
                                                                        --------
   EGYPT - 0.0%
      100   Orascom Construction Industries, GDR++ ..................         10
                                                                        --------
            Total Common Stocks
               (Cost $123,803) ......................................    146,317
                                                                        --------
RIGHTS - 0.0%
   (Cost $4)

   GERMANY - 0.0%
      200   H&R Wasag Rights ........................................          4
                                                                        --------
PREFERRED STOCKS - 0.4%
   BRAZIL - 0.0%
      900   Companhia de Bebidas das Americas, ADR ..................         44
                                                                        --------
   GERMANY - 0.4%
    2,382   Fresenius AG ............................................        512
      100   Fuchs Petrolub AG .......................................          8
    1,800   ProSiebenSat.1 Media AG .................................         58
                                                                        --------
                                                                             578
                                                                        --------
            Total Preferred Stocks
               (Cost $614) ..........................................        622
                                                                        --------

                       See Notes to Financial Statements.

VT INTERNATIONAL GROWTH FUND
December 31, 2006

PRINCIPAL
  AMOUNT                                                                  VALUE
  (000S)                                                                 (000S)
---------                                                               --------
REPURCHASE AGREEMENT - 3.3%
   (Cost $4,993)
$   4,993   Agreement with Morgan Stanley, 4.750%
               dated 12/29/2006, to be repurchased at
               $4,996,000 on 01/03/2007
               (collateralized by U.S. Treasury Bond,
               3.625% due 04/15/2028,
               market value $5,145,000) .....................           $  4,993
                                                                        --------
TOTAL INVESTMENTS (Cost $129,414*) ..........................   100.7%   151,936
OTHER ASSETS (LIABILITIES) (NET) ............................    (0.7)    (1,081)
                                                                -----   --------
NET ASSETS ..................................................   100.0%  $150,855
                                                                =====   ========

----------
*    Aggregate cost for federal tax purposes is $130,151.

** Investments in the areas of the Pacific Rim at December 31, 2006, are 28.9% of the total net assets of the Fund.

+    Non-income producing security.

++ Security acquired in a transaction exempt from registration under Rule 144Aof the Securities Act of 1933, as amended.

AT DECEMBER 31, 2006, SECTOR DIVERSIFICATION WAS AS FOLLOWS:

                                                              % OF        VALUE
SECTOR DIVERSIFICATION                                     NET ASSETS    (000S)
----------------------                                     ----------   --------
COMMON STOCKS:
Banks .................................................       17.6%     $ 26,545
Capital Goods .........................................        9.7        14,577
Materials .............................................        9.2        13,913
Energy ................................................        8.8        13,348
Telecommunication Services ............................        5.9         8,915
Food, Beverage & Tobacco ..............................        5.6         8,376
Diversified Financials ................................        5.2         7,825
Pharmaceuticals & Biotechnology .......................        5.1         7,720
Utilities .............................................        4.3         6,524
Insurance .............................................        4.2         6,389
Automobiles & Components ..............................        3.1         4,723
Consumer Durables & Apparel ...........................        2.8         4,211
Retailing .............................................        2.6         3,870
Commercial Services & Supplies ........................        2.0         3,027
Media .................................................        1.8         2,697
Electronic Equipment & Instruments ....................        1.6         2,462
Transportation ........................................        1.5         2,312
Real Estate Investment Trusts (REITs) .................        1.5         2,164
Other .................................................        4.5         6,719
                                                             -----      --------
TOTAL COMMON STOCKS ...................................       97.0       146,317
RIGHTS ................................................        0.0             4
PREFERRED STOCKS ......................................        0.4           622
REPURCHASE AGREEMENT ..................................        3.3         4,993
                                                             -----      --------
TOTAL INVESTMENTS .....................................      100.7       151,936
OTHER ASSETS (LIABILITIES) (NET) ......................       (0.7)       (1,081)
                                                             -----      --------
NET ASSETS ............................................      100.0%     $150,855
                                                             =====      ========

                                GLOSSARY OF TERMS

ADR  -- American Depositary Receipt
CDI  -- CHESS Depositary Interest
CPO  -- Ordinary Participation Certificate
(F)  -- Foreign Shares
FDR  -- Fiduciary Depositary Receipt
GDR  -- Global Depositary Receipt
NVDR -- Non-Voting Depositary Receipt

                       See Notes to Financial Statements.

Portfolio of Investments

VT SHORT TERM INCOME FUND
December 31, 2006

PRINCIPAL
  AMOUNT                                                                  VALUE
  (000S)                                                                 (000S)
---------                                                               --------
CORPORATE BONDS AND NOTES - 69.4%
   FINANCIAL SERVICES - 19.7%
$   1,000   Berkshire Hathaway Inc., Note,
               3.375% due 10/15/2008 ................................   $    969
    1,000   CIT Group, Inc., Sr. Note,
               7.375% due 04/02/2007 ................................      1,005
      750   Fidelity National Financial, Inc. Note,
               7.300% due 08/15/2011 ................................        788
    1,000   General Electric Capital Corporation, MTN,
               5.720% due 08/22/2011 ................................      1,006
      500   Goldman Sachs Group, Inc., Note,
               4.125% due 01/15/2008 ................................        494
            Household Finance Corporation, Note:
    1,500      5.750% due 01/30/2007 ................................      1,500
      250      7.875% due 03/01/2007 ................................        251
      500   Nuveen Investments, Inc., Sr. Note,
               5.000% due 09/15/2010 ................................        492
    1,500   Rollins Truck Leasing Corporation, Deb.,
               8.375% due 02/15/2007 ................................      1,505
    1,000   Western Union Company, Bond,
               5.400% due 11/17/2011** ..............................        986
                                                                        --------
                                                                           8,996
                                                                        --------
   REAL ESTATE INVESTMENT TRUSTS/PROPERTY - 6.9%
    1,000   CPG Partners LP, Note,
               3.500% due 03/15/2009 ................................        962
      750   Developers Diversified Realty Corporation,
               Sr. Note,
               6.625% due 01/15/2008 ................................        758
      800   Duke-Weeks Realty Corporation, Note,
               7.375% due 08/01/2007 ................................        807
      600   EOP Operating LP, Note,
               7.750% due 11/15/2007 ................................        613
                                                                        --------
                                                                           3,140
                                                                        --------
   BANKS - 6.7%
    1,000   Fifth Third Bank, Note,
               2.700% due 01/30/2007 ................................        998
    1,000   JPMorgan Chase & Company, Note,
               5.350% due 03/01/2007 ................................      1,000
    1,000   SB Treasury Company LLC, Bond,
               9.400% to 06/30/2008,
               10.925% due 12/29/2049** .............................      1,052
                                                                        --------
                                                                           3,050
                                                                        --------
   CABLE TV - 6.0%
    1,250   AOL Time Warner Inc., Note,
               6.150% due 05/01/2007 ................................      1,252
    1,000   Cox Enterprises, Inc., Note,
               4.375% due 05/01/2008** ..............................        983
      500   Univision Communications Inc., Company
               Guarantee,
               7.850% due 07/15/2011 ................................        504
                                                                        --------
                                                                           2,739
                                                                        --------
   HEALTH CARE - 5.4%
    1,500   Amgen Inc., Sr. Note,
               4.000% due 11/18/2009 ................................      1,456

PRINCIPAL
  AMOUNT                                                                  VALUE
  (000S)                                                                 (000S)
---------                                                               --------
$   1,000   Cardinal Health, Inc., Note,
               6.250% due 07/15/2008 ................................   $  1,011
                                                                        --------
                                                                           2,467
                                                                        --------
   UTILITIES - 5.3%
    1,000   Constellation Energy Group, Inc., Note,
               6.350% due 04/01/2007 ................................      1,001
      350   Pacific Gas & Electric Company, First
               Mortgage,
               3.600% due 03/01/2009 ................................        338
      350      Sempra Energy, Note,
               4.750% due 05/15/2009 ................................        346
      750      Texas-New Mexico Power
               Company, Sr. Note,
               6.250% due 01/15/2009 ................................        759
                                                                        --------
                                                                           2,444
                                                                        --------
   TELECOMMUNICATIONS - 4.4%
      500   Koninklijke (Royal) KPN NV, Sr. Note,
               8.000% due 10/01/2010 ................................        539
      500   TELUS Corporation, Note,
               7.500% due 06/01/2007 ................................        504
    1,000   Verizon Global Funding Corporation, Note,
               4.000% due 01/15/2008 ................................        987
                                                                        --------
                                                                           2,030
                                                                        --------
   AUTO MANUFACTURING & PARTS - 4.4%
    1,000   Ford Motor Credit Company, Note,
               6.500% due 01/25/2007 ................................      1,000
    1,000   Toyota Motor Credit Corporation, Note,
               5.650% due 01/15/2007 ................................      1,000
                                                                        --------
                                                                           2,000
                                                                        --------
   GAMING/LEISURE - 4.3%
    1,000   Carnival Corporation, Company Guarantee,
               3.750% due 11/15/2007 ................................        987
    1,000   Harrah's Operating Company, Inc.,
               Company Guarantee,
               5.500% due 07/01/2010 ................................        980
                                                                        --------
                                                                           1,967
                                                                        --------
   SERVICES - 2.2%
    1,000   PHH Corporation, Note,
               6.000% due 03/01/2008 ................................      1,001
                                                                        --------
   INFORMATION TECHNOLOGY - 1.6%
      750   Cisco Systems, Inc., Note,
               5.250% due 02/22/2011 ................................        752
                                                                        --------
   BUILDING PRODUCTS - 1.4%
      600   Mohawk Industries, Inc., Note,
               Series D,
               7.200% due 04/15/2012 ................................        623
                                                                        --------
   FOOD - 1.1%
      500   CVS Corporation, Note,
               4.000% due 09/15/2009 ................................        483
                                                                        --------
            Total Corporate Bonds and Notes
               (Cost $32,024) .......................................     31,692
                                                                        --------

                       See Notes to Financial Statements.

VT SHORT TERM INCOME FUND
December 31, 2006

PRINCIPAL
  AMOUNT                                                                  VALUE
  (000S)                                                                 (000S)
---------                                                               --------
COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS) - 13.7%
$   1,000   Banc of America Mortgage Securities, Inc.,
               Pass-through Certificates,
               Series 2003-6, Class 1A30,
               4.750% due 08/25/2033 ........................           $    983
      815   Cendant Mortgage Corporation,
               Series 2003-3P, Class A1,
               5.500% due 04/25/2020** ......................                806
      836   Chase Mortgage Finance Corporation,
               Series 2005-S1, Class 1A8,
               5.500% due 05/25/2035 ........................                834
      472   Credit Suisse First Boston Mortgage Securities
               Corporation, Pass-through Certificates,
               Series 2003-29, Class 4A1,
               6.000% due 12/25/2033 ........................                477
            Federal Home Loan Mortgage Corporation:
      326      Series 2552, Class KB,
               4.250% due 06/15/2027 ........................                323
    1,000      Series 2811, Class NU,
               4.500% due 05/15/2030 ........................                970
      749   Federal National Mortgage Association,
               Series 2005-100, Class QA,
               5.000% due 11/25/2035 ........................                739
      518   Government National Mortgage Association,
               Series 2002-70, Class PA,
               4.500% due 08/20/2032 ........................                501
      623   GSR Mortgage Loan Trust, Pass-through
               Certificates,
               Series 2005-1F, Class 2A1,
               6.000% due 02/25/2035 ........................                625
                                                                        --------
            Total CMOs
               (Cost $6,355) ................................              6,258
                                                                        --------
U.S. GOVERNMENT AGENCY OBLIGATIONS - 7.3%
      863   Federal Home Loan Bank,
               Series 00-0606, Class Y,
               5.270% due 12/28/2012 ........................                862
            Federal Home Loan Mortgage Corporation Note:
    1,000      4.125% due 07/12/2010 ........................                975
    1,000      5.250% due 07/18/2011 ........................              1,012
      500   Federal National Mortgage Association, Note,
               5.800% due 07/16/2013 ........................                498
                                                                        --------
            Total U.S. Government Agency Obligations
               (Cost $3,366) ................................              3,347
                                                                        --------
   ASSET-BACKED SECURITIES (ABSS) - 3.4%
      375   Atlantic City Electric Transition Funding LLC,
               Series 2003-1, Class A1,
               2.890% due 07/20/2011 ........................                364
       80   Green Tree Financial Corporation,
               Series 1995-6, Class B1,
               7.700% due 09/15/2026 ........................                 74
       33   Green Tree Home Improvement,
               Series 1995-D, Class B2,
               7.450% due 09/15/2025 ........................                 33
       87   Mid-State Trust, Series 4, Class A,
               8.330% due 04/01/2030 ........................                 89

PRINCIPAL
  AMOUNT                                                                  VALUE
  (000S)                                                                 (000S)
---------                                                               --------
$   1,000   WFS Financial Owner Trust, Series 2004-3, Class A4,
               3.930% due 02/17/2012 ........................           $    987
                                                                        --------
            Total ABSs
               (Cost $1,573) ................................              1,547
                                                                        --------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 2.1%
   FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) - 0.7%
      139   6.500% due 01/01/2014 ...........................                142
      135   8.000% due 05/01/2027 ...........................                142
       18   8.500% due 11/01/2017 ...........................                 19
                                                                        --------
            Total FNMA
               (Cost $292) ..................................                303
                                                                        --------
ADJUSTABLE RATE MORTGAGE-BACKED SECURITIES (ARMS) - 0.5%
       15   Federal Home Loan Mortgage Corporation (FHLMC),
               5.478% due 11/01/2021+ .......................                 16
            Federal National Mortgage Association (FNMA):
      190      4.670% due 11/01/2032+ .......................                191
        5      6.125% due 04/01/2019+ .......................                  5
       14      6.132% due 11/01/2035+ .......................                 14
        6      7.204% due 01/01/2019+ .......................                  6
        1      7.411% due 11/01/2022+ .......................                  1
        9      7.466% due 11/01/2021+ .......................                  9
                                                                        --------
            Total ARMs
               (Cost $247) ..................................                242
                                                                        --------
FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) - 0.5%
      200   6.000% due 05/01/2017 ...........................                203
        9   9.500% due 08/01/2016 ...........................                 10
                                                                        --------
            Total FHLMC
               (Cost $211) ..................................                213
                                                                        --------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) - 0.4%
       12   8.000% due 06/15/2009--08/15/2012 ...............                 12
       17   9.000% due 12/15/2020--04/20/2025 ...............                 18
      134   10.000% due 02/15/2018--04/15/2025 ..............                147
       10   11.000% due 12/15/2015 ..........................                 12
                                                                        --------
            Total GNMA
               (Cost $182) ..................................                189
                                                                        --------
            Total U.S. Government Agency Mortgage-Backed
               Securities
               (Cost $932) ..................................                947
                                                                        --------
U.S. TREASURY NOTE - 0.6%
   (Cost $268)
      275   3.250% due 08/15/2008 ...........................                268
                                                                        --------
COMMERCIAL MORTGAGE-BACKED SECURITIES (CMBS) - 0.3%
   (Cost $153)
      154   GMAC Commercial Mortgage Securities Inc.,
               Series 1999-CTL1, Class A,
               7.151% due 02/15/2008** ......................                155
                                                                        --------

                       See Notes to Financial Statements.

VT SHORT TERM INCOME FUND
December 31, 2006

PRINCIPAL
  AMOUNT                                                                  VALUE
  (000S)                                                                 (000S)
---------                                                               --------
REPURCHASE AGREEMENT - 1.8%
   (Cost $841)
$     841   Agreement with Morgan Stanley, 4.750% dated
               12/29/2006, to be repurchased at $842,000 on
               01/03/2007 (collateralized by U.S. Treasury
               Bond, 3.625% due 04/15/2028, market value
               $867,000) ....................................           $    841
                                                                        --------
TOTAL INVESTMENTS++ (Cost $45,512*) .........................    98.6%    45,055
OTHER ASSETS (LIABILITIES) (NET) ............................     1.4        632
                                                                -----   --------
NET ASSETS ..................................................   100.0%  $ 45,687
                                                                =====   ========

----------
*    Aggregate cost for federal tax purposes is $45,516.

** Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933, as amended.

+ Variable rate security. The interest rate shown reflects the rate in effect at December 31, 2006.

++   All securities segregated as collateral for futures contracts.

                                GLOSSARY OF TERMS

MTN -- Medium-Term Note

                                                                      UNREALIZED
NUMBER OF                                                    VALUE   APPRECIATION
CONTRACTS                                                   (000S)      (000S)
---------                                                   ------   -----------
FUTURES CONTRACTS-SHORT POSITION
       35   U.S. 5 Year Treasury Note, March 2007........   $3,677   $        31
                                                            ======   ===========

                       See Notes to Financial Statements.

Portfolio of Investments

VT U.S. GOVERNMENT SECURITIES FUND
December 31, 2006

PRINCIPAL
  AMOUNT                                                                  VALUE
  (000S)                                                                 (000S)
---------                                                               --------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 67.9%
   FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) - 34.0%
$   2,680   4.000% due 08/01/2018 ...........................           $  2,528
   12,530   4.500% due 04/01/2018--06/01/2035 ...............             11,937
   30,883   5.000% due 04/01/2018--06/01/2036 ...............             29,854
   25,619   5.500% due 12/01/2008--09/01/2035 ...............             25,413
   10,584   6.000% due 01/01/2013--05/01/2034 ...............             10,690
    3,074   6.500% due 11/01/2016--01/01/2032 ...............              3,157
    5,905   7.000% due 04/01/2008--07/01/2036 ...............              6,060
       82   7.500% due 02/01/2031 ...........................                 86
       29   8.000% due 12/01/2030 ...........................                 30
       63   8.500% due 07/01/2029 ...........................                 67
        7   8.750% due 01/01/2013 ...........................                  7
                                                                        --------
            Total FHLMC
               (Cost $91,828) ...............................             89,829
                                                                        --------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) - 27.3%
    4,330   4.500% due 12/01/2018--11/01/2019 ...............              4,185
   18,486   5.000% due 04/01/2018--12/01/2035 ...............             18,044
   27,972   5.500% due 01/01/2017--11/01/2035 ...............             27,698
    8,343   6.000% due 12/01/2016--10/01/2035 ...............              8,419
   12,047   6.500% due 09/01/2024--05/01/2036 ...............             12,309
      710   7.000% due 08/01/2028--11/01/2031 ...............                731
       64   7.500% due 11/01/2029 ...........................                 66
      277   8.000% due 05/01/2022--09/01/2027 ...............                291
      138   8.500% due 02/01/2023--10/01/2027 ...............                147
       61   9.000% due 09/01/2030 ...........................                 67
                                                                        --------
            Total FNMA
               (Cost $73,260) ...............................             71,957
                                                                        --------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) - 4.8%
    6,124   5.500% due 07/20/2033--03/20/2034 ...............              6,085
    4,758   6.000% due 02/20/2029--08/15/2034 ...............              4,826
    1,084   6.500% due 03/20/2031--04/20/2034 ...............              1,110
      272   7.000% due 01/15/2028--06/20/2031 ...............                281
      380   7.500% due 01/15/2023--11/15/2023 ...............                399
       33   7.750% due 12/15/2029 ...........................                 35
       25   8.000% due 07/15/2026--06/15/2027 ...............                 26
                                                                        --------
            Total GNMA
               (Cost $12,970) ...............................             12,762
                                                                        --------
ADJUSTABLE RATE MORTGAGE-BACKED SECURITIES (ARMS) - 1.8%
    1,749   Federal Home Loan Mortgage Corporation,
               5.849% due 01/01/2037+ .......................              1,750
    2,975   Federal National Mortgage Association,
               5.988% due 10/01/2036+ .......................              2,998
                                                                        --------
            Total Adjustable Rate Mortgage-Backed Securities
               (ARMs)
               (Cost $4,761) ................................              4,748
                                                                        --------
            Total U.S. Government Agency Mortgage-Backed
               Securities
               (Cost $182,819) ..............................            179,296
                                                                        --------

PRINCIPAL
  AMOUNT                                                                  VALUE
  (000S)                                                                 (000S)
---------                                                               --------
COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS) - 18.4%
            Banc of America Mortgage Securities, Inc.,
               Pass-through Certificates:
$   3,500      Series 2003-6, Class 1A30,
               4.750% due 08/25/2033 ........................           $  3,440
    1,222      Series 2004-4, Class 2A1,
               5.500% due 05/25/2034 ........................              1,201
    2,365   Chase Mortgage Finance Corporation,
               Series 2005-S1, Class 1A15,
               6.000% due 05/25/2035 ........................              2,366
      746   Countrywide Alternative Loan Trust,
               Series 2003-13T1, Class A1,
               4.000% due 08/25/2033 ........................                732
            Countrywide Home Loans:
    2,552      Series 2003-50, Class A1,
               5.000% due 11/25/2018 ........................              2,494
    4,000      Series 2004-4, Class A5,
               5.250% due 05/25/2034 ........................              3,933
            Credit Suisse First Boston Mortgage Securities
               Corporation, Pass-through Certificates:
    1,924      Series 2003-11, Class 1A3,
               4.500% due 06/25/2033 ........................              1,893
    1,992      Series 2003-8, Class 1A1,
               5.750% due 04/25/2033 ........................              1,978
            Federal Home Loan Mortgage Corporation:
    2,387      Series 2449, Class ND,
               6.500% due 05/15/2030 ........................              2,396
    1,382      Series 2551, Class QK,
               5.500% due 01/15/2033 ........................              1,368
    1,203      Series 2575, Class LM,
               4.500% due 05/15/2032 ........................              1,175
    2,000      Series 2981, Class PC,
               5.500% due 10/15/2031 ........................              1,991
            Federal National Mortgage Association:
    3,000      Grantor Trust, Series 2000-T5, Class B,
               7.300% due 05/25/2010 ........................              3,214
    1,649      Series 2002-16, Class TM,
               7.000% due 04/25/2032 ........................              1,708
    2,635      Series 2002-86, Class JC,
               5.500% due 02/25/2032 ........................              2,622
    3,317      Series 2003-58, Class PI,
               Zero Coupon due 02/25/2027 ...................                161
            Federal National Mortgage Association,
               REMIC, Pass-through Certificates:
       26      Series 1989-90, Class E,
               8.700% due 12/25/2019 ........................                 28
      477      Series 1992-55, Class DZ,
               8.000% due 04/25/2022 ........................                487
            GSR Mortgage Loan Trust, Pass-through
               Certificates:
    1,337      Series 2003-4F, Class 2A3,
               5.000% due 05/25/2033 ........................              1,328
    2,492      Series 2005-1F, Class 2A1,
               6.000% due 02/25/2035 ........................              2,499
            Prime Mortgage Trust:
    2,517      Series 2004-2, Class A2,
               4.750% due 11/25/2019 ........................              2,432
    2,540      Series 2005-4, Class 1A1,
               4.750% due 10/25/2020 ........................              2,486

                       See Notes to Financial Statements.

VT U.S. GOVERNMENT SECURITIES FUND
December 31, 2006

PRINCIPAL
  AMOUNT                                                                  VALUE
  (000S)                                                                 (000S)
---------                                                               --------
COLLATERALIZED MORTGAGE OBLIGATIONS
   (CMOS) (CONTINUED)
$   3,000   Residential Funding Mortgage Security,
               Series 2003-S20, Class 1A4,
               5.500% due 12/25/2033 ........................           $  2,938
    2,400   Structured Asset Securities Corporation,
               Series 2005-6, Class 4A1,
               5.000% due 05/25/2035 ........................              2,308
    1,378   Vendee Mortgage Trust,
               Series 2000-3, Class 2H,
               7.500% due 11/15/2014 ........................              1,378
                                                                        --------
            Total CMOs
               (Cost $49,325) ...............................             48,556
                                                                        --------
U.S. TREASURY OBLIGATIONS - 8.0%
   U.S. TREASURY NOTES - 8.0%
    2,000   4.000% due 02/15/2014 ...........................              1,914
    2,000   4.250% due 11/15/2013 ...........................              1,947
   10,000   4.500% due 02/28/2011 ...........................              9,926
    1,000   4.500% due 02/15/2036 ...........................                951
    5,000   4.750% due 05/15/2014 ...........................              5,013
    1,000   4.875% due 08/15/2016 ...........................              1,012
      350   6.250% due 02/15/2007 ...........................                351
                                                                        --------
            Total U.S. Treasury Obligations
               (Cost $21,217) ...............................             21,114
                                                                        --------
U.S. GOVERNMENT AGENCY OBLIGATIONS - 4.4%
            Federal Home Loan Bank, Bond:
    2,000      4.500% due 09/16/2013 ........................              1,946
    2,500      6.500% due 08/14/2009 ........................              2,592
    3,000      7.375% due 02/12/2010 ........................              3,204
    2,000   Federal National Mortgage Association, Note,
               6.000% due 02/03/2020 ........................              1,968
    2,000   Housing Urban Development, Government Guarantee,
               Series 99-A,
               6.160% due 08/01/2011 ........................              2,024
                                                                        --------
            Total U.S. Government Agency Obligations
               (Cost $11,664) ...............................             11,734
                                                                        --------

PRINCIPAL
  AMOUNT                                                                  VALUE
  (000S)                                                                 (000S)
---------                                                               --------
REPURCHASE AGREEMENT - 0.8%
   (Cost $2,030)
$   2,030   Agreement with Morgan Stanley, 4.750% dated
               12/29/2006, to be repurchased at $2,031,000 on
               01/03/2007 (collateralized by U.S. Treasury
               Bond, 3.625% due 04/15/2028, market value
               $2,091,000) ..................................           $  2,030
                                                                        --------
TOTAL INVESTMENTS (Cost $267,055*) ..........................    99.5%   262,730
OTHER ASSETS (LIABILITIES) (NET) ............................     0.5      1,365
                                                                -----   --------
NETA SSETS ..................................................   100.0%  $264,095
                                                                =====   ========

----------
*    Aggregate cost for federal tax purposes is $267,315.

+ Variable rate security. The interest rate shown reflects the rate in effect at December 31, 2006.

                                GLOSSARY OF TERMS

REMIC -- Real Estate Mortgage Investment Conduit

                       See Notes to Financial Statements.

Portfolio of Investments

VT INCOME FUND
December 31, 2006

PRINCIPAL
  AMOUNT                                                                  VALUE
  (000S)                                                                 (000S)
---------                                                               --------
CORPORATE BONDS AND NOTES - 65.5%
   FINANCIAL SERVICES/BANKS - 11.7%
$     500   American General Corporation, Note,
               7.500% due 07/15/2025 ........................           $    593
    1,000   American General Finance, Inc.,
               MTN, Series I,
               4.625% due 05/15/2009 ........................                984
      500   Aspen Insurance Holdings Ltd., Sr. Note,
               6.000% due 08/15/2014 ........................                492
      400   Banc One Corporation, Sub. Note,
               10.000% due 08/15/2010 .......................                457
    1,000   Bank of America Corporation,
               5.420% due 03/15/2017** ......................                985
            CIT Group Inc.:
    1,000      Bond,
               5.400% due 01/30/2016 ........................                982
      500      Sr. Note,
               7.750% due 04/02/2012 ........................                551
    3,000   Citigroup Inc., Note,
               6.500% due 01/18/2011 ........................              3,139
    1,000   Farmers Insurance Exchange, Note,
               6.000% due 08/01/2014** ......................                989
    2,500   Goldman Sachs Group, Inc., Bond,
               6.875% due 01/15/2011 ........................              2,646
            Jefferies Group, Inc.:
      500      Sr. Deb.,
               6.250% due 01/15/2036 ........................                485
    1,500      Sr. Note,
               7.750% due 03/15/2012 ........................              1,633
    1,000   JPMorgan Chase & Company, Sub. Note,
               5.125% due 09/15/2014 ........................                983
    1,000   Legg Mason, Inc., Sr. Note,
               6.750% due 07/02/2008 ........................              1,020
    2,000   Merrill Lynch & Company Inc., Note,
               6.000% due 02/17/2009 ........................              2,033
            Morgan Stanley:
    1,000      Sr. Note,
               6.250% due 08/09/2026 ........................              1,046
    1,000      Sub. Note,
               4.750% due 04/01/2014 ........................                956
    1,100   NCNB Corporation, Sub. Note,
               9.375% due 09/15/2009 ........................              1,213
    2,250   Wells Fargo & Company, Sub. Note,
               4.625% due 04/15/2014 ........................              2,131
                                                                        --------
                                                                          23,318
                                                                        --------
   UTILITIES - 8.6%
    1,000   Arizona Public Service Company, Note,
               6.500% due 03/01/2012 ........................              1,033
    1,850   Illinois Power Company, First Mortgage,
               7.500% due 06/15/2009 ........................              1,923
    1,000   Metropolitan Edison Company, Sr. Note,
               4.950% due 03/15/2013 ........................                962
    2,000   Mirant Americas Generation, LLC, Sr. Note,
               8.500% due 10/01/2021 ........................              2,025
    1,000   Ohio Edison Company, Sr. Note,
               5.450% due 05/01/2015 ........................                980
    2,000   Oncor Electric Delivery Company, Deb.,
               7.000% due 09/01/2022 ........................              2,151

PRINCIPAL
  AMOUNT                                                                  VALUE
  (000S)                                                                 (000S)
---------                                                               --------
$   2,250   Pacific Gas & Electric Company, First Mortgage,
               4.200% due 03/01/2011 ........................           $  2,154
            PacifiCorp, First Mortgage:
    1,500      4.950% due 08/15/2014 ........................              1,450
    1,000      5.250% due 06/15/2035 ........................                916
      500   Public Service Company of New Mexico,
               Sr. Note,
               4.400% due 09/15/2008 ........................                491
    1,500   Southwestern Electric Power Company, Note,
               5.375% due 04/15/2015 ........................              1,467
    1,500   Texas-New Mexico Power Company, Sr. Note,
               6.250% due 01/15/2009 ........................              1,519
                                                                        --------
                                                                          17,071
                                                                        --------
   OIL & GAS - 6.9%
    1,200   ANR Pipeline Company, Deb.,
               9.625% due 11/01/2021 ........................              1,593
    1,750   Consolidated Natural Gas Company, Sr. Note,
               6.850% due 04/15/2011 ........................              1,841
    2,500   El Paso Natural Gas Company, Deb.,
               7.500% due 11/15/2026 ........................              2,802
    1,000   Enterprise Products Partners LP, Company
               Guarantee,
               6.375% due 02/01/2013 ........................              1,027
    1,345   Express Pipeline LP, Sub. Note,
               7.390% due 12/31/2017** ......................              1,426
      775   Hanover Compressor Company,
               Sr. Note,
               8.625% due 12/15/2010 ........................                810
            Petro-Canada:
      500      Deb.,
               9.250% due 10/15/2021 ........................                642
    1,000      Note,
               4.000% due 07/15/2013 ........................                908
    1,000   Southern Natural Gas Company, Sr. Note,
               8.000% due 03/01/2032 ........................              1,169
    1,500   XTO Energy Inc., Sr. Note,
               6.250% due 04/15/2013 ........................              1,547
                                                                        --------
                                                                          13,765
                                                                        --------
   CONSUMER PRODUCTS/SERVICES - 5.9%
    2,000   Allied Waste North America, Inc., Sr. Note,
               7.250% due 03/15/2015 ........................              2,002
    1,750   Carnival Corporation, Deb.,
               7.200% due 10/01/2023 ........................              1,934
    1,000   Mattel, Inc., Note,
               7.300% due 06/13/2011 ........................              1,056
    1,500   Reed Elsevier Capital Inc., Company Guarantee,
               6.750% due 08/01/2011 ........................              1,571
            Royal Caribbean Cruises Ltd.:
               Sr. Note:
    1,000      6.875% due 12/01/2013 ........................              1,014
    1,000      8.750% due 02/02/2011 ........................              1,093
    1,500   Sealed Air Corporation,
               Conv. Sr. Note,
               3.000% due 06/30/2033** ......................              1,556
    1,500   Waste Management Inc., Sr. Note,
               7.375% due 08/01/2010 ........................              1,596
                                                                        --------
                                                                          11,822
                                                                        --------

                       See Notes to Financial Statements.

VT INCOME FUND
December 31, 2006

PRINCIPAL
  AMOUNT                                                                  VALUE
  (000S)                                                                 (000S)
---------                                                               --------
CORPORATE BONDS AND NOTES (CONTINUED)
   TELECOMMUNICATIONS - 4.9%
$   4,000   Deutsche Telephone Finance, Company Guarantee,
               8.000% due 06/15/2010 ........................           $  4,331
    2,000   Qwest Corporation, Note,
               8.875% due 03/15/2012 ........................              2,228
    1,000   TELUS Corporation, Note,
               8.000% due 06/01/2011 ........................              1,094
    2,000   Vodafone Group PLC, Note,
               7.750% due 02/15/2010 ........................              2,131
                                                                        --------
                                                                           9,784
                                                                        --------
   REAL ESTATE INVESTMENT TRUSTS (REITS) - 4.9%
            Arden Realty LP, Note:
    1,000      5.200% due 09/01/2011 ........................                998
    1,000      5.250% due 03/01/2015 ........................                987
    1,000   Developers Diversified Realty Corporation, Note,
               4.625% due 08/01/2010 ........................                973
    2,000   Health Care Property Investors, Inc., Note,
               6.000% due 03/01/2015 ........................              1,989
    2,000   Health Care REIT, Inc., Sr. Note,
               6.200% due 06/01/2016 ........................              2,010
    2,500   Healthcare Realty Trust, Inc., Sr. Note,
               8.125% due 05/01/2011 ........................              2,711
                                                                        --------
                                                                           9,668
                                                                        --------
   GAMING - 4.6%
    1,000   155E Tropicana Hooters LLC, Sr. Note,
               8.750% due 04/01/2012 ........................                860
    2,000   CCM Merger Inc., Note,
               8.000% due 08/01/2013** ......................              1,955
    1,000   Harrahs Operating Company Inc., Note,
               6.500% due 06/01/2016 ........................                895
    1,350   Old Evangeline Downs LLC / Diamond Jo LLC,
               Company Guarantee,
               8.750% due 04/15/2012 ........................              1,337
    2,000   Park Place Entertainment Corporation, Sr. Note,
               7.500% due 09/01/2009 ........................              2,075
    2,000   Riviera Holdings Corporation, Company Guarantee,
               11.000% due 06/15/2010 .......................              2,120
                                                                        --------
                                                                           9,242
                                                                        --------
   HEALTH CARE - 4.4%
    2,000   Cardinal Health, Inc., Note,
               6.750% due 02/15/2011 ........................              2,095
            DVI, Inc., Sr. Note, (in default):
      900      9.875% due 02/01/2004+ .......................                 91
      400      9.875% due 02/01/2004+ .......................                 41
    2,000   HCA Inc., Sr. Note,
               8.750% due 09/01/2010 ........................              2,085
    1,500   HealthSouth Corporation, Sr. Note,
               10.750% due 06/15/2016** .....................              1,614
    3,000   Tenet Healthcare Corporation, Sr. Note,
               6.375% due 12/01/2011 ........................              2,745
                                                                        --------
                                                                           8,671
                                                                        --------

PRINCIPAL
  AMOUNT                                                                  VALUE
  (000S)                                                                 (000S)
---------                                                               --------
   MEDIA - 3.8%
$   1,500   Comcast Cable Communications Inc., Sr. Note,
               7.125% due 06/15/2013 ........................           $  1,617
    2,500   Cox Communications, Inc., Note,
               7.875% due 08/15/2009 ........................              2,646
    1,200   News America Holdings Inc., Sr. Deb.,
               8.000% due 10/17/2016 ........................              1,378
    1,000   News America Inc, Company Guarantee,
               6.400% due 12/15/2035 ........................                993
      500   Tele-Communications, Inc., Sr. Deb.,
               7.875% due 08/01/2013 ........................                556
      300   Time Warner Inc., Deb.,
               9.150% due 02/01/2023 ........................                371
                                                                        --------
                                                                           7,561
                                                                        --------
   TRANSPORTATION/AUTO - 3.0%
      110   Continental Airlines Inc., Pass-through
               Certificates, Series 1997-4C,
               6.800% due 07/02/2007 ........................                110
    2,500   Norfolk Southern Corporation, Sr. Note,
               6.200% due 04/15/2009 ........................              2,547
    2,000   Southwest Airlines Company, Pass-through
               Certificates, Series A-4,
               9.150% due 07/01/2016 ........................              2,336
    1,000   Trailer Bridge, Inc., Sr. Sec. Note,
                9.250% due 11/15/2011 .......................              1,031
                                                                        --------
                                                                           6,024
                                                                        --------
   RETAIL - 1.8%
    1,000   Fred Meyer Inc., Company Guarantee,
               7.450% due 03/01/2008 ........................              1,022
    2,500   Safeway Inc., Note,
               7.500% due 09/15/2009 ........................              2,623
                                                                        --------
                                                                           3,645
                                                                        --------
   INDUSTRIAL PRODUCTS - 1.3%
    2,000   Noranda Inc., Note,
               6.000% due 10/15/2015 ........................              2,040
      500   Weyerhaeuser Company, Deb.,
               7.375% due 03/15/2032 ........................                522
                                                                        --------
                                                                           2,562
                                                                        --------
   INFORMATION TECHNOLOGY - 1.3%
    2,500   Conexant Systems Inc., Conv. Sub. Note,
               4.000% due 02/01/2007 ........................              2,491
                                                                        --------
   INDEX PRODUCT - 1.0%
    2,000   Dow Jones CDX High Yield Series 7 Trust 1,
               Pass-through Certificates,
               8.375% due 12/29/2011** ......................              2,044
                                                                        --------
   FOREIGN GOVERNMENT - 0.7%
            Federal Republic of Brazil:
      750      Bond,
               9.250% due 10/22/2010 ........................                847
      500      Note,
               8.750% due 02/04/2025 ........................                618
                                                                        --------
                                                                           1,465
                                                                        --------

                       See Notes to Financial Statements.

VT INCOME FUND
December 31, 2006

PRINCIPAL
  AMOUNT                                                                  VALUE
  (000S)                                                                 (000S)
---------                                                               --------
CORPORATE BONDS AND NOTES (CONTINUED)
   AEROSPACE/DEFENSE - 0.7%
$   1,000   Boeing Company, Deb.,
               8.750% due 08/15/2021.........................           $  1,314
                                                                        --------
            Total Corporate Bonds and Notes
               (Cost $127,013)...............................            130,447
                                                                        --------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 22.2%
   FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) - 12.7%
    2,808   4.500% due 08/01/2033............................              2,637
   11,706   5.000% due 04/01/2018--11/01/2035................             11,391
    9,900   5.500% due 11/01/2017--04/01/2036................              9,809
      854   6.000% due 03/01/2031--05/01/2032................                862
      338   6.500% due 06/01/2029--08/01/2029................                347
      182   7.000% due 01/01/2032............................                187
       16   9.000% due 01/01/2025............................                 18
                                                                        --------
            Total FHLMC
               (Cost $25,686)................................             25,251
                                                                        --------
   FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) - 9.2%
    6,085   4.000% due 09/01/2018--10/01/2018................              5,746
    1,333   5.000% due 01/01/2018............................              1,314
    7,410   5.500% due 03/01/2033--02/01/2035................              7,333
      714   6.000% due 04/01/2032............................                721
    1,064   6.500% due 05/01/2031--05/01/2032................              1,087
       36   7.000% due 01/01/2030............................                 37
    2,000   7.630% due 02/01/2010............................              2,102
                                                                        --------
            Total FNMA
               (Cost $18,734)................................             18,340
                                                                        --------
   GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) - 0.3%
      421   6.000% due 05/20/2032............................                426
      264   7.000% due 06/20/2031............................                272
       20   9.000% due 02/15/2025............................                 22
                                                                        --------
            Total GNMA
               (Cost $705)...................................                720
                                                                        --------
            Total U.S. Government Agency Mortgage-
               Backed Securities
               (Cost $45,125)................................             44,311
                                                                        --------
U.S. TREASURY OBLIGATIONS - 9.7%
   U.S. TREASURY BONDS - 6.1%
    5,000   4.500% due 02/15/2036............................              4,755
    7,000   5.375% due 02/15/2031............................              7,498
                                                                        --------
                                                                          12,253
                                                                        --------
U.S. TREASURY NOTES - 3.6%
    1,000   4.500% due 11/15/2015............................                985
    6,000   5.125% due 05/15/2016............................              6,180
                                                                        --------
                                                                           7,165
                                                                        --------
            Total U.S. Treasury Obligations
               (Cost $19,514)................................             19,418
                                                                        --------

PRINCIPAL
  AMOUNT                                                                  VALUE
  (000S)                                                                 (000S)
---------                                                               --------
REPURCHASE AGREEMENT - 1.2%
   (Cost $2,310)
$   2,310   Agreement with Morgan Stanley, 4.750% dated
               12/29/2006, to be repurchased at $2,312,000 on
               01/03/2007 (collateralized by U.S. Treasury
               Bond, 3.625% due 04/15/2028, market value
               $2,381,000)...................................           $  2,310
                                                                        --------
TOTAL INVESTMENTS (Cost $193,962*)...........................    98.6%   196,486
OTHER ASSETS (LIABILITIES) (NET).............................     1.4      2,716
                                                                -----   --------
NET ASSETS...................................................   100.0%  $199,202
                                                                =====   ========

----------
*    Aggregate cost for federal tax purposes is $194,955.

** Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933, as amended.

+ Defaulted security is past maturity but continues to be valued in recognition of future potential worth.

                                GLOSSARY OF TERMS

MTN -- Medium-Term Note

                       See Notes to Financial Statements.

Portfolio of Investments

VT MONEY MARKET FUND
December 31, 2006

PRINCIPAL
  AMOUNT                                                                  VALUE
  (000S)                                                                 (000S)
---------                                                               --------
COMMERCIAL PAPER (DOMESTIC) - 3.8%
   (Cost $592)
$     600   Bank of America Corp,
               5.250% due 04/03/2007+++......................           $    592
                                                                        --------
COMMERCIAL PAPER (YANKEE) - 11.0%
      641   BNP Paribas Finance,
               5.190% due 04/11/2007+++......................                632
      500   Societe Generale,
               5.200% due 03/26/2007+++......................                494
      600   UBS Finance (D.E) LLC,
               5.240% due 03/08/2007+++......................                594
                                                                        --------
            Total Commercial Paper (Yankee)
               (Cost $1,720).................................              1,720
                                                                        --------
CERTIFICATE OF DEPOSIT (DOMESTIC) - 3.2%
   (Cost $500)
      500   Suntrust Bank,
               5.290% due 06/28/2007++.......................                500
                                                                        --------
CERTIFICATES OF DEPOSIT (YANKEE) - 6.4%
      500   Canadian Imperial Bank of Commerce, NY,
               5.550% due 04/27/2007++.......................                500
      500   Toronto Dominion Bank,
               5.300% due 04/13/2007.........................                500
                                                                        --------
            Total Certificates of Deposit (Yankee)
               (Cost $1,000).................................              1,000
                                                                        --------
CORPORATE BONDS AND NOTES - 26.5%
      800   ACF Parking Ltd., Note,
               (LOC: Fifth Third Bank),
               5.370% due 05/01/2022+........................                800
      710   Bank of New York Company, Inc., Sr. Note,
               5.200% due 07/01/2007.........................                709
      600   Branch Banking & Trust, Note,
               5.461% due 06/04/2007++.......................                600
      500   Citigroup Global Markets, Note, Series K,
               5.739% due 05/18/2007.........................                501
      700   Household Finance Corporation, Note,
               5.750% due 01/30/2007.........................                700
      855   Lauren Company LLC, Bond,
               (LOC: Wells Fargo Bank),
               5.370% due 07/01/2033+**......................                855
                                                                        --------
            Total Corporate Bonds and Notes
               (Cost $4,165).................................              4,165
                                                                        --------
TAXABLE MUNICIPAL BONDS - 30.2%
      750   California Statewide Communities Development
               Authority, MFHR, (Hallmark House Apartments),
               Series ZZ-T, (FNMA Collateral),
               5.420% due 12/15/2036+........................                750
      390   Michigan State Housing Development Authority,
               Revenue Bonds, Series D, (FSA Insured),
               5.260% due 06/01/2034+........................                390
      720   New York State Housing Finance Agency,
               Housing Revenue, (West 20th Street Project),
               Series B, (FNMA Collateral),
               5.280% due 05/15/2033+........................                720

PRINCIPAL
  AMOUNT                                                                  VALUE
  (000S)                                                                 (000S)
---------                                                               --------
$     600   Oakland-Alameda County, California, Coliseum
               Authority, Lease Revenue, (Coliseum Project),
               Series D, (LOC: Wachovia Bank),
               5.280% due 02/01/2011+........................           $    600
      705   Sacramento County, Pension Funding,
               Revenue Bonds, Seies C,
               (LOC: Bayerische Landesbank),
               5.360% due 07/01/2022+........................                705
      525   San Jose, California, Redevelopment Agency,
               Revenue Bonds, (Merged Area Redevelopment
               Project), Series A, (LOC: JPMorgan Chase
               Bank), 5.310% due 08/01/2028+.................                525
      405   Washington State Housing Finance Commission,
               MFHR, (Bremerton Project), Series B,
               (FNMACollateral),
               5.350% due 05/15/2033+........................                405
      645   Washington State Housing Finance
               Commission, Nonprofit Community College
               Foundation Revenue, Series B, (Community
               College Spokane Foundation),
               (LOC: Bank of America),
               5.300% due 07/01/2030+........................                645
                                                                        --------
            Total Taxable Municipal Bonds
               (Cost $4,740).................................              4,740
                                                                        --------
REPURCHASE AGREEMENT - 18.6%
   (Cost $2,912)
    2,912   Agreement with Morgan Stanley, 4.750%
               dated 12/29/2006, to be purchased at
               $2,914,000 on 01/03/2007 (collateralized by
               U.S. Treasury Bond, 3.625% due 04/15/2028,
               market value $3,001,000)......................              2,912
                                                                        --------
TOTAL INVESTMENTS (Cost $15,629*)............................    99.7%    15,629
OTHER ASSETS (LIABILITIES) (NET).............................     0.3         45
                                                                -----   --------
NET ASSETS...................................................   100.0%  $ 15,674
                                                                =====   ========

----------
*    Aggregate cost for federal tax purposes is $15,629.

** Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933, as amended.

+ Securities with a maturity date of more than thirteen months have variable rates and/or demand features which qualify them as short-term securities. Securities are secured by bank letters of credit or guarantees by certain corporations. The interest rate shown are those in effect at December 31, 2006. These rates change periodically based on specified market rates or indicies.

++ Floating rate security whose interest rate is reset periodically based on an index.

+++  Rate represents discount rate on purchase date.

                                GLOSSARY OF TERMS

FNMA -- Federal National Mortgage Association
FSA -- Financial Security Assurance
LOC -- Letter of Credit
MFHR -- Multi-family Housing Revenue

                       See Notes to Financial Statements.

Statements of Assets and Liabilities

WM VARIABLE TRUST
December 31, 2006
(In thousands)

                                                          VT EQUITY   VT GROWTH      VT WEST       VT MID       VT
                                                VT REIT     INCOME     & INCOME   COAST EQUITY   CAP STOCK    GROWTH
                                                  FUND       FUND        FUND         FUND          FUND       FUND
                                                -------   ---------   ---------   ------------   ---------   --------
ASSETS:
Investments, at cost ........................   $43,254    $316,646    $192,735     $139,634      $ 91,828   $282,023
                                                =======    ========    ========     ========      ========   ========
Investments, at value:
   Securities ...............................   $55,651    $359,567    $244,629     $166,283      $111,141   $295,990
   Repurchase agreements ....................     1,414       8,724       4,598        2,325         4,823      7,444
   Investments held as collateral for
      securities loaned .....................        --      20,666      14,666       19,400        15,369         --
                                                -------    --------    --------     --------      --------   --------
   Total Investments ........................    57,065     388,957     263,893      188,008       131,333    303,434
Cash ........................................        --          --          --            1            --         --
Dividends and/or interest receivable ........       425         560         259          268           163        170
Receivable for Fund shares sold .............        --           9          --           82            22          5
Variation margin ............................        --          --          --           --            --         --
Receivable for investment securities sold ...       256          --       5,788        1,505            53         --
                                                -------    --------    --------     --------      --------   --------
   Total Assets .............................    57,746     389,526     269,940      189,864       131,571    303,609
                                                -------    --------    --------     --------      --------   --------
LIABILITIES:
Payable upon return of securities loaned ....        --      20,666      14,666       19,400        15,369         --
Payable for Fund shares redeemed ............       222         529         365          177           196        276
Payable for investment securities purchased .        --       1,784          --          597           278         --
Investment advisory fee payable .............        39         195         161           90            74        195
Distribution fees payable ...................         1          14           1            4             2         --
Due to custodian ............................       256          --          --           --            --        299
Accrued legal and audit fees ................        31          35          35           34            28         35
Accrued printing and postage expenses .......         3          24           9           13            10         12
Accrued expenses and other payables .........         1           3           3            3             2          2
                                                -------    --------    --------     --------      --------   --------
   Total Liabilities ........................       553      23,250      15,240       20,318        15,959        819
                                                -------    --------    --------     --------      --------   --------
NET ASSETS ..................................   $57,193    $366,276    $254,700     $169,546      $115,612   $302,790
                                                =======    ========    ========     ========      ========   ========

                       See Notes to Financial Statements.

                                                                                                     VT U.S.
                                                 VT SMALL   VT SMALL         VT         VT SHORT   GOVERNMENT     VT     VT MONEY
                                                CAP VALUE  CAP GROWTH  INTERNATIONAL  TERM INCOME  SECURITIES   INCOME    MARKET
                                                   FUND       FUND      GROWTH FUND       FUND        FUND       FUND      FUND
                                                ---------  ----------  -------------  -----------  ----------  --------  --------
ASSETS:
Investments, at cost .........................   $33,402     $43,993      $129,414      $45,512     $267,055   $193,962  $15,629
                                                 =======     =======      ========      =======     ========   ========  =======
Investments, at value:
   Securities ................................   $33,835     $43,773      $146,943      $44,214     $260,700   $194,176  $12,717
   Repurchase agreements .....................     2,215       4,428         4,993          841        2,030      2,310    2,912
   Investments held as collateral for
      securities loaned ......................        --       4,462            --           --           --         --       --
                                                 -------     -------      --------      -------     --------   --------  -------
   Total Investments .........................    36,050      52,663       151,936       45,055      262,730    196,486   15,629
Cash .........................................        --           1            --           --            1         --        2
Dividends and/or interest receivable .........        81          23           290          693        1,612      2,802       94
Receivable for Fund shares sold ..............        --          18             1           16           20        153        1
Variation margin .............................        --          --            --            2           --         --       --
Receivable for investment securities sold ....     2,206          36           174           --           --         --       --
                                                 -------     -------      --------      -------     --------   --------  -------
   Total Assets ..............................    38,337      52,741       152,401       45,766      264,363    199,441   15,726
                                                 -------     -------      --------      -------     --------   --------  -------
LIABILITIES:
Payable upon return of securities loaned .....        --       4,462            --           --           --         --       --
Payable for Fund shares redeemed .............        48           8           265           18           97        100       10
Payable for investment securities purchased ..     1,657          32            80           --           --         --       --
Investment advisory fee payable ..............        26          35           228           20          113         85        5
Distribution fees payable ....................        --           1             1            1            1          4        1
Due to custodian .............................        90          --           895           --           --         --       --
Accrued legal and audit fees .................        35          34            36           33           34         34       31
Accrued printing and postage expenses ........         3           4             6            6           20         15        4
Accrued expenses and other payables ..........         2           5            35            1            3          1        1
                                                 -------     -------      --------      -------     --------   --------  -------
   Total Liabilities .........................     1,861       4,581         1,546           79          268        239       52
                                                 -------     -------      --------      -------     --------   --------  -------
NET ASSETS ...................................   $36,476     $48,160      $150,855      $45,687     $264,095   $199,202  $15,674
                                                 =======     =======      ========      =======     ========   ========  =======

                       See Notes to Financial Statements.

WM VARIABLE TRUST
December 31, 2006
(In thousands)

                                                           VT EQUITY   VT GROWTH     VT WEST       VT MID       VT
                                                 VT REIT     INCOME     & INCOME      COAST      CAP STOCK    GROWTH
                                                   FUND       FUND        FUND     EQUITY FUND      FUND       FUND
                                                 -------   ---------   ---------   -----------   ---------   --------
NET ASSETS CONSIST OF:
Undistributed net investment income ..........   $ 1,378   $  5,638    $  3,099      $  1,033     $    878   $    564
Accumulated net realized gain/(loss)
   on investment transactions ................    16,992     26,829     (12,418)        4,655        5,985    (66,196)
Net unrealized appreciation/(depreciation)
   of investments ............................    13,811     72,311      71,158        48,374       39,505     21,411
Paid-in capital ..............................    25,012    261,498     192,861       115,484       69,244    347,011
                                                 -------   --------    --------      --------     --------   --------
   Total Net Assets ..........................   $57,193   $366,276    $254,700      $169,546     $115,612   $302,790
                                                 =======   ========    ========      ========     ========   ========
NET ASSETS:
Class 1 Shares ...............................   $54,481   $296,113    $250,929      $152,592     $103,824   $301,607
                                                 =======   ========    ========      ========     ========   ========
Class 2 Shares ...............................   $ 2,712   $ 70,163    $  3,771      $ 16,954     $ 11,788   $  1,183
                                                 =======   ========    ========      ========     ========   ========
SHARES OUTSTANDING:
Class 1 Shares ...............................     2,642     15,272      12,267         6,342        5,855     20,675
                                                 =======   ========    ========      ========     ========   ========
Class 2 Shares ...............................       133      3,646         185           709          670         82
                                                 =======   ========    ========      ========     ========   ========
CLASS 1 SHARES:*
Net asset value, offering and redemption price
   per share of beneficial interest
   outstanding ...............................   $ 20.62   $  19.39    $  20.45      $  24.06     $  17.73   $  14.59
                                                 =======   ========    ========      ========     ========   ========
CLASS 2 SHARES:*
Net asset value, offering and redemption price
   per share of beneficial interest
   outstanding ...............................   $ 20.46   $  19.24    $  20.34      $  23.91     $  17.60   $  14.47
                                                 =======   ========    ========      ========     ========   ========

----------
*    Net asset values are not shown in thousands.

                       See Notes to Financial Statements.

                                                                                                     VT U.S.
                                                 VT SMALL   VT SMALL         VT         VT SHORT   GOVERNMENT             VT MONEY
                                                CAP VALUE  CAP GROWTH  INTERNATIONAL  TERM INCOME  SECURITIES  VT INCOME   MARKET
                                                   FUND       FUND      GROWTH FUND       FUND        FUND        FUND      FUND
                                                ---------  ----------  -------------  -----------  ----------  ---------  --------
NET ASSETS CONSIST OF:
Undistributed net investment income ..........   $   689    $     --      $  2,328      $ 2,131     $ 13,582   $ 12,105   $    --
Accumulated net realized gain/(loss)
   on investment transactions ................     5,437     (21,731)       21,940         (500)      (5,367)      (889)       16
Net unrealized appreciation/(depreciation)
   of investments ............................     2,648       8,670        22,513         (426)      (4,325)     2,524        --
Paid-in capital ..............................    27,702      61,221       104,074       44,482      260,205    185,462    15,658
                                                 -------    --------      --------      -------     --------   --------   -------
   Total Net Assets ..........................   $36,476    $ 48,160      $150,855      $45,687     $264,095   $199,202   $15,674
                                                 =======    ========      ========      =======     ========   ========   =======
NET ASSETS:
Class 1 Shares ...............................   $36,216    $ 44,152      $145,512      $42,466     $259,054   $182,728   $12,841
                                                 =======    ========      ========      =======     ========   ========   =======
Class 2 Shares ...............................   $   260    $  4,008      $  5,343      $ 3,221     $  5,041   $ 16,474   $ 2,833
                                                 =======    ========      ========      =======     ========   ========   =======
SHARES OUTSTANDING:
Class 1 Shares ...............................     2,930       4,268         8,297       16,865       24,883     17,317    12,841
                                                 =======    ========      ========      =======     ========   ========   =======
Class 2 Shares ...............................        21         393           307        1,285          485      1,570     2,833
                                                 =======    ========      ========      =======     ========   ========   =======
CLASS 1 SHARES:*
Net asset value, offering and redemption price
   per share of beneficial interest
   outstanding ...............................   $ 12.36    $  10.34      $  17.54      $  2.52     $  10.41   $  10.55   $  1.00
                                                 =======    ========      ========      =======     ========   ========   =======
CLASS 2 SHARES:*
Net asset value, offering and redemption price
   per share of beneficial interest
   outstanding ...............................   $ 12.32    $  10.20      $  17.39      $  2.51     $  10.39   $  10.49   $  1.00
                                                 =======    ========      ========      =======     ========   ========   =======

                       See Notes to Financial Statements.

Statements of Operations

WM VARIABLE TRUST
For the Year Ended December 31, 2006
(In thousands)

                                                            VT        VT      VT WEST     VT
                                                          EQUITY    GROWTH     COAST    MID CAP      VT
                                               VT REIT    INCOME   & INCOME    EQUITY    STOCK     GROWTH
                                                 FUND      FUND      FUND       FUND      FUND      FUND
                                               -------   -------   --------   -------   -------   --------
INVESTMENT INCOME:
Dividends ...................................  $ 1,432   $ 6,980   $ 4,773    $ 1,833   $ 1,496   $  2,535
Interest ....................................      117       837       293        219       262        361
Foreign withholding taxes ...................      (12)      (31)       (9)        (2)       (7)       (42)
Securities lending income ...................       51        77         9         45        16         16
                                               -------   -------   -------    -------   -------   --------
   Total investment income ..................    1,588     7,863     5,066      2,095     1,767      2,870
                                               -------   -------   -------    -------   -------   --------
EXPENSES:
Investment advisory fee .....................      435     2,049     1,874        981       828      2,205
Class 2 Shares distribution fees ............        5       138         9         34        24          3
Custodian fees ..............................        4        10         9         13         6         32
Legal and audit fees ........................       30        36        36         33        27         36
Trustees' fees ..............................        1         6         5          3         2          5
Other .......................................       11        58        20         22        20         28
                                               -------   -------   -------    -------   -------   --------
   Total expenses ...........................      486     2,297     1,953      1,086       907      2,309
Fees reduced by custodian credits ...........       (1)       (1)       --*        --*       --*       (12)
                                               -------   -------   -------    -------   -------   --------
   Net expenses .............................      485     2,296     1,953      1,086       907      2,297
                                               -------   -------   -------    -------   -------   --------
NET INVESTMENT INCOME/(LOSS) ................    1,103     5,567     3,113      1,009       860        573
                                               -------   -------   -------    -------   -------   --------
NET REALIZED AND UNREALIZED
   GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
   Security transactions ....................   16,613    26,866    12,566      4,884     6,509     27,247
   Forward foreign currency contracts and
      foreign currency transactions .........       --        --        --         --        --          2
   Futures contracts ........................       --        --        --         --        --         --
   Options contracts ........................       --        --        --         --        --         --
                                               -------   -------   -------    -------   -------   --------
   Net realized gain/(loss) on investment
      transactions ..........................   16,613    26,866    12,566      4,884     6,509     27,249
                                               -------   -------   -------    -------   -------   --------
Capital gain distributions received .........      668       179        --        116        --         --
                                               -------   -------   -------    -------   -------   --------
Net increase from payment by the Advisor** ..       --        --        --         --        --         --
                                               -------   -------   -------    -------   -------   --------
Net change in unrealized appreciation/
   depreciation of:
   Securities ...............................   (2,602)   22,207    12,784     11,800    10,059    (13,986)
   Foreign currency, futures contracts and
      other assets and liabilities ..........       --        --        --         --        --         --
                                               -------   -------   -------    -------   -------   --------
Net change in unrealized appreciation/
   depreciation of investment transactions ..   (2,602)   22,207    12,784     11,800    10,059    (13,986)
                                               -------   -------   -------    -------   -------   --------
Net realized and unrealized gain/(loss) on
   investments ..............................   14,679    49,252    25,350     16,800    16,568     13,263
                                               -------   -------   -------    -------   -------   --------
NET INCREASE IN NET ASSETS RESULTING FROM
   OPERATIONS ...............................  $15,782   $54,819   $28,463    $17,809   $17,428   $ 13,836
                                               =======   =======   =======    =======   =======   ========

----------
*    Amount represents less than $500.

**   See Note 3 in Notes to Financial Statements.

                       See Notes to Financial Statements.

                                                  VT      VT                     VT
                                                SMALL    SMALL       VT         SHORT    VT U.S.
                                                 CAP      CAP   INTERNATIONAL   TERM   GOVERNMENT             VT MONEY
                                                VALUE   GROWTH     GROWTH      INCOME  SECURITIES  VT INCOME   MARKET
                                                 FUND    FUND       FUND        FUND      FUND        FUND      FUND
                                               -------  ------  -------------  ------  ----------  ---------  --------
INVESTMENT INCOME:
Dividends ...................................  $ 1,001  $   77     $ 2,940     $   --   $    --     $    --     $ --
Interest ....................................       79      86         174      2,438    13,913      12,894      766
Foreign withholding taxes ...................      (65)     --        (264)        --        --          --       --
Securities lending income ...................       44      72          68         --        --          --       --
                                               -------  ------     -------     ------   -------     -------     ----
   Total investment income ..................    1,059     235       2,918      2,438    13,913      12,894      766
                                               -------  ------     -------     ------   -------     -------     ----
EXPENSES:
Investment advisory fee .....................      300     404       1,196        248     1,372       1,019       69
Class 2 Shares distribution fees ............       --      10           9         11        17          45        9
Custodian fees ..............................        7      22         147          6        14           7        2
Legal and audit fees ........................       33      33          35         32        34          34       29
Trustees' fees ..............................        1       1           2          1         5           4       --
Other .......................................        7      12          24         14        30          37        9
                                               -------  ------     -------     ------   -------     -------     ----
   Total expenses ...........................      348     482       1,413        312     1,472       1,146      118
Fees reduced by custodian credits ...........       --*     (1)         --*        --*       (1)         (7)      --*
                                               -------  ------     -------     ------   -------     -------     ----
   Net expenses .............................      348     481       1,413        312     1,471       1,139      118
                                               -------  ------     -------     ------   -------     -------     ----
NET INVESTMENT INCOME/(LOSS) ................      711    (246)      1,505      2,126    12,442      11,755      648
                                               -------  ------     -------     ------   -------     -------     ----
NET REALIZED AND UNREALIZED
GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
   Security transactions ....................    5,419   1,000      33,155        (42)      (32)        722       --
   Forward foreign currency contracts and
      foreign currency transactions .........      (17)     --         405         --        --          --       --
   Futures contracts ........................       --      --          --          1        --          --       --
   Options contracts ........................     (456)     --          --         --        --          --       --
                                               -------  ------     -------     ------   -------     -------     ----
   Net realized gain/(loss) on investment
      transactions ..........................    4,946   1,000      33,560        (41)      (32)        722       --
                                               -------  ------     -------     ------   -------     -------     ----
Capital gain distributions received .........       15       1          --         --        --          --       --
                                               -------  ------     -------     ------   -------     -------     ----
Net increase from payment by the Advisor** ..       --      --          --         --        --          --       16
                                               -------  ------     -------     ------   -------     -------     ----
Net change in unrealized appreciation/
   depreciation of:
   Securities ...............................   (1,509)  2,325      (9,819)       (12)     (449)     (2,885)      --
   Foreign currency, futures contracts and
      other assets and liabilities ..........       --      --          30         43        --          --       --
                                               -------  ------     -------     ------   -------     -------     ----
Net change in unrealized appreciation/
   depreciation of investment transactions ..   (1,509)  2,325      (9,789)        31      (449)     (2,885)      --
                                               -------  ------     -------     ------   -------     -------     ----
Net realized and unrealized gain/(loss) on
   investments ..............................    3,452   3,326      23,771        (10)     (481)     (2,163)      16
                                               -------  ------     -------     ------   -------     -------     ----
NET INCREASE IN NET ASSETS RESULTING FROM
   OPERATIONS ...............................  $ 4,163  $3,080     $25,276     $2,116   $11,961     $ 9,592     $664
                                               =======  ======     =======     ======   =======     =======     ====

                       See Notes to Financial Statements.

Statements of Changes in Net Assets

WM VARIABLE TRUST
(In thousands)

                                                                                                     VT GROWTH &
                                                    VT REIT FUND        VT EQUITY INCOME FUND        INCOME FUND
                                               ----------------------  ----------------------  ----------------------
                                               YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED
                                                12/31/06    12/31/05    12/31/06    12/31/05    12/31/06    12/31/05
                                               ----------  ----------  ----------  ----------  ----------  ----------
Net investment income ..............            $ 1,103     $ 1,506     $  5,567    $  5,563    $  3,113    $  3,645
Net realized gain on investment
   transactions ....................             16,613       4,000       26,866      17,515      12,566       7,943
Capital gain distributions
   received ........................                668         414          179         165          --          --
Net change in unrealized
   appreciation/depreciation of
   investments .....................             (2,602)       (917)      22,207        (306)     12,784      (2,342)
                                                -------     -------     --------    --------    --------    --------
Net increase/(decrease) in net
   assets resulting from
   operations ......................             15,782       5,003       54,819      22,937      28,463       9,246
Distributions to shareholders from:
   Net investment income:
      Class 1 Shares ...............             (1,340)     (1,095)      (4,715)     (3,268)     (3,616)     (3,393)
      Class 2 Shares ...............                (38)        (22)        (838)       (459)        (43)        (33)
   Net realized gains on
      investments:
      Class 1 Shares ...............             (4,409)     (2,005)     (13,881)         --          --          --
      Class 2 Shares ...............               (135)        (41)      (2,700)         --          --          --
   Net increase/(decrease) in net
      assets from Fund share
      transactions:
      Class 1 Shares ...............             (6,590)     (1,847)      31,700      31,403     (38,623)    (11,414)
      Class 2 Shares ...............              1,099         861       22,433      15,234         (23)        (64)
                                                -------     -------     --------    --------    --------    --------
Net increase/(decrease) in net
   assets ..........................              4,369         854       86,818      65,847     (13,842)     (5,658)
NET ASSETS:
Beginning of year ..................             52,824      51,970      279,458     213,611     268,542     274,200
                                                -------     -------     --------    --------    --------    --------
End of year ........................            $57,193     $52,824     $366,276    $279,458    $254,700    $268,542
                                                =======     =======     ========    ========    ========    ========
Undistributed net investment income
   at end of year ..................            $ 1,378     $ 1,653     $  5,638    $  5,619    $  3,099    $  3,645
                                                =======     =======     ========    ========    ========    ========
TAX CHARACTER OF DISTRIBUTIONS PAID:
Ordinary income ....................            $ 1,875     $ 1,622     $  6,004    $  3,727    $  3,659    $  3,426
Long-term capital gains ............              4,047       1,541       16,130          --          --          --
                                                -------     -------     --------    --------    --------    --------
   Total ...........................            $ 5,922     $ 3,163     $ 22,134    $  3,727    $  3,659    $  3,426
                                                =======     =======     ========    ========    ========    ========

                       See Notes to Financial Statements.

                                           VT WEST COAST                                                           VT SMALL CAP
                                            EQUITY FUND        VT MID CAP STOCK FUND      VT GROWTH FUND            VALUE FUND
                                      ----------------------  ----------------------  ----------------------  ----------------------
                                      YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED
                                       12/31/06    12/31/05    12/31/06    12/31/05    12/31/06    12/31/05    12/31/06    12/31/05
                                      ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
Net investment income ..............   $  1,009    $    774    $    860    $  1,883    $    573    $    365    $   711    $   401
Net realized gain on investment
   transactions ....................      4,884       5,774       6,509      11,521      27,249      12,221      4,946      3,772
Capital gain distributions
   received ........................        116          92          --          --          --          --         15          1
Net change in unrealized
   appreciation/depreciation of
   investments .....................     11,800       4,125      10,059       1,652     (13,986)      4,143     (1,509)    (2,091)
                                       --------    --------    --------    --------    --------    --------    -------    -------
Net increase/(decrease) in net
   assets resulting from
   operations ......................     17,809      10,765      17,428      15,056      13,836      16,729      4,163      2,083
Distributions to shareholders from:
   Net investment income:
      Class 1 Shares ...............       (725)       (864)     (1,711)       (519)       (344)     (1,293)      (402)      (202)
      Class 2 Shares ...............        (42)        (46)       (142)        (18)         --          (3)        (1)        --
   Net realized gains on
      investments:
      Class 1 Shares ...............     (2,854)         --     (10,408)     (7,313)         --          --     (3,463)    (1,350)
      Class 2 Shares ...............       (254)         --        (966)       (431)         --          --        (13)        --
   Net increase/(decrease) in net
      assets from Fund share
      transactions:
      Class 1 Shares ...............      9,891       1,547      (3,553)    (11,193)     16,655      10,517     (2,407)    (4,853)
      Class 2 Shares ...............      4,827       1,851       3,729       1,226        (136)       (163)       238         15
                                       --------    --------    --------    --------    --------    --------    -------    -------
Net increase/(decrease) in net
   assets ..........................     28,652      13,253       4,377      (3,192)     30,011      25,787     (1,885)    (4,307)
NET ASSETS:
Beginning of year ..................    140,894     127,641     111,235     114,427     272,779     246,992     38,361     42,668
                                       --------    --------    --------    --------    --------    --------    -------    -------
End of year ........................   $169,546    $140,894    $115,612    $111,235    $302,790    $272,779    $36,476    $38,361
                                       ========    ========    ========    ========    ========    ========    =======    =======
Undistributed net investment income
   at end of year ..................   $  1,033    $    791    $    878    $  1,871    $    564    $    333    $   689    $   397
                                       ========    ========    ========    ========    ========    ========    =======    =======
TAX CHARACTER OF DISTRIBUTIONS PAID:
Ordinary income ....................   $    823    $    910    $  2,607    $  1,258    $    344    $  1,296    $ 1,470    $ 1,552
Long-term capital gains ............      3,052          --      10,620       7,023          --          --      2,409         --
                                       --------    --------    --------    --------    --------    --------    -------    -------
   Total ...........................   $  3,875    $    910    $ 13,227    $  8,281    $    344    $  1,296    $ 3,879    $ 1,552
                                       ========    ========    ========    ========    ========    ========    =======    =======

                       See Notes to Financial Statements.

WM VARIABLE TRUST
(In thousands)

                                                      VT SMALL CAP            VT INTERNATIONAL           VT SHORT TERM
                                                      GROWTH FUND               GROWTH FUND               INCOME FUND
                                                -----------------------   -----------------------   -----------------------
                                                YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                 12/31/06     12/31/05     12/31/06     12/31/05     12/31/06     12/31/05
                                                ----------   ----------   ----------   ----------   ----------   ----------
Net investment income/(loss) ................    $  (246)     $   (294)    $  1,505     $  1,211     $ 2,126      $ 2,149
Net realized gain/(loss) on investment
   transactions .............................      1,000           756       33,560        4,044         (41)         114
Capital gain distributions received .........          1           189           --           --          --           --
Net increase from payment by the Advisor* ...         --            --           --           --          --           --
Net change in unrealized appreciation/
   depreciation of investments ..............      2,325        (2,232)      (9,789)      11,434          31       (1,310)
                                                 -------      --------     --------     --------     -------      -------
Net increase/(decrease) in net assets
   resulting from operations ................      3,080        (1,581)      25,276       16,689       2,116          953
Distributions to shareholders from:
   Net investment income:
      Class 1 Shares ........................         --            --       (2,003)      (1,503)     (2,030)      (1,866)
      Class 2 Shares ........................         --            --          (54)          (9)       (181)        (227)
   Net realized gains on investments:
      Class 1 Shares ........................         --            --           --           --          --           --
      Class 2 Shares ........................         --            --           --           --          --           --
   Net increase/(decrease) in net assets from
      Fund share transactions:
      Class 1 Shares ........................     (1,371)       (8,823)      13,837        2,110      (4,677)        (351)
      Class 2 Shares ........................         10           170        3,682          645      (1,918)      (1,802)
                                                 -------      --------     --------     --------     -------      -------
Net increase/(decrease) in net assets .......      1,719       (10,234)      40,738       17,932      (6,690)      (3,293)
NET ASSETS:
Beginning of year ...........................     46,441        56,675      110,117       92,185      52,377       55,670
                                                 -------      --------     --------     --------     -------      -------
End of year .................................    $48,160      $ 46,441     $150,855     $110,117     $45,687      $52,377
                                                 =======      ========     ========     ========     =======      =======
Undistributed net investment income
   at end of year ...........................    $    --      $     --     $  2,328     $    575     $ 2,131      $ 2,196
                                                 =======      ========     ========     ========     =======      =======
TAX CHARACTER OF DISTRIBUTIONS PAID:
Ordinary income .............................    $     --     $     --     $  2,057     $  1,512     $ 2,211      $ 2,093
Long-term capital gains .....................          --           --           --           --          --           --
                                                 --------     --------     --------     --------     -------      -------
   Total ....................................    $     --     $     --     $  2,057     $  1,512     $ 2,211      $ 2,093
                                                 ========     ========     ========     ========     =======      =======

----------
*    See Note 3 in Notes to Financial Statements.

                       See Notes to Financial Statements.

                                                   VT U.S. GOVERNMENT
                                                    SECURITIES FUND            VT INCOME FUND         VT MONEY MARKET FUND
                                                -----------------------   -----------------------   -----------------------
                                                YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                 12/31/06     12/31/05     12/31/06     12/31/05     12/31/06     12/31/05
                                                ----------   ----------   ----------   ----------   ----------   ----------
Net investment income/(loss) ................    $ 12,442     $ 12,151     $ 11,755     $ 11,358     $   648      $   441
Net realized gain/(loss) on investment
   transactions .............................         (32)         496          722          893          --           --
Capital gain distributions received .........          --           --           --           --          --           --
Net increase from payment by the Advisor* ...          --           --           --           --          16           --
Net change in unrealized appreciation/
   depreciation of investments ..............        (449)      (6,425)      (2,885)      (7,462)         --           --
                                                 --------     --------     --------     --------     -------      -------
Net increase/(decrease) in net assets
   resulting from operations ................      11,961        6,222        9,592        4,789         664          441
Distributions to shareholders from:
   Net investment income:
      Class 1 Shares ........................     (13,081)     (11,782)     (10,799)     (10,718)       (496)        (339)
      Class 2 Shares ........................        (294)        (436)        (957)      (1,267)       (152)        (102)
   Net realized gains on investments:
      Class 1 Shares ........................          --           --         (105)          --          --           --
      Class 2 Shares ........................          --           --          (10)          --          --           --
   Net increase/(decrease) in net assets from
      Fund share transactions:
      Class 1 Shares ........................      (6,504)       8,857         (320)       5,960        (306)      (1,528)
      Class 2 Shares ........................      (3,631)      (3,790)      (3,713)      (2,178)       (483)      (2,089)
                                                 --------     --------     --------     --------     -------      -------
Net increase/(decrease) in net assets .......     (11,549)        (929)      (6,312)      (3,414)       (773)      (3,617)
NET ASSETS:
Beginning of year ...........................     275,644      276,573      205,514      208,928      16,447       20,064
                                                 --------     --------     --------     --------     -------      -------
End of year .................................    $264,095     $275,644     $199,202     $205,514     $15,674      $16,447
                                                 ========     ========     ========     ========     =======      =======
Undistributed net investment income
   at end of year ...........................    $ 13,582     $ 13,350     $ 12,105     $ 11,752     $    --      $    --
                                                 ========     =======    = ========     ========     =======      =======
TAX CHARACTER OF DISTRIBUTIONS PAID:
Ordinary income .............................    $ 13,375     $ 12,218     $ 11,760     $ 11,985     $   648      $   441
Long-term capital gains .....................          --           --          111           --          --           --
                                                 --------     --------     --------     --------     -------      -------
   Total ....................................    $ 13,375     $ 12,218     $ 11,871     $ 11,985     $   648      $   441
                                                 ========     ========     ========     ========     =======      =======

                       See Notes to Financial Statements.

Statements of Changes in Net Assets -- Capital Stock Activity

WM VARIABLE TRUST
(In thousands)

VT REIT FUND

                                            ISSUED AS
                                          REINVESTMENT                          NET INCREASE/
                             SOLD         OF DIVIDENDS         REDEEMED           (DECREASE)
                       ---------------   ---------------   -----------------   ----------------
                       AMOUNT   SHARES   AMOUNT   SHARES    AMOUNT    SHARES    AMOUNT   SHARES
                       ------   ------   ------   ------   --------   ------   -------   ------
YEAR ENDED 12/31/06:
   Class 1 Shares ..   $1,224     65     $5,749     343    $(13,563)   (715)   $(6,590)   (307)
   Class 2 Shares ..    1,224     66        173      10        (298)    (15)     1,099      61

YEAR ENDED 12/31/05:
   Class 1 Shares ..   $  819     49     $3,100     186    $ (5,766)   (330)   $(1,847)    (95)
   Class 2 Shares ..    1,393     84         63       4        (595)    (36)       861      52

VT EQUITY INCOME FUND

                                             ISSUED AS
                                            REINVESTMENT
                             SOLD           OF DIVIDENDS         REDEEMED          NET INCREASE/
                       ----------------   ----------------   -----------------   ----------------
                       AMOUNT    SHARES    AMOUNT   SHARES    AMOUNT    SHARES    AMOUNT   SHARES
                       -------   ------   -------   ------   --------   ------   -------   ------
YEAR ENDED 12/31/06:
   Class 1 Shares ..   $42,142    2,299   $18,596    1,091   $(29,038)  (1,582)  $31,700    1,808
   Class 2 Shares ..    23,272    1,283     3,538      209     (4,377)    (241)   22,433    1,251

YEAR ENDED 12/31/05:
   Class 1 Shares ..   $34,607    2,002   $ 3,268      194   $ (6,472)    (386)  $31,403    1,810
   Class 2 Shares ..    19,058    1,134       459       28     (4,283)    (256)   15,234      906

VT GROWTH & INCOME FUND

                                             ISSUED AS
                                           REINVESTMENT
                             SOLD          OF DIVIDENDS         REDEEMED          NET INCREASE/
                       ----------------   ---------------   -----------------   -----------------
                       AMOUNT    SHARES   AMOUNT   SHARES    AMOUNT    SHARES    AMOUNT    SHARES
                       -------   ------   ------   ------   --------   ------   --------   ------
YEAR ENDED 12/31/06:
   Class 1 Shares ..   $10,686     561    $3,616     199    $(52,925)  (2,779)  $(38,623)  (2,019)
   Class 2 Shares ..     1,088      58        43       2      (1,154)     (61)       (23)      (1)

YEAR ENDED 12/31/05:
   Class 1 Shares ..   $13,104     724    $3,393     187    $(27,911)  (1,510)  $(11,414)    (599)
   Class 2 Shares ..       861      48        33       2        (958)     (53)       (64)      (3)

VT WEST COAST EQUITY FUND

                                             ISSUED AS
                                           REINVESTMENT
                             SOLD          OF DIVIDENDS         REDEEMED          NET INCREASE/
                       ----------------   ---------------   -----------------   -----------------
                       AMOUNT    SHARES   AMOUNT   SHARES    AMOUNT    SHARES    AMOUNT    SHARES
                       -------   ------   ------   ------   --------   ------   --------   ------
YEAR ENDED 12/31/06:
   Class 1 Shares ..   $17,748     773    $3,579     164    $(11,436)   (497)    $9,891      440
   Class 2 Shares ..     6,682     296       296      14      (2,151)    (95)     4,827      215

YEAR ENDED 12/31/05:
   Class 1 Shares ..   $ 8,492     400    $  864      43    $ (7,809)   (378)    $1,547       65
   Class 2 Shares ..     3,299     159        46       2      (1,494)    (73)     1,851       88

                       See Notes to Financial Statements.

WM VARIABLE TRUST
(In thousands)

VT MID CAP STOCK FUND

                                             ISSUED AS
                                            REINVESTMENT                           NET INCREASE/
                             SOLD           OF DIVIDENDS         REDEEMED           (DECREASE)
                       ----------------   ----------------   -----------------   -----------------
                       AMOUNT    SHARES    AMOUNT   SHARES    AMOUNT    SHARES    AMOUNT    SHARES
                       -------   ------   -------   ------   --------   ------   --------   ------
YEAR ENDED 12/31/06:
   Class 1 Shares ..    $4,124     231    $12,119     775    $(19,796)  (1,123)  $ (3,553)   (117)
   Class 2 Shares ..     3,976     232      1,108      72      (1,355)     (80)     3,729     224

YEAR ENDED 12/31/05:
   Class 1 Shares ..    $1,809     110    $ 7,832     487    $(20,834)  (1,214)  $(11,193)   (617)
   Class 2 Shares ..     1,747     105        449      28        (970)     (59)     1,226      74

VT GROWTH FUND

                                             ISSUED AS
                                           REINVESTMENT                           NET INCREASE/
                             SOLD          OF DIVIDENDS         REDEEMED           (DECREASE)
                       ----------------   ---------------   -----------------   -----------------
                       AMOUNT    SHARES   AMOUNT   SHARES    AMOUNT    SHARES    AMOUNT    SHARES
                       -------   ------   ------   ------   --------   ------   --------   ------
YEAR ENDED 12/31/06:
   Class 1 Shares ..   $36,591    2,594   $  344     26     $(20,280)  (1,444)  $ 16,655   1,176
   Class 2 Shares ..       267       19       --     --         (403)     (29)      (136)    (10)

YEAR ENDED 12/31/05:
   Class 1 Shares ..   $30,450    2,171   $1,293     99     $(21,226)  (1,628)  $ 10,517     642
   Class 2 Shares ..       172       13        3     --         (338)     (26)      (163)    (13)

VT SMALL CAP VALUE FUND

                                            ISSUED AS
                                          REINVESTMENT                         NET INCREASE/
                             SOLD         OF DIVIDENDS         REDEEMED          (DECREASE)
                       ---------------   ---------------   ----------------   ----------------
                       AMOUNT   SHARES   AMOUNT   SHARES    AMOUNT   SHARES    AMOUNT   SHARES
                       ------   ------   ------   ------   -------   ------   -------   ------
YEAR ENDED 12/31/06:
   Class 1 Shares ..   $1,072     85     $3,865     350    $(7,344)   (590)   $(2,407)   (155)
   Class 2 Shares ..      251     21         14       1        (27)     (2)       238      20

YEAR ENDED 12/31/05:
   Class 1 Shares ..   $  310     26     $1,552     126    $(6,715)   (544)   $(4,853)   (392)
   Class 2 Shares ..       15      1         --      --         --      --         15       1

VT SMALL CAP GROWTH FUND

                                            ISSUED AS
                                          REINVESTMENT                          NET INCREASE/
                             SOLD         OF DIVIDENDS         REDEEMED           (DECREASE)
                       ---------------   ---------------   -----------------   ----------------
                       AMOUNT   SHARES   AMOUNT   SHARES    AMOUNT    SHARES    AMOUNT   SHARES
                       ------   ------   ------   ------   --------   ------   -------   ------
YEAR ENDED 12/31/06:
   Class 1 Shares ..   $2,365     228      $--      --     $ (3,736)    (367)  $(1,371)   (139)
   Class 2 Shares ..      710      71       --      --         (700)     (71)       10      --

YEAR ENDED 12/31/05:
   Class 1 Shares ..   $1,315     145      $--      --     $(10,138)  (1,122)  $(8,823)   (977)
   Class 2 Shares ..      835      96       --      --         (665)     (74)      170      22

                       See Notes to Financial Statements.

WM VARIABLE TRUST
(In thousands)

VT INTERNATIONAL GROWTH FUND

                                             ISSUED AS
                                            REINVESTMENT
                              SOLD          OF DIVIDENDS         REDEEMED         NET INCREASE/
                       ----------------   ---------------   -----------------   ----------------
                       AMOUNT    SHARES   AMOUNT   SHARES    AMOUNT    SHARES    AMOUNT   SHARES
                       -------   ------   ------   ------   --------   ------   -------   ------
YEAR ENDED 12/31/06:
   Class 1 Shares ..   $24,580    1,584   $2,003     137    $(12,746)   (790)   $13,837     931
   Class 2 Shares ..     3,835      242       54       4        (207)    (13)     3,682     233

YEAR ENDED 12/31/05:
   Class 1 Shares ..   $ 2,995      228   $1,503     123    $ (2,388)   (182)   $ 2,110     169
   Class 2 Shares ..       694       53        9       1         (58)     (4)       645      50

VT SHORT TERM INCOME FUND

                                             ISSUED AS
                                           REINVESTMENT
                             SOLD          OF DIVIDENDS        REDEEMED         NET DECREASE/
                       ---------------   ---------------   ----------------   ----------------
                       AMOUNT   SHARES   AMOUNT   SHARES    AMOUNT   SHARES    AMOUNT   SHARES
                       ------   ------   ------   ------   -------   ------   -------   ------
YEAR ENDED 12/31/06:
   Class 1 Shares ..   $2,013     793    $2,030     832    $(8,720)  (3,486)  $(4,677)  (1,861)
   Class 2 Shares ..      609     243       181      74     (2,708)  (1,088)   (1,918)    (771)

YEAR ENDED 12/31/05:
   Class 1 Shares ..   $1,650     651    $1,866     750    $(3,867)  (1,525)  $  (351)    (124)
   Class 2 Shares ..      782     308       227      91     (2,811)  (1,112)   (1,802)    (713)

VT U. S. GOVERNMENT SECURITIES FUND

                                              ISSUED AS
                                            REINVESTMENT                           NET INCREASE/
                              SOLD          OF DIVIDENDS          REDEEMED          (DECREASE)
                       ----------------   ----------------   -----------------   ----------------
                       AMOUNT    SHARES    AMOUNT   SHARES    AMOUNT    SHARES   AMOUNT    SHARES
                       -------   ------   -------   ------   --------   ------   -------   ------
YEAR ENDED 12/31/06:
   Class 1 Shares ..   $18,790    1,800   $13,081    1,315   $(38,375)  (3,730)  $(6,504)   (615)
   Class 2 Shares ..       492       48       294       30     (4,417)    (431)   (3,631)   (353)

YEAR ENDED 12/31/05:
   Class 1 Shares ..   $12,473    1,188   $11,782    1,135   $(15,398)  (1,468)  $ 8,857     855
   Class 2 Shares ..       645       62       436       42     (4,871)    (462)   (3,790)   (358)

VT INCOME FUND

                                             ISSUED AS
                                            REINVESTMENT                          NET INCREASE/
                             SOLD           OF DIVIDENDS          REDEEMED          (DECREASE)
                       ----------------   ----------------   -----------------   ----------------
                       AMOUNT    SHARES    AMOUNT   SHARES    AMOUNT    SHARES    AMOUNT   SHARES
                       -------   ------   -------   ------   --------   ------   -------   ------
YEAR ENDED 12/31/06:
   Class 1 Shares ..   $15,658    1,481   $10,904    1,087   $(26,882)  (2,576)  $  (320)     (8)
   Class 2 Shares ..     2,953      286       967       97     (7,633)    (731)   (3,713)   (348)

YEAR ENDED 12/31/05:
   Class 1 Shares ..   $ 7,235      674   $10,718    1,015   $(11,993)  (1,113)  $ 5,960     576
   Class 2 Shares ..     3,002      279     1,267      120     (6,447)    (602)   (2,178)   (203)

                       See Notes to Financial Statements.

WM VARIABLE TRUST
(In thousands)

VT MONEY MARKET FUND

                                                ISSUED AS
                                             REINVESTMENT OF
                                SOLD            DIVIDENDS           REDEEMED          NET DECREASE
                          ----------------   ---------------   ------------------   ----------------
                           AMOUNT   SHARES   AMOUNT   SHARES    AMOUNT     SHARES    AMOUNT   SHARES
                          -------   ------   ------   ------   --------   -------   -------   ------
YEAR ENDED 12/31/06:
   Class 1 Shares .....   $10,796   10,796    $496      496    $(11,598)  (11,598)  $  (306)    (306)
   Class 2 Shares .....     8,845    8,845     152      152      (9,480)   (9,480)     (483)    (483)

YEAR ENDED 12/31/05:
   Class 1 Shares .....   $10,489   10,489    $339      339    $(12,356)  (12,356)  $(1,528)  (1,528)
   Class 2 Shares .....     6,537    6,537     102      102      (8,728)   (8,728)   (2,089)  (2,089)

                     See Notes to Financial Statements.

Financial Highlights

VT REIT FUND

For a Fund share outstanding throughout each period.




                                           INCOME FROM
                                      INVESTMENT OPERATIONS                       LESS DISTRIBUTIONS
                             --------------------------------------   ------------------------------------------
                    NET                   NET REALIZED
                   ASSET                       AND                     DIVIDENDS   DISTRIBUTIONS
                   VALUE         NET       UNREALIZED    TOTAL FROM    FROM NET       FROM NET
                 BEGINNING   INVESTMENT      GAIN ON     INVESTMENT   INVESTMENT      REALIZED         TOTAL
                 OF PERIOD     INCOME      INVESTMENTS   OPERATIONS     INCOME     CAPITAL GAINS   DISTRIBUTIONS
                 ---------   ----------   ------------   ----------   ----------   -------------   -------------
CLASS 1 SHARES
Year Ended:
12/31/06           $17.49     $0.38(5)        $4.93         $5.31       $(0.51)       $(1.67)         $(2.18)
12/31/05            16.96      0.47(5)         1.08          1.55        (0.36)        (0.66)          (1.02)
12/31/04            13.04      0.49(5)         3.74          4.23        (0.20)        (0.11)          (0.31)
12/31/03(3)         10.00      0.36(5)         2.68          3.04           --            --              --

CLASS 2 SHARES
Year Ended:
12/31/06           $17.38     $0.33(5)        $4.90         $5.23       $(0.48)       $(1.67)         $(2.15)
12/31/05            16.90      0.44(5)         1.05          1.49        (0.35)        (0.66)          (1.01)
12/31/04            13.03      0.45(5)         3.73          4.18        (0.20)        (0.11)          (0.31)
12/31/03(4)         11.20      0.28(5)         1.55          1.83           --            --              --

                                                              RATIOS TO AVERAGE
                                                        NET ASSETS/SUPPLEMENTAL DATA
                                      ----------------------------------------------------------------
                                                       RATIO OF     RATIO OF
                                                       EXPENSES     EXPENSES
                                                      TO AVERAGE   TO AVERAGE    RATIO OF
                   NET                                NET ASSETS   NET ASSETS      NET
                  ASSET                                 BEFORE        AFTER     INVESTMENT
                  VALUE                 NET ASSETS    REIMBURSE-   REIMBURSE-    INCOME TO   PORTFOLIO
                 END OF     TOTAL     END OF PERIOD     MENTS/       MENTS/       AVERAGE     TURNOVER
                 PERIOD   RETURN(1)     (IN 000S)       WAIVERS    WAIVERS(2)   NET ASSETS      RATE
                 ------   ---------   -------------   ----------   ----------   ----------   ---------
CLASS 1 SHARES
Year Ended:
12/31/06         $20.62     33.21%       $54,481        0.88%        0.88%        2.04%        72%(7)
12/31/05          17.49      9.40         51,570        0.89         0.89         2.82         25
12/31/04          16.96     33.08         51,632        0.88         0.88         3.43         13
12/31/03(3)       13.04     30.40         38,593        1.00(6)      1.00(6)      4.21(6)       3

CLASS 2 SHARES
Year Ended:
12/31/06         $20.46     32.90%       $ 2,712        1.13%        1.13%        1.79%        72%(7)
12/31/05          17.38      9.10          1,254        1.14         1.14         2.57         25
12/31/04          16.90     32.72            338        1.13         1.13         3.18         13
12/31/03(4)       13.03     16.34              1        1.25(6)      1.25(6)      3.96(6)       3

(1) Total return is not annualized for periods of less than one year. The total return would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.

(2) Ratio of operating expenses to average net assets includes expenses paid indirectly.

(3)  The VT REIT Fund commenced operations on May 1, 2003.

(4)  The VT REIT Fund commenced selling Class 2 shares on August 5, 2003.

                       See Notes to Financial Statements.

Financial Highlights

VT EQUITY INCOME FUND

For a Fund share outstanding throughout each period.



                                       INCOME/(LOSS) FROM
                                      INVESTMENT OPERATIONS                       LESS DISTRIBUTIONS
                             --------------------------------------   ------------------------------------------
                                          NET REALIZED
                    NET                        AND
                   ASSET                   UNREALIZED                  DIVIDENDS   DISTRIBUTIONS
                   VALUE         NET       GAIN/(LOSS)   TOTAL FROM    FROM NET       FROM NET
                 BEGINNING   INVESTMENT        ON        INVESTMENT   INVESTMENT      REALIZED         TOTAL
                 OF PERIOD     INCOME      INVESTMENTS   OPERATIONS     INCOME     CAPITAL GAINS   DISTRIBUTIONS
                 ---------   ----------   ------------   ----------   ----------   -------------   -------------
CLASS 1 SHARES
Year Ended:
12/31/06           $17.64     $0.32(5)       $ 2.71        $ 3.03       $(0.33)       $(0.95)         $(1.28)
12/31/05            16.26      0.40(5)         1.26          1.66        (0.28)           --           (0.28)
12/31/04            13.90      0.32(5)         2.30          2.62        (0.26)           --           (0.26)
12/31/03            11.01      0.31(5)         2.95          3.26        (0.31)        (0.06)          (0.37)
12/31/02            12.87      0.36(5)        (1.95)        (1.59)       (0.25)        (0.02)          (0.27)

CLASS 2 SHARES
Year Ended:
12/31/06           $17.53     $0.27(5)       $ 2.69        $ 2.96       $(0.30)       $(0.95)         $(1.25)
12/31/05            16.18      0.36(5)         1.24          1.60        (0.25)           --           (0.25)
12/31/04            13.85      0.28(5)         2.30          2.58        (0.25)           --           (0.25)
12/31/03            10.99      0.29(5)         2.93          3.22        (0.30)        (0.06)          (0.36)
12/31/02            12.87      0.32(5)        (1.93)        (1.61)       (0.25)        (0.02)          (0.27)

                                                              RATIOS TO AVERAGE
                                                        NET ASSETS/SUPPLEMENTAL DATA
                                      ----------------------------------------------------------------
                                                       RATIO OF     RATIO OF
                                                       EXPENSES     EXPENSES
                                                      TO AVERAGE   TO AVERAGE    RATIO OF
                   NET                                NET ASSETS   NET ASSETS       NET
                  ASSET                                 BEFORE        AFTER     INVESTMENT
                  VALUE                 NET ASSETS    REIMBURSE-   REIMBURSE-    INCOME TO   PORTFOLIO
                 END OF     TOTAL     END OF PERIOD     MENTS/       MENTS/       AVERAGE     TURNOVER
                 PERIOD   RETURN(1)     (IN 000S)       WAIVERS    WAIVERS(2)   NET ASSETS      RATE
                 ------   ---------   -------------   ----------   ----------   ----------   ---------
CLASS 1 SHARES
Year Ended:
12/31/06         $19.39     18.17%       $296,113        0.66%        0.66%        1.74%       87%(8)
12/31/05          17.64     10.27         237,482        0.66         0.66         2.40        46
12/31/04          16.26     19.12         189,517        0.67         0.67         2.15        26
12/31/03          13.90     30.10         149,603        0.70         0.70         2.63        23
12/31/02          11.01    (12.51)        112,304        0.70         0.70         3.04        16

CLASS 2 SHARES
Year Ended:
12/31/06         $19.24     17.86%       $70,163         0.91%        0.91%        1.49%       87%(8)
12/31/05          17.53      9.97         41,976         0.91         0.91         2.15        46
12/31/04          16.18     18.82         24,094         0.92         0.92         1.90        26
12/31/03          13.85     29.73         12,619         0.95         0.95         2.38        23
12/31/02          10.99    (12.67)         6,460         0.95         0.95         2.79        16

(5)  Per share numbers have been calculated using the average shares method.

(6)  Annualized.

(7) The VT REIT Fund had unusually high portfolio turnover due to the transitioning of Fund holdings for a planned fund merger. See Note 1 in Notes to Financial Statements.

(8) The VT Equity Income Fund had unusually high portfolio turnover due a change in the portfolio manager.

                       See Notes to Financial Statements.

Financial Highlights

VT GROWTH & INCOME FUND

For a Fund share outstanding throughout each period.



                                       INCOME/(LOSS) FROM
                                      INVESTMENT OPERATIONS                       LESS DISTRIBUTIONS
                             --------------------------------------   ------------------------------------------
                                          NET REALIZED
                    NET                        AND
                   ASSET                   UNREALIZED                  DIVIDENDS   DISTRIBUTIONS
                   VALUE         NET       GAIN/(LOSS)   TOTAL FROM    FROM NET       FROM NET
                 BEGINNING   INVESTMENT        ON        INVESTMENT   INVESTMENT      REALIZED         TOTAL
                 OF PERIOD     INCOME      INVESTMENTS   OPERATIONS     INCOME     CAPITAL GAINS   DISTRIBUTIONS
                 ---------   ----------   ------------   ----------   ----------   -------------   -------------
CLASS 1 SHARES
Year Ended:
12/31/06           $18.56     $0.24(3)       $ 1.93        $ 2.17       $(0.28)         $--           $(0.28)
12/31/05            18.19      0.25            0.35          0.60        (0.23)          --            (0.23)
12/31/04            16.85      0.23(3)         1.29          1.52        (0.18)          --            (0.18)
12/31/03            13.45      0.19(3)         3.39          3.58        (0.18)          --            (0.18)
12/31/02            17.18      0.15(3)        (3.77)        (3.62)       (0.11)          --            (0.11)

CLASS 2 SHARES
Year Ended:
12/31/06           $18.46     $0.19(3)       $ 1.92        $ 2.11       $(0.23)         $--           $(0.23)
12/31/05            18.10      0.20            0.34          0.54        (0.18)          --            (0.18)
12/31/04            16.79      0.19(3)         1.28          1.47        (0.16)          --            (0.16)
12/31/03            13.42      0.15(3)         3.39          3.54        (0.17)          --            (0.17)
12/31/02            17.18      0.11(3)        (3.76)        (3.65)       (0.11)          --            (0.11)

                                                              RATIOS TO AVERAGE
                                                        NET ASSETS/SUPPLEMENTAL DATA
                                      ----------------------------------------------------------------
                                                       RATIO OF     RATIO OF
                                                       EXPENSES     EXPENSES
                                                      TO AVERAGE   TO AVERAGE    RATIO OF
                   NET                                NET ASSETS   NET ASSETS       NET
                  ASSET                                 BEFORE        AFTER     INVESTMENT
                  VALUE                 NET ASSETS    REIMBURSE-   REIMBURSE-    INCOME TO   PORTFOLIO
                 END OF     TOTAL     END OF PERIOD     MENTS/       MENTS/       AVERAGE     TURNOVER
                 PERIOD   RETURN(1)     (IN 000S)       WAIVERS    WAIVERS(2)   NET ASSETS      RATE
                 ------   ---------   -------------   ----------   ----------   ----------   ---------
CLASS 1 SHARES
Year Ended:
12/31/06         $20.45     11.87%       $250,929        0.77%        0.77%        1.23%        34%
12/31/05          18.56      3.30         265,115        0.77         0.77         1.32         24
12/31/04          18.19      9.08         270,775        0.79         0.79         1.33         11
12/31/03          16.85     26.80         245,820        0.83         0.83         1.28         16
12/31/02          13.45    (21.16)        209,337        0.81         0.81         1.01         20

CLASS 2 SHARES
Year Ended:
12/31/06         $20.34     11.66%       $  3,771        1.02%        1.02%        0.98%        34%
12/31/05          18.46      2.97           3,427        1.02         1.02         1.07         24
12/31/04          18.10      8.78           3,425        1.04         1.04         1.08         11
12/31/03          16.79     26.49           2,712        1.08         1.08         1.03         16
12/31/02          13.42    (21.33)          1,301        1.06         1.06         0.76         20

(1) Total return is not annualized for periods of less than one year. The total return would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.

(2) Ratio of operating expenses to average net assets includes expenses paid indirectly.

(3)  Per share numbers have been calculated using the average shares method.

                       See Notes to Financial Statements.

Financial Highlights

VT WEST COAST EQUITY FUND

For a Fund share outstanding throughout each period.



                                       INCOME/(LOSS) FROM
                                      INVESTMENT OPERATIONS                       LESS DISTRIBUTIONS
                             --------------------------------------   ------------------------------------------
                                          NET REALIZED
                    NET                        AND
                   ASSET                   UNREALIZED                  DIVIDENDS   DISTRIBUTIONS
                   VALUE         NET       GAIN/(LOSS)   TOTAL FROM    FROM NET       FROM NET
                 BEGINNING   INVESTMENT        ON        INVESTMENT   INVESTMENT      REALIZED         TOTAL
                 OF PERIOD     INCOME      INVESTMENTS   OPERATIONS     INCOME     CAPITAL GAINS   DISTRIBUTIONS
                 ---------   ----------   ------------   ----------   ----------   -------------   -------------
CLASS 1 SHARES
Year Ended:
12/31/06           $22.04     $0.15(3)       $ 2.45        $ 2.60       $(0.12)       $(0.46)         $(0.58)
12/31/05            20.45      0.13(3)         1.61          1.74        (0.15)           --           (0.15)
12/31/04            18.14      0.16(3)         2.20          2.36        (0.05)           --           (0.05)
12/31/03            12.69      0.06(3)         5.43          5.49        (0.04)           --           (0.04)
12/31/02            16.70      0.06(3)        (3.79)        (3.73)       (0.08)        (0.20)          (0.28)

CLASS 2 SHARES
Year Ended:
12/31/06           $21.92     $0.10(3)       $ 2.43        $ 2.53       $(0.08)       $(0.46)         $(0.54)
12/31/05            20.35      0.08(3)         1.60          1.68        (0.11)           --           (0.11)
12/31/04            18.08      0.11(3)         2.19          2.30        (0.03)           --           (0.03)
12/31/03            12.67      0.02(3)         5.41          5.43        (0.02)           --           (0.02)
12/31/02            16.70      0.02(3)        (3.77)        (3.75)       (0.08)        (0.20)          (0.28)

                                                              RATIOS TO AVERAGE
                                                        NET ASSETS/SUPPLEMENTAL DATA
                                      ----------------------------------------------------------------
                                                       RATIO OF     RATIO OF
                                                       EXPENSES     EXPENSES
                                                      TO AVERAGE   TO AVERAGE    RATIO OF
                   NET                                NET ASSETS   NET ASSETS       NET
                  ASSET                                 BEFORE        AFTER     INVESTMENT
                  VALUE                 NET ASSETS    REIMBURSE-   REIMBURSE-    INCOME TO   PORTFOLIO
                 END OF     TOTAL     END OF PERIOD     MENTS/       MENTS/       AVERAGE     TURNOVER
                 PERIOD   RETURN(1)     (IN 000S)       WAIVERS    WAIVERS(2)   NET ASSETS      RATE
                 ------   ---------   -------------   ----------   ----------   ----------   ---------
CLASS 1 SHARES
Year Ended:
12/31/06         $24.06     12.03%       $152,592        0.67%        0.67%        0.66%        18%
12/31/05          22.04      8.57         130,071        0.68         0.68         0.62         18
12/31/04          20.45     13.03         119,371        0.69         0.69         0.87         17
12/31/03          18.14     43.35         105,160        0.71         0.71         0.42         16
12/31/02          12.69    (22.55)         68,227        0.71         0.71         0.42         20

CLASS 2 SHARES
Year Ended:
12/31/06         $23.91     11.75%       $ 16,954        0.92%        0.92%        0.41%        18%
12/31/05          21.92      8.30          10,823        0.93         0.93         0.37         18
12/31/04          20.35     12.72           8,270        0.94         0.94         0.62         17
12/31/03          18.08     42.93           5,202        0.96         0.96         0.17         16
12/31/02          12.67    (22.67)          2,313        0.96         0.96         0.17         20

                       See Notes to Financial Statements.

Financial Highlights

VT MID CAP STOCK FUND

For a Fund share outstanding throughout each period.



                                       INCOME/(LOSS) FROM
                                      INVESTMENT OPERATIONS                       LESS DISTRIBUTIONS
                             --------------------------------------   ------------------------------------------
                                          NET REALIZED
                    NET                        AND
                   ASSET                   UNREALIZED                  DIVIDENDS   DISTRIBUTIONS
                   VALUE         NET       GAIN/(LOSS)   TOTAL FROM    FROM NET       FROM NET
                 BEGINNING   INVESTMENT        ON        INVESTMENT   INVESTMENT      REALIZED         TOTAL
                 OF PERIOD     INCOME      INVESTMENTS   OPERATIONS     INCOME     CAPITAL GAINS   DISTRIBUTIONS
                 ---------   ----------   ------------   ----------   ----------   -------------   -------------
CLASS 1 SHARES
Year Ended:
12/31/06           $17.34     $0.14(3)       $ 2.49        $ 2.63       $(0.32)       $(1.92)         $(2.24)
12/31/05            16.44      0.27(3)         1.84          2.11        (0.08)        (1.13)          (1.21)
12/31/04            14.63      0.08(3)         2.03          2.11        (0.05)        (0.25)          (0.30)
12/31/03            11.49      0.06(3)         3.12          3.18        (0.04)           --           (0.04)
12/31/02            13.14      0.04(3)        (1.36)        (1.32)       (0.03)        (0.30)          (0.33)

CLASS 2 SHARES
Year Ended:
12/31/06           $17.24     $0.09(3)       $ 2.47        $ 2.56       $(0.28)       $(1.92)         $(2.20)
12/31/05            16.36      0.22(3)         1.84          2.06        (0.05)        (1.13)          (1.18)
12/31/04            14.58      0.04(3)         2.02          2.06        (0.03)        (0.25)          (0.28)
12/31/03            11.46      0.03(3)         3.11          3.14        (0.02)           --           (0.02)
12/31/02            13.13      0.01(3)        (1.36)        (1.35)       (0.02)        (0.30)          (0.32)

                                                              RATIOS TO AVERAGE
                                                        NET ASSETS/SUPPLEMENTAL DATA
                                      ----------------------------------------------------------------
                                                       RATIO OF     RATIO OF
                                                       EXPENSES     EXPENSES     RATIO OF
                                                      TO AVERAGE   TO AVERAGE       NET
                   NET                                NET ASSETS   NET ASSETS   INVESTMENT
                  ASSET                                 BEFORE        AFTER       INCOME/
                  VALUE                 NET ASSETS    REIMBURSE-   REIMBURSE-    (LOSS) TO   PORTFOLIO
                 END OF     TOTAL     END OF PERIOD     MENTS/       MENTS/       AVERAGE     TURNOVER
                 PERIOD   RETURN(1)     (IN 000S)       WAIVERS    WAIVERS(2)   NET ASSETS      RATE
                 ------   ---------   -------------   ----------   ----------   ----------   ---------
CLASS 1 SHARES
Year Ended:
12/31/06         $17.73     16.88%       $103,824        0.80%        0.80%        0.80%        14%
12/31/05          17.34     13.39         103,543        0.81         0.81         1.62         27
12/31/04          16.44     14.59         108,347        0.81         0.81         0.54         32
12/31/03          14.63     27.73          84,408        0.83         0.83         0.47         37
12/31/02          11.49    (10.35)         63,119        0.84         0.84         0.32         28

CLASS 2 SHARES
Year Ended:
12/31/06         $17.60     16.56%       $ 11,788        1.05%        1.05%        0.55%        14%
12/31/05          17.24     13.12           7,692        1.06         1.06         1.37         27
12/31/04          16.36     14.28           6,080        1.06         1.06         0.29         32
12/31/03          14.58     27.45           3,725        1.08         1.08         0.22         37
12/31/02          11.46    (10.54)          1,962        1.09         1.09         0.07         28

(1) Total return is not annualized for periods of less than one year. The total return would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.

(2) Ratio of operating expenses to average net assets includes expenses paid indirectly.

(3)  Per share numbers have been calculated using the average shares method.

(4)  Amount represents less than $0.01 per share.

                       See Notes to Financial Statements.

Financial Highlights

VT GROWTH FUND

For a Fund share outstanding throughout each period.


                                       INCOME/(LOSS) FROM
                                     INVESTMENT OPERATIONS                       LESS DISTRIBUTIONS
                             -------------------------------------   ------------------------------------------
                                              NET
                                            REALIZED
                    NET                       AND
                   ASSET         NET       UNREALIZED                 DIVIDENDS   DISTRIBUTIONS
                   VALUE     INVESTMENT   GAIN/(LOSS)   TOTAL FROM    FROM NET       FROM NET
                 BEGINNING     INCOME/         ON       INVESTMENT   INVESTMENT      REALIZED         TOTAL
                 OF PERIOD     (LOSS)     INVESTMENTS   OPERATIONS     INCOME     CAPITAL GAINS   DISTRIBUTIONS
                 ---------   ----------   -----------   ----------   ----------   -------------   -------------
CLASS 1 SHARES
Year Ended:
12/31/06           $13.92    $ 0.03(3)      $ 0.66        $ 0.69       $(0.02)         $--           $(0.02)
12/31/05            13.03      0.02           0.94          0.96        (0.07)          --            (0.07)
12/31/04            12.04      0.07           0.92          0.99           --           --               --
12/31/03             9.32     (0.00)(4)       2.72          2.72           --           --               --
12/31/02            13.51     (0.01)(3)      (4.18)        (4.19)          --           --               --

CLASS 2 SHARES
Year Ended:
12/31/06           $13.83    $(0.01)(3)     $ 0.65        $ 0.64       $   --          $--           $   --
12/31/05            12.94     (0.01)          0.94          0.93        (0.04)          --            (0.04)
12/31/04            11.98      0.04           0.92          0.96           --           --               --
12/31/03             9.30     (0.03)          2.71          2.68           --           --               --
12/31/02            13.51     (0.03)(3)      (4.18)        (4.21)          --           --               --

                                                              RATIOS TO AVERAGE
                                                        NET ASSETS/SUPPLEMENTAL DATA
                                      ----------------------------------------------------------------
                                                       RATIO OF     RATIO OF
                                                       EXPENSES     EXPENSES     RATIO OF
                                                      TO AVERAGE   TO AVERAGE       NET
                   NET                                NET ASSETS   NET ASSETS   INVESTMENT
                  ASSET                                 BEFORE        AFTER       INCOME/
                  VALUE                 NET ASSETS    REIMBURSE-   REIMBURSE-    (LOSS) TO   PORTFOLIO
                 END OF     TOTAL     END OF PERIOD     MENTS/       MENTS/       AVERAGE     TURNOVER
                 PERIOD   RETURN(1)     (IN 000S)       WAIVERS    WAIVERS(2)   NET ASSETS      RATE
                 ------   ---------   -------------   ----------   ----------   ----------   ---------
CLASS 1 SHARES
Year Ended:
12/31/06         $14.59      4.94%       $301,607        0.78%        0.78%        0.20%      108%(5)
12/31/05          13.92      7.41         271,508        0.87         0.87         0.15        81
12/31/04          13.03      8.22         245,637        0.94         0.95         0.58        66
12/31/03          12.04     29.18         189,837        0.98         0.98        (0.04)       75
12/31/02           9.32    (31.01)        135,422        1.00         1.00        (0.05)      171

CLASS 2 SHARES
Year Ended:
12/31/06         $14.47      4.63%       $  1,183        1.03%        1.03%       (0.05)%     108%(5)
12/31/05          13.83      7.17           1,271        1.12         1.12        (0.10)       81
12/31/04          12.94      8.01           1,355        1.19         1.20         0.33        66
12/31/03          11.98     28.82           1,274        1.23         1.23        (0.29)       75
12/31/02           9.30    (31.16)            622        1.25         1.25        (0.30)      171

(5) The VT Growth Fund had unusually high portfolio turnover due to the transitioning of Fund holdings for a planned fund merger. See Note 1 in Notes to Financial Statements.

                       See Notes to Financial Statements.

Financial Highlights

VT SMALL CAP VALUE FUND

For a Fund share outstanding throughout each period.



                                          INCOME FROM
                                     INVESTMENT OPERATIONS                       LESS DISTRIBUTIONS
                             -------------------------------------   ------------------------------------------
                                              NET
                    NET                     REALIZED
                   ASSET                      AND                     DIVIDENDS   DISTRIBUTIONS
                   VALUE         NET       UNREALIZED   TOTAL FROM    FROM NET       FROM NET
                 BEGINNING   INVESTMENT     GAIN ON     INVESTMENT   INVESTMENT      REALIZED         TOTAL
                 OF PERIOD     INCOME     INVESTMENTS   OPERATIONS     INCOME     CAPITAL GAINS   DISTRIBUTIONS
                 ---------   ----------   -----------   ----------   ----------   -------------   -------------
CLASS 1 SHARES
Year Ended:
12/31/06           $12.43     $0.24(5)       $1.11         $1.35       $(0.15)       $(1.27)         $(1.42)
12/31/05            12.27      0.11(5)        0.50          0.61        (0.06)        (0.39)          (0.45)
12/31/04(3)         10.00      0.06           2.21          2.27           --            --              --

CLASS 2 SHARES
Year Ended:
12/31/06           $12.41     $0.21(5)       $1.12         $1.33       $(0.15)       $(1.27)         $(1.42)
12/31/05(4)         12.28      0.08(5)        0.05          0.13           --            --              --

                                                              RATIOS TO AVERAGE
                                                        NET ASSETS/SUPPLEMENTAL DATA
                                      ----------------------------------------------------------------
                                                       RATIO OF     RATIO OF
                                                       EXPENSES     EXPENSES
                                                      TO AVERAGE   TO AVERAGE    RATIO OF
                   NET                                NET ASSETS   NET ASSETS       NET
                  ASSET                                 BEFORE        AFTER     INVESTMENT
                  VALUE                 NET ASSETS    REIMBURSE-   REIMBURSE-    INCOME TO   PORTFOLIO
                 END OF     TOTAL     END OF PERIOD     MENTS/       MENTS/       AVERAGE     TURNOVER
                 PERIOD   RETURN(1)     (IN 000S)       WAIVERS    WAIVERS(2)   NET ASSETS      RATE
                 ------   ---------   -------------   ----------   ----------   ----------   ---------
CLASS 1 SHARES
Year Ended:
12/31/06         $12.36     12.22%       $36,216        0.98%        0.98%        2.02%        93%(7)
12/31/05          12.43      4.97         38,346        0.97         0.97         0.93         59
12/31/04(3)       12.27     22.70         42,668        1.08(6)      1.08(6)      0.83(6)      50

CLASS 2 SHARES
Year Ended:
12/31/06         $12.32     11.87%       $   260        1.23%        1.23%        1.77%        93%(7)
12/31/05(4)       12.41      1.14             15        1.22(6)      1.22(6)      0.68(6)      59

(1) Total return is not annualized for periods of less than one year. The total return would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.

(2) Ratio of operating expenses to average net assets includes expenses paid indirectly.

(3)  The VT Small Cap Value Fund commenced operations on May 3, 2004.

(4)  The VT Small Cap Value Fund commenced selling Class 2 shares on July 1,
     2005.

                       See Notes to Financial Statements.

Financial Highlights

VT SMALL CAP GROWTH FUND

For a Fund share outstanding throughout each period.


                                       INCOME/(LOSS) FROM
                                     INVESTMENT OPERATIONS                      LESS DISTRIBUTIONS
                             -------------------------------------   ------------------------------------------
                                              NET
                                            REALIZED
                    NET                       AND
                   ASSET                   UNREALIZED                 DIVIDENDS   DISTRIBUTIONS
                   VALUE         NET      GAIN/(LOSS)   TOTAL FROM    FROM NET       FROM NET
                 BEGINNING   INVESTMENT        ON       INVESTMENT   INVESTMENT      REALIZED         TOTAL
                 OF PERIOD      LOSS      INVESTMENTS   OPERATIONS     INCOME     CAPITAL GAINS   DISTRIBUTIONS
                 ---------   ----------   -----------   ----------   ----------   -------------   -------------
CLASS 1 SHARES
Year Ended:
12/31/06           $ 9.68    $(0.05)        $ 0.71       $ 0.66          $--         $   --          $   --
12/31/05             9.85     (0.06)         (0.11)       (0.17)          --             --              --
12/31/04             9.41     (0.05)          0.49         0.44           --             --              --
12/31/03             5.49     (0.02)(5)       3.94         3.92           --             --              --
12/31/02            11.37     (0.02)(5)      (5.27)       (5.29)          --          (0.59)          (0.59)

CLASS 2 SHARES
Year Ended:
12/31/06           $ 9.57    $(0.07)        $ 0.70       $ 0.63          $--         $   --          $   --
12/31/05             9.77     (0.08)         (0.12)       (0.20)          --             --              --
12/31/04             9.35     (0.07)          0.49         0.42           --             --              --
12/31/03             5.47     (0.04)(5)       3.92         3.88           --             --              --
12/31/02            11.36     (0.03)(5)      (5.27)       (5.30)          --          (0.59)          (0.59)

                                                              RATIOS TO AVERAGE
                                                        NET ASSETS/SUPPLEMENTAL DATA
                                      ----------------------------------------------------------------
                                                       RATIO OF     RATIO OF
                                                       EXPENSES     EXPENSES
                                                      TO AVERAGE   TO AVERAGE    RATIO OF
                   NET                                NET ASSETS   NET ASSETS       NET
                  ASSET                                 BEFORE        AFTER     INVESTMENT
                  VALUE                 NET ASSETS    REIMBURSE-   REIMBURSE-     LOSS TO    PORTFOLIO
                 END OF     TOTAL     END OF PERIOD     MENTS/       MENTS/       AVERAGE     TURNOVER
                 PERIOD   RETURN(1)     (IN 000S)      WAIVERS     WAIVERS(2)   NET ASSETS      RATE
                 ------   ---------   -------------   ----------   ----------   ----------   ---------
CLASS 1 SHARES
Year Ended:
12/31/06         $10.34      6.82%       $44,152         0.99%        0.99%       (0.50)%       64%
12/31/05           9.68     (1.73)        42,679         1.11         1.11        (0.61)       172(8)
12/31/04           9.85      4.68         53,049         0.98         0.98        (0.56)        41
12/31/03           9.41     71.40         70,806         1.00         1.00        (0.31)        67
12/31/02           5.49    (47.15)        39,476         1.00         1.00        (0.31)        29

CLASS 2 SHARES
Year Ended:
12/31/06         $10.20      6.58%       $ 4,008         1.24%        1.24%       (0.75)%       64%
12/31/05           9.57     (2.05)         3,762         1.36         1.36        (0.86)       172(8)
12/31/04           9.77      4.49          3,626         1.23         1.23        (0.81)        41
12/31/03           9.35     70.93          2,710         1.25         1.25        (0.56)        67
12/31/02           5.47    (47.28)         1,068         1.25         1.25        (0.56)        29

(5)  Per share numbers have been calculated using the average shares method.

(6)  Annualized.

(7) The VT Small Cap Value Fund had unusually high portfolio turnover due to the transitioning of Fund holdings for a planned fund merger. See Note 1 in Notes to Financial Statements.

(8) The VT Small Cap Growth Fund had unusually high portfolio turnover due to a change in sub-advisors.

                       See Notes to Financial Statements.

Financial Highlights

VT INTERNATIONAL GROWTH FUND

For a Fund share outstanding throughout each period.

                                       INCOME/(LOSS) FROM
                                      INVESTMENT OPERATIONS                       LESS DISTRIBUTIONS
                             --------------------------------------   ------------------------------------------


                                          NET REALIZED
                    NET                        AND
                   ASSET                   UNREALIZED                  DIVIDENDS   DISTRIBUTIONS
                   VALUE         NET       GAIN/(LOSS)   TOTAL FROM    FROM NET       FROM NET
                 BEGINNING   INVESTMENT        ON        INVESTMENT   INVESTMENT      REALIZED         TOTAL
                 OF PERIOD     INCOME      INVESTMENTS   OPERATIONS     INCOME     CAPITAL GAINS   DISTRIBUTIONS
                 ---------   ----------   ------------   ----------   ----------   -------------   -------------
CLASS 1 SHARES
Year Ended:
12/31/06           $14.80     $0.18(3)       $ 2.79        $ 2.97       $(0.23)         $--           $(0.23)
12/31/05            12.77      0.17(3)         2.07          2.24        (0.21)          --            (0.21)
12/31/04            11.38      0.12(3)         1.41          1.53        (0.14)          --            (0.14)
12/31/03             8.51      0.09(3)         2.91          3.00        (0.13)          --            (0.13)
12/31/02            10.21      0.04(3)        (1.63)        (1.59)       (0.11)          --            (0.11)

CLASS 2 SHARES
Year Ended:
12/31/06           $14.71     $0.14(3)       $ 2.77        $ 2.91       $(0.23)         $--           $(0.23)
12/31/05            12.71      0.13(3)         2.07          2.20        (0.20)          --            (0.20)
12/31/04            11.34      0.09(3)         1.41          1.50        (0.13)          --            (0.13)
12/31/03             8.49      0.06(3)         2.90          2.96        (0.11)          --            (0.11)
12/31/02            10.21      0.02(3)        (1.63)        (1.61)       (0.11)          --            (0.11)

                                                             RATIOS TO AVERAGE
                                                        NET ASSETS/SUPPLEMENTAL DATA
                                      ----------------------------------------------------------------
                                                       RATIO OF     RATIO OF
                                                       EXPENSES     EXPENSES
                                                      TO AVERAGE   TO AVERAGE    RATIO OF
                   NET                                NET ASSETS   NET ASSETS      NET
                  ASSET                                 BEFORE        AFTER     INVESTMENT
                  VALUE                 NET ASSETS    REIMBURSE-   REIMBURSE-    INCOME TO   PORTFOLIO
                 END OF     TOTAL     END OF PERIOD     MENTS/       MENTS/       AVERAGE     TURNOVER
                 PERIOD   RETURN(1)     (IN 000S)       WAIVERS    WAIVERS(2)   NET ASSETS      RATE
                 ------   ---------   -------------   ----------   ----------   ----------   ---------
CLASS 1 SHARES
Year Ended:
12/31/06         $17.54     20.54%    $ 145,512        1.03%        1.03%        1.11%         105%(5)
12/31/05          14.80     17.87       109,029        1.11         1.11         1.27           32
12/31/04          12.77     13.60        91,875        1.16         1.16         0.99           23
12/31/03          11.38     35.51        74,138        1.21         1.21         0.94           22
12/31/02           8.51    (15.71)       50,625        1.26         1.26         0.49           30

CLASS 2 SHARES
Year Ended:
12/31/06         $17.39     20.27%    $   5,343        1.28%        1.28%        0.86%         105%(5)
12/31/05          14.71     17.59         1,088        1.36         1.36         1.02           32
12/31/04          12.71     13.33           310        1.41         1.41         0.74           23
12/31/03          11.34     35.10           182        1.46         1.46         0.69           22
12/31/02           8.49    (15.91)           93        1.51         1.51         0.24           30

(1) Total return is not annualized for periods of less than one year. The total return would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.

(2) Ratio of operating expenses to average net assets includes expenses paid indirectly.

(3)  Per share numbers have been calculated using the average shares method.

(4)  Amount represents less than $0.01 per share.

(5) The VT International Growth Fund had unusually high portfolio turnover due to the transitioning of Fund holdings for a planned fund merger. See Note 1 in Notes to Financial Statements.

                       See Notes to Financial Statements.

Financial Highlights

VT SHORT TERM INCOME FUND

For a Fund share outstanding throughout each period.

                                       INCOME/(LOSS) FROM
                                      INVESTMENT OPERATIONS                       LESS DISTRIBUTIONS
                             --------------------------------------   ------------------------------------------


                                          NET REALIZED
                    NET                        AND
                   ASSET                   UNREALIZED                  DIVIDENDS   DISTRIBUTIONS
                   VALUE         NET       GAIN/(LOSS)   TOTAL FROM    FROM NET       FROM NET
                 BEGINNING   INVESTMENT        ON        INVESTMENT   INVESTMENT      REALIZED         TOTAL
                 OF PERIOD     INCOME      INVESTMENTS   OPERATIONS     INCOME     CAPITAL GAINS   DISTRIBUTIONS
                 ---------   ----------   ------------   ----------   ----------   -------------   -------------
CLASS 1 SHARES
Year Ended:
12/31/06           $2.52      $0.11(3)     $(0.00)(4)       $0.11       $(0.11)         $--           $(0.11)
12/31/05            2.58       0.10(3)      (0.06)           0.04        (0.10)          --            (0.10)
12/31/04            2.63       0.10(3)      (0.05)           0.05        (0.10)          --            (0.10)
12/31/03            2.65       0.11(3)       0.04            0.15        (0.17)          --            (0.17)
12/31/02            2.60       0.14(3)       0.02            0.16        (0.11)          --            (0.11)

CLASS 2 SHARES
Year Ended:
12/31/06           $2.51      $0.10(3)     $(0.00)(4)       $0.10       $(0.10)         $--           $(0.10)
12/31/05            2.56       0.09(3)      (0.05)           0.04        (0.09)          --            (0.09)
12/31/04            2.62       0.09(3)      (0.05)           0.04        (0.10)          --            (0.10)
12/31/03            2.64       0.10(3)       0.04            0.14        (0.16)          --            (0.16)
12/31/02            2.60       0.13(3)       0.02            0.15        (0.11)          --            (0.11)

                                                             RATIOS TO AVERAGE
                                                        NET ASSETS/SUPPLEMENTAL DATA
                                      ----------------------------------------------------------------
                                                       RATIO OF     RATIO OF
                                                       EXPENSES     EXPENSES
                                                      TO AVERAGE   TO AVERAGE   RATIO OF
                   NET                                NET ASSETS   NET ASSETS      NET
                  ASSET                                 BEFORE        AFTER     INVESTMENT
                  VALUE                 NET ASSETS    REIMBURSE-   REIMBURSE-    INCOME TO   PORTFOLIO
                 END OF     TOTAL     END OF PERIOD     MENTS/       MENTS/       AVERAGE     TURNOVER
                 PERIOD   RETURN(1)     (IN 000S)       WAIVERS    WAIVERS(2)   NET ASSETS      RATE
                 ------   ---------   -------------   ----------   ----------   ----------   ---------
CLASS 1 SHARES
Year Ended:
12/31/06          $2.52     4.59%        $42,466         0.61%        0.61%        4.30%        13%
12/31/05           2.52     1.64          47,221         0.60         0.60         4.01         22
12/31/04           2.58     2.07          48,574         0.61         0.61         3.74         17
12/31/03           2.63     5.52          46,628         0.63         0.63         4.31         38
12/31/02           2.65     6.26          41,592         0.62         0.62         5.42         41

CLASS 2 SHARES
Year Ended:
12/31/06          $2.51     4.24%        $ 3,221         0.86%        0.86%        4.05%        13%
12/31/05           2.51     1.76           5,156         0.85         0.85         3.76         22
12/31/04           2.56     1.60           7,096         0.86         0.86         3.49         17
12/31/03           2.62     5.46           6,157         0.88         0.88         4.06         38
12/31/02           2.64     5.86           1,188         0.87         0.87         5.17         41

                       See Notes to Financial Statements.

Financial Highlights

VT U.S. GOVERNMENT SECURITIES FUND

For a Fund share outstanding throughout each period.

                                       INCOME/(LOSS) FROM
                                      INVESTMENT OPERATIONS                       LESS DISTRIBUTIONS
                             --------------------------------------   ------------------------------------------


                                          NET REALIZED
                    NET                        AND
                   ASSET                   UNREALIZED                  DIVIDENDS   DISTRIBUTIONS
                   VALUE         NET       GAIN/(LOSS)   TOTAL FROM    FROM NET       FROM NET
                 BEGINNING   INVESTMENT        ON        INVESTMENT   INVESTMENT      REALIZED         TOTAL
                 OF PERIOD     INCOME      INVESTMENTS   OPERATIONS     INCOME     CAPITAL GAINS   DISTRIBUTIONS
                 ---------   ----------   ------------   ----------   ----------   -------------   -------------
CLASS 1 SHARES
Year Ended:
12/31/06           $10.47   $0.47(3)         $(0.03)        $0.44       $(0.50)         $--           $(0.50)
12/31/05            10.71    0.46(3)          (0.22)         0.24        (0.48)          --            (0.48)
12/31/04            10.75    0.45(3)          (0.06)         0.39        (0.43)          --            (0.43)
12/31/03            11.05    0.46(3)          (0.23)         0.23        (0.53)          --            (0.53)
12/31/02            10.55    0.59(3)           0.33          0.92        (0.42)          --            (0.42)

CLASS 2 SHARES
Year Ended:
12/31/06           $10.43   $0.44(3)         $(0.02)        $0.42       $(0.46)         $--           $(0.46)
12/31/05            10.66    0.43(3)          (0.22)         0.21        (0.44)          --            (0.44)
12/31/04            10.70    0.42(3)          (0.06)         0.36        (0.40)          --            (0.40)
12/31/03            11.02    0.44(3)          (0.23)         0.21        (0.53)          --            (0.53)
12/31/02            10.55    0.56(3)           0.33          0.89        (0.42)          --            (0.42)

                                                             RATIOS TO AVERAGE
                                                        NET ASSETS/SUPPLEMENTAL DATA
                                      ----------------------------------------------------------------
                                                       RATIO OF     RATIO OF
                                                       EXPENSES     EXPENSES
                                                      TO AVERAGE   TO AVERAGE   RATIO OF
                   NET                                NET ASSETS   NET ASSETS      NET
                  ASSET                                 BEFORE        AFTER     INVESTMENT
                  VALUE                 NET ASSETS    REIMBURSE-   REIMBURSE-    INCOME TO   PORTFOLIO
                 END OF     TOTAL     END OF PERIOD     MENTS/       MENTS/       AVERAGE     TURNOVER
                 PERIOD   RETURN(1)     (IN 000S)       WAIVERS    WAIVERS(2)   NET ASSETS      RATE
                 ------   ---------   -------------   ----------   ----------   ----------   ---------
CLASS 1 SHARES
Year Ended:
12/31/06         $10.41     4.45%        $259,054        0.53%        0.53%        4.54%        16%
12/31/05          10.47     2.27          266,902        0.54         0.54         4.39         33
12/31/04          10.71     3.78          263,816        0.54         0.54         4.21         28
12/31/03          10.75     2.14          204,193        0.56         0.56         4.26         46
12/31/02          11.05     8.87          173,770        0.56         0.56         5.45         41

CLASS 2 SHARES
Year Ended:
12/31/06         $10.39     4.22%        $  5,041        0.78%        0.78%        4.29%        16%
12/31/05          10.43     2.02            8,742        0.79         0.79         4.14         33
12/31/04          10.66     3.59           12,757        0.79         0.79         3.96         28
12/31/03          10.70     1.87           16,323        0.81         0.81         4.01         46
12/31/02          11.02     8.57           12,264        0.81         0.81         5.20         41

(1) Total return is not annualized for periods of less than one year. The total return would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.

(2) Ratio of operating expenses to average net assets includes expenses paid indirectly.

(3)  Per share numbers have been calculated using the average shares method.

                       See Notes to Financial Statements.

Financial Highlights

VT INCOME FUND

For a Fund share outstanding throughout each period.

                                       INCOME/(LOSS) FROM
                                      INVESTMENT OPERATIONS                       LESS DISTRIBUTIONS
                             --------------------------------------   ------------------------------------------


                                          NET REALIZED
                    NET                        AND
                   ASSET                   UNREALIZED                  DIVIDENDS   DISTRIBUTIONS
                   VALUE         NET       GAIN/(LOSS)   TOTAL FROM    FROM NET       FROM NET
                 BEGINNING   INVESTMENT        ON        INVESTMENT   INVESTMENT      REALIZED         TOTAL
                 OF PERIOD     INCOME      INVESTMENTS   OPERATIONS     INCOME     CAPITAL GAINS   DISTRIBUTIONS
                 ---------   ----------   ------------   ----------   ----------   -------------   -------------
CLASS 1 SHARES
Year Ended:
12/31/06           $10.69     $0.61(3)       $(0.13)        $0.48       $(0.61)       $(0.01)         $(0.62)
12/31/05            11.08      0.60(3)        (0.34)         0.26        (0.65)           --           (0.65)
12/31/04            11.18      0.61(3)        (0.03)         0.58        (0.68)           --           (0.68)
12/31/03            10.79      0.63(3)         0.42          1.05        (0.66)           --           (0.66)
12/31/02            10.31      0.69(3)         0.27          0.96        (0.48)           --           (0.48)

CLASS 2 SHARES
Year Ended:
12/31/06           $10.62     $0.58(3)       $(0.12)        $0.46       $(0.58)       $(0.01)         $(0.59)
12/31/05            11.01      0.57(3)        (0.34)         0.23        (0.62)           --           (0.62)
12/31/04            11.12      0.58(3)        (0.03)         0.55        (0.66)           --           (0.66)
12/31/03            10.77      0.60(3)         0.41          1.01        (0.66)           --           (0.66)
12/31/02            10.31      0.65(3)         0.29          0.94        (0.48)           --           (0.48)

                                                             RATIOS TO AVERAGE
                                                        NET ASSETS/SUPPLEMENTAL DATA
                                      ----------------------------------------------------------------
                                                       RATIO OF     RATIO OF
                                                       EXPENSES     EXPENSES
                                                      TO AVERAGE   TO AVERAGE    RATIO OF
                   NET                                NET ASSETS   NET ASSETS      NET
                  ASSET                                 BEFORE        AFTER     INVESTMENT
                  VALUE                 NET ASSETS    REIMBURSE-   REIMBURSE-    INCOME TO   PORTFOLIO
                 END OF     TOTAL     END OF PERIOD     MENTS/       MENTS/       AVERAGE     TURNOVER
                 PERIOD   RETURN(1)     (IN 000S)       WAIVERS    WAIVERS(2)   NET ASSETS      RATE
                 ------   ---------   -------------   ----------   ----------   ----------   ---------
CLASS 1 SHARES
Year Ended:
12/31/06         $10.55     4.90%        $182,728        0.54%        0.54%        5.79%        24%
12/31/05          10.69     2.40          185,140        0.54         0.54         5.50         13
12/31/04          11.08     5.56          185,570        0.55         0.55         5.53         20
12/31/03          11.18     9.78          193,953        0.56         0.56         5.74         24
12/31/02          10.79     9.61          179,844        0.56         0.56         6.64         21

CLASS 2 SHARES
Year Ended:
12/31/06         $10.49     4.59%        $ 16,474        0.79%        0.79%        5.54%        24%
12/31/05          10.62     2.06           20,374        0.79         0.79         5.25         13
12/31/04          11.01     5.31           23,358        0.80         0.80         5.28         20
12/31/03          11.12     9.47           21,188        0.81         0.81         5.49         24
12/31/02          10.77     9.40            8,186        0.81         0.81         6.39         21

                       See Notes to Financial Statements.

Financial Highlights

VT MONEY MARKET FUND

For a Fund share outstanding throughout each period.

                                          INCOME FROM
                                      INVESTMENT OPERATIONS                       LESS DISTRIBUTIONS
                             --------------------------------------   ------------------------------------------


                                          NET REALIZED
                    NET                        AND
                   ASSET                   UNREALIZED                  DIVIDENDS   DISTRIBUTIONS
                   VALUE         NET          LOSS       TOTAL FROM    FROM NET       FROM NET
                 BEGINNING   INVESTMENT        ON        INVESTMENT   INVESTMENT      REALIZED         TOTAL
                 OF PERIOD     INCOME      INVESTMENTS   OPERATIONS     INCOME     CAPITAL GAINS   DISTRIBUTIONS
                 ---------   ----------   ------------   ----------   ----------   -------------   -------------
CLASS 1 SHARES
Year Ended:
12/31/06           $1.00      $0.043           $--         $0.043      $(0.043)         $--           $(0.043)
12/31/05            1.00       0.026            --          0.026       (0.026)          --            (0.026)
12/31/04            1.00       0.008            --          0.008       (0.008)          --            (0.008)
12/31/03            1.00       0.006            --          0.006       (0.006)          --            (0.006)
12/31/02            1.00       0.014(3)         --          0.014       (0.014)          --            (0.014)

CLASS 2 SHARES
Year Ended:
12/31/06           $1.00      $0.041           $--         $0.041      $(0.041)         $--           $(0.041)
12/31/05            1.00       0.023            --          0.023       (0.023)          --            (0.023)
12/31/04            1.00       0.006            --          0.006       (0.006)          --            (0.006)
12/31/03            1.00       0.004            --          0.004       (0.004)          --            (0.004)
12/31/02            1.00       0.011(3)         --          0.011       (0.011)          --            (0.011)

                                                         RATIOS TO AVERAGE
                                                    NET ASSETS/SUPPLEMENTAL DATA
                                      -------------------------------------------------------
                                                       RATIO OF     RATIO OF
                                                       EXPENSES     EXPENSES
                                                      TO AVERAGE   TO AVERAGE   RATIO OF
                   NET                                NET ASSETS   NET ASSETS      NET
                  ASSET                                 BEFORE        AFTER     INVESTMENT
                  VALUE                 NET ASSETS    REIMBURSE-   REIMBURSE-    INCOME TO
                 END OF     TOTAL     END OF PERIOD     MENTS/       MENTS/       AVERAGE
                 PERIOD   RETURN(1)     (IN 000S)       WAIVERS    WAIVERS(2)   NET ASSETS
                 ------   ---------   -------------   ----------   ----------   ----------
CLASS 1 SHARES
Year Ended:
12/31/06          $1.00     4.39%        $12,841         0.71%        0.71%        4.31%
12/31/05           1.00     2.59          13,132         0.70         0.70         2.53
12/31/04           1.00     0.85          14,660         0.63         0.63         0.84
12/31/03           1.00     0.65          20,198         0.60         0.60         0.67
12/31/02           1.00     1.39          33,766         0.57         0.57         1.32

CLASS 2 SHARES
Year Ended:
12/31/06          $1.00     4.13%        $ 2,833         0.96%        0.96%        4.06%
12/31/05           1.00     2.33           3,315         0.95         0.95         2.28
12/31/04           1.00     0.59           5,404         0.88         0.88         0.59
12/31/03           1.00     0.40           3,068         0.85         0.85         0.42
12/31/02           1.00     1.13           4,679         0.82         0.82         1.07

(1) Total return is not annualized for periods of less than one year. The total return would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.

(2) Ratio of operating expenses to average net assets includes expenses paid indirectly.

(3)  Per share numbers have been calculated using the average shares method.

                       See Notes to Financial Statements.

Notes to Financial Statements

WM VARIABLE TRUST

1.   ORGANIZATION AND BUSINESS

WM Variable Trust (the "Trust") was organized as a Massachusetts business trust on January 29, 1993. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust consists of 13 funds (each a "Fund" and collectively, the "Funds") and 5 portfolios ("Portfolios"). The VT REIT, VT Equity Income, VT Growth & Income, VT West Coast Equity, VT Mid Cap Stock, VT Growth, VT Small Cap Value, VT Small Cap Growth, VT International Growth, VT Short Term Income, VT U.S. Government Securities, VT Income and VT Money Market Funds are included in this report.

The Trust is authorized to issue an unlimited number of shares of beneficial interest, each without par value. Each Fund offers two classes of shares: Class 1 shares and Class 2 shares. These shares are issued and redeemed only in connection with investments in, and payments under, variable annuity and variable life insurance contracts (collectively "Variable Insurance Contracts"), as well as certain qualified retirement plans.

WM Advisors, Inc., (the "Advisor") serves as investment advisor to the Trust. On July 25, 2006, the Principal Financial Group, Inc. ("PFG"), a publicly owned financial services company, and its subsidiary Principal Management Corporation ("PMC") entered into an agreement with Washington Mutual, Inc. to acquire all of the outstanding stock of the Advisor, WM Shareholder Services, Inc. (the "Transfer Agent"), and WM Funds Distributor, Inc. (the "Distributor") (the "Transaction"). The Transaction closed on December 31, 2006.

On August 11, 2006, the Board of Trustees approved proposed reorganizations (the "Reorganizations") pursuant to which each of the Funds (each, an "Acquired Fund") would combine with and into the corresponding separate series (each, an "Acquiring Fund") of Principal Variable Contracts Fund, Inc. ("PVC"), subject to various conditions including the approval of shareholders of each Acquired Fund. Under the Reorganizations (i) all the assets and the stated liabilities of each Acquired Fund would be transferred to its corresponding Acquiring Fund in exchange for Class 1 and Class 2 shares of the Acquiring Fund; (ii) holders of Class 1 and Class 2 shares of the Acquired Fund would receive, respectively, that number of Class 1 and Class 2 shares of the corresponding Acquiring Fund equal in value at the time of the exchange to the value of the holder's Acquired Fund shares at such time; and (iii) the Acquired Fund would be liquidated and dissolved. A special meeting of shareholders was held on December 15, 2006.

2.   SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies, in conformity with accounting principles generally accepted in the United States of America ("generally accepted accounting principles"), which are consistently followed by the Funds in the preparation of their financial statements.

PORTFOLIO VALUATION:

Securities that are primarily traded on a U.S. exchange (excluding securities traded through the NASDAQ National Market System, which are valued at the NASDAQ official closing price) are valued at the last reported sales price on that exchange or, if there were no sales during the day (and no official closing price on such day), at the mean of the current day's bid and asked prices. Securities traded only on over-the-counter markets (other than the NASDAQ National Market System and the U.S. Government Securities System) are valued at the mean of the current day's bid and asked prices.

The value of a foreign security is determined in its functional currency as of the close of trading on the foreign exchange on which it is traded or at the close of the New York Stock Exchange, if that is earlier, or if there has been movement in the U.S. market and/or other economic indicators that exceed a specified threshold, the foreign security is fair valued. The value is then converted into its U.S. dollar equivalent using prevailing exchange rates on the day the value of the foreign security is determined.

Options are generally valued at the last sale price or, in the absence of a last sale price, at the mean of the current day's bid and asked prices. The value of a futures contract equals the unrealized gain or loss on the contract, which is determined by marking the contract to the current settlement price for a like contract acquired on the day on which the futures contract is being valued.

Debt securities of U.S. issuers (other than short-term investments), including municipal securities, are valued by one or more independent pricing services retained by the Trust. When, in the judgment of a pricing service, market quotations for these securities are readily available, they are valued at the mean between the quoted bid and asked prices. Short-term debt securities that mature in 60 days or less are valued at amortized cost, which approximates market value.

Securities for which market quotations are not readily available are valued at fair value as determined by, or under the direction of, the Funds' Board of Trustees, which may rely on the assistance of one or more pricing services.

The investments of the VT Money Market Fund are valued on the basis of amortized cost in accordance with Rule 2a-7 of the 1940 Act, which approximates market value and does not take into account unrealized capital gains or losses. Amortized cost valuation involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, as long as the amortized cost fairly reflects the market-based net asset value per share. Certain other assets may be valued by the Advisor under the supervision of the VT Money Market Fund's Board of Trustees.

WM VARIABLE TRUST

REPURCHASE AGREEMENTS:

Each Fund may enter into repurchase agreement transactions. A repurchase agreement is a purchase of an underlying debt obligation subject to an agreement by the seller to repurchase the obligation at an agreed upon price and time. It is each Fund's policy that its custodian take possession of the underlying collateral securities. The fair value of the collateral is at all times at least equal to the total amount of the repurchase obligation. In the event of counterparty default, the Fund would seek to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Advisor, acting under the supervision of the Board of Trustees of the Trust, reviews the value of the collateral and the creditworthiness of those banks and broker/dealers with whom each Fund enters into repurchase agreements.

FUTURES CONTRACTS:

Certain Funds may enter into futures transactions. The underlying value of a futures contract is incorporated within the unrealized appreciation/(depreciation) shown in the Portfolio of Investments under the caption "Futures Contracts."

Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount (known as an initial margin deposit). Subsequent payments (known as variation margins) are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in contract value are recorded as unrealized gains or losses, and the Fund recognizes a realized gain or loss when the contract is closed. Should market conditions change unexpectedly, the Funds may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

PURCHASED OPTION CONTRACTS:

Certain Funds may enter into put and call option contracts. These Funds may use option contracts to manage their exposure to the stock and bond markets and to fluctuations in interest rates and currency values. Upon entering into a put or call option, the premium paid is recorded as an investment. The daily changes in contract value are recorded as unrealized gains or losses. When a purchased option expires, the Fund will realize a loss in the amount of the cost of the option. When the Fund enters into a closing sale transaction, the Fund will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option plus related transaction costs. When the Fund exercises a put option, the Fund will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security, which the Fund purchases upon exercise, will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

FOREIGN CURRENCY:

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars on a daily basis using prevailing exchange rates. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Unrealized gains and losses, not relating to securities, which result from changes in foreign currency exchange rates, have been included in unrealized appreciation/(depreciation) of investments. Unrealized gains and losses of securities, which result from changes in foreign currency exchange rates as well as changes in market prices of securities, have been included in unrealized appreciation/(depreciation) of investments. Net realized foreign currency gains and losses, which result from changes in exchange rates between trade date and settlement date on investment transactions as well as the difference between the amounts of interest and dividends recorded on the books of the Funds and the amount actually received, have been included in realized gains/(losses) on investment transactions. Foreign currency gains and losses, which result from fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date, have been included in realized gains/(losses) on investment transactions.

FORWARD FOREIGN CURRENCY CONTRACTS:

Certain Funds may enter into forward foreign currency contracts. Forward foreign currency contracts are agreements to exchange one currency for another at a future date and at a specified price. These Funds may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Funds' foreign currency exposure. These contracts are valued daily, and a Fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the "Statements of Assets and Liabilities." Realized and unrealized gains and losses are included in the "Statements of Operations." Due to the risks, the Funds could incur losses up to the entire contract amount, which may exceed the net unrealized value shown in the "Statements of Assets and Liabilities."

WM VARIABLE TRUST

ILLIQUID INVESTMENTS:

Each Fund may invest a portion of its net assets in securities that are not readily marketable, including: (1) repurchase agreements with maturities greater than seven calendar days; (2) time deposits maturing in more than seven calendar days; (3) certain futures contracts and options; (4) certain variable rate demand notes having a demand period of more than seven calendar days; (5) securities, the disposition of which are restricted under federal securities laws, excluding certain Rule 144A securities, as defined in the following paragraph; and (6) certain over-the-counter options.

Illiquid securities generally cannot be sold or disposed of in the ordinary course of business (within seven calendar days) at approximately the value at which each Fund has valued the investments. This may have an adverse effect on each Fund's ability to dispose of particular illiquid securities at fair market value and may limit the Fund's ability to obtain accurate market quotations for purposes of valuing the securities and calculating the net asset value per share of the Fund. The Funds may also purchase securities that are not registered under the Securities Act of 1933, as amended (the "Act"), but that can be sold to qualified institutional buyers in accordance with Rule 144A under the Act ("Rule 144A Securities"). Rule 144A Securities generally must be sold only to other qualified institutional buyers. If a particular investment in Rule 144A Securities is not determined to be liquid under the guidelines established by the Board of Trustees, the investment will be subject to a Fund's limitation on investment in illiquid securities as indicated above.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded on a trade date basis. Realized gains and losses from securities sold are recorded on the identified cost basis. Securities purchased or sold on a "when-issued" or "delayed-delivery" basis may be settled a month or more after the trade date; interest income is not accrued until settlement date. Each Fund instructs the custodian to segregate assets of the Fund with a current value at least equal to the amount of its when-issued purchase commitments.

Interest income on debt securities is accrued daily. Premiums and discounts are amortized using the interest method. Paydown gains and losses on mortgage-backed and asset-backed securities are presented as an adjustment to interest income. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities are recorded as soon as the information is available to the Funds if informed after the ex-dividend date. The Funds estimate components of distributions from real estate investment trusts (REITs). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. Distributions received from capital gains are presented as an adjustment to dividend income and recorded as capital gain distributions received. Each Fund's investment income and realized and unrealized gains and losses are allocated among the classes of that Fund based upon the relative average net assets of each class.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

Dividends from net investment income and distributions of any net capital gains earned by a Fund are declared and paid annually, with the exception of the VT Money Market Fund, from which dividends from net investment income are declared daily and paid monthly.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, redesignated distributions and differing characterization of distributions made by each Fund. At December 31, 2006, the following adjustments have been reflected in the components of net assets on the "Statements of Assets and Liabilities" to present these balances on an income tax basis, excluding certain temporary differences:

                                                              INCREASE/       INCREASE/
                                                             (DECREASE)      (DECREASE)
                                                            UNDISTRIBUTED    ACCUMULATED
                                             DECREASE      NET INVESTMENT   NET REALIZED
                                         PAID-IN CAPITAL    INCOME/(LOSS)    GAIN/(LOSS)
NAME OF FUND                                  (000S)           (000S)          (000S)
------------                             ---------------   --------------   ------------
VT Equity Income Fund ................        $  --            $    5         $    (5)
VT Growth Fund .......................           --                 2              (2)
VT Small Cap Value Fund ..............           --               (16)             16
VT Small Cap Growth Fund .............         (246)              246              --
VT International Growth Fund .........           --             2,306          (2,306)
VT Short Term Income Fund ............          (52)               20              32
VT U.S. Government Securities Fund ...           --             1,165          (1,165)
VT Income Fund .......................           --               354            (354)

The above adjustments are not reflected in the calculation of net investment income per share presented in the Financial Highlights.

WM VARIABLE TRUST

FEDERAL INCOME TAXES:

It is each Fund's policy to qualify as a regulated investment company by complying with the requirements of Sub-Chapter M of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies and by distributing substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

It is each Fund's policy to meet the diversification requirements of the Code so that variable annuity and variable life contracts funded by the Trust will not fail to qualify as annuities and life insurance contracts for tax purposes.

EXPENSES:

General expenses of the Trust are allocated to all the Funds of the Trust based upon the relative average net assets of each Fund. Operating expenses directly attributable to a class of shares are charged to the operations of that class of shares. Expenses of each Fund not directly attributable to the operations of any class of shares are prorated among the classes to which the expenses relate based on the relative average net assets of each class of shares.

Custodian fees for certain Funds have been reduced by credits allowed by the Funds'custodian for uninvested cash balances. The Funds could have invested this cash in income producing securities. Fees reduced by credits allowed by the custodian for the year ended December 31, 2006, are shown separately in the "Statements of Operations."

USE OF ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.   INVESTMENT ADVISORY AND OTHER TRANSACTIONS

The Advisor is entitled to a monthly fee at an annual rate based upon a percentage of the average daily net assets of each Fund at the following rates:

                                  FROM     FROM     FROM     FROM     FROM     FROM     FROM
                                  $50      $100     $125     $200     $250     $400     $500   FROM $1  FROM $2
                       FROM $0  MILLION  MILLION  MILLION  MILLION  MILLION  MILLION  MILLION  BILLION  BILLION
                        TO $50  TO $100  TO $125  TO $200  TO $250  TO $400  TO $500   TO $1    TO $2    TO $3   OVER $3
NAME OF FUND           MILLION  MILLION  MILLION  MILLION  MILLION  MILLION  MILLION  BILLION  BILLION  BILLION  BILLION
------------           -------  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
VT REIT Fund ........   0.800%   0.800%   0.800%   0.800%   0.800%   0.800%   0.800%   0.750%   0.750%   0.700%   0.650%
VT Equity Income
   Fund .............   0.625%   0.625%   0.625%   0.625%   0.625%   0.625%   0.625%   0.500%   0.500%   0.500%   0.500%
VT Growth &
   Income Fund ......   0.750%   0.750%   0.750%   0.750%   0.700%   0.700%   0.650%   0.575%   0.575%   0.575%   0.575%
VT West Coast
   Equity Fund ......   0.625%   0.625%   0.625%   0.625%   0.625%   0.625%   0.625%   0.500%   0.500%   0.500%   0.500%
VT Mid Cap Stock
   Fund .............   0.750%   0.750%   0.750%   0.750%   0.750%   0.750%   0.750%   0.750%   0.700%   0.650%   0.600%
VT Growth Fund ......   0.750%   0.750%   0.750%   0.750%   0.750%   0.750%   0.750%   0.700%   0.700%   0.650%   0.600%
VT Small Cap
   Value Fund .......   0.850%   0.850%   0.850%   0.850%   0.850%   0.850%   0.850%   0.750%   0.750%   0.750%   0.700%
VT Small Cap
   Growth Fund ......   0.850%   0.850%   0.850%   0.850%   0.850%   0.850%   0.850%   0.750%   0.750%   0.750%   0.700%
VT International
   Growth Fund ......   0.950%   0.850%   0.850%   0.750%   0.750%   0.750%   0.750%   0.750%   0.750%   0.750%   0.700%
VT Short Term
   Income Fund ......   0.500%   0.500%   0.500%   0.500%   0.450%   0.450%   0.450%   0.400%   0.400%   0.400%   0.400%
VT U.S. Government
   Securities Fund ..   0.500%   0.500%   0.500%   0.500%   0.500%   0.500%   0.500%   0.500%   0.500%   0.450%   0.450%
VT Income Fund ......   0.500%   0.500%   0.500%   0.500%   0.500%   0.500%   0.500%   0.500%   0.500%   0.450%   0.450%
VT Money Market
   Fund .............   0.450%   0.450%   0.450%   0.450%   0.450%   0.450%   0.450%   0.450%   0.400%   0.400%   0.400%

On December 18, 2006, the Advisor reimbursed $16,623 for capital losses incurred in previous years for the VT Money Market Fund.

WM VARIABLE TRUST

4.   TRUSTEES' FEES

No officer or employee of PFG or its subsidiaries, or Washington Mutual or its subsidiaries prior to December 31, 2006, received any compensation from the Trust for serving as an officer or Trustee of the Trust. The Trust, together with other mutual funds advised by the Advisor, pays each Trustee who is not an officer or employee of PFG or its subsidiaries, or Washington Mutual or its subsidiaries prior to December 31, 2006, a per annum retainer plus attendance fees for each meeting at which they are present. The Chairman, Committee Chairs and Committee Members receive additional remuneration for these services to the Trust. Trustees are also reimbursed for travel and out-of-pocket expenses. Each Trustee serves in the same capacity for all 40 funds within the WM Group of Funds.

5.   DISTRIBUTION PLANS

Each of the Funds has adopted a distribution plan, pursuant to Rule 12b-1 under the 1940 Act, applicable to Class 2 shares of the Funds (a "Rule 12b-1 Plan"). Under the Rule 12b-1 Plan, the Distributor, a registered broker/dealer, may receive a fee at an annual rate of 0.25% of the average daily net assets attributable to Class 2 shares. This fee may be used to cover the expenses of the Distributor primarily intended to result in the sale of such shares, including payments to the Distributor's representatives or others for selling shares. The Rule 12b-1 Plan shall remain in effect from year to year, provided such continuance is approved annually by vote of the Board of Trustees, including a majority of those Trustees who are not "interested persons" of the Trust, as defined in the 1940 Act, and who have no direct or indirect financial interest in the operation of the distribution plan, or any agreements related to the plan.

6.   PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, excluding U.S. government and short-term investments, for the year ended December 31, 2006, are as follows:

                                        PURCHASES     SALES
NAME OF FUND                              (000S)     (000S)
------------                            ---------   --------
VT REIT Fund ........................   $ 37,619    $ 46,108
VT Equity Income Fund ...............    319,471     275,583
VT Growth & Income Fund .............     83,730     126,308
VT West Coast Equity Fund ...........     38,730      26,089
VT Mid Cap Stock Fund ...............     14,337      25,900
VT Growth Fund ......................    333,486     308,912
VT Small Cap Value Fund .............     31,588      38,545
VT Small Cap Growth Fund ............     29,239      34,181
VT International Growth Fund ........    153,955     138,873
VT Short Term Income Fund ...........      6,251       8,358
VT U.S. Government Securities Fund ..         --       3,731
VT Income Fund ......................     27,722      36,077

The aggregate cost of purchases and proceeds from sales of U.S. government securities, excluding short-term investments, for the year ended December 31, 2006, are as follows:

                                        PURCHASES    SALES
NAME OF FUND                              (000S)     (000S)
------------                            ---------   -------
VT Equity Income Fund ...............    $    --    $     8
VT West Coast Equity Fund ...........        717        766
VT Short Term Income Fund ...........        267      3,203
VT U.S. Government Securities Fund ..     43,468     42,031
VT Income Fund ......................     20,066     14,776

7.   LENDING OF SECURITIES

Certain Funds may lend securities to brokers, dealers and other financial organizations to earn additional income. The Funds also continue to receive interest or dividends on the securities loaned. Each security loan is collateralized with assets in an amount equal to or greater than the current market value of the loaned securities. There is a risk of delay in receiving collateral, that the collateral could lose value or become valueless, or in recovering the securities loaned or even a loss of rights in collateral should the borrower fail financially.

WM VARIABLE TRUST

At December 31, 2006, each of the Funds with outstanding loans of securities to certain brokers, dealers or other financial institutions has segregated cash and/or securities at least equal to the market value of securities loaned with the Funds' custodian. The Funds currently invest the segregated cash in Mellon GSL DBT II, which is a common collective trust that invests in high-grade short-term investments.

8.   PORTFOLIO OWNERSHIP AND OTHER FACTORS

At December 31, 2006, the Portfolios hold investments in a number of the Funds. The figures presented below represent the percentage of shares outstanding of each Fund owned by the Portfolios:

                                                                       PORTFOLIOS
                                  ------------------------------------------------------------------------------------
                                  VT FLEXIBLE   VT CONSERVATIVE                 VT CONSERVATIVE   VT STRATEGIC
                                     INCOME         BALANCED      VT BALANCED        GROWTH          GROWTH
NAME OF FUND                       PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO        PORTFOLIO    TOTAL
------------                      -----------   ---------------   -----------   ---------------   ------------   -----
VT REIT Fund ..................       3.5%            2.9%           40.1%           29.5%            15.8%      91.8%
VT Equity Income Fund .........       2.3%            1.9%           24.3%           18.0%            10.1%      56.6%
VT Growth & Income Fund .......       4.5%            2.4%           34.8%           25.7%            14.4%      81.8%
VT West Coast Equity Fund .....       1.5%            1.8%           25.8%           18.9%            11.3%      59.3%
VT Mid Cap Stock Fund .........       4.7%            2.3%           32.0%           23.1%            14.9%      77.0%
VT Growth Fund ................       4.5%            2.5%           38.4%           26.6%            16.4%      88.4%
VT Small Cap Value Fund .......       6.0%            2.6%           40.5%           31.8%            17.8%      98.7%
VT Small Cap Growth Fund ......       4.4%            1.8%           28.8%           22.6%            12.6%      70.2%
VT International Growth Fund ..        --             2.8%           40.4%           27.9%            16.9%      88.0%
VT Short Term Income Fund .....      48.7%            9.0%           15.9%             --               --       73.6%
VT U.S. Government Securities
   Fund .......................      22.2%            7.3%           47.3%           11.1%              --       87.9%
VT Income Fund ................      23.4%            6.6%           37.8%            7.9%              --       75.7%

From time to time, one or more of the Funds used for investment by a Portfolio may experience relatively large investments or redemptions due to reallocations or rebalancings by the Portfolios as recommended by the Advisor. These transactions will affect the Funds, since the Funds that experience redemptions as a result of the reallocations or rebalancings may have to sell portfolio securities. At the same time, the Funds that receive additional cash will have to invest such cash. This may be particularly important when one or more Portfolios owns a substantial portion of any Underlying Fund. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on Fund performance to the extent that the Funds may be required to sell securities or invest cash at times when they would not otherwise do so. These transactions could also accelerate the realization of taxable income if sales of securities resulted in gains and could also increase transaction costs. Because the Portfolios own substantial portions of some of the Funds, redemptions and reallocations by the Portfolios away from a Fund could cause the Fund's expenses to increase and may result in a Fund becoming too small to be economically viable. The Advisor is committed to minimizing such impact on the Funds to the extent it is consistent with pursuing the investment objectives of the Portfolios. The Advisor may nevertheless face conflicts in fulfilling its dual responsibilities to the Portfolios and Funds. The Advisor will, at all times, monitor the impact on the Funds of transactions by the Portfolios.

9.   CAPITAL LOSS CARRYFORWARDS

At December 31, 2006, the following Funds have available for federal income tax purposes unused capital losses as follows:

                                                                             (IN THOUSANDS)
                                         -------------------------------------------------------------------------------------
                                         EXPIRING   EXPIRING   EXPIRING   EXPIRING   EXPIRING   EXPIRING   EXPIRING   EXPIRING
NAME OF FUND                              IN 2007    IN 2008    IN 2009    IN 2010    IN 2011    IN 2012    IN 2013    IN 2014
------------                             --------   --------   --------   --------   --------   --------   --------   --------
VT Growth & Income Fund ..............     $ --        $--      $    --    $ 1,851    $ 9,117    $   --     $   --     $   --
VT Growth Fund .......................       --         --       21,289     37,621      5,944        --         --         --
VT Small Cap Growth Fund .............       --         --           --        931     13,089        --      7,505         --
VT Short Term Income Fund ............      115         76           35         --        112        85         --         42
VT U.S. Government Securities Fund ...       --         17           --         --      1,673     1,119        782      1,308

WM VARIABLE TRUST

10.  POST OCTOBER LOSS

Under the current tax law, capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended December 31, 2006, the following Funds have elected to defer capital and currency losses occurring between November 1, 2006, and December 31, 2006, as follows:

                                         CAPITAL LOSSES   CURRENCY LOSSES
NAME OF FUND                                 (000S)            (000S)
------------                             --------------   ---------------
VT Small Cap Value Fund ..............        $ --              $12
VT U.S. Government Securities Fund ...         208               --
VT Income Fund .......................         179               --

11.  COMPONENTS OF DISTRIBUTABLE EARNINGS

At December 31, 2006, the components of distributable earnings on a tax basis are as follows:

                                                                      (IN THOUSANDS)
                                        -------------------------------------------------------------------------
                                                     VT        VT          VT          VT                   VT
                                           VT      EQUITY   GROWTH &   WEST COAST   MID CAP      VT     SMALL CAP
                                          REIT     INCOME    INCOME      EQUITY      STOCK     GROWTH     VALUE
                                          FUND      FUND      FUND        FUND        FUND      FUND       FUND
                                        -------   -------   --------   ----------   -------   -------   ---------
Gross tax unrealized appreciation ...   $13,828   $73,025   $71,512     $52,538     $39,247   $23,358    $3,518
Gross tax unrealized depreciation ...       (17)     (844)   (1,804)     (4,535)        (67)   (3,289)     (904)
                                        -------   -------   -------     -------     -------   -------    ------
Net tax unrealized appreciation .....   $13,811   $72,181   $69,708     $48,003     $39,180   $20,069    $2,614
                                        =======   =======   =======     =======     =======   =======    ======
Undistributed ordinary income .......   $ 2,691   $ 8,681   $ 3,099     $ 1,182     $ 1,262   $   564    $1,026
Undistributed long-term gains .......   $15,679   $23,916   $    --     $ 4,877     $ 5,927   $    --    $4,554
Net unrealized appreciation/
   (depreciation)* ..................   $13,811   $72,181   $69,708     $48,003     $39,180   $20,069    $2,614

                                            VT            VT            VT         VT U.S.                VT
                                        SMALL CAP   INTERNATIONAL   SHORT TERM   GOVERNMENT      VT      MONEY
                                          GROWTH        GROWTH        INCOME     SECURITIES    INCOME   MARKET
                                           FUND          FUND          FUND         FUND        FUND     FUND
                                        ---------   -------------   ----------   ----------   -------   ------
Gross tax unrealized appreciation ...    $10,210       $22,819        $   99      $   851     $ 4,905     $--
Gross tax unrealized depreciation ...     (1,746)       (1,034)         (560)      (5,436)     (3,374)     --
                                         -------       -------        ------      -------     -------     ---
Net tax unrealized appreciation .....    $ 8,464       $21,785        $ (461)     $(4,585)    $ 1,531     $--
                                         =======       =======        ======      =======     =======     ===
Undistributed ordinary income .......    $    --       $ 2,991        $2,131      $13,582     $12,389     $16
Undistributed long-term gains .......    $    --       $22,015        $   --      $    --     $    --     $--
Net unrealized appreciation/
   (depreciation)* ..................    $ 8,464       $21,776        $ (461)     $(4,585)    $ 1,531     $--

* Net unrealized appreciation/(depreciation) may not agree due to foreign currency.

12.  INDUSTRY AND GEOGRAPHIC CONCENTRATION AND OTHER RISK FACTORS

While no individual fund is intended as a complete investment program, this is especially true for funds that concentrate their investments such as those investing in particular industries or regions.

The VT REIT Fund concentrates its investments in real estate investment trust ("REIT") securities or debt securities of issuers that are principally engaged in the U.S. real estate or related industries. The VT REIT Fund could be adversely impacted by economic trends within this industry.

The VT West Coast Equity Fund concentrates its investments in companies located or doing business in Alaska, California, Oregon, and Washington. The VT West Coast Equity Fund could be adversely impacted by economic trends within this region.

The VT International Growth Fund concentrates its investments in foreign securities in both developed and emerging market countries. Additional risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments, and the possible prevention of currency exchange or other foreign governmental laws or restrictions. Investments in emerging markets are subject to additional risk as less developed countries are more likely to experience high levels of inflation, deflation, or currency devaluation, which could harm their economies and securities markets.

WM VARIABLE TRUST

The WM High Yield Fund concentrates its investments in lower-rated debt securities, which may be more susceptible to adverse economic conditions than investment grade holdings. These securities are often subordinated to the prior claims of other senior lenders, and uncertainties exist as to an issuer's ability to meet principal and interest payments.

Certain Funds may invest a portion of their assets in foreign securities of developing or emerging market countries; enter into forward foreign currency transactions; lend their portfolio securities; enter into stock index, interest rate and currency futures contracts, and options on such contracts; enter into interest rate swaps or purchase or sell interest rate caps or floors; enter into other types of options transactions; make short sales; purchase zero coupon and payment-in-kind bonds; enter into repurchase or reverse repurchase agreements; purchase and sell "when-issued" securities and engage in "delayed-delivery" transactions; and enter into various other investment practices, each with inherent risks. The risks involved in investing in a high concentration of a single sector include those resulting from future adverse political and economic developments or regulatory occurrences and the potential for adverse effects to the financial conditions of the industries within the sector due to market fluctuations.

13.  NEW ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." This pronouncement provides guidance on the recognition, measurement, classification, and disclosures related to uncertain tax positions, along with any related interest and penalties. FIN 48 is effective June 29, 2007. The impact from the adoption of FIN 48 is being evaluated, but is not anticipated to have a material effect on the financial statements.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157 Fair Value Measurements ("SFAS 157") was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Funds' financial statement disclosures.

14.  SUBSEQUENT EVENT

The Reorganizations occurred as of the end of business on January 5, 2007, and as a result, shareholders of the Acquired Funds became shareholders of the Acquiring Funds as follows:

WM ACQUIRED FUND:                    PVC ACQUIRING FUND:

VT REIT Fund                         Real Estate Securities Account
VT Equity Income Fund                Equity Income Account I*
VT Growth & Income Fund              Disciplined LargeCap Blend Account
VT West Coast Equity Fund            West Coast Equity Account*
VT Mid Cap Stock Fund                MidCap Stock Account*
VT Growth Fund                       LargeCap Growth Account
VT Small Cap Value Fund              SmallCap Value Account
VT Small Cap Growth Fund             SmallCap Growth Account
VT International Growth Fund         Diversified International Account
VT Short Term Income Fund            Short-Term Income Account*
VT U.S. Government Securities Fund   Mortgage Securities Account*
VT Income Fund                       Income Account*
VT Money Market Fund                 Money Market Account

* These Acquiring Funds are newly-organized funds that commenced operations in connection with the Reorganization and the Acquired Fund is the survivor for accounting and performance reporting purposes. The other Acquiring Funds are existing PVC Accounts into which the relevant WM Fund merged and the Acquiring Fund is the survivor for accounting and performance reporting purposes.

             Report of Independent Registered Public Accounting Firm

THE TRUSTEES AND SHAREHOLDERS OF WM VARIABLE TRUST:

We have audited the accompanying statements of assets and liabilities of WM Variable Trust REIT Fund, WM Variable Trust Equity Income Fund, WM Variable Trust Growth & Income Fund, WM Variable Trust West Coast Equity Fund, WM Variable Trust Mid Cap Stock Fund, WM Variable Trust Growth Fund, WM Variable Trust Small Cap Value Fund, WM Variable Trust Small Cap Growth Fund, WM Variable Trust International Growth Fund, WM Variable Trust Short Term Income Fund, WM Variable Trust U.S. Government Securities Fund, WM Variable Trust Income Fund and WM Variable Trust Money Market Fund (collectively, "the Funds"), including the portfolios of investments, as of December 31, 2006, and the related statements of operations, statements of changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the periods presented through December 31, 2005 and the financial highlights for the periods presented through December 31, 2005 were audited by other auditors whose report dated February 17, 2006, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolios' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds at December 31, 2006, the results of their operations, changes in their net assets, and their financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

                                                               Ernst & Young LLP

Des Moines, Iowa

February 22, 2007

Supplemental Information (unaudited)

WM VARIABLE TRUST

CONSIDERATION BY THE BOARD OF TRUSTEES OF ADVISORY AND SUB-ADVISORY AGREEMENTS

The Trust's investment advisory agreements with the Advisor and sub-advisory agreements (each an "Agreement" and together the "Agreements") with Salomon Brothers Asset Management, Inc., Janus Capital Management LLC, Oppenheimer Funds, Inc., Delaware Management Company, Oberweis Asset Management, Inc., and Capital Guardian Trust Company (each a "Sub-Advisor" and collectively the "Sub-Advisors") were approved in May and August, 2006. In connection with their approval in August 2006 of investment advisory agreements for the Funds substantially identical to the Trust's current Agreements, except with respect to dates and in contemplation of the acquisition of the Advisor by PFG, the Board of Trustees, Independent Trustees and the Investment Committee of the Board (the "Committee") relied on the information provided in connection with the approval of the corresponding Agreements in May 2006, as supplemented by expense and performance information provided by Lipper Inc., a third-party data provider ("Lipper"), for the period ended June 30, 2006. The material factors and conclusions that formed the basis for the Committee's recommendation and the subsequent approval by the Board and the Independent Trustees in August 2006 were the same as those in May 2006, which are discussed below, except that the Board, the Independent Trustees and the Committee also considered the supplemental expense and performance information for periods ended June 30, 2006; representations by PFG that, subsequent to its acquisition of the Advisor in the Transaction, there is not expected to be any reduction in the nature, quality and extent of services provided to the Funds by the Advisor; the fact that the substantive terms of the Agreements, including the advisory and sub-advisory fees payable thereunder, were not changing; and representations by PFG that, except as discussed with the Board of Trustees, no changes were expected in either the Advisor's investment professionals who would be providing services to the Funds or the amount of time and attention that would be devoted by such investment professionals to the Funds.

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT:

Each year, the Board, including a majority of the Independent Trustees, is required to determine whether to continue the Agreements. The 1940 Act requires that the Board request and evaluate, and that the investment advisor furnish, such information as may reasonably be necessary to evaluate the terms of the Agreements. In May 2006, the Board and the Independent Trustees approved the continuation of the Agreements with, respectively, the Advisor and each of the Sub-Advisors, in each case following the recommendation of the Committee, a majority of the members of which are Independent Trustees, and the recommendations of the Independent Trustees as a whole. The material factors and conclusions that formed the basis for the Committee's recommendation and the subsequent approval by the Board and the Independent Trustees are discussed below.

REVIEW PROCESS:

The Independent Trustees received assistance and advice, including a written memorandum, regarding the legal standards applicable to the consideration of advisory arrangements from independent counsel to the Trust and the Independent Trustees. The Independent Trustees discussed the continuation of the Agreements with representatives of the Advisor and in private session with independent legal counsel at which no representatives of the Advisor were present. The Committee, in deciding to recommend continuation of the Agreements, and the Board and the Independent Trustees, in approving such continuation, did not identify any particular information that was all-important or controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Fund-by-Fund basis, and their deliberations were made separately in respect of each Fund. This summary describes the most important, but not all, of the factors considered by the Board, the Independent Trustees and the Committee. The Board, the Independent Trustees and the Committee considered the fact that each of the Funds is managed in a style substantially identical to that of a corresponding series of WM Trust I or WM Trust II (each, a "Retail Fund") and reviewed the Funds simultaneously with their review of the corresponding Retail Funds.

MATERIALS REVIEWED:

During the course of each year, the Board receives a wide variety of materials relating to the services provided by the Advisor and its affiliates, including reports on: each Fund's investment results; portfolio construction; portfolio composition; performance attribution; shareholder services; the Advisor's views on the economy and capital markets; and other information relating to the nature, extent and quality of services provided by the Advisor and its affiliates to the Funds. In addition, in connection with its annual consideration of the Agreements, the Board requests and reviews supplementary information regarding the terms of the Agreements, performance and expense information for other investment companies derived from data compiled by Lipper, data on pre- and post-marketing profit margins for investment advisory subsidiaries of publicly-traded companies prepared by Lipper, as well as additional information prepared by the Advisor, including financial and profitability information regarding the Advisor and its affiliates, descriptions of various functions undertaken by the Advisor, such as compliance monitoring practices, and information about the personnel providing investment management to the Funds. The Board, the Independent Trustees and the Committee also considered information regarding "revenue sharing" arrangements that the Advisor and its affiliates have entered into with various intermediaries that sell shares of the Funds. The Board also requested and reviewed information relating to other services provided to the Funds by the Advisor and its affiliates under other agreements, including information regarding

WM VARIABLE TRUST

so-called "fall-out" benefits to the Advisor and its affiliates due to their other relationships with the Funds, such as the administrative services contract with the Advisor described below. The Board and the Committee also received and reviewed comparative performance information regarding the Retail Funds at each of the quarterly Board and Committee meetings.

NATURE, EXTENT AND QUALITY OF SERVICES:

Nature and Extent of Services -- In considering the continuation of the Agreements, the Board, the Independent Trustees and the Committee evaluated the nature and extent of the services provided by the Advisor, its affiliates and the Sub-Advisors. For each Fund, the Advisor or the relevant Sub-Advisor, as applicable, formulates the Fund's investment policies (subject to the terms of the prospectus); analyzes economic trends and capital market developments; evaluates the risk/return characteristics of the Fund; constructs the Fund's portfolio; monitors the Fund's investment performance; and reports to the Board and the Committee. The Board, the Independent Trustees and the Committee considered information concerning the investment philosophy and investment process used by the Advisor and the Sub-Advisors in managing the Funds. In this context, the Board, the Independent Trustees and the Committee considered the in-house research capabilities of the Advisor and the Sub-Advisors as well as other resources available to the Advisor and the Sub-Advisors, including research services available to the Advisor and the Sub-Advisors as a result of securities transactions effected for the Funds. The Board, the Independent Trustees and the Committee considered the managerial and financial resources available to the Advisor and the Sub-Advisors and concluded that they would be sufficient to meet any reasonably foreseeable obligations under the Agreements. The Board, the Independent Trustees and the Committee noted that the standard of care under the Agreements was comparable to that typically found in mutual fund investment advisory agreements, and considered the record of the Advisor in resolving potential disputes arising under its investment advisory agreements with the WM Group of Funds in the best interests of shareholders.

Quality of Services -- The Board, the Independent Trustees and the Committee considered the quality of the services provided by the Advisor and the Sub-Advisors and the quality of their resources that are available to the Funds. The Board, the Independent Trustees and the Committee considered the investment experience and professional qualifications of the personnel of the Advisor, its affiliates and the Sub-Advisors, and the size and functions of their staffs as well as the reputation of the Advisor and the Sub-Advisors. The Board, the Independent Trustees and the Committee considered the complexity of managing the Funds relative to other types of funds. In evaluating the scope and quality of the services provided by the Advisor to the Funds, the Board, the Independent Trustees and the Committee members also drew on their experiences as directors or Trustees of the Retail Funds and, for certain Trustees, other funds. The Board, the Independent Trustees and the Committee also received and reviewed information regarding the quality of non-investment advisory services provided to the Funds by the Advisor and its affiliates under other agreements.

The Board, the Independent Trustees and the Committee concluded that the services provided by the Advisor and the Sub-Advisors have benefited and should continue to benefit the Funds and their shareholders. The Board, the Independent Trustees and the Committee concluded that the investment philosophies, processes, and research capabilities of the Advisor and the Sub-Advisors were well suited to the Funds, given their investment objectives and policies. The Board, the Independent Trustees and the Committee concluded that the scope of the services provided to the Funds by the Advisor and the Sub-Advisors was consistent with the Funds' operational requirements, including, in addition to their investment objectives, compliance with the Funds' investment restrictions, tax and reporting requirements and related shareholder services. The Board, the Independent Trustees and the Committee concluded that the nature, scope and quality of the services provided by the Advisor and the Sub-Advisors were sufficient, in light of the resources dedicated by the Advisor and the Sub-Advisors and their integrity, personnel, systems and financial resources, to merit approval of the continuation of the Agreements.

PORTFOLIO MANAGEMENT SERVICES AND PERFORMANCE:

In their evaluation of the quality of the portfolio management services provided by the Advisor and the Sub-Advisors, the Board, the Independent Trustees and the Committee considered the professional credentials and investment experience of the Funds' portfolio managers. The Board, the Independent Trustees and the Committee considered the Funds' record of compliance with investment restrictions. The Board, the Independent Trustees and the Committee reviewed information comparing the Funds' historical performance to relevant market indices for the 1-, 3- and 5-year (or since inception) periods ended March 31, 2006, and to average performance information for peer groups prepared by Lipper based on the performance of other investment companies with similar investment objectives over the 1-, 3-, 5- and 10-year periods (to the extent applicable) ended December 31, 2005. In the case of each Fund that had performance that lagged that of a relevant peer group for certain (although not necessarily all) periods, the Board, the Independent Trustees and the Committee concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the Agreements. Those factors varied from Fund to Fund, but included one or more of the following: (i) that the Fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund's investment strategy and policies and that the Fund was performing as expected, given market conditions and the Fund's investment strategy; (iii) that the Fund's performance was competitive when compared to other

WM VARIABLE TRUST

relevant performance benchmarks or peer groups; and (iv) that the Advisor had taken or was taking steps designed to improve the Fund's investment performance. After reviewing those and related factors, the Board, the Independent Trustees and the Committee concluded that the Advisor's and the Sub-Advisors' performance records and investment processes used in managing the Funds were sufficient, in light of other considerations, to warrant the continuation of the Agreements.

MANAGEMENT FEES AND EXPENSES:

The Board, the Independent Trustees and the Committee reviewed information, including comparative information provided by Lipper, regarding the advisory, service and distribution fees paid to the Advisor, its affiliates and the Sub-Advisors, and the total expenses borne by the Funds. They discussed trends in total expense ratios for the Funds. The Board, the Independent Trustees and the Committee reviewed the distribution (12b-1) fees paid to the Distributor. They considered the Funds' management fees relative to those of their respective peer groups as determined by Lipper. The Board, the Independent Trustees and the Committee concluded that the fees to be charged under the Agreements bore a reasonable relationship to the scope and quality of the services provided.

PROFITABILITY AND ECONOMIES OF SCALE:

Profitability -- The Board, the Independent Trustees and the Committee reviewed information regarding the cost of services provided by the Advisor and its affiliates and the profitability (before and after distribution expenses and prior to taxes) of their relationships with the Funds. The Board, the Independent Trustees and the Committee considered trends in the profitability of the Advisor and its affiliates, and information provided by Lipper regarding the pre- and post-marketing profitability of other investment advisers with publicly-traded parent companies. The Board, the Independent Trustees and the Committee considered that the Advisor must be able to pay and retain experienced professional personnel at competitive rates to provide services to the Funds (and in connection therewith, reviewed information regarding the structure of compensation of the Advisor's investment professionals), and that maintaining the financial viability of the Advisor is important in order for it to continue to provide significant services to the Funds and their shareholders. In addition, the Board, the Independent Trustees and the Committee considered information regarding the direct and indirect benefits the Advisor receives as a result of its relationship with the Funds, including compensation paid to the Advisor and its affiliates, such as transfer agency fees to the Transfer Agent and 12b-1 fees to the Distributor, as well as research provided to the Advisor in connection with portfolio transactions effected on behalf of the Funds (soft dollar arrangements) and reputational benefits. The Trustees considered the fact that the structure of breakpoints for the Advisor's fees and the fees of the Sub-Advisors for Funds with multiple Sub-Advisors was such that, assuming relatively equal allocation of Fund assets among all Sub-Advisors, the Advisor's fee would be reduced by breakpoints at lower asset levels than those at which the Advisor might benefit from breakpoints in the fees of the Sub-Advisors. The Trustees did not evaluate the profitability to the Sub-Advisors of their relationships with the Fund because the structure of the Agreements is such that the fees payable to the Advisor are reduced by any fees payable to the Sub-Advisors and they concluded that negotiations between the Advisor and the Sub-Advisors had been entirely at arm's-length.

Economies of Scale -- The Board, the Independent Trustees and the Committee reviewed the extent to which the Advisor may realize economies of scale in managing and supporting the Funds and the current level of Fund assets in relation to the breakpoints in the Funds' advisory fees. The Board, the Independent Trustees and the Committee considered the extent to which economies of scale might be realized by the Advisor across a variety of products and services included within the WM Group of Funds.

The Board, the Independent Trustees and the Committee concluded that the Funds' cost structure was reasonable given the scope and quality of the services provided to the Funds and that the Advisor was sharing any economies of scale with the Funds and their shareholders.

ADDITIONAL CONSIDERATIONS:

The Board, the Independent Trustees and the Committee also considered possible conflicts of interest associated with the provision of investment advisory services by the Advisor to other clients. The Trustees considered the procedures of the Advisor designed to fulfill its fiduciary duties to its advisory clients with respect to possible conflicts of interest, including the codes of ethics, the integrity of the systems in place to ensure compliance with the foregoing, and the record of the Advisor in these matters.

CONCLUSIONS:

Based on their review, including their consideration of each of the factors referred to above, the Board, the Independent Trustees and the Committee concluded that the Agreements and the fees payable to the Advisor and the Sub-Advisors are fair and reasonable to the Funds and their shareholders, given the scope and quality of the services provided to the Funds and such other considerations as the Trustees considered relevant in the exercise of their reasonable business judgment, and that the continuation of the Agreements was in the best interests of the Funds and their shareholders. The Board and the Independent Trustees unanimously approved the continuation of the Agreements.

WM VARIABLE TRUST

SPECIAL MEETING OF SHAREHOLDERS

A special meeting of shareholders was convened on December 15, 2006, at which shareholders approved the following:

Approval of the Agreement and Plan of Reorganization providing for the combination of the WM VT REIT Fund into the PVC Real Estate Securities Account.

                               AFFIRMATIVE      AGAINST      ABSTAIN         TOTAL
                              -------------   ----------   -----------   -------------
Voted Shares ..............   2,548,886.571   46,489.620   330,508.958   2,925,885.149
% of Outstanding Shares ...          87.115%       1.589%       11.296%        100.000%
% of Shares Voted .........          87.115%       1.589%       11.296%        100.000%

Approval of the Agreement and Plan of Reorganization providing for the combination of the WM VT Equity Income Fund into the PVC Equity Income Account I.

                                AFFIRMATIVE      AGAINST        ABSTAIN           TOTAL
                              --------------   -----------   -------------   --------------
Voted Shares ..............   16,776,524.185   293,045.408   1,896,339.337   18,965,908.930
% of Outstanding Shares ...           88.456%        1.545%          9.999%         100.000%
% of Shares Voted .........           88.456%        1.545%          9.999%         100.000%

Approval of the Agreement and Plan of Reorganization providing for the combination of the WM VT Growth & Income Fund into the PVC LargeCap Blend Account.

                                AFFIRMATIVE      AGAINST       ABSTAIN          TOTAL
                              --------------   -----------   -----------   --------------
Voted Shares ..............   11,401,913.615   774,335.229   719,123.368   12,895,372.212
% of Outstanding Shares ...           88.418%        6.005%        5.577%         100.000%
% of Shares Voted .........           88.418%        6.005%        5.577%         100.000%

Approval of the Agreement and Plan of Reorganization providing for the combination of the WM VT West Coast Equity Fund into the PVC West Coast Equity Account.

                               AFFIRMATIVE      AGAINST       ABSTAIN         TOTAL
                              -------------   -----------   -----------   -------------
Voted Shares ..............   6,249,537.989   208,588.432   664,515.671   7,122,642.092
% of Outstanding Shares ...          87.741%        2.929%        9.330%        100.000%
% of Shares Voted .........          87.741%        2.929%        9.330%        100.000%

Approval of the Agreement and Plan of Reorganization providing for the combination of the WM VT Mid Cap Stock Fund into the PVC MidCap Stock Account.

                               AFFIRMATIVE      AGAINST       ABSTAIN         TOTAL
                              -------------   -----------   -----------   -------------
Voted Shares ..............   5,498,954.481   248,674.939   921,190.251   6,668,819.671
% of Outstanding Shares ...          82.458%        3.729%       13.813%        100.000%
% of Shares Voted .........          82.458%        3.729%       13.813%        100.000%

Approval of the Agreement and Plan of Reorganization providing for the combination of the WM VT Growth Fund into the PVC Growth Account.

                                AFFIRMATIVE       AGAINST         ABSTAIN           TOTAL
                              --------------   -------------   -------------   --------------
Voted Shares ..............   19,064,543.591   1,096,612.217   1,178,687.929   21,339,843.737
% of Outstanding Shares ...           89.311%          5.137%          5.522%          99.970%
% of Shares Voted .........           89.338%          5.139%          5.523%         100.000%

WM VARIABLE TRUST

Approval of the Agreement and Plan of Reorganization providing for the combination of the WM VT Small Cap Value Fund into the PVC SmallCap Value Account.

                               AFFIRMATIVE    AGAINST     ABSTAIN        TOTAL
                              -------------   -------   ----------   -------------
Voted Shares ..............   3,000,902.052    2.995    31,098.271   3,032,003.318
% of Outstanding Shares ...          98.974%   0.000%        1.026%        100.000%
% of Shares Voted .........          98.974%   0.000%        1.026%        100.000%

Approval of the Agreement and Plan of Reorganization providing for the combination of the WM VT Small Cap Growth Fund into the PVC SmallCap Growth Account.

                               AFFIRMATIVE      AGAINST       ABSTAIN         TOTAL
                              -------------   -----------   -----------   -------------
Voted Shares ..............   4,314,188.572   188,948.782   218,931.788   4,722,069.142
% of Outstanding Shares ...          91.363%        4.001%        4.636%        100.000%
% of Shares Voted .........          91.363%        4.001%        4.636%        100.000%

Approval of the Agreement and Plan of Reorganization providing for the combination of the WM VT International Growth Fund into the PVC Diversified International Account.

                               AFFIRMATIVE       AGAINST        ABSTAIN         TOTAL
                              -------------   -------------   -----------   -------------
Voted Shares ..............   7,331,536.037   1,006,926.687   487,988.920   8,826,451.644
% of Outstanding Shares ...          83.014%         11.401%        5.525%         99.940%
% of Shares Voted .........          83.063%         11.408%        5.529%        100.000%

Approval of the Agreement and Plan of Reorganization providing for the combination of the WM VT Short Term Income Fund into the PVC Short-Term Income Account.

                                AFFIRMATIVE      AGAINST        ABSTAIN           TOTAL
                              --------------   -----------   -------------   --------------
Voted Shares ..............   16,672,390.191   412,419.183   1,822,704.241   18,907,513.615
% of Outstanding Shares ...           88.171%        2.181%          9.639%          99.991%
% of Shares Voted .........           88.179%        2.181%          9.640%         100.000%

Approval of the Agreement and Plan of Reorganization providing for the combination of the WM VT U.S. Government Securities Fund into the PVC Mortgage Securities Account.

                                AFFIRMATIVE      AGAINST        ABSTAIN           TOTAL
                              --------------   -----------   -------------   --------------
Voted Shares ..............   22,832,235.535   460,874.399   2,879,851.835   26,172,961.769
% of Outstanding Shares ...           87.233%        1.761%         11.003%          99.997%
% of Shares Voted .........           87.236%        1.761%         11.003%         100.000%

Approval of the Agreement and Plan of Reorganization providing for the combination of the WM VT Income Fund into the PVC Income Account.

                                AFFIRMATIVE      AGAINST        ABSTAIN           TOTAL
                              --------------   -----------   -------------   --------------
Voted Shares ..............   16,932,780.023   188,158.587   2,221,324.459   19,342,263.069
% of Outstanding Shares ...           87.521%        0.973%         11.481%          99.975%
% of Shares Voted .........           87.543%        0.973%         11.484%         100.000%

WM VARIABLE TRUST

Approval of the Agreement and Plan of Reorganization providing for the combination of the WM VT Money Market Fund into the PVC Money Market Account.

                                AFFIRMATIVE      AGAINST       ABSTAIN          TOTAL
                              --------------   -----------   -----------   --------------
Voted Shares ..............   13,783,142.665   723,287.174   190,160.318   14,696,590.157
% of Outstanding Shares ...           93.163%        4.889%        1.285%          99.337%
% of Shares Voted .........           93.785%        4.921%        1.294%         100.000%

Approval of the proposed advisory agreement with WM Advisors, Inc. for the WM VT REIT Fund.

                                AFFIRMATIVE     AGAINST       ABSTAIN         TOTAL
                              --------------   ----------   -----------   -------------
Voted Shares ..............    2,548,886.571   46,489.620   330,508.958   2,925,885.149
% of Outstanding Shares ...           87.115%       1.589%       11.296%        100.000%
% of Shares Voted .........           87.115%       1.589%       11.296%        100.000%

Approval of the proposed advisory agreement with WM Advisors, Inc. for the WM VT Equity Income Fund.

                                AFFIRMATIVE      AGAINST        ABSTAIN          TOTAL
                              --------------   -----------   -------------   --------------
Voted Shares ..............   17,053,325.838   236,801.101   1,675,781.991   18,965,908.930
% of Outstanding Shares ...           89.915%        1.249%          8.836%         100.000%
% of Shares Voted .........           89.915%        1.249%          8.836%         100.000%

Approval of the proposed advisory agreement with WM Advisors, Inc. for the WM VT Growth & Income Fund.

                                AFFIRMATIVE      AGAINST       ABSTAIN          TOTAL
                              --------------   -----------   -----------   --------------
Voted Shares ..............   11,535,761.070   792,327.591   567,283.551   12,895,372.212
% of Outstanding Shares ...           89.457%        6.144%        4.399%         100.000%
% of Shares Voted .........           89.457%        6.144%        4.399%         100.000%

Approval of the proposed advisory agreement with WM Advisors, Inc. for the WM VT West Coast Equity Fund.

                                AFFIRMATIVE      AGAINST       ABSTAIN         TOTAL
                              --------------   -----------   -----------   -------------
Voted Shares ..............    6,177,356.288   242,720.095   702,565.709   7,122,642.092
% of Outstanding Shares ...           86.728%        3.408%        9.864%        100.000%
% of Shares Voted .........           86.728%        3.408%        9.864%        100.000%

Approval of the proposed advisory agreement with WM Advisors, Inc. for the WM VT Mid Cap Stock Fund.

                                AFFIRMATIVE      AGAINST       ABSTAIN         TOTAL
                              --------------   -----------   -----------   -------------
Voted Shares ..............    5,546,799.964   252,086.429   869,933.278   6,668,819.671
% of Outstanding Shares ...           83.175%        3.780%       13.045%        100.000%
% of Shares Voted .........           83.175%        3.780%       13.045%        100.000%

Approval of the proposed advisory agreement with WM Advisors, Inc. for the WM VT Growth Fund.

                                AFFIRMATIVE       AGAINST        ABSTAIN          TOTAL
                              --------------   -------------   -----------   --------------
Voted Shares ..............   19,323,352.841   1,193,406.805   823,084.091   21,339,843.737
% of Outstanding Shares ...           90.523%          5.591%        3.856%          99.970%
% of Shares Voted .........           90.551%          5.592%        3.857%         100.000%

WM VARIABLE TRUST

Approval of the proposed advisory agreement with WM Advisors, Inc. for the WM VT Small Cap Value Fund.

                               AFFIRMATIVE    AGAINST     ABSTAIN        TOTAL
                              -------------   -------   ----------   -------------
Voted Shares ..............   3,000,902.052    2.995    31,098.271   3,032,003.318
% of Outstanding Shares ...          98.974%   0.000%        1.026%        100.000%
% of Shares Voted .........          98.974%   0.000%        1.026%        100.000%

Approval of the proposed advisory agreement with WM Advisors, Inc. for the WM VT Small Cap Growth Fund.

                               AFFIRMATIVE      AGAINST       ABSTAIN         TOTAL
                              -------------   -----------   -----------   -------------
Voted Shares ..............   4,306,017.342   206,587.292   209,464.508   4,722,069.142
% of Outstanding Shares ...          91.189%        4.375%        4.436%        100.000%
% of Shares Voted .........          91.189%        4.375%        4.436%        100.000%

Approval of the proposed advisory agreement with WM Advisors, Inc. for the WM VT International Growth Fund.

                               AFFIRMATIVE       AGAINST        ABSTAIN         TOTAL
                              -------------   -------------   -----------   -------------
Voted Shares ..............   7,372,260.021   1,006,926.688   447,264.935   8,826,451.644
% of Outstanding Shares ...          83.475%         11.401%        5.064%         99.940%
% of Shares Voted .........          83.525%         11.408%        5.067%        100.000%

Approval of the proposed advisory agreement with WM Advisors, Inc. for the WM VT Short Term Income Fund.

                                AFFIRMATIVE      AGAINST        ABSTAIN           TOTAL
                              --------------   -----------   -------------   --------------
Voted Shares ..............   17,269,344.732   472,648.949   1,165,519.934   18,907,513.615
% of Outstanding Shares ...           91.327%        2.500%          6.164%          99.991%
% of Shares Voted .........           91.336%        2.500%          6.164%         100.000%

Approval of the proposed advisory agreement with WM Advisors, Inc. for the WM VT U.S. Government Securities Fund.

                                AFFIRMATIVE      AGAINST        ABSTAIN           TOTAL
                              --------------   -----------   -------------   --------------
Voted Shares ..............   23,057,832.998   525,047.428   2,590,081.343   26,172,961.769
% of Outstanding Shares ...           88.095%        2.006%          9.896%          99.997%
% of Shares Voted .........           88.098%        2.006%          9.896%         100.000%

Approval of the proposed advisory agreement with WM Advisors, Inc. for the WM VT Income Fund.

                                AFFIRMATIVE      AGAINST        ABSTAIN           TOTAL
                              --------------   -----------   -------------   --------------
Voted Shares ..............   16,832,326.629   220,494.891   2,289,441.549   19,342,263.069
% of Outstanding Shares ...           87.001%        1.140%         11.834%          99.975%
% of Shares Voted .........           87.024%        1.140%         11.836%         100.000%

Approval of the proposed advisory agreement with WM Advisors, Inc. for the WM VT Money Market Fund.

                                AFFIRMATIVE      AGAINST       ABSTAIN          TOTAL
                              --------------   -----------   -----------   --------------
Voted Shares ..............   12,984,897.677   723,287.056   988,405.424   14,696,590.157
% of Outstanding Shares ...           87.767%        4.889%        6.681%          99.337%
% of Shares Voted .........           88.354%        4.921%        6.725%         100.000%

WM VARIABLE TRUST

Approval of the proposed sub-advisory agreement with ClearBridge Advisors, LLC for the WM VT Growth Fund.

                                AFFIRMATIVE       AGAINST         ABSTAIN           TOTAL
                              --------------   -------------   -------------   --------------
Voted Shares ..............   17,995,603.739   1,270,016.033   2,074,223.965   21,339,843.737
% of Outstanding Shares ...           84.303%          5.950%          9.717%          99.970%
% of Shares Voted .........           84.329%          5.951%          9.720%         100.000%

Approval of the proposed sub-advisory agreement with Janus Capital Management LLC for the WM VT Growth Fund.

                                AFFIRMATIVE       AGAINST         ABSTAIN            TOTAL
                              --------------   -------------   -------------    --------------
Voted Shares ..............   18,303,558.158   1,156,293.724   1,879,991.855    21,339,843.737
% of Outstanding Shares ...           85.746%          5.417%          8.807%           99.970%
% of Shares Voted .........           85.772%          5.418%          8.810%          100.000%

Approval of the proposed sub-advisory agreement with OppenheimerFunds, Inc. for the WM VT Growth Fund.

                                AFFIRMATIVE       AGAINST         ABSTAIN           TOTAL
                              --------------   -------------   -------------   --------------
Voted Shares ..............   19,078,384.776   1,122,956.770   1,138,502.191   21,339,843.737
% of Outstanding Shares ...           89.375%          5.261%          5.334%          99.970%
% of Shares Voted .........           89.403%          5.262%          5.335%         100.000%

Approval of the proposed sub-advisory agreement with Delaware Management Company for the WM VT Small Cap Growth Fund.

                               AFFIRMATIVE      AGAINST       ABSTAIN         TOTAL
                              -------------   -----------   -----------   -------------
Voted Shares ..............   4,234,322.368   235,006.270   252,740.504   4,722,069.142
% of Outstanding Shares ...          89.671%        4.977%        5.352%        100.000%
% of Shares Voted .........          89.671%        4.977%        5.352%        100.000%

Approval of the proposed sub-advisory agreement with Oberweis Asset Management, Inc. for the WM VT Small Cap Growth Fund.

                               AFFIRMATIVE      AGAINST       ABSTAIN         TOTAL
                              -------------   -----------   -----------   -------------
Voted Shares ..............   4,207,210.792   249,710.498   265,147.852   4,722,069.142
% of Outstanding Shares ...          89.097%        5.288%        5.615%        100.000%
% of Shares Voted .........          89.097%        5.288%        5.615%        100.000%

Approval of the proposed sub-advisory agreement with Capital Guardian Trust Company for the WM VT International Growth Fund.

                               AFFIRMATIVE       AGAINST        ABSTAIN         TOTAL
                              -------------   -------------   -----------   -------------
Voted Shares ..............   7,116,540.729   1,211,165.988   498,744.927   8,826,451.644
% of Outstanding Shares ...          80.579%         13.714%        5.647%         99.940%
% of Shares Voted .........          80.627%         13.722%        5.651%        100.000%

WM VARIABLE TRUST

OTHER FUND INFORMATION

TAX INFORMATION:

The following tax information for the fiscal year ended December 31, 2006, is provided pursuant to the provisions of the Code.

The amounts of long-term capital gains designated are as follows (in thousands):

NAME OF FUND
------------
VT REIT Fund..................   $17,591
VT Equity Income Fund.........    24,357
VT West Coast Equity Fund.....     5,003
VT Mid Cap Stock Fund.........     6,012
VT Small Cap Value Fund.......     4,692
VT International Growth Fund..    22,015
VT Income Fund................       111

Of each distribution made by the following Funds, these are the amounts which may qualify for the dividends received deduction available to corporate shareholders.

NAME OF FUND
------------
VT REIT Fund..................     7.52%
VT Equity Income Fund.........   100.00%
VT Growth & Income Fund.......   100.00%
VT West Coast Equity Fund.....   100.00%
VT Mid Cap Stock Fund.........    55.46%
VT Growth Fund................   100.00%
VT Small Cap Value Fund.......    30.24%
VT International Growth Fund..     2.51%

If the Fund meets the requirements of Section 853 of the Code, the Fund may elect to pass through to its shareholders credits for foreign taxes paid. The total amount of income received by the VT International Growth Fund from sources within the foreign countries and possessions of the United States was $0.3356 per share (representing a total of $2,887,914). The total amount of taxes paid to such countries was $0.0297 per share (representing a total of $255,901).

SCHEDULES OF INVESTMENTS:

The Trust files its complete schedules of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Q is available at http://www.sec.gov and also may be reviewed and copied at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling 800-SEC-0330.

PROXY VOTING INFORMATION:

The policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities held by the Funds are included in the Trust's Statement of Additional Information which is available, without charge and upon request, by calling 800-222-5852. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by calling 800-222-5852 or at http://www.sec.gov.

WM VARIABLE TRUST

TRUSTEES AND OFFICERS INFORMATION

  NAME, AGE, AND ADDRESS(1)             LENGTH OF                  PRINCIPAL OCCUPATION(S)                 OTHER DIRECTORSHIPS
 OF NON-INTERESTED TRUSTEE(4)         TIME SERVED(2)                 DURING PAST 5 YEARS                     HELD BY TRUSTEE
 ----------------------------         --------------               -----------------------                 -------------------
Kristianne Blake                Composite Funds-3 years     CPA specializing in personal            Avista Corporation; Frank
Age 52                          WM Group of Funds-8 years   financial and tax planning.             Russell Investment Company;
                                                                                                    Russell Investment Funds;
                                                                                                    University of Washington.

Edmond R. Davis, Esq.           Sierra Funds-8 years        Partner at the law firm of Davis &      Braille Institute of America,
Age 78                          WM Group of Funds-8 years   Whalen LLP. Prior thereto, partner at   Inc; Children's Bureau of
                                                            the law firm of Brobeck, Phlegar &      Southern California, Children's
                                                            Harrison, LLP.                          Bureau Foundation; Fifield
                                                                                                    Manors, Inc.

Carrol R. McGinnis              Griffin Funds-3 years       Private investor since 1994. Prior      Baptist Foundation of Texas;
Age 63                          WM Group of Funds-7 years   thereto, President and Chief            Concord Trust Company.
                                                            Operating Officer of Transamerica
                                                            Fund Management Company.

Alfred E. Osborne, Jr., Ph.D.   Sierra Funds-7 years        Senior Associate Dean, University of    K2, Inc.; First Pacific
Age 62                          WM Group of Funds-8 years   California at Los Angeles Anderson      Advisors' Funds; EMAK Worldwide,
                                                            Graduate School of Management, and      Inc.; Investment Company
                                                            Faculty Director of the Harold Price    Institute; Independent Directors
                                                            Center for Entrepreneurial Studies,     Council
                                                            University of California at Los
                                                            Angeles.

Daniel L. Pavelich              Composite Funds-1 year      Retired Chairman and CEO of BDO         Catalytic, Inc.; Vaagen Bros.
Age 62                          WM Group of Funds-8 years   Seidman.                                Lumber, Inc.

Jay Rockey                      Composite Funds-3 years     Founder and Senior Counsel of The
Age 78                          WM Group of Funds-8 years   Rockey Company, now Rockey, Hill &
                                                            Knowlton.

Richard C. Yancey               Composite Funds-23 years    Retired Managing Director of Dillon     AdMedia Partners Inc.; Czech and
(Chairman)                      WM Group of Funds-8 years   Read & Co., an investment bank now      Slovak American Enterprise Fund
Age 80                                                      part of UBS.

  NAME, AGE, AND ADDRESS(1)             LENGTH OF                  PRINCIPAL OCCUPATION(S)                  OTHER DIRECTORSHIPS
 OF INTERESTED TRUSTEE(3)(4)          TIME SERVED(2)                 DURING PAST 5 YEARS                      HELD BY TRUSTEE
 ---------------------------          --------------               -----------------------                  -------------------
Anne V. Farrell                 Composite Funds-4 years     President Emeritus of the Seattle        Washington Mutual, Inc.;
Age 71                          WM Group of Funds-8 years   Foundation.                              Recreational Equipment, Inc.

William G. Papesh               Composite Funds-9 years     President and Director of the Advisor;   Member of Investment Company
(President and CEO)             WM Group of Funds-8 years   Sr. Vice President and Director of the   Institute Board of Governors.
Age 63                                                      Transfer Agent and Distributor.

NAME, AGE, AND ADDRESS(1)         POSITION(S) HELD WITH REGISTRANT &                         PRINCIPAL OCCUPATION(S)
      OF OFFICER(4)                     LENGTH OF TIME SERVED                                  DURING PAST 5 YEARS
-------------------------         ----------------------------------                         -----------------------
Wendi B. Bernard            Vice President and Assistant Secretary          Vice President of the Advisor.
Age 38                      since 2006. Prior to 2006, various other
                            officer positions since 2003.

Jeffrey L. Lunzer, CPA      First Vice President, Chief Financial Officer   First Vice President of the Advisor, Transfer Agent and
Age 46                      and Treasurer since 2003.                       Distributor. Prior to 2003, senior level positions at
                                                                            the Columbia Funds and Columbia Management Company.

William G. Papesh           President and CEO since 1987.                   President and Director of the Advisor; Sr. Vice
Age 63                      Prior to 1987, other officer positions since    President and Director of the Transfer Agent and
                            1972.                                           Distributor.

Gary Pokrzywinski           Senior Vice President since 2004. First Vice    Senior Vice President and Director of the Advisor,
Age 45                      President since 2001. Prior to 2001, Vice       Transfer Agent and Distributor.
                            President since 1999.

Debra Ramsey                Senior Vice President since 2004.               President and Director of the Transfer Agent and
Age 53                                                                      Distributor; Sr. Vice President and Director of the
                                                                            Advisor.

John T. West                First Vice President, Secretary, Chief          First Vice President of the Advisor, Transfer Agent
Age 51                      Compliance Officer and Anti-Money Laundering    and Distributor.
                            Compliance Officer since 2004. Prior to 2004,
                            various other officer positions since 1993.

Randall L. Yoakum           Senior Vice President since 2001.               Senior Vice President and Chief Investment Strategist of
Age 47                      Prior to 2001, First Vice President since       the Advisor.
                            1999.

Note: The Statement of Additional Information includes additional information about Fund Trustees and Officers and is available, without charge, upon request by calling 800-222-5852.

(1) The address for all Trustees and Officers is 1201 Third Avenue, 8th Floor, Seattle, WA, 98101.

(2) The Sierra Funds merged with the Composite Funds on March 23, 1998, to form the WM Group of Funds. The Griffin Funds merged with the WM Group of Funds on March 5, 1999.

(3) Trustees are considered interested due to their affiliation with PFG, Washington Mutual, Inc. (prior to December 31, 2006), the Advisor, the Distributor, or the Transfer Agent.

(4) The Trustees and Officers serve in these capacities for the 40 Portfolios and Funds in the Fund Complex. Each Trustee and Officer shall hold the indicated positions until his or her resignation, retirement or removal.

(WM VARIABLE TRUST LOGO)

A variable insurance product's unit value and investment returns will vary with market conditions, and an investor's units when redeemed may be worth more or less than their original cost.

This annual report is published as general information for the shareholders of the WM Variable Trust. This material is not authorized for distribution unless preceded or accompanied by a current prospectus that includes more information regarding the risk factors, expenses, policies, and objectives of the contract. Investors should read the prospectus carefully before investing. To obtain an additional prospectus, please call 800-222-5852.

The WM Variable Trust Funds are advised by WM Advisors, Inc. (WMAI). They are available through variable insurance products distributed by WM Funds Distributor, Inc. (WMFD) and sold through WM Financial Services, Inc. (WMFS) and independent broker/dealers. WMAI, WMFD, and WMFS are affiliates of Washington Mutual, Inc.

Distributed by:
WM Funds Distributor, Inc.

Member NASD

(WM VARIABLE TRUST LOGO)

                                                               MM 3487 (2/28/07)

(WM VARIABLE TRUST LOGO)

                     The sophistication of a managed account
                                           with the simplicity of a mutual fund.

WM VT STRATEGIC ASSET MANAGEMENT PORTFOLIOS

Annual Report

     December 31, 2006

WM VT Strategic Asset Management Portfolios

                                Table of Contents

 1   Letter from the President
 2   Economy & Financial Markets:
     Review & Outlook
     WM VT SAM Portfolio Performance and
     Investment Strategy:
 4      VT Flexible Income Portfolio
 6      VT Conservative Balanced Portfolio
 8      VT Balanced Portfolio
10      VT Conservative Growth Portfolio
12      VT Strategic Growth Portfolio
14   Glossary
15   Expense Information
17   Financial Statements
31   Notes to Financial Statements
37   Report of Independent Registered
     Public Accounting Firm
38   Supplemental Information

The WM Variable Trust (VT) Funds may not be purchased directly, but are currently available through the WM Strategic Asset Manager and the WM Advantage variable annuities issued by American General Life. They are also available through the WM Diversified Strategies and WM Diversified Strategies (III) variable annuities issued by AIG SunAmerica Life Assurance Company, the WM Diversified Strategies (III) (New York) variable annuity issued by First SunAmerica Life Insurance Company, and the WM Life Accumulator variable universal life insurance policy issued by Farmers New World Life Insurance Company. They may also be available through other select variable insurance products and retirement plans. The VT SAM Portfolios may not have been available for sale for all products for the time periods shown on pages 4-13.

Withdrawals made prior to age 59 1/2 may be subject to a 10% IRS tax penalty.

                        --------------------------------------------------------
                                    NOT FDIC OR NCUA/NCUSIF INSURED
                        --------------------------------------------------------
                        MAY LOSE VALUE - NOT A DEPOSIT - NO BANK OR CREDIT UNION GUARANTEE - NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
                        --------------------------------------------------------

                                                    (PHOTO OF WILLIAM G. PAPESH)

Dear Investor,

The end of the 2006 fiscal year coincided with the acquisition of WM Advisors, Inc. and its subsidiaries by the Principal Financial Group(R) (The Principal(R)). We are extremely enthusiastic about joining a company where asset management and accumulation form the core of its business and where the advisory group, Principal Global Investors, shares our expertise in asset allocation. Just as the WM Group of Funds is the 4th largest manager of target-risk asset allocation funds, The Principal is the 4th largest manager of target-date asset allocation funds.(1) Together, we will rank 4th in the overall management of asset allocation funds nationally. I'd like to briefly explain below how the WM Group of Funds will transition through this process.

EVOLUTION OF A FUND COMPLEX

To summarize, the 18 WM Variable Trust Funds will become part of the Principal Variable Contracts Fund, Inc.(2) Other notable changes are as follows:

- 11 funds will continue to be managed by their current portfolio management teams. These funds include the VT SAM Portfolios.

- 7 funds will be combined into existing Principal Variable Contract (PVC) Accounts and thereafter will be managed by Principal Global Investors(3) or another premier asset management firm.

After the fund mergers in January 2007, the combined PVC lineup will consist of 41 funds spanning a broad array of asset allocation, equity, and fixed-income investments.

CONTINUITY OF MANAGEMENT AND STEWARDSHIP

The Principal Funds complex has also retained many of the people who have served you and your investment needs over the previous years:

- WM ADVISORS: Our investment management group has a new name--Edge Asset Management, Inc. -- but it remains in Seattle and employs all of WM Advisors' portfolio managers.

- WM FUNDS DISTRIBUTOR, INC. AND WM SHAREHOLDER SERVICES, INC.: These groups form the management and staff of Principal Funds Distributor, Inc. and Principal Shareholder Services, Inc.

- WM GROUP OF FUNDS BOARD OF TRUSTEES: Four members of our current Board are proposed for election to the board of Principal Variable Contracts
     Fund, Inc. This group includes Dick Yancey (our Chairman and a Board member for over 30 years), Dan Pavelich (head of the Audit Committee), Kristi Blake (head of the Operations and Distribution Committee), and myself. I would also like to express my deep gratitude to Ed Davis, Carrol
     McGinnis, Al Osborne, Jay Rockey, and Anne Farrell for their many years of diligent service on behalf of investors.

The Principal has embraced our management and staff, and I think you'll find the combined fund family reflects our best qualities, plus new capabilities and resources. On behalf of everyone at the WM Group of Funds, thank you for the support and trust that you and other investors have honored us with for over 65 years.

Sincerely,


/s/ William G. Papesh
-------------------------------------
William G. Papesh
President

(1)  Source: FRC. Based on assets as of September 30, 2006.

(2) For more information about these funds, including their full names, please see the Principal Variable Contract Fund, Inc. prospectus.

(3) Principal Global Investors, one of the primary asset management divisions of Principal Financial Group(R), consists of Principal Global Investors, LLC; Principal Real Estate Investors, LLC; Spectrum Asset Management, Inc.; Post Advisory Group, LLC; Columbus Circle Investors; Principal Global Investors (Europe) Limited; Principal Global Investors (Singapore) Ltd; Principal Global Investors (Australia) Ltd; and Principal International, Inc., its subsidiaries and affiliates.

Economy & Financial Markets: Review & Outlook

ECONOMY ENTERS MID-CYCLE SLOWDOWN

We began 2006 with the view that U.S. economic growth would be moderate but weaker than consensus projections. Although corporate profits and consumer spending looked healthy, a slowdown in the housing market appeared likely. We thought when this housing pullback took hold, it would curtail consumers' ability to maintain refinancing-fueled spending. Our 2006 outlook also recognized that a variety of short-term and long-term forces had aligned to indicate that growth would slow.

One cyclical measure that attracted widespread headlines during the period was crude oil prices which, through elevated fuel costs, can act as a tax on consumers. The U.S. benchmark price of oil ended 2005 at $61.04 per barrel, reached a high closing price of $77.03 in July 2006, and then retreated to end 2006 at $61.05.

Like crude oil prices, the rate of economic growth climbed and peaked before retreating during the year. Inflation-adjusted (real) growth increased 3.2% in 2005, but with a weaker 1.8% increase in the final quarter. Strong consumer and business spending sent real growth surging 5.6% in the first quarter of 2006. Evidence of a housing sector correction became clearer in the following months, and real growth decelerated to 2.0% in the third quarter. (See text highlights in chart below.)

Since housing is a lagging indicator, we believe that the full economic effects of its pullback have yet to play out. However, we expect solid job markets to mitigate the pain that housing causes consumers. Our 2007 outlook is for real growth to keep to the lower end of a 2-3% range as the economy works through a mid-cycle slowdown.

INFLATION GIVES FED PAUSE

For this kind of "soft landing" to occur, we believe that lower interest rates courtesy of the Federal Reserve (the Fed) will be a requirement. The Fed began steadily raising short-term interest rates in June 2004. Like many market participants, we entered 2006 believing that a housing-led slowdown in growth would soon spur the Fed to halt this monetary tightening campaign.

However, concerns about rising inflation dominated the Fed's mindset during the year. A price index that measures core personal consumption (1) stood at 2.0% for January 2006, but inflation picked up steam and sent this

(1) Source: Bureau of Economic Analysis. Monthly data measures the price index for personal consumption expenditures excluding food and energy as a percent change from the same month one year ago.

(2) Indices are unmanaged, and individuals cannot invest directly in an index. See page 14 for definitions of indices.

A WRAP-UP OF THE YEAR JANUARY 1, 2006 - DECEMBER 31, 2006

                               (PERFORMANCE GRAPH)
gauge to 2.4% in August. Inflation fears eased somewhat after energy prices headed downward and the housing market cooled. These developments allowed the Fed to leave its target for the federal funds rate at 5.25% from June 29 through the end of the year.

This rate is slightly restrictive in our view. We expect the lagging effects of monetary tightening to contain inflation going forward by combining with significant deflationary forces. We also believe that the economic system has become somewhat self-regulating in recent years, alleviating the need for a highly active Fed. However, as fears of inflation continue to subside, we think the Fed will turn its sights on potential deflation and recession. We don't regard either of these conditions as likely, but we would welcome Fed actions that begin cutting interest rates early in 2007.

STOCKS RALLY FROM MID-YEAR ON

Uncertainty about inflation and interest rates often determined investor behavior during the year. As shown in the chart below, stock markets achieved muted gains within the early months of 2006 before retreating in May and June--a span that was framed by the year's final two Fed rate increases. The growing likelihood and then arrival of the Fed's pause kindled a rally in stocks and also benefited bonds, causing yields to fall. The S&P 500 advanced 15.80% for 2006, and the Lehman Brothers Aggregate Bond Index ended the year with a total return of 4.33%. (2)

The outlook for subdued growth and inflation described above, and the potential for monetary easing by the Fed, lead us to expect that bond yields will continue inching lower in 2007. Any incoming data that sparks recession fears could create some volatility for fixed-income securities. However, we regard corporate and mortgage issues as reasonably valued and believe that they will perform in line with this risk.

Potentially lower bond yields are also among the factors that support the prospects for moderate but positive gains by equities in 2007. Stocks continue to appear attractive relative to bonds and are likely to be assisted by fair valuations, the global flow of funds, and the generally healthy state of corporations. Cyclical economic and valuation indicators also suggest that large-cap stocks could outperform small caps and growth could outperform value. A less restrictive stance by the Fed could also accommodate the appreciation of stock prices.

This economic and financial market analysis represents the opinions of WM Advisors. It should not be considered as investment advice. No forecast based on the opinions expressed can be guaranteed, and they may be subject to change without notice.

                               (PERFORMANCE GRAPH)

VT Flexible Income Portfolio

INVESTMENT STRATEGY

The WM VT Strategic Asset Management (SAM) Flexible Income Portfolio ended 2006 invested in 12 underlying funds that provide diversification across 14 equity and fixed-income asset classes.

We began the 12-month period with an outlook for the economy and financial markets that judged stocks to be more attractive than bonds. In response, we slightly increased the Portfolio's 26% allocation to equities. Despite a short-lived stock market retreat during May and June, this addition to equities proved beneficial to performance during the year.

As we strengthened the Portfolio's equity allocation, we also shifted its equity style and capitalization weightings to favor large-cap growth stocks. These adjustments ultimately proved to be ahead of a market rotation away from value and smaller capitalization assets. However, large-cap growth stocks enjoyed improved performance late in the period, and we believe the Portfolio is well-positioned for the upcoming year. Other equity asset classes that drove Portfolio performance included real estate investment trusts (REITs) and international equities, which realized strong absolute returns.

Data shown is past performance and does not guarantee future results. Current performance, including the most recent month-end results, which may be higher or lower than the data shown, can be obtained by calling 800-222-5852. Your investment's return and principal value will fluctuate, so it may be worth more or less upon redemption. Performance shown below does not account for fees, expenses, and charges of any variable insurance contract or retirement plan. If these fees were reflected, performance would be lower.

Equity investments involve greater risk, including heightened volatility, than fixed-income investments. Fixed-income investments are subject to interest rate risk, and their value will decline as interest rates rise.

AVERAGE ANNUAL TOTAL RETURNS (1) AS OF DECEMBER 31, 2006

                                           1-Year   5-Year   Since Inception   Inception Date
                                           ------   ------   ---------------   --------------
CLASS 1 SHARES                              6.84%    6.36%        6.98%             9/9/97
CLASS 2 SHARES                              6.61%    6.10%        6.00%            11/6/01
Lehman Brothers Aggregate Bond Index (2)    4.33%    5.06%        6.14%
S&P 500 (2)                                15.80%    6.19%        6.67%
Capital Market Benchmark (2)                6.56%    5.45%        6.47%

VALUE OF A $10,000 INVESTMENT (1) SEPTEMBER 9, 1997 - DECEMBER 31, 2006

                               (PERFORMANCE GRAPH)

WM GROUP OF FUNDS
VT ANNUAL REPORT UPDATE MATERIAL
PERFORMANCE NAV -- MOUNTAIN CHARTS (VALUE OF $10,000 INVESTMENT OVER 10-YEARS) DATA AS OF 12/31/2006
CLASS 1 SHARES

                                   LEHMAN
         VT FLEXIBLE              BROTHERS     CAPITAL
            INCOME                AGGREGATE     MARKET
 DATE     PORTFOLIO    S&P 500   BOND INDEX   BENCHMARK
------   -----------   -------   ----------   ---------
DEC-96
Jan-97
Feb-97
Mar-97
Apr-97
May-97
Jun-97
Jul-97
Aug-97      10,000      10,000     10,000       10,000
Sep-97      10,110      10,548     10,148       10,228
Oct-97      10,110      10,196     10,295       10,278
Nov-97      10,140      10,668     10,343       10,411
Dec-97      10,231      10,851     10,447       10,530
Jan-98      10,350      10,972     10,581       10,662
Feb-98      10,541      11,763     10,572       10,809
Mar-98      10,650      12,365     10,608       10,950
Apr-98      10,721      12,490     10,663       11,018
May-98      10,741      12,275     10,765       11,064
Jun-98      10,872      12,773     10,856       11,229
Jul-98      10,832      12,638     10,879       11,223
Aug-98      10,471      10,811     11,056       11,045
Sep-98      10,772      11,504     11,315       11,393
Oct-98      10,962      12,439     11,255       11,529
Nov-98      11,173      13,193     11,319       11,722
Dec-98      11,433      13,952     11,353       11,885
Jan-99      11,624      14,536     11,434       12,051
Feb-99      11,453      14,084     11,234       11,808
Mar-99      11,681      14,647     11,295       11,954
Apr-99      11,925      15,214     11,332       12,077
May-99      11,804      14,855     11,232       11,935
Jun-99      11,951      15,679     11,196       12,036
Jul-99      11,848      15,190     11,149       11,921
Aug-99      11,797      15,114     11,143       11,904
Sep-99      11,854      14,700     11,273       11,949
Oct-99      12,020      15,630     11,314       12,136
Nov-99      12,175      15,948     11,313       12,184
Dec-99      12,416      16,887     11,259       12,280
Jan-00      12,280      16,039     11,222       12,124
Feb-00      12,437      15,736     11,357       12,196
Mar-00      12,720      17,275     11,507       12,563
Apr-00      12,603      16,755     11,474       12,459
May-00      12,529      16,412     11,468       12,403
Jun-00      12,737      16,815     11,707       12,671
Jul-00      12,737      16,553     11,813       12,724
Aug-00      13,082      17,581     11,985       13,029
Sep-00      13,041      16,653     12,060       12,958
Oct-00      13,064      16,583     12,140       13,015
Nov-00      12,878      15,276     12,339       12,981
Dec-00      13,134      15,351     12,568       13,187
Jan-01      13,565      15,896     12,773       13,452
Feb-01      13,366      14,446     12,884       13,300
Mar-01      13,205      13,532     12,949       13,184
Apr-01      13,361      14,583     12,894       13,345
May-01      13,484      14,681     12,972       13,427
Jun-01      13,510      14,324     13,021       13,403
Jul-01      13,656      14,184     13,313       13,617
Aug-01      13,622      13,296     13,466       13,572
Sep-01      13,374      12,222     13,622       13,478
Oct-01      13,633      12,455     13,907       13,755
Nov-01      13,734      13,410     13,715       13,814
Dec-01      13,768      13,528     13,627       13,767
Jan-02      13,768      13,331     13,737       13,816
Feb-02      13,779      13,073     13,871       13,870
Mar-02      13,836      13,565     13,640       13,790
Apr-02      13,847      12,743     13,905       13,837
May-02      13,904      12,649     14,023       13,910
Jun-02      13,701      11,748     14,145       13,809
Jul-02      13,486      10,832     14,316       13,727
Aug-02      13,655      10,903     14,558       13,930
Sep-02      13,531      9,718      14,794       13,808
Oct-02      13,746      10,573     14,726       14,000
Nov-02      14,008      11,196     14,722       14,161
Dec-02      14,064      10,538     15,026       14,229
Jan-03      14,086      10,262     15,040       14,165
Feb-03      14,154      10,108     15,247       14,278
Mar-03      14,210      10,206     15,235       14,296
Apr-03      14,595      11,047     15,362       14,627
May-03      15,049      11,629     15,647       14,998
Jun-03      15,132      11,778     15,616       15,013
Jul-03      14,923      11,985     15,091       14,662
Aug-03      15,052      12,219     15,191       14,797
Sep-03      15,295      12,089     15,594       15,079
Oct-03      15,493      12,773     15,449       15,138
Nov-03      15,609      12,886     15,486       15,194
Dec-03      15,935      13,561     15,644       15,477
Jan-04      16,157      13,811     15,769       15,633
Feb-04      16,284      14,003     15,939       15,811
Mar-04      16,343      13,791     16,059       15,859
Apr-04      15,995      13,575     15,641       15,480
May-04      15,971      13,761     15,579       15,472
Jun-04      16,159      14,028     15,667       15,602
Jul-04      16,100      13,563     15,822       15,622
Aug-04      16,317      13,617     16,125       15,874
Sep-04      16,438      13,765     16,168       15,942
Oct-04      16,582      13,975     16,304       16,098
Nov-04      16,727      14,541     16,174       16,126
Dec-04      16,967      15,036     16,322       16,355
Jan-05      16,883      14,669     16,425       16,358
Feb-05      16,918      14,977     16,328       16,350
Mar-05      16,786      14,712     16,245       16,225
Apr-05      16,835      14,432     16,464       16,339
May-05      17,099      14,891     16,642       16,584
Jun-05      17,208      14,912     16,734       16,662
Jul-05      17,332      15,467     16,581       16,665
Aug-05      17,419      15,326     16,794       16,805
Sep-05      17,332      15,450     16,621       16,694
Oct-05      17,195      15,192     16,489       16,533
Nov-05      17,420      15,766     16,562       16,716
Dec-05      17,546      15,771     16,719       16,845
Jan-06      17,721      16,189     16,721       16,936
Feb-06      17,758      16,233     16,776       16,990
Mar-06      17,771      16,434     16,612       16,898
Apr-06      17,808      16,654     16,582       16,918
May-06      17,621      16,174     16,564       16,807
Jun-06      17,642      16,197     16,598       16,840
Jul-06      17,746      16,298     16,822       17,042
Aug-06      18,032      16,685     17,080       17,332
Sep-06      18,239      17,116     17,230       17,544
Oct-06      18,473      17,674     17,344       17,751
Nov-06      18,746      18,010     17,545       17,983
Dec-06      18,746      18,262     17,443       17,951

(1) Performance reflects ongoing expenses and assumes reinvestment of all dividends and capital gains. It also reflects ongoing fund expenses paid by the Portfolio's applicable Funds, which include the effects of expense reimbursement. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower. The Portfolio's performance between 1997 and 1999 benefited from the agreement of WM Advisors and its affiliates to limit the Portfolio's expenses.

(2) See glossary on page 14 for definitions of indices. Returns shown for the indices assume reinvestment of all dividends and distributions, and 4 since-inception returns shown for the indices are calculated from 8/31/97. Indices are unmanaged, and individuals cannot invest directly in an index.

                                                           PORTFOLIO MANAGER
                                                           Asset Allocation Team
                                                           WM Advisors, Inc.

Among fixed-income assets, high-yield bonds had a positive impact on performance, while mortgage- and asset-backed bonds provided a slight benefit. Through small adjustments in allocations, the Portfolio ended the period with neutral weightings in corporate and mortgage securities.

Looking forward, we believe that the economy will continue to slow while inflation fears subside, subsequently leading the Federal Reserve to cut short-term interest rates. We anticipate that in 2007, these cuts will begin earlier and occur more often than the market expects. Lower interest rates should bring down bond yields and could support the expansion of equity price multiples. The Portfolio's asset class allocations are designed to take advantage of this soft landing scenario. However, we also feel that choppy market performance is apt to occur in reaction to mixed economic data.

In the near term, we are analyzing the Portfolio's five underlying equity funds that will be changing management as a result of fund mergers scheduled for January 2007. Given our asset allocation discipline, we are focused on proactively identifying and executing adjustments that might be necessary to keep allocations aligned with our targets and our outlook.

PORTFOLIO COMPOSITION (3)

                                     As of      As of
Asset Class                        12/31/06   12/31/05   Change
-----------                        --------   --------   ------
Mortgage- & Asset-Backed Bonds        35%        36%       -1%
Investment-Grade Corporate Bonds      20%        20%        0%
High-Yield Corporate Bonds             9%         8%       +1%
U.S. Government Securities             7%         6%       +1%
U.S. Large-Cap Growth Stocks           8%         7%       +1%
U.S. Large-Cap Value Stocks            6%         7%       -1%
U.S. Mid-Cap Growth Stocks             5%         3%       +2%
REITs                                  2%         2%        0%
U.S. Mid-Cap Value Stocks              2%         2%        0%
Convertible Securities                 1%         2%       -1%
Non-U.S. Developed Market Stocks       1%         1%        0%
U.S. Small-Cap Growth Stocks           1%         2%       -1%
U.S. Small-Cap Value Stocks            1%         1%        0%
Cash Equivalents                       2%         3%       -1%

Note: Pages 44 and 45 provide information about those WM Funds in which the VT Flexible Income Portfolio invests a significant portion of its assets. For additional information about these and other WM Funds, please see the WM Variable Trust annual report, which is available online.

(3) May not reflect the current portfolio composition.

VT Conservative Balanced Portfolio*

INVESTMENT STRATEGY

The WM VT Strategic Asset Management (SAM) Conservative Balanced Portfolio ended 2006 invested in 13 underlying funds that provide diversification across 15 equity and fixed-income asset classes.

We began the 12-month period with an outlook for the economy and financial markets that judged stocks to be more attractive than bonds. In response, we built on the Portfolio's equity allocation by raising it from 45% to 46%. Despite a short-lived stock market retreat during May and June, this overweighting in equities proved beneficial to performance during the year.

As we strengthened the Portfolio's equity allocation, we also shifted its equity style and capitalization weightings to favor large-cap growth stocks. These adjustments ultimately proved to be ahead of a market rotation away from value and smaller capitalization assets. However, large-cap growth stocks enjoyed improved performance late in the period, and we believe the Portfolio is well-positioned for the upcoming year.

Other equity asset classes that drove Portfolio performance included real estate investment trusts (REITs) and international equities, which realized strong absolute returns. In March,

Data shown is past performance and does not guarantee future results. Current performance, including the most recent month-end results, which may be higher or lower than the data shown, can be obtained by calling 800-222-5852. Your investment's return and principal value will fluctuate, so it may be worth more or less upon redemption. Performance shown below does not account for fees, expenses, and charges of any variable insurance contract or retirement plan. If these fees were reflected, performance would be lower.

Equity investments involve greater risk, including heightened volatility, than fixed-income investments. Fixed-income investments are subject to interest rate risk, and their value will decline as interest rates rise.

* As of 8/1/00, the VT Income Portfolio became the VT Conservative Balanced Portfolio, and the Portfolio's objectives and strategies changed. This information should be considered when reviewing past performance. Please see the prospectus for detailed information.

AVERAGE ANNUAL TOTAL RETURNS(1) AS OF DECEMBER 31, 2006

                                           1-Year   5-Year   Since Inception   Inception Date
                                           ------   ------   ---------------   --------------
CLASS 1 SHARES                              8.83%    7.11%        5.63%            4/23/98
CLASS 2 SHARES                              8.50%    6.83%        6.87%            11/6/01
Lehman Brothers Aggregate Bond Index(2)     4.33%    5.06%        5.84%
S&P 500(2)                                 15.80%    6.19%        4.48%
Capital Market Benchmark(2)                 8.82%    5.76%        5.64%

VALUE OF A $10,000 INVESTMENT (1) APRIL 23, 1998 - DECEMBER 31, 2006

                               (PERFORMANCE GRAPH)

WM GROUP OF FUNDS
VT ANNUAL REPORT UPDATE MATERIAL
PERFORMANCE NAV -- MOUNTAIN CHARTS (VALUE OF $10,000 INVESTMENT OVER 10-YEARS) DATA AS OF 12/31/2006
CLASS 1 SHARES

                                       LEHMAN
         VT CONSERVATIVE              BROTHERS     CAPITAL
             BALANCED                 AGGREGATE     MARKET
 DATE       PORTFOLIO      S&P 500   BOND INDEX   BENCHMARK
------   ---------------   -------   ----------   ---------
DEC-96
Jan-97
Feb-97
Mar-97
Apr-97
May-97
Jun-97
Jul-97
Aug-97
Sep-97
Oct-97
Nov-97
Dec-97
Jan-98
Feb-98
Mar-98
Apr-98        10,000        10,000     10,000       10,000
May-98        10,090         9,828     10,095        9,988
Jun-98        10,163        10,227     10,181       10,201
Jul-98        10,183        10,119     10,202       10,170
Aug-98        10,233         8,655     10,368        9,681
Sep-98        10,383         9,210     10,611       10,065
Oct-98        10,323         9,959     10,555       10,361
Nov-98        10,404        10,563     10,615       10,648
Dec-98        10,423        11,171     10,647       10,912
Jan-99        10,493        11,638     10,722       11,141
Feb-99        10,363        11,276     10,535       10,886
Mar-99        10,446        11,727     10,593       11,096
Apr-99        10,538        12,181     10,627       11,289
May-99        10,497        11,893     10,533       11,124
Jun-99        10,472        12,553     10,499       11,349
Jul-99        10,482        12,162     10,455       11,179
Aug-99        10,461        12,101     10,450       11,153
Sep-99        10,568        11,769     10,571       11,109
Oct-99        10,600        12,514     10,610       11,414
Nov-99        10,621        12,768     10,609       11,507
Dec-99        10,619        13,521     10,558       11,745
Jan-00        10,597        12,842     10,524       11,485
Feb-00        10,694        12,599     10,651       11,482
Mar-00        10,787        13,831     10,792       12,023
Apr-00        10,787        13,415     10,760       11,857
May-00        10,744        13,140     10,755       11,756
Jun-00        10,918        13,463     10,979       12,018
Jul-00        10,995        13,253     11,078       12,009
Aug-00        11,360        14,076     11,239       12,411
Sep-00        11,251        13,333     11,310       12,196
Oct-00        11,217        13,277     11,385       12,224
Nov-00        10,905        12,231     11,571       11,959
Dec-00        11,153        12,291     11,787       12,116
Jan-01        11,581        12,727     11,979       12,406
Feb-01        11,255        11,566     12,083       12,018
Mar-01        11,012        10,834     12,143       11,750
Apr-01        11,285        11,676     12,092       12,086
May-01        11,399        11,754     12,165       12,162
Jun-01        11,422        11,469     12,211       12,071
Jul-01        11,456        11,356     12,485       12,186
Aug-01        11,342        10,645     12,628       11,965
Sep-01        10,956         9,785     12,775       11,662
Oct-01        11,171         9,972     13,042       11,898
Nov-01        11,365        10,737     12,862       12,165
Dec-01        11,422        10,831     12,779       12,161
Jan-02        11,364        10,673     12,883       12,149
Feb-02        11,319        10,467     13,008       12,126
Mar-02        11,456        10,861     12,792       12,187
Apr-02        11,376        10,203     13,040       12,034
May-02        11,399        10,127     13,151       12,060
Jun-02        11,128         9,406     13,265       11,779
Jul-02        10,819         8,672     13,426       11,498
Aug-02        10,934         8,730     13,653       11,645
Sep-02        10,635         7,781     13,874       11,251
Oct-02        10,922         8,465     13,810       11,616
Nov-02        11,233         8,964     13,806       11,888
Dec-02        11,164         8,437     14,092       11,756
Jan-03        11,153         8,216     14,104       11,639
Feb-03        11,164         8,093     14,299       11,666
Mar-03        11,199         8,171     14,288       11,706
Apr-03        11,601         8,845     14,406       12,150
May-03        12,048         9,311     14,674       12,541
Jun-03        12,135         9,430     14,645       12,590
Jul-03        12,053         9,596     14,153       12,425
Aug-03        12,194         9,783     14,246       12,571
Sep-03        12,358         9,679     14,624       12,718
Oct-03        12,628        10,227     14,488       12,936
Nov-03        12,745        10,317     14,522       13,001
Dec-03        13,074        10,858     14,671       13,353
Jan-04        13,284        11,057     14,788       13,516
Feb-04        13,413        11,211     14,948       13,678
Mar-04        13,448        11,042     15,060       13,657
Apr-04        13,132        10,868     14,668       13,358
May-04        13,156        11,017     14,609       13,400
Jun-04        13,345        11,231     14,693       13,550
Jul-04        13,201        10,859     14,838       13,451
Aug-04        13,357        10,903     15,122       13,627
Sep-04        13,489        11,021     15,162       13,708
Oct-04        13,644        11,189     15,290       13,861
Nov-04        13,872        11,642     15,167       14,019
Dec-04        14,147        12,038     15,307       14,287
Jan-05        14,002        11,744     15,403       14,201
Feb-05        14,098        11,991     15,313       14,271
Mar-05        13,954        11,779     15,234       14,127
Apr-05        13,941        11,555     15,440       14,134
May-05        14,205        11,922     15,607       14,405
Jun-05        14,317        11,939     15,693       14,461
Jul-05        14,513        12,383     15,550       14,597
Aug-05        14,574        12,271     15,749       14,656
Sep-05        14,538        12,370     15,587       14,613
Oct-05        14,403        12,163     15,464       14,446
Nov-05        14,672        12,623     15,532       14,704
Dec-05        14,795        12,627     15,679       14,789
Jan-06        15,053        12,962     15,681       14,947
Feb-06        15,040        12,997     15,733       14,993
Mar-06        15,138        13,158     15,578       14,980
Apr-06        15,212        13,334     15,550       15,044
May-06        14,943        12,950     15,533       14,861
Jun-06        14,952        12,968     15,566       14,888
Jul-06        15,015        13,049     15,776       15,045
Aug-06        15,293        13,359     16,017       15,327
Sep-06        15,495        13,704     16,158       15,566
Oct-06        15,772        14,151     16,265       15,830
Nov-06        16,050        14,419     16,454       16,062
Dec-06        16,101        14,621     16,358       16,095

(1) Performance reflects ongoing expenses and assumes reinvestment of all dividends and capital gains. It also reflects ongoing fund expenses paid by the Portfolio's applicable Funds, which include the effects of expense reimbursement. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower. The Portfolio's performance between 1998 and 2003 benefited from the agreement of WM Advisors and its affiliates to limit the Portfolio's expenses.

(2) See glossary on page 14 for definitions of indices. Returns shown for the indices assume reinvestment of all dividends and distributions, and since-inception returns shown for the indices are calculated from 4/30/98. Indices are unmanaged, and individuals cannot invest directly in an index.

                                                           PORTFOLIO MANAGER
                                                           Asset Allocation Team
                                                           WM Advisors, Inc.

we slightly expanded the Portfolio's exposure to emerging market stocks and believe that the Portfolio's small core position can provide broader diversification going forward. However, in December, the underlying fund temporarily trimmed this allocation in preparation for fund mergers scheduled for January 2007.

Among fixed-income assets, high-yield bonds had a positive impact on performance, while mortgage- and asset-backed bonds provided a slight benefit. The Portfolio ended the period with neutral weightings in corporate and mortgage securities.

Looking forward, we believe that the economy will continue to slow while inflation fears subside, subsequently leading the Federal Reserve to cut short-term interest rates. We anticipate that in 2007, these cuts will begin earlier and occur more often than the market expects. Lower interest rates should bring down bond yields and could support the expansion of equity price multiples. The Portfolio's asset class allocations are designed to take advantage of this soft landing scenario. However, we also feel that choppy market performance is apt to occur in reaction to mixed economic data.

In the near term, we are analyzing the Portfolio's six underlying equity funds that will be changing management as a result of the upcoming fund mergers. Given our asset allocation discipline, we are focused on proactively identifying and executing adjustments that might be necessary to keep allocations aligned with our targets and our outlook.

PORTFOLIO COMPOSITION (3)

                                     As of      As of
Asset Class                        12/31/06   12/31/05   Change
-----------                        --------   --------   ------
Mortgage- & Asset-Backed Bonds        28%        28%        0%
Investment-Grade Corporate Bonds      12%        13%       -1%
High-Yield Corporate Bonds             7%         6%       +1%
U.S. Government Securities             5%         5%        0%
U.S. Large-Cap Growth Stocks          12%        11%       +1%
U.S. Large-Cap Value Stocks            9%        11%       -2%
U.S. Mid-Cap Growth Stocks             7%         5%       +2%
Non-U.S. Developed Market Stocks       6%         5%       +1%
REITs                                  3%         3%        0%
U.S. Mid-Cap Value Stocks              3%         3%        0%
U.S. Small-Cap Growth Stocks           2%         2%        0%
U.S. Small-Cap Value Stocks            2%         2%        0%
Emerging Market Stocks                 1%         1%        0%
Convertible Securities                 1%         2%       -1%
Cash Equivalents                       2%         3%       -1%

Note: Page 44 provides information about a WM Fund in which the VT Conservative Balanced Portfolio invests a significant portion of its assets. For additional information about this and other WM Funds, please see the WM Variable Trust annual report, which is available online.

(3)  May not reflect the current portfolio composition.

VT Balanced Portfolio

INVESTMENT STRATEGY

The WM VT Strategic Asset Management (SAM) Balanced Portfolio ended 2006 invested in 13 underlying funds that provide diversification across 15 equity and fixed-income asset classes.

We began the 12-month period with an outlook for the economy and financial markets that judged stocks to be more attractive than bonds. In response, we built on the Portfolio's equity allocation by raising it from 65% to 66%. Despite a short-lived stock market retreat during May and June, this overweighting in equities proved beneficial to performance during the year.

As we strengthened the Portfolio's equity allocation, we also shifted its equity style and capitalization weightings to favor large-cap growth stocks. These adjustments ultimately proved to be ahead of a market rotation away from value and smaller capitalization assets. However, large-cap growth stocks enjoyed improved performance late in the period, and we believe the Portfolio is well-positioned for the upcoming year.

Other equity asset classes that drove Portfolio performance included real estate investment trusts (REITs) and international equities, which realized strong absolute returns. In March,

Data shown is past performance and does not guarantee future results. Current performance, including the most recent month-end results, which may be higher or lower than the data shown, can be obtained by calling 800-222-5852. Your investment's return and principal value will fluctuate, so it may be worth more or less upon redemption. Performance shown below does not account for fees, expenses, and charges of any variable insurance contract or retirement plan. If these fees were reflected, performance would be lower.

Equity investments involve greater risk, including heightened volatility, than fixed-income investments. Fixed-income investments are subject to interest rate risk, and their value will decline as interest rates rise.

AVERAGE ANNUAL TOTAL RETURNS (1) AS OF DECEMBER 31, 2006

                                          1-Year   5-Year   Since Inception   Inception Date
                                          ------   ------   ---------------   --------------
CLASS 1 SHARES                            10.61%    7.65%        8.98%            6/3/97
CLASS 2 SHARES                            10.38%    7.39%        7.75%            11/6/01
S&P 500(2)                                15.80%    6.19%        7.19%
Lehman Brothers Aggregate Bond Index(2)    4.33%    5.06%        6.31%
Capital Market Benchmark(2)               11.11%    5.98%        7.17%

VALUE OF A $10,000 INVESTMENT(1) JUNE 3, 1997 - DECEMBER 31, 2006

                               (PERFORMANCE GRAPH)

WM GROUP OF FUNDS
VT ANNUAL REPORT UPDATE MATERIAL
PERFORMANCE NAV -- MOUNTAIN CHARTS (VALUE OF $10,000 INVESTMENT OVER 10-YEARS) DATA AS OF 12/31/2006
CLASS 1 SHARES

                                 LEHMAN
             VT                 BROTHERS
          BALANCED              AGGREGATE   CAPITAL MARKET
 DATE    PORTFOLIO   S&P 500   BOND INDEX      BENCHMARK
 ----    ---------   -------   ----------   --------------
DEC-96
Jan-97
Feb-97
Mar-97
Apr-97
May-97     10,000     10,000     10,000         10,000
Jun-97     10,190     10,446     10,119         10,315
Jul-97     10,680     11,275     10,392         10,917
Aug-97     10,350     10,648     10,304         10,516
Sep-97     10,700     11,232     10,456         10,924
Oct-97     10,390     10,857     10,608         10,769
Nov-97     10,390     11,360     10,657         11,087
Dec-97     10,470     11,555     10,764         11,247
Jan-98     10,599     11,683     10,902         11,380
Feb-98     11,109     12,526     10,893         11,869
Mar-98     11,409     13,167     10,931         12,250
Apr-98     11,579     13,300     10,987         12,349
May-98     11,439     13,071     11,092         12,269
Jun-98     11,654     13,602     11,186         12,610
Jul-98     11,533     13,458     11,210         12,541
Aug-98     10,376     11,512     11,392         11,535
Sep-98     10,718     12,250     11,659         12,086
Oct-98     11,181     13,245     11,597         12,651
Nov-98     11,654     14,048     11,663         13,139
Dec-98     12,267     14,857     11,698         13,609
Jan-99     12,689     15,478     11,781         13,989
Feb-99     12,397     14,997     11,575         13,631
Mar-99     12,927     15,597     11,639         13,988
Apr-99     13,409     16,200     11,676         14,331
May-99     13,101     15,818     11,573         14,077
Jun-99     13,625     16,696     11,536         14,528
Jul-99     13,459     16,175     11,488         14,231
Aug-99     13,448     16,094     11,482         14,186
Sep-99     13,577     15,653     11,615         14,018
Oct-99     14,027     16,644     11,658         14,571
Nov-99     14,611     16,982     11,657         14,748
Dec-99     15,664     17,982     11,601         15,241
Jan-00     15,349     17,079     11,563         14,761
Feb-00     15,915     16,757     11,703         14,665
Mar-00     16,432     18,395     11,857         15,604
Apr-00     15,956     17,842     11,823         15,304
May-00     15,691     17,476     11,817         15,113
Jun-00     16,027     17,906     12,063         15,462
Jul-00     15,844     17,627     12,172         15,374
Aug-00     16,562     18,721     12,349         16,036
Sep-00     16,244     17,733     12,427         15,568
Oct-00     16,158     17,658     12,509         15,569
Nov-00     15,371     16,267     12,714         14,936
Dec-00     15,738     16,346     12,950         15,091
Jan-01     16,509     16,927     13,161         15,511
Feb-01     15,728     15,383     13,276         14,717
Mar-01     15,186     14,409     13,342         14,187
Apr-01     15,776     15,529     13,286         14,824
May-01     15,996     15,633     13,366         14,919
Jun-01     16,033     15,253     13,417         14,723
Jul-01     15,930     15,104     13,717         14,769
Aug-01     15,613     14,158     13,875         14,281
Sep-01     14,751     13,014     14,036         13,656
Oct-01     15,090     13,263     14,329         13,926
Nov-01     15,566     14,280     14,132         14,490
Dec-01     15,759     14,406     14,041         14,529
Jan-02     15,521     14,195     14,155         14,450
Feb-02     15,339     13,921     14,292         14,338
Mar-02     15,736     14,445     14,055         14,566
Apr-02     15,397     13,569     14,328         14,150
May-02     15,363     13,469     14,449         14,135
Jun-02     14,804     12,510     14,575         13,580
Jul-02     14,097     11,534     14,751         13,011
Aug-02     14,224     11,610     15,001         13,150
Sep-02     13,553     10,348     15,244         12,378
Oct-02     14,109     11,259     15,174         13,010
Nov-02     14,676     11,922     15,169         13,467
Dec-02     14,375     11,221     15,483         13,104
Jan-03     14,258     10,927     15,497         12,902
Feb-03     14,177     10,763     15,711         12,857
Mar-03     14,200     10,868     15,698         12,928
Apr-03     14,917     11,763     15,829         13,610
May-03     15,658     12,383     16,123         14,142
Jun-03     15,829     12,541     16,091         14,240
Jul-03     15,888     12,762     15,550         14,199
Aug-03     16,148     13,011     15,653         14,402
Sep-03     16,266     12,873     16,068         14,462
Oct-03     16,847     13,602     15,918         14,899
Nov-03     17,072     13,721     15,956         14,991
Dec-03     17,641     14,440     16,119         15,524
Jan-04     17,985     14,706     16,248         15,744
Feb-04     18,186     14,911     16,423         15,944
Mar-04     18,186     14,685     16,547         15,847
Apr-04     17,735     14,455     16,116         15,533
May-04     17,831     14,653     16,052         15,635
Jun-04     18,157     14,937     16,143         15,853
Jul-04     17,771     14,443     16,303         15,601
Aug-04     17,939     14,501     16,615         15,757
Sep-04     18,169     14,657     16,660         15,876
Oct-04     18,411     14,881     16,799         16,075
Nov-04     18,930     15,484     16,665         16,414
Dec-04     19,426     16,011     16,818         16,810
Jan-05     19,088     15,620     16,924         16,606
Feb-05     19,330     15,948     16,824         16,776
Mar-05     19,100     15,666     16,739         16,563
Apr-05     18,955     15,368     16,965         16,463
May-05     19,450     15,857     17,148         16,848
Jun-05     19,619     15,879     17,242         16,901
Jul-05     20,111     16,470     17,085         17,217
Aug-05     20,111     16,320     17,304         17,210
Sep-05     20,124     16,452     17,126         17,222
Oct-05     19,890     16,177     16,990         16,995
Nov-05     20,445     16,789     17,065         17,411
Dec-05     20,592     16,794     17,227         17,481
Jan-06     21,109     17,239     17,229         17,758
Feb-06     21,061     17,285     17,286         17,810
Mar-06     21,307     17,500     17,117         17,872
Apr-06     21,443     17,734     17,086         18,003
May-06     20,877     17,223     17,067         17,684
Jun-06     20,890     17,247     17,103         17,714
Jul-06     20,890     17,354     17,334         17,875
Aug-06     21,343     17,767     17,599         18,240
Sep-06     21,682     18,226     17,754         18,587
Oct-06     22,211     18,820     17,871         18,999
Nov-06     22,678     19,178     18,078         19,303
Dec-06     22,780     19,446     17,973         19,421

(1) Performance reflects ongoing expenses and assumes reinvestment of all dividends and capital gains. It also reflects ongoing fund expenses paid by the Portfolio's applicable Funds, which include the effects of expense reimbursement. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower. The Portfolio's performance between 1997 and 1998 benefited from the agreement of WM Advisors and its affiliates to limit the Portfolio's expenses.

(2) See glossary on page 14 for definitions of indices. Returns shown for the indices assume reinvestment of all dividends and distributions, and since-inception returns shown for the indices are calculated from 5/31/97. Indices are unmanaged, and individuals cannot invest directly in an index.

                                                           PORTFOLIO MANAGER
                                                           Asset Allocation Team
                                                           WM Advisors, Inc.

we expanded the Portfolio's exposure to emerging market stocks and believe that the Portfolio's core position can provide broader diversification going forward. However, in December, the underlying fund temporarily trimmed this allocation in preparation for fund mergers scheduled for January 2007.

Among fixed-income assets, high-yield bonds had a positive impact on performance, while mortgage- and asset-backed bonds provided a slight benefit. The Portfolio ended the period with neutral weightings in corporate and mortgage securities.

Looking forward, we believe that the economy will continue to slow while inflation fears subside, subsequently leading the Federal Reserve to cut short-term interest rates. We anticipate that in 2007, these cuts will begin earlier and occur more often than the market expects. Lower interest rates should bring down bond yields and could support the expansion of equity price multiples. The Portfolio's asset class allocations are designed to take advantage of this soft landing scenario. However, we also feel that choppy market performance is apt to occur in reaction to mixed economic data.

In the near term, we are analyzing the Portfolio's six underlying equity funds that will be changing management as a result of the upcoming fund mergers. Given our asset allocation discipline, we are focused on proactively identifying and executing adjustments that might be necessary to keep allocations aligned with our targets and our outlook.

PORTFOLIO COMPOSITION (3)

                                     As of      As of
Asset Class                        12/31/06   12/31/05   Change
-----------                        --------   --------   ------
U.S. Large-Cap Growth Stocks          18%        16%       +2%
U.S. Large-Cap Value Stocks           13%        16%       -3%
U.S. Mid-Cap Growth Stocks            10%         8%       +2%
Non-U.S. Developed Market Stocks       9%         8%       +1%
REITs                                  5%         4%       +1%
U.S. Mid-Cap Value Stocks              4%         5%       -1%
U.S. Small-Cap Growth Stocks           3%         3%        0%
U.S. Small-Cap Value Stocks            2%         3%       -1%
Convertible Securities                 1%         1%        0%
Emerging Market Stocks                 1%         1%        0%
Mortgage- & Asset-Backed Bonds        17%        17%        0%
Investment-Grade Corporate Bonds       6%         6%        0%
High-Yield Corporate Bonds             5%         5%        0%
U.S. Government Securities             3%         3%        0%
Cash Equivalents                       3%         4%       -1%

Note: For information about the underlying WM Funds of the VT SAM Portfolios, please see the WM Variable Trust annual report, which is available online.

(3)  May not reflect the current portfolio composition.

VT Conservative Growth Portfolio

INVESTMENT STRATEGY

The WM VT Strategic Asset Management (SAM) Conservative Growth Portfolio ended 2006 invested in 12 underlying funds that provide diversification across 14 equity and fixed-income asset classes.

We began the 12-month period with an outlook for the economy and financial markets that judged stocks to be more attractive than bonds. In response, we built on the Portfolio's equity allocation by raising it from 83% to 84%. Despite a short-lived stock market retreat during May and June, this overweighting in equities proved beneficial to performance during the year.

As we strengthened the Portfolio's equity allocation, we also shifted its equity style and capitalization weightings to favor large-cap growth stocks. These adjustments ultimately proved to be ahead of a market rotation away from value and smaller capitalization assets. However, large-cap growth stocks enjoyed improved performance late in the period, and we believe the Portfolio is well-positioned for the upcoming year.

Other equity asset classes that drove Portfolio performance included real estate investment trusts (REITs) and international equities, which realized strong absolute returns. In March,

Data shown is past performance and does not guarantee future results. Current performance, including the most recent month-end results, which may be higher or lower than the data shown, can be obtained by calling 800-222-5852. Your investment's return and principal value will fluctuate, so it may be worth more or less upon redemption. Performance shown below does not account for fees, expenses, and charges of any variable insurance contract or retirement plan. If these fees were reflected, performance would be lower.

Equity investments involve greater risk, including heightened volatility, than fixed-income investments. Fixed-income investments are subject to interest rate risk, and their value will decline as interest rates rise.

AVERAGE ANNUAL TOTAL RETURNS (1) AS OF DECEMBER 31, 2006

                                          1-Year   5-Year   Since Inception   Inception Date
                                          ------   ------   ---------------   --------------
CLASS 1 SHARES                            12.20%    7.86%        9.60%            6/3/97
CLASS 2 SHARES                            11.95%    7.59%        8.26%            11/6/01
S&P 500(2)                                15.80%    6.19%        7.19%
Lehman Brothers Aggregate Bond Index(2)    4.33%    5.06%        6.31%
Capital Market Benchmark(2)               13.44%    6.13%        7.24%

VALUE OF A $10,000 INVESTMENT(1) JUNE 3, 1997 - DECEMBER 31, 2006

                               (PERFORMANCE GRAPH)

WM GROUP OF FUNDS
VT ANNUAL REPORT UPDATE MATERIAL
PERFORMANCE NAV -- MOUNTAIN CHARTS (VALUE OF $10,000 INVESTMENT OVER 10-YEARS) DATA AS OF 12/31/2006
CLASS 1 SHARES

              VT                    LEHMAN
         CONSERVATIVE              BROTHERS     CAPITAL
            GROWTH                 AGGREGATE     MARKET
 DATE      PORTFOLIO    S&P 500   BOND INDEX   BENCHMARK
 ----    ------------   -------   ----------   ---------
Dec-96
Jan-97
Feb-97
Mar-97
Apr-97
May-97      10,000       10,000     10,000       10,000
Jun-97      10,300       10,446     10,119       10,381
Jul-97      10,860       11,275     10,392       11,096
Aug-97      10,420       10,648     10,304       10,584
Sep-97      10,851       11,232     10,456       11,079
Oct-97      10,421       10,857     10,608       10,815
Nov-97      10,401       11,360     10,657       11,226
Dec-97      10,492       11,555     10,764       11,404
Jan-98      10,622       11,683     10,902       11,534
Feb-98      11,312       12,526     10,893       12,197
Mar-98      11,713       13,167     10,931       12,704
Apr-98      11,883       13,300     10,987       12,820
May-98      11,593       13,071     11,092       12,667
Jun-98      11,859       13,602     11,186       13,100
Jul-98      11,619       13,458     11,210       12,994
Aug-98      10,034       11,512     11,392       11,534
Sep-98      10,525       12,250     11,659       12,178
Oct-98      11,097       13,245     11,597       12,958
Nov-98      11,750       14,048     11,663       13,601
Dec-98      12,583       14,857     11,698       14,236
Jan-99      13,155       15,478     11,781       14,733
Feb-99      12,774       14,997     11,575       14,314
Mar-99      13,466       15,597     11,639       14,788
Apr-99      14,128       16,200     11,676       15,255
May-99      13,818       15,818     11,573       14,941
Jun-99      14,572       16,696     11,536       15,595
Jul-99      14,326       16,175     11,488       15,193
Aug-99      14,316       16,094     11,482       15,131
Sep-99      14,429       15,653     11,615       14,834
Oct-99      15,085       16,644     11,658       15,597
Nov-99      15,936       16,982     11,657       15,849
Dec-99      17,536       17,982     11,601       16,582
Jan-00      17,168       17,079     11,563       15,903
Feb-00      17,999       16,757     11,703       15,701
Mar-00      18,706       18,395     11,857       16,972
Apr-00      17,937       17,842     11,823       16,553
May-00      17,485       17,476     11,817       16,279
Jun-00      17,900       17,906     12,063       16,668
Jul-00      17,588       17,627     12,172       16,490
Aug-00      18,596       18,721     12,349       17,358
Sep-00      18,066       17,733     12,427       16,646
Oct-00      17,911       17,658     12,509       16,611
Nov-00      16,643       16,267     12,714       15,618
Dec-00      17,100       16,346     12,950       15,736
Jan-01      18,118       16,927     13,161       16,234
Feb-01      16,891       15,383     13,276       15,078
Mar-01      16,050       14,409     13,342       14,328
Apr-01      17,007       15,529     13,286       15,207
May-01      17,277       15,633     13,366       15,307
Jun-01      17,291       15,253     13,417       15,021
Jul-01      16,992       15,104     13,717       14,970
Aug-01      16,404       14,158     13,875       14,254
Sep-01      15,073       13,014     14,036       13,366
Oct-01      15,473       13,263     14,329       13,625
Nov-01      16,205       14,280     14,132       14,424
Dec-01      16,493       14,406     14,041       14,506
Jan-02      16,094       14,195     14,155       14,360
Feb-02      15,750       13,921     14,292       14,166
Mar-02      16,405       14,445     14,055       14,545
Apr-02      15,795       13,569     14,328       13,897
May-02      15,706       13,469     14,449       13,838
Jun-02      14,885       12,510     14,575       13,073
Jul-02      13,876       11,534     14,751       12,290
Aug-02      13,967       11,610     15,001       12,396
Sep-02      13,005       10,348     15,244       11,358
Oct-02      13,715       11,259     15,174       12,148
Nov-02      14,425       11,922     15,169       12,718
Dec-02      13,932       11,221     15,483       12,173
Jan-03      13,748       10,927     15,497       11,920
Feb-03      13,587       10,763     15,711       11,810
Mar-03      13,610       10,868     15,698       11,900
Apr-03      14,492       11,763     15,829       12,704
May-03      15,375       12,383     16,123       13,287
Jun-03      15,593       12,541     16,091       13,417
Jul-03      15,804       12,762     15,550       13,517
Aug-03      16,120       13,011     15,653       13,745
Sep-03      16,178       12,873     16,068       13,701
Oct-03      16,962       13,602     15,918       14,296
Nov-03      17,232       13,721     15,956       14,403
Dec-03      17,935       14,440     16,119       15,037
Jan-04      18,333       14,706     16,248       15,282
Feb-04      18,568       14,911     16,423       15,485
Mar-04      18,533       14,685     16,547       15,321
Apr-04      18,042       14,455     16,116       15,048
May-04      18,206       14,653     16,052       15,202
Jun-04      18,601       14,937     16,143       15,456
Jul-04      18,007       14,443     16,303       15,077
Aug-04      18,150       14,501     16,615       15,183
Sep-04      18,435       14,657     16,660       15,322
Oct-04      18,707       14,881     16,799       15,535
Nov-04      19,443       15,484     16,665       16,014
Dec-04      20,047       16,011     16,818       16,478
Jan-05      19,584       15,620     16,924       16,178
Feb-05      19,917       15,948     16,824       16,431
Mar-05      19,644       15,666     16,739       16,181
Apr-05      19,383       15,368     16,965       15,979
May-05      19,988       15,857     17,148       16,420
Jun-05      20,196       15,879     17,242       16,456
Jul-05      20,868       16,470     17,085       16,915
Aug-05      20,820       16,320     17,304       16,835
Sep-05      20,856       16,452     17,126       16,909
Oct-05      20,591       16,177     16,990       16,657
Nov-05      21,311       16,789     17,065       17,175
Dec-05      21,456       16,794     17,227       17,213
Jan-06      22,141       17,239     17,229       17,578
Feb-06      22,032       17,285     17,286       17,627
Mar-06      22,405       17,500     17,117       17,768
Apr-06      22,597       17,734     17,086       17,953
May-06      21,840       17,223     17,067       17,537
Jun-06      21,836       17,247     17,103       17,563
Jul-06      21,762       17,354     17,334       17,696
Aug-06      22,286       17,767     17,599       18,088
Sep-06      22,678       18,226     17,754       18,493
Oct-06      23,350       18,820     17,871       18,999
Nov-06      23,901       19,178     18,078       19,332
Dec-06      24,073       19,446     17,973       19,527

(1) Performance reflects ongoing expenses and assumes reinvestment of all dividends and capital gains. It also reflects ongoing fund expenses paid by the Portfolio's applicable Funds, which include the effects of expense reimbursement. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower. The Portfolio's performance between 1997 and 1998 benefited from the agreement of WM Advisors and its affiliates to limit the Portfolio's expenses.

(2) See glossary on page 14 for definitions of indices. Returns shown for the indices assume reinvestment of all dividends and distributions, and 10 since-inception returns shown for the indices are calculated from 5/31/97. Indices are unmanaged, and individuals cannot invest directly in an index.

                                                           PORTFOLIO MANAGER
                                                           Asset Allocation Team
                                                           WM Advisors, Inc.

we expanded the Portfolio's exposure to emerging market stocks and believe that the Portfolio's core position can provide broader diversification going forward. However, in December, the underlying fund temporarily trimmed this allocation in preparation for fund mergers scheduled for January 2007.

Among fixed-income assets, high-yield bonds had a positive impact on performance, while mortgage- and asset-backed bonds provided a slight benefit. The Portfolio ended the period with neutral weightings in corporate and mortgage securities.

Looking forward, we believe that the economy will continue to slow while inflation fears subside, subsequently leading the Federal Reserve to cut short-term interest rates. We anticipate that in 2007, these cuts will begin earlier and occur more often than the market expects. Lower interest rates should bring down bond yields and could support the expansion of equity price multiples. The Portfolio's asset class allocations are designed to take advantage of this soft landing scenario. However, we also feel that choppy market performance is apt to occur in reaction to mixed economic data.

In the near term, we are analyzing the Portfolio's six underlying equity funds that will be changing management as a result of the upcoming fund mergers. Given our asset allocation discipline, we are focused on proactively identifying and executing adjustments that might be necessary to keep allocations aligned with our targets and our outlook.

PORTFOLIO COMPOSITION(3)

                                     As of      As of
Asset Class                        12/31/06   12/31/05   Change
-----------                        --------   --------   ------
U.S. Large-Cap Growth Stocks          24%        20%       +4%
U.S. Large-Cap Value Stocks           18%        21%       -3%
U.S. Mid-Cap Growth Stocks            13%        10%       +3%
Non-U.S. Developed Market Stocks      11%        10%       +1%
REITs                                  6%         5%       +1%
U.S. Mid-Cap Value Stocks              5%         7%       -2%
U.S. Small-Cap Growth Stocks           3%         4%       -1%
U.S. Small-Cap Value Stocks            3%         3%        0%
Emerging Market Stocks                 1%         2%       -1%
Convertible Securities                 0%         1%       -1%
Mortgage- & Asset-Backed Bonds         7%         7%        0%
High-Yield Corporate Bonds             3%         3%        0%
Investment-Grade Corporate Bonds       2%         2%        0%
U.S. Government Securities             1%         1%        0%
Cash Equivalents                       3%         4%       -1%

Note: For information about the underlying WM Funds of the VT SAM
Portfolios, please see the WM Variable Trust annual report, which is available online.

(3) May not reflect the current portfolio composition.

VT Strategic Growth Portfolio

INVESTMENT STRATEGY

The WM VT Strategic Asset Management (SAM) Strategic Growth Portfolio ended 2006 invested in 10 underlying funds that provide diversification across 12 equity and fixed-income asset classes.

We began the 12-month period with an outlook for the economy and financial markets that judged stocks to be more attractive than bonds. In response, we built on the Portfolio's equity allocation by raising it from 93% to 94%. Despite a short-lived stock market retreat during May and June, this addition to equities proved beneficial to performance during the year.

As we strengthened the Portfolio's equity allocation, we also shifted its equity style and capitalization weightings to favor large-cap growth stocks. These adjustments ultimately proved to be ahead of a market rotation away from value and smaller capitalization assets. However, large-cap growth stocks enjoyed improved performance late in the period, and we believe the Portfolio is well-positioned for the upcoming year.

Other asset classes that drove Portfolio performance included real estate investment trusts (REITs) and international equities, which realized strong absolute returns. In March,

Data shown is past performance and does not guarantee future results. Current performance, including the most recent month-end results, which may be higher or lower than the data shown, can be obtained by calling 800-222-5852. Your investment's return and principal value will fluctuate, so it may be worth more or less upon redemption. Performance shown below does not account for fees, expenses, and charges of any variable insurance contract or retirement plan. If these fees were reflected, performance would be lower.

Equity investments involve greater risk, including heightened volatility, than fixed-income investments.

AVERAGE ANNUAL TOTAL RETURNS(1) AS OF DECEMBER 31, 2006

                           1-Year   5-Year   Since Inception   Inception Date
                           ------   ------   ---------------   --------------
CLASS 1 SHARES             13.06%    7.76%       10.58%             6/3/97
CLASS 2 SHARES             12.77%    7.53%        8.49%            11/6/01
S&P 500(2)                 15.80%    6.19%        7.19%
Russell 3000(R) Index(2)   15.72%    7.17%        7.65%

VALUE OF A $10,000 INVESTMENT(1) JUNE 3, 1997 - DECEMBER 31, 2006

                               (PERFORMANCE GRAPH)

WM GROUP OF FUNDS
VT ANNUAL REPORT UPDATE MATERIAL
PERFORMANCE NAV -- MOUNTAIN CHARTS (VALUE OF $10,000 INVESTMENT OVER 10-YEARS) DATA AS OF 12/31/2006
CLASS 1 SHARES

         VT STRATEGIC
            GROWTH                RUSSELL 3000
 DATE      PORTFOLIO    S&P 500       INDEX
------   ------------   -------   ------------
DEC-96
Jan-97
Feb-97
Mar-97
Apr-97
May-97      10,000       10,000      10,000
Jun-97      10,320       10,446      10,416
Jul-97      10,970       11,275      11,233
Aug-97      10,550       10,648      10,777
Sep-97      11,041       11,232      11,388
Oct-97      10,610       10,857      11,005
Nov-97      10,630       11,360      11,426
Dec-97      10,700       11,555      11,655
Jan-98      10,861       11,683      11,716
Feb-98      11,711       12,526      12,553
Mar-98      12,171       13,167      13,176
Apr-98      12,361       13,300      13,305
May-98      12,061       13,071      12,976
Jun-98      12,411       13,602      13,415
Jul-98      12,170       13,458      13,171
Aug-98      10,424       11,512      11,153
Sep-98      11,005       12,250      11,914
Oct-98      11,637       13,245      12,818
Nov-98      12,390       14,048      13,602
Dec-98      13,504       14,857      14,468
Jan-99      14,256       15,478      14,959
Feb-99      13,794       14,997      14,430
Mar-99      14,646       15,597      14,959
Apr-99      15,429       16,200      15,634
May-99      15,137       15,818      15,337
Jun-99      16,039       16,696      16,112
Jul-99      15,744       16,175      15,623
Aug-99      15,755       16,094      15,445
Sep-99      15,878       15,653      15,050
Oct-99      16,704       16,644      15,994
Nov-99      17,804       16,982      16,441
Dec-99      19,976       17,982      17,490
Jan-00      19,639       17,079      16,805
Feb-00      20,923       16,757      16,961
Mar-00      21,697       18,395      18,289
Apr-00      20,617       17,842      17,645
May-00      20,015       17,476      17,149
Jun-00      20,595       17,906      17,657
Jul-00      20,130       17,627      17,345
Aug-00      21,442       18,721      18,631
Sep-00      20,677       17,733      17,787
Oct-00      20,408       17,658      17,535
Nov-00      18,661       16,267      15,918
Dec-00      19,230       16,346      16,186
Jan-01      20,522       16,927      16,739
Feb-01      18,827       15,383      15,209
Mar-01      17,649       14,409      14,218
Apr-01      19,054       15,529      15,358
May-01      19,395       15,633      15,481
Jun-01      19,453       15,253      15,196
Jul-01      18,871       15,104      14,945
Aug-01      18,016       14,158      14,063
Sep-01      16,132       13,014      12,823
Oct-01      16,592       13,263      13,122
Nov-01      17,600       14,280      14,132
Dec-01      18,028       14,406      14,331
Jan-02      17,458       14,195      14,152
Feb-02      16,966       13,921      13,863
Mar-02      17,897       14,445      14,471
Apr-02      17,031       13,569      13,711
May-02      16,900       13,469      13,552
Jun-02      15,824       12,510      12,576
Jul-02      14,464       11,534      11,576
Aug-02      14,522       11,610      11,631
Sep-02      13,254       10,348      10,408
Oct-02      14,123       11,259      11,237
Nov-02      15,014       11,922      11,917
Dec-02      14,329       11,221      11,243
Jan-03      14,078       10,927      10,968
Feb-03      13,828       10,763      10,787
Mar-03      13,851       10,868      10,900
Apr-03      14,879       11,763      11,791
May-03      15,929       12,383      12,503
Jun-03      16,186       12,541      12,672
Jul-03      16,534       12,762      12,962
Aug-03      16,939       13,011      13,250
Sep-03      16,915       12,873      13,105
Oct-03      17,912       13,602      13,898
Nov-03      18,236       13,721      14,090
Dec-03      19,069       14,440      14,734
Jan-04      19,532       14,706      15,042
Feb-04      19,798       14,911      15,245
Mar-04      19,693       14,685      15,063
Apr-04      19,207       14,455      14,752
May-04      19,416       14,653      14,966
Jun-04      19,894       14,937      15,263
Jul-04      19,136       14,443      14,686
Aug-04      19,241       14,501      14,747
Sep-04      19,580       14,657      14,974
Oct-04      19,883       14,881      15,219
Nov-04      20,804       15,484      15,927
Dec-04      21,515       16,011      16,494
Jan-05      20,932       15,620      16,055
Feb-05      21,353       15,948      16,408
Mar-05      21,050       15,666      16,131
Apr-05      20,677       15,368      15,781
May-05      21,388       15,857      16,379
Jun-05      21,626       15,879      16,494
Jul-05      22,471       16,470      17,170
Aug-05      22,388       16,320      17,007
Sep-05      22,458       16,452      17,155
Oct-05      22,163       16,177      16,834
Nov-05      23,021       16,789      17,489
Dec-05      23,173       16,794      17,505
Jan-06      24,007       17,239      18,089
Feb-06      23,866       17,285      18,122
Mar-06      24,348       17,500      18,436
Apr-06      24,572       17,734      18,635
May-06      23,655       17,223      18,038
Jun-06      23,648       17,247      18,071
Jul-06      23,506       17,354      18,055
Aug-06      24,101       17,767      18,497
Sep-06      24,552       18,226      18,911
Oct-06      25,347       18,820      19,592
Nov-06      25,988       19,178      20,019
Dec-06      26,202       19,446      20,259

(1) Performance reflects ongoing expenses and assumes reinvestment of all dividends and capital gains. It also reflects ongoing fund expenses paid by the Portfolio's applicable Funds, which include the effects of expense reimbursement. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower. The Portfolio's performance between 1997 and 1999 benefited from the agreement of WM Advisors and its affiliates to limit the Portfolio's expenses.

(2) See glossary on page 14 for definitions of indices. Returns shown for the indices assume reinvestment of all dividends and distributions, and since-inception returns shown for the indices are calculated from 5/31/97. Indices are unmanaged, and individuals cannot invest directly in an index.

                                                           PORTFOLIO MANAGER
                                                           Asset Allocation Team
                                                           WM Advisors, Inc.

we expanded the Portfolio's exposure to emerging market stocks and believe that the Portfolio's core position can provide broader diversification going forward. However, in December, the underlying fund temporarily trimmed this allocation in preparation for fund mergers scheduled for January 2007.

The Portfolio's fixed-income allocation in high-yield bonds had a positive impact on performance, as the underlying fund achieved strong relative results.

Looking forward, we believe that the economy will continue to slow while inflation fears subside, subsequently leading the Federal Reserve to cut short-term interest rates. We anticipate that in 2007, these cuts will begin earlier and occur more often than the market expects. Lower interest rates should bring down bond yields and could support the expansion of equity price multiples. The Portfolio's asset class allocations are designed to take advantage of this soft landing scenario. However, we also feel that choppy market performance is apt to occur in reaction to mixed economic data.

In the near term, we are analyzing the Portfolio's six underlying equity funds that will be changing management as a result of the upcoming fund mergers. Given our asset allocation discipline, we are focused on proactively identifying and executing adjustments that might be necessary to keep allocations aligned with our targets and our outlook.

PORTFOLIO COMPOSITION (3)

                                     As of      As of
Asset Class                        12/31/06   12/31/05   Change
-----------                        --------   --------   ------
U.S. Large-Cap Growth Stocks          26%        23%       +3%
U.S. Large-Cap Value Stocks           19%        23%       -4%
U.S. Mid-Cap Growth Stocks            15%        11%       +4%
Non-U.S. Developed Market Stocks      13%        12%       +1%
U.S. Mid-Cap Value Stocks              6%         8%       -2%
REITs                                  6%         5%       +1%
U.S. Small-Cap Growth Stocks           4%         5%       -1%
U.S. Small-Cap Value Stocks            3%         3%        0%
Emerging Market Stocks                 1%         2%       -1%
Convertible Securities                 1%         1%        0%
High-Yield Corporate Bonds             3%         3%        0%
Cash Equivalents                       3%         4%       -1%

Note: For information about the underlying WM Funds of the VT SAM Portfolios, please see the WM Variable Trust annual report, which is available online.

(3) May not reflect the current portfolio composition.

Glossary

DEFINITIONS OF INDICES

CAPITAL MARKET BENCHMARK:

A benchmark intended to represent a relevant proxy for market and Portfolio performance. It is allocated as follows: VT Flexible Income Portfolio: 20% S&P 500 and 80% Lehman Brothers Aggregate Bond Index; VT Conservative Balanced
Portfolio: 40% S&P 500 and 60% Lehman Brothers Aggregate Bond Index; VT Balanced Portfolio:60% S&P 500 and 40% Lehman Brothers Aggregate Bond Index; and VT Conservative Growth Portfolio: 80% S&P 500 and 20% Lehman Brothers Aggregate Bond Index.

CITIGROUP BROAD INVESTMENT-GRADE BOND INDEX:

Measures the performance of bonds, including U.S. and non-U.S. corporate securities and non-U.S. sovereign and provincial securities. It includes institutionally traded U.S. Treasury, government-sponsored, mortgage, asset-backed, and investment-grade securities.

CITIGROUP MORTGAGE INDEX:

Represents the mortgage-backed securities component of Citigroup's Broad Investment-Grade Bond Index. It consists of 30- and 15-year agency-issued (GNMA, FNMA, and FHLMC) pass-through securities as well as FNMA and FHLMC balloon mortgages.

LEHMAN BROTHERS AGGREGATE BOND INDEX:

A broad-based index intended to represent the U.S. fixed-income market.

RUSSELL 3000(R) INDEX:

Measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

S&P 500:

A broad-based index intended to represent the U.S. equity market.

Expense Information

WM VARIABLE TRUST STRATEGIC ASSET MANAGEMENT PORTFOLIOS

As a shareholder of the VT Flexible Income Portfolio, VT Conservative Balanced Portfolio, VT Balanced Portfolio, VT Conservative Growth Portfolio or VT Strategic Growth Portfolio (collectively, the "Portfolios"), you incur ongoing costs, including management fees, distribution and/or service fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds. This example does not include expenses of Class 1 shares of various funds in the WM Group of Funds and Class I shares of the WM High Yield Fund (collectively, the "Underlying Funds") (see Notes to Financial Statements - note 1). An example including expenses of the Underlying Funds appears on the following page. Also note expenses shown below and on the following page do not account for fees, expenses, and charges of any variable insurance contract or retirement plan. If these fees had been reflected, expenses would have been higher.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2006, to December 31, 2006.

ACTUAL EXPENSES:

The first section of the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the third column under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES:

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on each Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses (rather than each Portfolio's actual rate of return). The hypothetical account values and expenses may not be used to estimate the actual ending balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as separate account expenses. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you compare the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, the cost shown would have been higher.

                                                     ACTUAL                            HYPOTHETICAL
                                                    EXPENSES                    (5% RETURN BEFORE EXPENSES)
                                       ----------------------------------   ----------------------------------
                                                                EXPENSES                             EXPENSES
                                       BEGINNING    ENDING    PAID DURING   BEGINNING    ENDING    PAID DURING
                                        ACCOUNT     ACCOUNT     PERIOD*      ACCOUNT     ACCOUNT     PERIOD*
                                         VALUE       VALUE      7/1/06-       VALUE       VALUE      7/1/06-     EXPENSE
                                         7/1/06    12/31/06     12/31/06      7/1/06    12/31/06     12/31/06     RATIO
                                       ---------   --------   -----------   ---------   --------   -----------   -------
VT Flexible Income Portfolio
Class 1 ............................     $1,000     $1,068       $1.46        $1,000     $1,024       $1.43       0.28%
Class 2 ............................      1,000      1,066        2.76         1,000      1,023        2.70       0.53%
VT Conservative Balanced Portfolio
Class 1 ............................     $1,000     $1,088       $1.63        $1,000     $1,024       $1.58       0.31%
Class 2 ............................      1,000      1,085        2.94         1,000      1,022        2.85       0.56%
VT Balanced Portfolio
Class 1 ............................     $1,000     $1,106       $1.43        $1,000     $1,024       $1.38       0.27%
Class 2 ............................      1,000      1,104        2.76         1,000      1,023        2.65       0.52%
VT Conservative Growth Portfolio
Class 1 ............................     $1,000     $1,122       $1.44        $1,000     $1,024       $1.38       0.27%
Class 2 ............................      1,000      1,119        2.78         1,000      1,023        2.65       0.52%
VT Strategic Growth Portfolio
Class 1 ............................     $1,000     $1,131       $1.50        $1,000     $1,024       $1.43       0.28%
Class 2 ............................      1,000      1,128        2.84         1,000      1,023        2.70       0.53%

* Expenses are equal to each Portfolio's annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184 days in the most recent fiscal half-year, divided by 365 days in the year (to reflect the one-half year period).

WM VARIABLE TRUST STRATEGIC ASSET MANAGEMENT PORTFOLIOS

The following table sets forth the estimated ongoing aggregate expenses of the Portfolios, including expenses of the Underlying Funds, based upon expenses shown in the table above for each Portfolio and corresponding expenses for each Underlying Fund's Class 1 shares or Class I shares. These estimates assume a constant allocation by each Portfolio of its assets among the Underlying Funds identical to the actual allocation of the Portfolio at December 31, 2006.
A Portfolio's actual expenses may be higher as a result of changes in the allocation of the Portfolio's assets among the Underlying Funds, the expenses of the Underlying Funds and/or the Portfolio's own expenses.

                                                     ACTUAL                            HYPOTHETICAL
                                                    EXPENSES                    (5% RETURN BEFORE EXPENSES)
                                       ----------------------------------   ----------------------------------
                                                               ESTIMATED                            ESTIMATED
                                                               AGGREGATE                            AGGREGATE
                                                                EXPENSES                             EXPENSES
                                       BEGINNING    ENDING    PAID DURING   BEGINNING    ENDING    PAID DURING   ESTIMATED
                                        ACCOUNT     ACCOUNT     PERIOD*      ACCOUNT     ACCOUNT     PERIOD*     AGGREGATE
                                         VALUE       VALUE      7/1/06-       VALUE       VALUE      7/1/06-       EXPENSE
                                         7/1/06    12/31/06     12/31/06      7/1/06    12/31/06     12/31/06      RATIO
                                       ---------   --------   -----------   ---------   --------   -----------   ----------
VT Flexible Income Portfolio
Class 1 ............................    $1,000      $1,068       $4.54        $1,000     $1,021       $4.43         0.87%
Class 2 ............................     1,000       1,066        5.83         1,000      1,020        5.70         1.12%
VT Conservative Balanced Portfolio
Class 1 ............................    $1,000      $1,088       $4.95        $1,000     $1,020       $4.79         0.94%
Class 2 ............................     1,000       1,085        6.25         1,000      1,019        6.06         1.19%
VT Balanced Portfolio
Class 1 ............................    $1,000      $1,106       $5.04        $1,000     $1,020       $4.84         0.95%
Class 2 ............................     1,000       1,104        6.36         1,000      1,019        6.11         1.20%
VT Conservative Growth Portfolio
Class 1 ............................    $1,000      $1,122       $5.46        $1,000     $1,020       $5.19         1.02%
Class 2 ............................     1,000       1,119        6.78         1,000      1,019        6.46         1.27%
VT Strategic Growth Portfolio
Class 1 ............................    $1,000      $1,131       $5.75        $1,000     $1,020       $5.45         1.07%
Class 2 ............................     1,000       1,128        7.08         1,000      1,019        6.72         1.32%

* Expenses are equal to each Portfolio's annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184 days in the most recent fiscal half-year, divided by 365 days in the year (to reflect the one-half year period).

Financial Statements:
Portfolios of Investments

VT FLEXIBLE INCOME PORTFOLIO

December 31, 2006

                                                                          VALUE
SHARES                                                                   (000S)
------                                                                  --------
INVESTMENT COMPANY SECURITIES -- 99.1%
   EQUITY FUNDS -- 25.2%
     442,423   WM VT Equity Income Fund .............................   $  8,579
     554,994   WM VT Growth & Income Fund ...........................     11,350
     923,910   WM VT Growth Fund ....................................     13,480
     308,381   WM VT Mid Cap Stock Fund .............................      5,468
      95,928   WM VT REIT Fund ......................................      1,978
     203,515   WM VT Small Cap Growth Fund+ .........................      2,104
     176,401   WM VT Small Cap Value Fund ...........................      2,180
     104,959   WM VT West Coast Equity Fund .........................      2,525
                                                                        --------
               Total Equity Funds
                  (Cost $30,969) ....................................     47,664
                                                                        --------
   FIXED-INCOME FUNDS -- 73.9%
   1,427,830   WM High Yield Fund ...................................     12,436
   4,423,594   WM VT Income Fund ....................................     46,713
   8,831,301   WM VT Short Term Income Fund .........................     22,255
   5,636,978   WM VT U.S. Government Securities Fund ................     58,681
                                                                        --------
               Total Fixed-Income Funds
                  (Cost $135,204) ...................................    140,085
                                                                        --------
               Total Investment Company Securities
                  (Cost $166,173) ...................................    187,749
                                                                        --------

  PRINCIPAL
   AMOUNT
   (000S)
  ---------
REPURCHASE AGREEMENT -- 1.0%
(Cost $1,927)
$      1,927   Agreement with Morgan Stanley, 4.750%
                  dated 12/29/2006, to be repurchased
                  at $1,928,000 on 01/03/2007
                  (collateralized by U.S. Treasury Bond,
                  3.625% due 04/15/2028, market value
                  $1,986,000) ...............................              1,927
                                                                -----   --------
TOTAL INVESTMENTS (Cost $168,100*) ..........................   100.1%   189,676
OTHER ASSETS (LIABILITIES) (NET) ............................    (0.1)      (123)
                                                                -----   --------
NET ASSETS ..................................................   100.0%  $189,553
                                                                =====   ========

----------
*    Aggregate cost for federal tax purposes is $169,332.

+    Non-income producing security.

VT CONSERVATIVE BALANCED PORTFOLIO

December 31, 2006

                                                                          VALUE
SHARES                                                                   (000S)
------                                                                  --------
INVESTMENT COMPANY SECURITIES -- 98.5%
   EQUITY FUNDS -- 44.6%
     355,930   WM VT Equity Income Fund .............................   $  6,902
     297,217   WM VT Growth & Income Fund ...........................      6,078
     514,764   WM VT Growth Fund ....................................      7,510
     237,056   WM VT International Growth Fund ......................      4,156
     150,437   WM VT Mid Cap Stock Fund .............................      2,667
      81,158   WM VT REIT Fund ......................................      1,673
      83,391   WM VT Small Cap Growth Fund+ .........................        862
      77,395   WM VT Small Cap Value Fund ...........................        957
     126,550   WM VT West Coast Equity Fund .........................      3,045
                                                                        --------
               Total Equity Funds
                  (Cost $24,359) ....................................     33,850
                                                                        --------
   FIXED-INCOME FUNDS -- 53.9%
     499,433   WM High Yield Fund....................................      4,350
   1,251,641   WM VT Income Fund ....................................     13,217
   1,630,858   WM VT Short Term Income Fund .........................      4,110
   1,851,130   WM VT U.S. Government Securities Fund ................     19,270
                                                                        --------
               Total Fixed-Income Funds
                  (Cost $40,240) ....................................     40,947
                                                                        --------
               Total Investment Company Securities
                  (Cost $64,599) ....................................     74,797
                                                                        --------

 PRINCIPAL
   AMOUNT
   (000S)
-----------
REPURCHASE AGREEMENT -- 1.4%
   (Cost $1,102)
$      1,102   Agreement with Morgan Stanley, 4.750% dated
                  12/29/2006, to be repurchased at $1,103,000
                  on 01/03/2007 (collateralized by U.S.
                  Treasury Bond, 3.625% due 04/15/2028,
                  market value $1,136,000)...................              1,102
                                                                        --------
TOTAL INVESTMENTS (Cost $65,701*) ...........................    99.9%    75,899
OTHER ASSETS (LIABILITIES) (NET) ............................     0.1         66
                                                                -----   --------
NET ASSETS ..................................................   100.0%  $ 75,965
                                                                =====   ========

----------
*    Aggregate cost for federal tax purposes is $66,700.

+    Non-income producing security.

                       See Notes to Financial Statements.

Portfolios of Investments

VT BALANCED PORTFOLIO

December 31, 2006

                                                                          VALUE
SHARES                                                                   (000S)
------                                                                  --------
INVESTMENT COMPANY SECURITIES -- 99.5%
   EQUITY FUNDS -- 66.6%
   4,587,979   WM VT Equity Income Fund .............................   $ 88,961
   4,334,030   WM VT Growth & Income Fund ...........................     88,631
   7,967,100   WM VT Growth Fund ....................................    116,240
   3,476,020   WM VT International Growth Fund ......................     60,935
   2,089,232   WM VT Mid Cap Stock Fund .............................     37,042
   1,112,143   WM VT REIT Fund ......................................     22,932
   1,343,417   WM VT Small Cap Growth Fund+ .........................     13,891
   1,193,805   WM VT Small Cap Value Fund ...........................     14,756
   1,819,754   WM VT West Coast Equity Fund .........................     43,783
                                                                        --------
               Total Equity Funds
                  (Cost $348,425) ...................................    487,171
                                                                        --------
   FIXED-INCOME FUNDS -- 32.9%
   3,820,680   WM High Yield Fund ...................................     33,278
   7,133,449   WM VT Income Fund ....................................     75,329
   2,878,170   WM VT Short Term Income Fund .........................      7,253
  12,007,961   WM VT U.S. Government Securities Fund ................    125,003
                                                                        --------
               Total Fixed-Income Funds
                  (Cost $228,055) ...................................    240,863
                                                                        --------
               Total Investment Company Securities
                  (Cost $576,480) ...................................    728,034
                                                                        --------

 PRINCIPAL
   AMOUNT
   (000S)
-----------
REPURCHASE AGREEMENT -- 0.4%
   (Cost $2,910)
$      2,910   Agreement with Morgan Stanley, 4.750% dated
                  12/29/2006, to be repurchased at $2,912,000
                  on 01/03/2007 (collateralized by U.S.
                  Treasury Bond, 3.625% due 04/15/2028,
                  market value $2,999,000) ..................              2,910
                                                                        --------
TOTAL INVESTMENTS (Cost $579,390*) ..........................   99.9%    730,944
OTHER ASSETS (LIABILITIES) (NET) ............................     0.1        452
                                                                -----   --------
NETASSETS ...................................................   100.0%  $731,396
                                                                =====   ========

----------
*    Aggregate cost for federal tax purposes is $592,223.

+    Non-income producing security.

VT CONSERVATIVE GROWTH PORTFOLIO

December 31, 2006

                                                                          VALUE
SHARES                                                                   (000S)
------                                                                  --------
INVESTMENT COMPANY SECURITIES -- 99.7%
   EQUITY FUNDS -- 86.1%
   3,395,910   WM VT Equity Income Fund .............................   $ 65,847
   3,198,057   WM VT Growth & Income Fund ...........................     65,400
   5,519,663   WM VT Growth Fund ....................................     80,532
   2,399,860   WM VT International Growth Fund ......................     42,070
   1,505,941   WM VT Mid Cap Stock Fund .............................     26,700
     817,370   WM VT REIT Fund ......................................     16,854
   1,054,894   WM VT Small Cap Growth Fund+ .........................     10,908
     939,388   WM VT Small Cap Value Fund ...........................     11,611
   1,331,568   WM VT West Coast Equity Fund .........................     32,037
                                                                        --------
               Total Equity Funds
                  (Cost $262,728) ...................................    351,959
                                                                        --------
FIXED-INCOME FUNDS -- 13.6%
   1,174,208   WM High Yield Fund ...................................     10,227
   1,486,627   WM VT Income Fund ....................................     15,699
   2,825,718   WM VT U.S. Government Securities Fund                      29,416
                                                                        --------
               Total-Fixed Income Funds
                  (Cost $51,399) ....................................     55,342
                                                                        --------
               Total Investment Company Securities
                  (Cost $314,127) ...................................    407,301
                                                                        --------

  PRINCIPAL
    AMOUNT
    (000S)
  ---------
REPURCHASE AGREEMENT -- 0.2%
   (Cost $921)
$       921    Agreement with Morgan Stanley, 4.750% dated
               12/29/2006, to be repurchased at $922,000 on
               01/03/2007 (collateralized by U.S. Treasury
               Bond, 3.625% due 04/15/2028, market value
               $949,000) ....................................                921
                                                                        --------
TOTAL INVESTMENTS (Cost $315,048*) ..........................   99.9%    408,222
OTHER ASSETS (LIABILITIES) (NET) ............................     0.1        416
                                                                -----   --------
NET ASSETS ..................................................   100.0%  $408,638
                                                                =====   ========

----------
*    Aggregate cost for federal tax purposes is $325,478.

+    Non-income producing security.

                       See Notes to Financial Statements.

Portfolio of Investments

VT STRATEGIC GROWTH PORTFOLIO

December 31, 2006

                                                                          VALUE
SHARES                                                                   (000S)
------                                                                  --------
INVESTMENT COMPANY SECURITIES -- 99.5%
   EQUITY FUNDS -- 95.5%
   1,912,486   WM VT Equity Income Fund .............................   $ 37,083
   1,794,010   WM VT Growth & Income Fund ...........................     36,687
   3,409,658   WM VT Growth Fund ....................................     49,747
   1,454,402   WM VT International Growth Fund ......................     25,496
     973,416   WM VT Mid Cap Stock Fund .............................     17,258
     438,644   WM VT REIT Fund ......................................      9,045
     589,485   WM VT Small Cap Growth Fund+ .........................      6,095
     525,060   WM VT Small Cap Value Fund ...........................      6,490
     796,328   WM VT West Coast Equity Fund .........................     19,160
                                                                        --------
               Total Equity Funds
                  (Cost $160,312) ...................................    207,061
                                                                        --------
FIXED-INCOME FUND -- 4.0%
   (Cost $7,864)
     993,897   WM High Yield Fund ...................................      8,657
                                                                        --------
               Total Investment Company Securities
                  (Cost $168,176) ...................................    215,718
                                                                        --------

 PRINCIPAL
   AMOUNT
   (000S)
-----------
REPURCHASE AGREEMENT -- 0.1%
   (Cost $171)
$       171    Agreement with Morgan Stanley, 4.750% dated
                  12/29/2006, to be repurchased at $171,000
                  on 01/03/2007 (collateralized by U.S.
                  Treasury Bond, 3.625% due 04/15/2028,
                  market value $176,000) ....................                171
                                                                        --------
TOTAL INVESTMENTS (Cost $168,347*) ..........................    99.6%   215,889
OTHER ASSETS (LIABILITIES) (NET) ............................     0.4        865
                                                                -----   --------
NET ASSETS ..................................................   100.0%  $216,754
                                                                =====   ========

----------
*    Aggregate cost for federal tax purposes is $173,194.

+    Non-income producing security.

                       See Notes to Financial Statements.

Statements of Assets and Liabilities

WM VARIABLE TRUST STRATEGIC ASSET MANAGEMENT PORTFOLIOS
December 31, 2006
(In thousands)

                                                        VT FLEXIBLE  VT CONSERVATIVE               VT CONSERVATIVE  VT STRATEGIC
                                                           INCOME        BALANCED     VT BALANCED       GROWTH         GROWTH
                                                          PORTFOLIO     PORTFOLIO      PORTFOLIO      PORTFOLIO       PORTFOLIO
                                                        -----------  ---------------  -----------  ---------------  ------------
ASSETS:
Investments, at cost .................................    $168,100       $65,701        $579,390       $315,048       $168,347
                                                          ========       =======        ========       ========       ========
Investments, at value ................................    $189,676       $75,899        $730,944       $408,222       $215,889
Dividends and/or interest receivable .................           1            --               1             --             --
Receivable for Portfolio shares sold .................         152           147             411            230            386
Receivable for investment securities sold ............          --            --             700            500            600
Prepaid expenses and other assets ....................           1             1               1              1             --
                                                          --------       -------        --------       --------       --------
   Total Assets ......................................     189,830        76,047         732,057        408,953        216,875
                                                          --------       -------        --------       --------       --------
LIABILITIES:
Payable for Portfolio shares redeemed ................         178            24             371            141             15
Investment advisory fee payable ......................          16             6              62             35             18
Administration fee payable ...........................          24            10              94             52             28
Distribution fees payable ............................          14             7              47             26             14
Accrued legal and audit fees .........................          26            26              27             26             26
Accrued printing and postage expenses ................          18             8              59             34             19
Accrued expenses and other payables ..................           1             1               1              1              1
                                                          --------       -------        --------       --------       --------
   Total Liabilities .................................         277            82             661            315            121
                                                          --------       -------        --------       --------       --------
NET ASSETS ...........................................    $189,553       $75,965        $731,396       $408,638       $216,754
                                                          ========       =======        ========       ========       ========
NET ASSETS CONSIST OF:
Undistributed net investment income ..................    $  8,157       $ 2,415        $ 17,470       $  6,427       $  2,492
Accumulated net realized gain/(loss) on investment
   transactions ......................................       1,421           (69)        (15,005)       (26,828)        (9,177)
Net unrealized appreciation of investments ...........      21,576        10,198         151,554         93,174         47,542
Paid-in capital ......................................     158,399        63,421         577,377        335,865        175,897
                                                          --------       -------        --------       --------       --------
   Total Net Assets ..................................    $189,553       $75,965        $731,396       $408,638       $216,754
                                                          ========       =======        ========       ========       ========
NET ASSETS:
Class 1 Shares .......................................    $126,456       $43,249        $507,193       $284,083       $146,789
                                                          ========       =======        ========       ========       ========
Class 2 Shares .......................................    $ 63,097       $32,716        $224,203       $124,555       $ 69,965
                                                          ========       =======        ========       ========       ========
SHARES OUTSTANDING:
Class 1 Shares .......................................       8,770         3,396          28,037         14,422          6,651
                                                          ========       =======        ========       ========       ========
Class 2 Shares .......................................       4,406         2,588          12,479          6,368          3,188
                                                          ========       =======        ========       ========       ========
CLASS 1 SHARES:*
Net asset value, offering and redemption price per
   share of beneficial interest outstanding ..........    $  14.42       $ 12.74        $  18.09       $  19.70       $  22.07
                                                          ========       =======        ========       ========       ========
CLASS 2 SHARES:*
Net asset value, offering and redemption price per
   share of beneficial interest outstanding ..........    $  14.32       $ 12.64        $  17.97       $  19.56       $  21.95
                                                          ========       =======        ========       ========       ========

----------
*    Net asset values are not shown in thousands.

                       See Notes to Financial Statements.

Statements of Operations

WM VARIABLE TRUST STRATEGIC ASSET MANAGEMENT PORTFOLIOS
For the Year Ended December 31, 2006
(In thousands)

                                                        VT FLEXIBLE  VT CONSERVATIVE               VT CONSERVATIVE  VT STRATEGIC
                                                           INCOME        BALANCED     VT BALANCED       GROWTH          GROWTH
                                                         PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO       PORTFOLIO
                                                        -----------  ---------------  -----------  ---------------  ------------
INVESTMENT INCOME:
Dividends from investment company securities .........    $ 8,757         $2,651        $18,763        $ 7,004         $ 2,770
Interest .............................................         31             22            180             33              32
                                                          -------         ------        -------        -------         -------
   Total investment income ...........................      8,788          2,673         18,943          7,037           2,802
                                                          -------         ------        -------        -------         -------
EXPENSES:
Investment advisory fee ..............................        205             75            712            397             202
Administration fee ...................................        308            113          1,067            595             302
Class 2 Shares distribution fees .....................        178             80            538            275             147
Custodian fee ........................................          3              2              2              3               2
Legal and audit fees .................................         26             24             32             28              26
Registration and filing fees .........................         18             17             25             19              18
Trustees'fees ........................................          4              1             13              7               4
Printing and postage expenses ........................         21             12             68             40              24
Other ................................................          7              5             16             11               7
                                                          -------         ------        -------        -------         -------
   Total expenses ....................................        770            329          2,473          1,375             732
Fees reduced by custodian credits ....................        --*            --*            --*            --*             --*
                                                          -------         ------        -------        -------         -------
   Net expenses ......................................        770            329          2,473          1,375             732
                                                          -------         ------        -------        -------         -------
NET INVESTMENT INCOME ................................      8,018          2,344         16,470          5,662           2,070
                                                          -------         ------        -------        -------         -------
NET REALIZED AND UNREALIZED
   GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on investment transactions ..        706           (148)        (1,069)         1,847             384
Capital gain distributions received from investment
   company securities ................................      1,815          1,006         13,068          9,355           5,255
Net change in unrealized appreciation/depreciation of
   investments .......................................      2,559          3,013         42,134         28,620          17,187
                                                          -------         ------        -------        -------         -------
Net realized and unrealized gain on investments ......      5,080          3,871         54,133         39,822          22,826
                                                          -------         ------        -------        -------         -------
NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS .........................    $13,098         $6,215        $70,603        $45,484         $24,896
                                                          =======         ======        =======        =======         =======

----------
*    Amount represents less than $500.

                       See Notes to Financial Statements.

Statements of Changes in Net Assets

WM VARIABLE TRUST STRATEGIC ASSET MANAGEMENT PORTFOLIOS

(In thousands)

                                                         VT FLEXIBLE            VT CONSERVATIVE
                                                      INCOME PORTFOLIO         BALANCED PORTFOLIO      VT BALANCED PORTFOLIO
                                                  -----------------------   -----------------------   -----------------------
                                                  YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                   12/31/06     12/31/05     12/31/06     12/31/05     12/31/06     12/31/05
                                                  ----------   ----------   ----------   ----------   ----------   ----------
Net investment income .........................    $  8,018     $  8,050     $ 2,344      $ 1,929      $ 16,470     $ 13,960
Net realized gain/(loss) on investment
   transactions ...............................         706         (438)       (148)        (107)       (1,069)       1,400
Capital gain distributions received ...........       1,815          639       1,006          259        13,068        4,091
Net change in unrealized appreciation/
   depreciation of investments ................       2,559       (1,105)      3,013          926        42,134       17,751
                                                   --------     --------     -------      -------      --------     --------
Net increase in net assets resulting
   from operations ............................      13,098        7,146       6,215        3,007        70,603       37,202
Distributions to shareholders from:
   Net investment income:
      Class 1 Shares ..........................      (5,441)      (4,878)     (1,175)        (980)      (10,811)      (8,714)
      Class 2 Shares ..........................      (2,747)      (2,294)       (815)        (534)       (4,176)      (3,132)
   Net realized gains on investments:
      Class 1 Shares ..........................         (76)        (186)       (117)          --            --           --
      Class 2 Shares ..........................         (41)         (93)        (88)          --            --           --
   Net increase/(decrease) in net assets from
      Portfolio share transactions:
      Class 1 Shares ..........................     (20,124)      (5,428)     (2,894)       2,467         6,161      (22,572)
      Class 2 Shares ..........................     (17,970)      11,780       1,037        8,539         8,901       26,056
                                                   --------     --------     -------      -------      --------     --------
Net increase in net assets ....................     (33,301)       6,047       2,163       12,499        70,678       28,840
NET ASSETS:
Beginning of year .............................     222,854      216,807      73,802       61,303       660,718      631,878
                                                   --------     --------     -------      -------      --------     --------
End of year ...................................    $189,553     $222,854     $75,965      $73,802      $731,396     $660,718
                                                   ========     ========     =======      =======      ========     ========
Undistributed net investment income
   at end of year .............................    $  8,157     $  8,185     $ 2,415      $ 1,989      $ 17,470     $ 14,964
                                                   ========     ========     =======      =======      ========     ========
TAX CHARACTER OF DISTRIBUTIONS PAID:
Ordinary income ...............................    $  8,247     $  7,173     $ 2,009      $ 1,514      $ 14,987     $ 11,846
Long-term capital gains .......................          58          278         186           --            --           --
                                                   --------     --------     -------      -------      --------     --------
   Total ......................................    $  8,305     $  7,451     $ 2,195      $ 1,514      $ 14,987     $ 11,846
                                                   ========     ========     =======      =======      ========     ========

                       See Notes to Financial Statements.

                                                      VT CONSERVATIVE             VT STRATEGIC
                                                      GROWTH PORTFOLIO          GROWTH PORTFOLIO
                                                  -----------------------   -----------------------
                                                  YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                   12/31/06     12/31/05     12/31/06     12/31/05
                                                  ----------   ----------   ----------   ----------
Net investment income .........................    $  5,662     $  5,298     $  2,070     $  1,633
Net realized gain/(loss) on investment
   transactions ...............................       1,847       (9,831)         384       (1,690)
Capital gain distributions received ...........       9,355        3,091        5,255        1,761
Net change in unrealized appreciation/
   depreciation of investments ................      28,620       26,819       17,187       11,390
                                                   --------     --------     --------     --------
Net increase in net assets resulting
   from operations ............................      45,484       25,377       24,896       13,094
Distributions to shareholders from:
   Net investment income:
      Class 1 Shares ..........................      (4,557)      (3,689)      (1,524)        (868)
      Class 2 Shares ..........................      (1,537)        (914)        (523)        (207)
   Net realized gains on investments:
      Class 1 Shares ..........................          --           --           --           --
      Class 2 Shares ..........................          --           --           --           --
   Net increase/(decrease) in net assets from
      Portfolio share transactions:
      Class 1 Shares ..........................     (37,408)     (26,037)      (6,181)      (2,087)
      Class 2 Shares ..........................      18,616       15,889       14,707       11,249
                                                   --------     --------     --------     --------
Net increase in net assets ....................      20,598       10,626       31,375       21,181
NET ASSETS:
Beginning of year .............................     388,040      377,414      185,379      164,198
                                                   --------     --------     --------     --------
End of year ...................................    $408,638     $388,040     $216,754     $185,379
                                                   ========     ========     ========     ========
Undistributed net investment income
   at end of year .............................    $  6,427     $  6,081     $  2,492     $  2,044
                                                   ========     ========     ========     ========
TAX CHARACTER OF DISTRIBUTIONS PAID:
Ordinary income ...............................    $  6,094     $  4,603     $  2,047     $  1,075
Long-term capital gains .......................          --           --           --           --
                                                   --------     --------     --------     --------
   Total ......................................    $  6,094     $  4,603     $  2,047     $  1,075
                                                   ========     ========     ========     ========

                       See Notes to Financial Statements.

Statements of Changes in Net Assets -- Capital Stock Activity

WM VARIABLE TRUST STRATEGIC ASSET MANAGEMENT PORTFOLIOS

(In thousands)

VT FLEXIBLE INCOME PORTFOLIO

                                                  ISSUED AS
                                                 REINVESTMENT                          NET INCREASE/
                                  SOLD           OF DIVIDENDS        REDEEMED            (DECREASE)
                            ----------------   ---------------   -----------------   -----------------
                             AMOUNT   SHARES   AMOUNT   SHARES    AMOUNT    SHARES    AMOUNT    SHARES
                            -------   ------   ------   ------   --------   ------   --------   ------
YEAR ENDED 12/31/06:
   Class 1 Shares .......   $ 8,512      604   $5,517     409    $(34,153)  (2,428)  $(20,124)  (1,415)
   Class 2 Shares .......     3,941      281    2,788     208     (24,699)  (1,768)   (17,970)  (1,279)

YEAR ENDED 12/31/05:
   Class 1 Shares .......   $12,734      911   $5,064     367    $(23,226)  (1,664)  $ (5,428)    (386)
   Class 2 Shares .......    17,886    1,289    2,387     174      (8,493)    (611)    11,780      852

VT CONSERVATIVE BALANCED PORTFOLIO

                                                  ISSUED AS
                                                 REINVESTMENT                          NET INCREASE/
                                  SOLD           OF DIVIDENDS        REDEEMED            (DECREASE)
                            ----------------   ---------------   -----------------   -----------------
                             AMOUNT   SHARES   AMOUNT   SHARES    AMOUNT    SHARES    AMOUNT    SHARES
                            -------   ------   ------   ------   --------   ------   --------   ------
YEAR ENDED 12/31/06:
   Class 1 Shares .......   $ 6,380     521    $1,292     110    $(10,566)   (866)    $(2,894)   (235)
   Class 2 Shares .......     7,523     618       903      77      (7,389)   (609)      1,037      86

YEAR ENDED 12/31/05:
   Class 1 Shares .......   $ 9,437     799    $  980      84    $ (7,950)   (674)    $ 2,467     209
   Class 2 Shares .......    11,296     963       534      46      (3,291)   (280)      8,539     729

VT BALANCED PORTFOLIO

                                                  ISSUED AS
                                                 REINVESTMENT                           NET INCREASE/
                                  SOLD           OF DIVIDENDS         REDEEMED            (DECREASE)
                            ----------------   ----------------   -----------------   -----------------
                             AMOUNT   SHARES    AMOUNT   SHARES    AMOUNT    SHARES    AMOUNT    SHARES
                            -------   ------   -------   ------   --------   ------   --------   ------
YEAR ENDED 12/31/06:
   Class 1 Shares .......   $78,952    4,580   $10,811     660    $(83,602)  (4,861)  $  6,161      379
   Class 2 Shares .......    31,517    1,858     4,176     256     (26,792)  (1,570)     8,901      544

YEAR ENDED 12/31/05:
   Class 1 Shares .......   $29,514    1,831   $ 8,714     546    $(60,800)  (3,774)  $(22,572)  (1,397)
   Class 2 Shares .......    39,460    2,461     3,132     197     (16,536)  (1,032)    26,056    1,626

                       See Notes to Financial Statements.

WM VARIABLE TRUST STRATEGIC ASSET MANAGEMENT PORTFOLIOS

(In thousands)

VT CONSERVATIVE GROWTH PORTFOLIO

                                                  ISSUED AS
                                                 REINVESTMENT                          NET INCREASE/
                                  SOLD           OF DIVIDENDS        REDEEMED            (DECREASE)
                            ----------------   ---------------   -----------------   -----------------
                             AMOUNT   SHARES   AMOUNT   SHARES    AMOUNT    SHARES    AMOUNT    SHARES
                            -------   ------   ------   ------   --------   ------   --------   ------
YEAR ENDED 12/31/06:
   Class 1 Shares .......   $17,041      923   $4,557     260    $(59,006)  (3,201)  $(37,408)  (2,018)
   Class 2 Shares .......    29,855    1,634    1,537      88     (12,776)    (693)    18,616    1,029

YEAR ENDED 12/31/05:
   Class 1 Shares .......   $16,106      947   $3,689     219    $(45,832)  (2,698)  $(26,037)  (1,532)
   Class 2 Shares .......    23,764    1,410      914      54      (8,789)    (521)    15,889      943

VT STRATEGIC GROWTH PORTFOLIO

                                                  ISSUED AS
                                                 REINVESTMENT                          NET INCREASE/
                                  SOLD           OF DIVIDENDS        REDEEMED            (DECREASE)
                            ----------------   ---------------   -----------------   -----------------
                             AMOUNT   SHARES   AMOUNT   SHARES    AMOUNT    SHARES    AMOUNT    SHARES
                            -------   ------   ------   ------   --------   ------   --------   ------
YEAR ENDED 12/31/06:
   Class 1 Shares .......   $19,197     936    $1,524     78     $(26,902)  (1,302)  $ (6,181)   (288)
   Class 2 Shares .......    20,332     997       523     26       (6,148)    (300)    14,707     723

YEAR ENDED 12/31/05:
   Class 1 Shares .......   $18,421     989    $  868     47     $(21,376)  (1,147)  $ (2,087)   (111)
   Class 2 Shares .......    16,216     876       207     11       (5,174)    (279)    11,249     608

                       See Notes to Financial Statements.

Financial Highlights

VT FLEXIBLE INCOME PORTFOLIO

For a Portfolio share outstanding throughout each period.

                               INCOME FROM INVESTMENT OPERATIONS                 LESS DISTRIBUTIONS
                             -------------------------------------   ------------------------------------------

                                              NET
                                           REALIZED
                    NET                       AND
                   ASSET                  UNREALIZED                 DIVIDENDS    DISTRIBUTIONS
                   VALUE        NET       GAIN/(LOSS)   TOTAL FROM    FROM NET      FROM NET
                 BEGINNING   INVESTMENT       ON        INVESTMENT   INVESTMENT     REALIZED          TOTAL
                 OF PERIOD     INCOME     INVESTMENTS   OPERATIONS   INCOME(1)    CAPITAL GAINS   DISTRIBUTIONS
                 ---------   ----------   -----------   ----------   ----------   -------------   -------------
CLASS 1 SHARES
Year Ended:
12/31/06           $14.08     $0.56(5)      $ 0.36        $0.92        $(0.57)       $(0.01)         $(0.58)
12/31/05            14.10      0.52(5)       (0.05)        0.47         (0.47)        (0.02)          (0.49)
12/31/04            13.71      0.51(5)        0.35         0.86         (0.47)           --           (0.47)
12/31/03            12.41      0.56(5)        1.08         1.64         (0.34)           --           (0.34)
12/31/02            12.23      0.41(5)       (0.15)        0.26         (0.08)           --           (0.08)

CLASS 2 SHARES
Year Ended:
12/31/06           $13.98     $0.53(5)      $ 0.36        $0.89        $(0.54)       $(0.01)         $(0.55)
12/31/05            14.02      0.49(5)       (0.07)        0.42         (0.44)        (0.02)          (0.46)
12/31/04            13.65      0.47(5)        0.36         0.83         (0.46)           --           (0.46)
12/31/03            12.38      0.53(5)        1.07         1.60         (0.33)           --           (0.33)
12/31/02            12.23      0.38(5)       (0.15)        0.23         (0.08)           --           (0.08)

                                            RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                   ---------------------------------------------------------------
                                                RATIO OF      RATIO OF
                                                EXPENSES      EXPENSES
                                               TO AVERAGE    TO AVERAGE      RATIO OF
                  NET                 NET      NET ASSETS    NET ASSETS        NET
                 ASSET               ASSETS      BEFORE         AFTER       INVESTMENT
                 VALUE    TOTAL      END OF    REIMBURSE-    REIMBURSE-     INCOME TO    PORTFOLIO
                 END OF   RETURN     PERIOD      MENTS/        MENTS/        AVERAGE     TURNOVER
                 PERIOD    (2)     (IN 000S)   WAIVERS(3)   WAIVERS(3)(4)   NET ASSETS     RATE
                 ------   ------   ---------   ----------   -------------   ----------   ---------
CLASS 1 SHARES
Year Ended:
12/31/06         $14.42    6.84%    $126,456      0.29%         0.29%          3.99%         6%
12/31/05          14.08    3.41      143,367      0.30          0.30           3.74          5
12/31/04          14.10    6.47      149,055      0.28          0.28           3.67          5
12/31/03          13.71   13.30      143,283      0.30          0.30           4.33          4
12/31/02          12.41    2.14      125,992      0.30          0.30           3.37          9

CLASS 2 SHARES
Year Ended:
12/31/06         $14.32    6.61%    $ 63,097      0.54%         0.54%          3.74%         6%
12/31/05          13.98    3.09       79,487      0.55          0.55           3.49          5
12/31/04          14.02    6.24       67,752      0.53          0.53           3.42          5
12/31/03          13.65   13.02       34,501      0.55          0.55           4.08          4
12/31/02          12.38    1.89        9,416      0.55          0.55           3.12          9

(1) Includes dividends paid from the short-term portion of capital gain distributions received from the Underlying Funds.

(2) Total return is not annualized for periods of less than one year and does not reflect any applicable sales charges. The total return would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.

(3) The Portfolio also will indirectly bear its prorated share of expenses of the Underlying Funds. Such expenses are excluded from the expense ratio.

(4) Ratio of operating expenses to average net assets includes expenses paid indirectly.

(5) Per share numbers have been calculated using the average shares method.

                       See Notes to Financial Statements.

Financial Highlights

VT CONSERVATIVE BALANCED PORTFOLIO

For a Portfolio share outstanding throughout each period.

                           INCOME/(LOSS) FROM INVESTMENT OPERATIONS                LESS DISTRIBUTIONS
                           ----------------------------------------     ------------------------------------------

                                              NET
                                           REALIZED
                    NET                       AND
                   ASSET                  UNREALIZED                    DIVIDENDS    DISTRIBUTIONS
                   VALUE        NET       GAIN/(LOSS)   TOTAL FROM       FROM NET      FROM NET
                 BEGINNING   INVESTMENT       ON        INVESTMENT      INVESTMENT     REALIZED          TOTAL
                 OF PERIOD     INCOME     INVESTMENTS   OPERATIONS      INCOME(1)    CAPITAL GAINS   DISTRIBUTIONS
                 ---------   ----------   -----------   ----------      ----------   -------------   -------------
CLASS 1 SHARES
Year Ended:
12/31/06           $12.07     $0.39(5)      $ 0.64        $ 1.03          $(0.33)       $(0.03)         $(0.36)
12/31/05            11.82      0.35(5)        0.18          0.53           (0.28)           --           (0.28)
12/31/04            11.15      0.34(5)        0.56          0.90           (0.23)           --           (0.23)
12/31/03             9.73      0.36(5)        1.29          1.65           (0.23)           --           (0.23)
12/31/02            10.04      0.31(5)       (0.54)        (0.23)          (0.07)        (0.01)          (0.08)

CLASS 2 SHARES
Year Ended:
12/31/06           $11.98     $0.36(5)      $ 0.64        $ 1.00          $(0.31)       $(0.03)         $(0.34)
12/31/05            11.75      0.32(5)        0.17          0.49           (0.26)           --           (0.26)
12/31/04            11.11      0.31(5)        0.55          0.86           (0.22)           --           (0.22)
12/31/03             9.71      0.33(5)        1.29          1.62           (0.22)           --           (0.22)
12/31/02            10.04      0.29(5)       (0.54)        (0.25)          (0.07)        (0.01)          (0.08)

                                            RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                   ---------------------------------------------------------------
                                                RATIO OF      RATIO OF
                                                EXPENSES      EXPENSES
                                               TO AVERAGE    TO AVERAGE      RATIO OF
                  NET                 NET      NET ASSETS    NET ASSETS        NET
                 ASSET               ASSETS      BEFORE         AFTER       INVESTMENT
                 VALUE    TOTAL      END OF    REIMBURSE-    REIMBURSE-     INCOME TO    PORTFOLIO
                 END OF   RETURN     PERIOD      MENTS/        MENTS/        AVERAGE     TURNOVER
                 PERIOD    (2)     (IN 000S)   WAIVERS(3)   WAIVERS(3)(4)   NET ASSETS     RATE
                 ------   ------   ---------   ----------   -------------   ----------   ---------
CLASS 1 SHARES
Year Ended:
12/31/06         $12.74    8.83%    $43,249       0.33%          0.33%         3.22%        11%
12/31/05          12.07    4.59      43,818       0.38           0.38          3.00          4
12/31/04          11.82    8.21      40,458       0.33           0.33          3.02          1
12/31/03          11.15   17.09      31,600       0.36           0.31          3.48          6
12/31/02           9.73   (2.26)     20,759       0.41           0.30          3.20          9

CLASS 2 SHARES
Year Ended:
12/31/06         $12.64    8.50%    $32,716       0.58%          0.58%         2.97%        11%
12/31/05          11.98    4.37      29,984       0.63           0.63          2.75          4
12/31/04          11.75    7.88      20,845       0.58           0.58          2.77          1
12/31/03          11.11   16.83       9,128       0.61           0.56          3.23          6
12/31/02           9.71   (2.47)      2,244       0.66           0.55          2.95          9

(1) Includes dividends paid from the short-term portion of capital gain distributions received from the Underlying Funds.

(2) Total return is not annualized for periods of less than one year and does not reflect any applicable sales charges. The total return would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.

(3) The Portfolio also will indirectly bear its prorated share of expenses of the Underlying Funds. Such expenses are excluded from the expense ratio.

(4) Ratio of operating expenses to average net assets includes expenses paid indirectly.

(5)  Per share numbers have been calculated using the average shares method.

                      See Notes to Financial Statements.

Financial Highlights

VT BALANCED PORTFOLIO

For a Portfolio share outstanding throughout each period.

                                       INCOME/(LOSS) FROM
                                     INVESTMENT OPERATIONS                       LESS DISTRIBUTIONS
                             -------------------------------------   ------------------------------------------

                                              NET
                                            REALIZED
                    NET                       AND
                   ASSET                   UNREALIZED                 DIVIDENDS   DISTRIBUTIONS
                   VALUE         NET      GAIN/(LOSS)   TOTAL FROM    FROM NET       FROM NET
                 BEGINNING   INVESTMENT        ON       INVESTMENT   INVESTMENT      REALIZED         TOTAL
                 OF PERIOD     INCOME     INVESTMENTS   OPERATIONS    INCOME(1)   CAPITAL GAINS   DISTRIBUTIONS
                 ---------   ----------   -----------   ----------   ----------   -------------   -------------
CLASS 1 SHARES
Year Ended:
12/31/06           $16.72     $0.41(5)      $ 1.33        $ 1.74       $(0.37)         $--           $(0.37)
12/31/05            16.08      0.36(5)        0.59          0.95        (0.31)          --            (0.31)
12/31/04            14.88      0.32(5)        1.16          1.48        (0.28)          --            (0.28)
12/31/03            12.42      0.33(5)        2.46          2.79        (0.33)          --            (0.33)
12/31/02            13.91      0.32(5)       (1.53)        (1.21)       (0.28)          --            (0.28)

CLASS 2 SHARES
Year Ended:
12/31/06           $16.61     $0.37(5)      $ 1.32        $ 1.69       $(0.33)         $--           $(0.33)
12/31/05            15.99      0.32(5)        0.58          0.90        (0.28)          --            (0.28)
12/31/04            14.82      0.28(5)        1.16          1.44        (0.27)          --            (0.27)
12/31/03            12.39      0.30(5)        2.45          2.75        (0.32)          --            (0.32)
12/31/02            13.91      0.29(5)       (1.53)        (1.24)       (0.28)          --            (0.28)

                                                               RATIOS TO AVERAGE
                                                          NET ASSETS/SUPPLEMENTAL DATA
                                      -------------------------------------------------------------------
                                                       RATIO OF       RATIO OF
                                                       EXPENSES       EXPENSES
                                                      TO AVERAGE     TO AVERAGE     RATIO OF
                   NET                                NET ASSETS     NET ASSETS        NET
                  ASSET                                 BEFORE         AFTER       INVESTMENT
                  VALUE                 NET ASSETS    REIMBURSE-     REIMBURSE-     INCOME TO   PORTFOLIO
                 END OF     TOTAL     END OF PERIOD     MENTS/         MENTS/        AVERAGE     TURNOVER
                 PERIOD   RETURN(2)     (IN 000S)     WAIVERS(3)   WAIVERS(3)(4)   NET ASSETS      RATE
                 ------   ---------   -------------   ----------   -------------   ----------   ---------
CLASS 1 SHARES
Year Ended:
12/31/06         $18.09     10.61%       $507,193        0.27%         0.27%          2.39%        11%
12/31/05          16.72      6.01         462,438        0.28          0.28           2.26          4
12/31/04          16.08     10.12         467,076        0.28          0.28           2.13          4
12/31/03          14.88     22.74         419,273        0.29          0.29           2.50          7
12/31/02          12.42     (8.78)        334,605        0.29          0.29           2.52         22

CLASS 2 SHARES
Year Ended:
12/31/06         $17.97     10.38%       $224,203        0.52%         0.52%          2.14%        11%
12/31/05          16.61      5.72         198,280        0.53          0.53           2.01          4
12/31/04          15.99      9.83         164,802        0.53          0.53           1.88          4
12/31/03          14.82     22.46          91,631        0.54          0.54           2.25          7
12/31/02          12.39     (9.00)         31,335        0.54          0.54           2.27         22

(1) Includes dividends paid from the short-term portion of capital gain distributions received from the Underlying Funds.

(2) Total return is not annualized for periods of less than one year and does not reflect any applicable sales charges. The total return would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.

(3) The Portfolio also will indirectly bear its prorated share of expenses of the Underlying Funds. Such expenses are excluded from the expense ratio.

(4) Ratio of operating expenses to average net assets includes expenses paid indirectly.

(5)  Per share numbers have been calculated using the average shares method.

                       See Notes to Financial Statements.

Financial Highlights

VT CONSERVATIVE GROWTH PORTFOLIO

For a Portfolio share outstanding throughout each period.

                                       INCOME/(LOSS) FROM
                                     INVESTMENT OPERATIONS                       LESS DISTRIBUTIONS
                             -------------------------------------   ------------------------------------------

                                              NET
                                            REALIZED
                    NET                       AND
                   ASSET                   UNREALIZED                 DIVIDENDS   DISTRIBUTIONS
                   VALUE         NET      GAIN/(LOSS)   TOTAL FROM    FROM NET       FROM NET
                 BEGINNING   INVESTMENT        ON       INVESTMENT   INVESTMENT      REALIZED         TOTAL
                 OF PERIOD     INCOME     INVESTMENTS   OPERATIONS    INCOME(1)   CAPITAL GAINS   DISTRIBUTIONS
                 ---------   ----------   -----------   ----------   ----------   -------------   -------------
CLASS 1 SHARES
Year Ended:
12/31/06           $17.85     $0.28(5)      $ 1.86        $ 2.14       $(0.29)       $   --          $(0.29)
12/31/05            16.89      0.25(5)        0.93          1.18        (0.22)           --           (0.22)
12/31/04            15.32      0.21(5)        1.58          1.79        (0.22)           --           (0.22)
12/31/03            12.16      0.23(5)        3.23          3.46        (0.30)           --           (0.30)
12/31/02            14.87      0.23(5)       (2.51)        (2.28)       (0.41)        (0.02)          (0.43)

CLASS 2 SHARES
Year Ended:
12/31/06           $17.73     $0.23(5)      $ 1.86        $ 2.09       $(0.26)       $   --          $(0.26)
12/31/05            16.80      0.21(5)        0.91          1.12        (0.19)           --           (0.19)
12/31/04            15.25      0.17(5)        1.58          1.75        (0.20)           --           (0.20)
12/31/03            12.13      0.20(5)        3.20          3.40        (0.28)           --           (0.28)
12/31/02            14.87      0.19(5)       (2.50)        (2.31)       (0.41)        (0.02)          (0.43)

                                                               RATIOS TO AVERAGE
                                                          NET ASSETS/SUPPLEMENTAL DATA
                                      -------------------------------------------------------------------
                                                       RATIO OF       RATIO OF
                                                       EXPENSES       EXPENSES
                                                      TO AVERAGE     TO AVERAGE     RATIO OF
                   NET                                NET ASSETS     NET ASSETS        NET
                  ASSET                                 BEFORE         AFTER       INVESTMENT
                  VALUE                 NET ASSETS    REIMBURSE-     REIMBURSE-     INCOME TO   PORTFOLIO
                 END OF     TOTAL     END OF PERIOD     MENTS/         MENTS/        AVERAGE     TURNOVER
                 PERIOD   RETURN(2)     (IN 000S)     WAIVERS(3)   WAIVERS(3)(4)   NET ASSETS      RATE
                 ------   ---------   -------------   ----------   -------------   ----------   ---------
CLASS 1 SHARES
Year Ended:
12/31/06         $19.70     12.20%       $284,083        0.28%         0.28%          1.50%         8%
12/31/05          17.85      7.04         293,378        0.29          0.29           1.47          9
12/31/04          16.89     11.78         303,584        0.28          0.28           1.36         10
12/31/03          15.32     28.74         284,165        0.30          0.30           1.75         11
12/31/02          12.16    (15.52)        229,564        0.29          0.29           1.77         19

CLASS 2 SHARES
Year Ended:
12/31/06         $19.56     11.95%       $124,555        0.53%         0.53%          1.25%         8%
12/31/05          17.73      6.71          94,662        0.54          0.54           1.22          9
12/31/04          16.80     11.58          73,830        0.53          0.53           1.11         10
12/31/03          15.25     28.36          40,576        0.55          0.55           1.50         11
12/31/02          12.13    (15.72)         14,610        0.54          0.54           1.52         19

(1) Includes dividends paid from the short-term portion of capital gain distributions received from the Underlying Funds.

(2) Total return is not annualized for periods of less than one year and does not reflect any applicable sales charges. The total return would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.

(3) The Portfolio also will indirectly bear its prorated share of expenses of the Underlying Funds. Such expenses are excluded from the expense ratio.

(4) Ratio of operating expenses to average net assets includes expenses paid indirectly.

(5)  Per share numbers have been calculated using the average shares method.

                       See Notes to Financial Statements.

Financial Highlights

VT STRATEGIC GROWTH PORTFOLIO

For a Portfolio share outstanding throughout each period.

                                       INCOME/(LOSS) FROM
                                     INVESTMENT OPERATIONS                       LESS DISTRIBUTIONS
                             -------------------------------------   ------------------------------------------

                                              NET
                                            REALIZED
                    NET                       AND
                   ASSET                   UNREALIZED                 DIVIDENDS   DISTRIBUTIONS
                   VALUE         NET      GAIN/(LOSS)   TOTAL FROM    FROM NET       FROM NET
                 BEGINNING   INVESTMENT        ON       INVESTMENT   INVESTMENT      REALIZED         TOTAL
                 OF PERIOD     INCOME     INVESTMENTS   OPERATIONS    INCOME(1)   CAPITAL GAINS   DISTRIBUTIONS
                 ---------   ----------   -----------   ----------   ----------   -------------   -------------
CLASS 1 SHARES
Year Ended:
12/31/06           $19.74     $0.23(5)      $ 2.32        $ 2.55       $(0.22)       $   --          $(0.22)
12/31/05            18.45      0.19(5)        1.22          1.41        (0.12)           --           (0.12)
12/31/04            16.46      0.14(5)        1.96          2.10        (0.11)           --           (0.11)
12/31/03            12.55      0.14(5)        3.98          4.12        (0.21)           --           (0.21)
12/31/02            16.45      0.15(5)       (3.47)        (3.32)       (0.54)        (0.04)          (0.58)

CLASS 2 SHARES
Year Ended:
12/31/06           $19.64     $0.17(5)      $ 2.32        $ 2.49       $(0.18)       $   --          $(0.18)
12/31/05            18.38      0.14(5)        1.22          1.36        (0.10)           --           (0.10)
12/31/04            16.42      0.09(5)        1.97          2.06        (0.10)           --           (0.10)
12/31/03            12.54      0.10(5)        3.98          4.08        (0.20)           --           (0.20)
12/31/02            16.45      0.11(5)       (3.44)        (3.33)       (0.54)        (0.04)          (0.58)

                                                               RATIOS TO AVERAGE
                                                          NET ASSETS/SUPPLEMENTAL DATA
                                      -------------------------------------------------------------------
                                                       RATIO OF       RATIO OF
                                                       EXPENSES       EXPENSES
                                                      TO AVERAGE     TO AVERAGE     RATIO OF
                   NET                                NET ASSETS     NET ASSETS        NET
                  ASSET                                 BEFORE         AFTER       INVESTMENT
                  VALUE                 NET ASSETS    REIMBURSE-     REIMBURSE-     INCOME TO   PORTFOLIO
                 END OF     TOTAL     END OF PERIOD     MENTS/         MENTS/        AVERAGE     TURNOVER
                 PERIOD   RETURN(2)     (IN 000S)     WAIVERS(3)   WAIVERS(3)(4)   NET ASSETS      RATE
                 ------   ---------   -------------   ----------   -------------   ----------   ---------
CLASS 1 SHARES
Year Ended:
12/31/06         $22.07     13.06%       $146,789        0.29%         0.29%          1.10%         7%
12/31/05          19.74      7.71         136,966        0.31          0.31           1.01          9
12/31/04          18.45     12.83         130,069        0.29          0.29           0.80          4
12/31/03          16.46     33.07         105,077        0.31          0.31           0.99          9
12/31/02          12.55    (20.53)         73,936        0.32          0.32           1.06         16

CLASS 2 SHARES
Year Ended:
12/31/06         $21.95     12.77%       $ 69,965        0.54%         0.54%          0.85%         7%
12/31/05          19.64      7.47          48,413        0.56          0.56           0.76          9
12/31/04          18.38     12.54          34,129        0.54          0.54           0.55          4
12/31/03          16.42     32.76          14,766        0.56          0.56           0.74          9
12/31/02          12.54    (20.59)          2,676        0.57          0.57           0.81         16

(1) Includes dividends paid from the short-term portion of capital gain distributions received from the Underlying Funds.

(2) Total return is not annualized for periods of less than one year and does not reflect any applicable sales charges. The total return would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.

(3) The Portfolio also will indirectly bear its prorated share of expenses of the Underlying Funds. Such expenses are excluded from the expense ratio.

(4) Ratio of operating expenses to average net assets includes expenses paid indirectly.

(5)  Per share numbers have been calculated using the average shares method.

                       See Notes to Financial Statements.

Notes to Financial Statements

WM VARIABLE TRUST STRATEGIC ASSET MANAGEMENT PORTFOLIOS

1.   ORGANIZATION AND BUSINESS

WM Variable Trust (the "Trust") was organized as a Massachusetts business trust on January 29, 1993. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust consists of 13 funds (each a "Fund" and collectively, the "Funds") and 5 portfolios (each a "Portfolio" and collectively, the "Portfolios"). The VT Flexible Income, VT Conservative Balanced, VT Balanced, VT Conservative Growth and VT Strategic Growth Portfolios are included in this report.

The Trust is authorized to issue an unlimited number of shares of beneficial interest, each without par value. Each Portfolio offers two classes of shares:
Class 1 shares and Class 2 shares. These shares are issued and redeemed only in connection with investments in, and payments under, variable annuity and variable life insurance contracts (collectively "Variable Insurance Contracts"), as well as certain qualified retirement plans including affiliated plans of Washington Mutual, Inc. ("Washington Mutual"), a publicly owned financial services company. At December 31, 2006, "The Washington Mutual Savings Plan" held approximately 48%, 34%, 22%, 18% and 50% of the outstanding shares in the VT Flexible Income, VT Conservative Balanced, VT Balanced, VT Conservative Growth and VT Strategic Growth Portfolios, respectively.

Each of the Portfolios invests, within certain percentage ranges, in Class 1 shares of various funds in the Trust and Class I shares of the WM High Yield Fund (collectively, the "Underlying Funds"). WM Advisors, Inc. (the "Advisor") serves as investment advisor to the Portfolios and the Underlying Funds. The Advisor may alter these percentage ranges when it deems appropriate. The assets of each Portfolio will be allocated among the Underlying Funds in accordance with its investment objective based on the Advisor's outlook for the economy, the financial markets and the relative market valuations of the Underlying Funds. In addition, in order to meet liquidity needs or for temporary defensive purposes, each Portfolio may invest its assets directly in cash, stock or bond index futures, options, money market securities and certain short-term debt instruments, including repurchase agreements.

On July 25, 2006, the Principal Financial Group, Inc. ("PFG"), a publicly owned financial services company, and its subsidiary Principal Management Corporation ("PMC") entered into an agreement with Washington Mutual, Inc. to acquire all of the outstanding stock of the Advisor, WM Shareholder Services, Inc. (the "Transfer Agent"), and WM Funds Distributor, Inc. (the "Distributor") (the "Transaction"). The Transaction closed on December 31, 2006.

On August 11, 2006, the Board of Trustees approved proposed reorganizations (the "Reorganizations") pursuant to which each of the Portfolios (each, an "Acquired Fund") would combine with and into the corresponding separate series (each, an "Acquiring Fund") of Principal Variable Contracts Fund, Inc. ("PVC"), subject to various conditions including the approval of shareholders of each Acquired Fund. Under the Reorganizations (i) all the assets and the stated liabilities of each Acquired Fund would be transferred to its corresponding Acquiring Fund in exchange for Class 1 and Class 2 shares of the Acquiring Fund; (ii) holders of Class 1 and Class 2 shares of the Acquired Fund would receive, respectively, that number of Class 1 and Class 2 shares of the corresponding Acquiring Fund equal in value at the time of the exchange to the value of the holder's Acquired Fund shares at such time; and (iii) the Acquired Fund would be liquidated and dissolved. A special meeting of shareholders was held on December 15, 2006.

2.   SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies, in conformity with accounting principles generally accepted in the United States of America ("generally accepted accounting principles"), which are consistently followed by the Portfolios and the Underlying Funds in the preparation of their financial statements.

PORTFOLIO VALUATION:

Investments in the Underlying Funds are valued at net asset value per Class 1 share or Class I share of the respective Underlying Funds determined as of the close of the New York Stock Exchange on each valuation date. Short-term debt securities that mature in 60 days or less are valued at amortized cost, which approximates market value.

REPURCHASE AGREEMENTS:

Each Portfolio may enter into repurchase agreement transactions. A repurchase agreement is a purchase of an underlying debt obligation subject to an agreement by the seller to repurchase the obligation at an agreed upon price and time. It is each Portfolio's policy that its custodian take possession of the underlying collateral securities. The fair value of the collateral is at all times at least equal to the total amount of the repurchase obligation. In the event of counterparty default, the Portfolio would seek to use the collateral to offset losses incurred. There is potential loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Portfolio seeks to assert its rights. The Advisor, acting under the supervision of the Board of Trustees of the Trust, reviews the value of the collateral and the creditworthiness of those banks and broker/dealers with whom each Portfolio enters into repurchase agreements.

WM VARIABLE TRUST STRATEGIC ASSET MANAGEMENT PORTFOLIOS

SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded on a trade date basis. Realized gains and losses from securities sold are recorded on the identified cost basis.

Interest income on debt securities is accrued daily. Dividend income and capital gain distributions received from the Underlying Funds are recorded on the ex-dividend date. Each Portfolio's investment income and realized and unrealized gains and losses are allocated among the classes of that Portfolio based upon the relative average net assets of each class.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

Dividends from net investment income and distributions of any net capital gains earned by a Portfolio are declared and paid annually.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investments held by the Portfolios, redesignated distributions and differing characterization of distributions made by each Portfolio. At December 31, 2006, the following reclassifications have been reflected in the components of net assets on the "Statements of Assets and Liabilities" to present these balances on an income tax basis, excluding certain temporary differences:

                                            INCREASE          DECREASE
                                          UNDISTRIBUTED   ACCUMULATED NET
                                         NET INVESTMENT       REALIZED
                                             INCOME         GAIN/(LOSS)
NAME OF PORTFOLIO                            (000S)            (000S)
-----------------                        --------------   ---------------
VT Flexible Income Portfolio .........       $  142           $  (142)
VT Conservative Balanced Portfolio ...           72               (72)
VT Balanced Portfolio ................        1,023            (1,023)
VT Conservative Growth Portfolio .....          778              (778)
VT Strategic Growth Portfolio ........          425              (425)

The above reclassifications did not impact net assets and are not reflected in the calculation of net investment income presented in the Financial Highlights.

FEDERAL INCOME TAXES:

It is each Portfolio's policy to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies and by distributing substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

It is each Portfolio's policy to meet the diversification requirements of the Code so that variable annuity and variable life contracts funded by the Trust will not fail to qualify as annuities and life insurance contracts for tax purposes.

EXPENSES:

General expenses of the Trust are allocated to all the Portfolios based upon the relative average net assets of each Portfolio. In addition, the Portfolios will indirectly bear their prorated share of the expenses of the Underlying Funds. Operating expenses directly attributable to a class of shares are charged to the operations of that class of shares. Expenses of each Portfolio not directly attributable to the operations of any class of shares are prorated among the classes to which the expenses relate based on the relative average net assets of each class of shares.

Custodian fees for certain Portfolios have been reduced by credits allowed by the Portfolio's custodian for uninvested cash balances. The Portfolios could have invested this cash in income producing investments. Fees reduced by credits allowed by the custodian for the year ended December 31, 2006, are shown separately in the "Statements of Operations."

USE OF ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

WM VARIABLE TRUST STRATEGIC ASSET MANAGEMENT PORTFOLIOS

3. INVESTMENT ADVISORY AND OTHER TRANSACTIONS

The Advisor provides its proprietary asset allocation services to the Portfolios, formulates the Portfolios' investment policies, analyzes economic and market trends, exercises investment discretion over the assets of the Portfolios and monitors the allocation of each Portfolio's assets and each Portfolio's performance. For its investment advisory services to the Portfolios, the Advisor is entitled to a monthly fee at an annual rate of 0.100% of each Portfolio's average daily net assets up to $1 billion and 0.075% of each Portfolio's average daily net assets over $1 billion.

The Advisor also serves as administrator to the Portfolios. For its administrative services to the Portfolios, the Advisor is entitled to a monthly fee at an annual rate of 0.150% of each Portfolio's average daily net assets up to $1 billion and 0.125% of each Portfolio's average daily net assets over $1 billion.

4. TRUSTEES' FEES

No officer or employee of PFG or its subsidiaries, or Washington Mutual or its subsidiaries prior to December 31, 2006, received any compensation from the Trust for serving as an officer or Trustee of the Trust. The Trust, together with other mutual funds advised by the Advisor, pays each Trustee who is not an officer or employee of PFG or its subsidiaries, or Washington Mutual or its subsidiaries prior to December 31, 2006, a per annum retainer plus attendance fees for each meeting at which they are present. The Chairman, Committee Chairs and Committee Members receive additional remuneration for these services to the Trust. Trustees are also reimbursed for travel and out-of-pocket expenses. Each Trustee serves in the same capacity for all 40 funds within the WM Group of Funds.

5. DISTRIBUTION PLANS

Each of the Portfolios has adopted a distribution plan, pursuant to Rule 12b-1 under the 1940 Act, applicable to Class 2 shares of the Portfolios (a "Rule 12b-1 Plan"). Under the Rule 12b-1 Plan, the Distributor, a registered broker/dealer, may receive a fee at an annual rate of 0.25% of the average daily net assets attributable to Class 2 shares. This fee may be used to cover the expenses of the Distributor primarily intended to result in the sale of such shares, including payments to the Distributor's representatives or others for selling shares. The Rule 12b-1 Plan shall remain in effect from year to year, provided such continuance is approved annually by vote of the Board of Trustees, including a majority of those Trustees who are not "interested persons" of the Trust, as defined in the 1940 Act, and who have no direct or indirect financial interest in the operation of the distribution plan, or any agreements related to the plan, respectively.

6. PURCHASES AND SALES OF INVESTMENTS

The aggregate cost of purchases and proceeds from sales of Underlying Funds for the year ended December 31, 2006, are as follows:

                                         PURCHASES    SALES
NAME OF PORTFOLIO                          (000S)     (000S)
-----------------                        ---------   -------
VT Flexible Income Portfolio .........    $ 12,151   $49,840
VT Conservative Balanced Portfolio ...       8,220     9,765
VT Balanced Portfolio ................     111,671    80,965
VT Conservative Growth Portfolio .....      33,442    43,615
VT Strategic Growth Portfolio ........      28,201    14,815

7. CAPITAL LOSS CARRYFORWARDS

At December 31, 2006, the following Portfolios have available for federal income tax purposes unused capital losses as follows:

                                               (IN THOUSANDS)
                                       ------------------------------
                                       EXPIRING   EXPIRING   EXPIRING
NAME OF PORTFOLIO                       IN 2011    IN 2012    IN 2013
-----------------                      --------   --------   --------
VT Balanced Portfolio ..............     $ --      $1,870     $   --
VT Conservative Growth Portfolio ...      809       8,756      6,832
VT Strategic Growth Portfolio ......       --       4,215        116

WM VARIABLE TRUST STRATEGIC ASSET MANAGEMENT PORTFOLIOS

8. POST OCTOBER LOSS

Under the current tax law, capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended December 31, 2006, the following Portfolios have elected to defer capital losses occurring between November 1, 2006, and December 31, 2006, as follows:

                            CAPITAL
                             LOSSES
NAME OF PORTFOLIO            (000S)
-----------------           -------
VT Balanced Portfolio ...     $303

9. COMPONENTS OF DISTRIBUTABLE EARNINGS

At December 31, 2006, the components of distributable earnings on a tax basis are as follows:

                                                                              (IN THOUSANDS)
                                                     ---------------------------------------------------------------
                                                         VT          VT                         VT            VT
                                                      FLEXIBLE   CONSERVATIVE       VT      CONSERVATIVE   STRATEGIC
                                                       INCOME      BALANCED      BALANCED      GROWTH       GROWTH
                                                     PORTFOLIO     PORTFOLIO    PORTFOLIO     PORTFOLIO    PORTFOLIO
                                                     ---------   ------------   ---------   ------------   ---------
Gross tax unrealized appreciation ................    $20,344       $9,278       $138,721      $82,744      $42,695
Gross tax unrealized depreciation ................         --          (79)            --           --           --
                                                      -------       ------       --------      -------      -------
Net tax unrealized appreciation/(depreciation) ...    $20,344       $9,199       $138,721      $82,744      $42,695
                                                      =======       ======       ========      =======      =======
Undistributed ordinary income ....................    $ 8,328       $2,535       $ 17,470      $ 6,427      $ 2,492
Undistributed long-term gains ....................    $ 2,480       $  811       $     --      $    --      $    --

10. UNDERLYING FUNDS

The following is a summary of investment objectives and risk factors of the Underlying Funds, and Portfolio ownership in the Underlying Funds. The WM Variable Trust annual report, which is available online or by calling 800-222-5852, contains more information regarding the Underlying Funds.

INVESTMENT OBJECTIVES OF UNDERLYING FUNDS:

The investment objectives of the Underlying Funds are as follows:

WM VT REIT Fund                   Seeks to provide a high level of current
                                  income and intermediate- to long-term capital
                                  appreciation.

WM VT Equity Income Fund          Seeks to provide a relatively high level of
                                  current income and long-term growth of income
                                  and capital.

WM VT Growth & Income Fund        Seeks to provide long-term capital growth.
                                  Current income is a secondary consideration.

WM VT West Coast Equity Fund      Seeks to provide long-term growth of capital.

WM VT Mid Cap Stock Fund          Seeks to provide long-term capital
                                  appreciation.

WM VT Growth Fund                 Seeks to provide long-term capital
                                  appreciation.

WM VT Small Cap Value Fund        Seeks to provide long-term capital
                                  appreciation.

WM VT Small Cap Growth Fund       Seeks to provide long-term capital
                                  appreciation.

WM VT International Growth Fund   Seeks to provide long-term capital
                                  appreciation.

WM VT Short Term Income Fund      Seeks to provide as high a level of current
                                  income as is consistent with prudent
                                  investment management and stability of
                                  principal.

WM VT U.S. Government             Seeks to provide a high level of current
   Securities Fund                income consistent with safety and liquidity.

WM VT Income Fund                 Seeks to provide a high level of current
                                  income consistent with preservation of
                                  capital.

WM High Yield Fund                Seeks to provide a high level of current
                                  income.

WM VARIABLE TRUST STRATEGIC ASSET MANAGEMENT PORTFOLIOS

RISK FACTORS OF UNDERLYING FUNDS:

While no individual fund is intended as a complete investment program, this is especially true for funds that concentrate their investments such as those investing in particular industries or regions.

The VT REIT Fund concentrates its investments in real estate investment trust ("REIT") securities or debt securities of issuers that are principally engaged in the U.S. real estate or related industries. The VT REIT Fund could be adversely impacted by economic trends within this industry.

The VT West Coast Equity Fund concentrates its investments in companies located or doing business in Alaska, California, Oregon, and Washington. The VT West Coast Equity Fund could be adversely impacted by economic trends within this region.

The VT International Growth Fund concentrates its investments in foreign securities in both developed and emerging market countries. Additional risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments, and the possible prevention of currency exchange or other foreign governmental laws or restrictions. Investments in emerging markets are subject to additional risk as less developed countries are more likely to experience high levels of inflation, deflation, or currency devaluation, which could harm their economies and securities markets.

The WM High Yield Fund concentrates its investments in lower rated debt securities, which may be more susceptible to adverse economic conditions than investment grade holdings. These securities are often subordinated to the prior claims of other senior lenders, and uncertainties exist as to an issuer's ability to meet principal and interest payments.

Certain Underlying Funds may invest a portion of their assets in foreign securities of developing or emerging market countries; enter into forward foreign currency transactions; lend their portfolio securities; enter into stock index, interest rate and currency futures contracts, and options on such contracts; enter into interest rate swaps or purchase or sell interest rate caps or floors; enter into other types of options transactions; make short sales; purchase zero coupon and payment-in-kind bonds; enter into repurchase or reverse repurchase agreements; purchase and sell "when-issued" securities and engage in "delayed-delivery" transactions; and enter into various other investment practices, each with inherent risks. The risks involved in investing in a high concentration of a single sector include those resulting from future adverse political and economic developments or regulatory occurrences and the potential for adverse effects to the financial conditions of the industries within the sector due to market fluctuations.

PORTFOLIO OWNERSHIP IN THE UNDERLYING FUNDS:

At December 31, 2006, the Portfolios hold investments in a number of the Underlying Funds. The figures presented below represent the percentage of shares outstanding of each Fund owned by the Portfolios:

                                                                             PORTFOLIOS
                                        ------------------------------------------------------------------------------------
                                        VT FLEXIBLE   VT CONSERVATIVE                 VT CONSERVATIVE   VT STRATEGIC
                                           INCOME         BALANCED      VT BALANCED        GROWTH          GROWTH
NAME OF FUND                             PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO        PORTFOLIO    TOTAL
------------                            -----------   ---------------   -----------   ---------------   ------------   -----
VT REIT Fund ........................       3.5%            2.9%           40.1%           29.5%            15.8%      91.8%
VT Equity Income Fund ...............       2.3%            1.9%           24.3%           18.0%            10.1%      56.6%
VT Growth & Income Fund .............       4.5%            2.4%           34.8%           25.7%            14.4%      81.8%
VT West Coast Equity Fund ...........       1.5%            1.8%           25.8%           18.9%            11.3%      59.3%
VT Mid Cap Stock Fund ...............       4.7%            2.3%           32.0%           23.1%            14.9%      77.0%
VT Growth Fund ......................       4.5%            2.5%           38.4%           26.6%            16.4%      88.4%
VT Small Cap Value Fund .............       6.0%            2.6%           40.5%           31.8%            17.8%      98.7%
VT Small Cap Growth Fund ............       4.4%            1.8%           28.8%           22.6%            12.6%      70.2%
VT International Growth Fund ........        --             2.8%           40.4%           27.9%            16.9%      88.0%
VT Short Term Income Fund ...........      48.7%            9.0%           15.9%             --               --       73.6%
VT U.S. Government Securities Fund ..      22.2%            7.3%           47.3%           11.1%              --       87.9%
VT Income Fund ......................      23.4%            6.6%           37.8%            7.9%              --       75.7%
High Yield Fund* ....................       1.0%            0.3%            2.7%            0.8%             0.7%       5.5%

----------
* Does not include approximately 40.4% of the High Yield Fund held by WM Strategic Asset Management Portfolios, LLC, which is managed in a style substantially identical to that of the Portfolios.

WM VARIABLE TRUST STRATEGIC ASSET MANAGEMENT PORTFOLIOS

OTHER FACTORS OF UNDERLYING FUNDS:

Investing in the Underlying Funds through the Portfolios involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying Funds. For example, under certain circumstances, an Underlying Fund may determine to make payment of a redemption request by a Portfolio wholly or partly by a distribution in kind of securities from its portfolio, instead of cash, in accordance with the rules of the Securities and Exchange Commission. In such cases, the Portfolios may hold securities distributed by an Underlying Fund until the Advisor determines that it is appropriate to dispose of such securities.

The officers and Trustees, the Advisor, the Distributor, and the Transfer Agent of the Portfolios serve in the same capacity for the Underlying Funds. Conflicts may arise as these persons and companies seek to fulfill their fiduciary responsibilities to both the Portfolios and the Underlying Funds.

From time to time, one or more of a Portfolio's Underlying Funds used for investment may experience relatively large investments or redemptions due to reallocations or rebalancings by the Portfolios as recommended by the Advisor. These transactions will affect the Underlying Funds, since the Underlying Funds that experience redemptions as a result of the reallocations or rebalancings may have to sell portfolio securities. At the same time, the Underlying Funds that receive additional cash will have to invest such cash. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on Underlying Fund performance to the extent that the Underlying Funds may be required to sell securities or invest cash at times when they would not otherwise do so. These transactions could also accelerate the realization of taxable income if sales of securities resulted in gains and could also increase transaction costs. Because the Portfolios own substantial portions of the Underlying Funds, redemptions and reallocations by the Portfolios away from an Underlying Fund could cause the Underlying Fund's expenses to increase and may result in an Underlying Fund becoming too small to be economically viable. The Advisor is committed to minimizing such impact on the Underlying Funds to the extent it is consistent with pursuing the investment objectives of the Portfolios. The Advisor may nevertheless face conflicts in fulfilling its dual responsibilities to the Portfolios and Underlying Funds. The Advisor will, at all times, monitor the impact on the Underlying Funds of transactions by the Portfolios.

11. NEW ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." This pronouncement provides guidance on the recognition, measurement, classification, and disclosures related to uncertain tax positions, along with any related interest and penalties. FIN 48 is effective June 29, 2007. The impact from the adoption of FIN 48 is being evaluated, but is not anticipated to have a material effect on the financial statements.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157 Fair Value Measurements ("SFAS 157") was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolios' financial statement disclosures.

12. SUBSEQUENT EVENT

The Reorganizations occurred as of the end of business on January 5, 2007, and as a result, shareholders of the Acquired Funds became shareholders of the Acquiring Funds as follows:

WM ACQUIRED FUND:                    PVC ACQUIRING FUND:
-----------------                    -------------------
VT Flexible Income Portfolio         SAM Flexible Income Portfolio
VT Conservative Balanced Portfolio   SAM Conservative Balanced Portfolio
VT Balanced Portfolio                SAM Balanced Portfolio
VT Conservative Growth Portfolio     SAM Conservative Growth Portfolio
VT Strategic Growth Portfolio        SAM Strategic Growth Portfolio

The PVC Acquiring Funds are newly-organized funds that commenced operations in connection with the Reorganization and the WM Acquired Fund is the survivor for accounting and performance reporting purposes.

             Report of Independent Registered Public Accounting Firm

TO THE TRUSTEES AND SHAREHOLDERS OF WM VARIABLE TRUST:

We have audited the accompanying statements of assets and liabilities of WM Variable Trust Flexible Income Portfolio, WM Variable Trust Conservative Balanced Portfolio, WM Variable Trust Balanced Portfolio, WM Variable Trust Conservative Growth Portfolio and WM Variable Trust Strategic Growth Portfolio (collectively, "the Portfolios"), including the portfolios of investments, as of December 31, 2006, and the related statements of operations, statements of changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 2005 and the financial highlights for the four years ended December 31, 2005 were audited by other auditors whose report dated February 17, 2006, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolios' internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolios' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolios at December 31, 2006, the results of their operations, changes in their net assets, and their financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

                                                               Ernst & Young LLP

Des Moines, Iowa

February 22, 2007

Supplemental Information (unaudited)

WM VARIABLE TRUST STRATEGIC ASSET MANAGEMENT PORTFOLIOS

CONSIDERATION BY THE BOARD OF TRUSTEES OF ADVISORY AGREEMENT

The Trust's investment advisory agreement (the "Agreement") was approved in May and August, 2006. In connection with their approval in August 2006 of investment advisory agreements for the Portfolios substantially identical to the Trust's current Agreement, except with respect to dates and in contemplation of the acquisition of the Advisor by PFG, the Board of Trustees, Independent Trustees and the Investment Committee of the Board (the "Committee") relied on the information provided in connection with the approval of the Agreement in May 2006, as supplemented by expense and performance information provided by Lipper Inc., a third-party data provider ("Lipper") for the period ended June 30, 2006. The material factors and conclusions that formed the basis for the Committee's recommendation and the subsequent approval by the Board and the Independent Trustees in August 2006 were the same as those in May 2006, which are discussed below, except that the Board, the Independent Trustees and the Committee also considered the supplemental expense and performance information for periods ended June 30, 2006; representations by PFG that, subsequent to its acquisition of the Advisor in the Transaction, there is not expected to be any reduction in the nature, quality and extent of services provided to the Portfolios by the Advisor; the fact that the substantive terms of the Agreement, including the advisory fees payable thereunder, were not changing; and representations by PFG that, except as discussed with the Board of Trustees, no changes were expected in either the Advisor's investment professionals who would be providing services to the Portfolios or the amount of time and attention that would be devoted by such investment professionals to the Portfolios.

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT:

Each year, the Board, including a majority of the Independent Trustees, is required to determine whether to continue the Trust's Agreement. The 1940 Act requires that the Board request and evaluate, and that the investment advisor furnish, such information as may reasonably be necessary to evaluate the terms of the advisory agreement. In May 2006, the Board and the Independent Trustees approved the continuation of the Agreement with the Advisor, in each case following the recommendation of the Committee, a majority of the members of which are Independent Trustees, and the recommendations of the Independent Trustees as a whole. The material factors and conclusions that formed the basis for the Committee's recommendation and the subsequent approval by the Board and the Independent Trustees are discussed below.

REVIEW PROCESS:

The Independent Trustees received assistance and advice, including a written memorandum, regarding the legal standards applicable to the consideration of advisory arrangements from independent counsel to the Trust and the Independent Trustees. The Independent Trustees discussed the continuation of the Agreement with representatives of the Advisor and in private session with independent legal counsel at which no representatives of the Advisor were present. The Committee, in deciding to recommend continuation of the Agreement, and the Board and the Independent Trustees, in approving such continuation, did not identify any particular information that was all-important or controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by-Portfolio basis, and their deliberations were made separately in respect of each Portfolio. This summary describes the most important, but not all, of the factors considered by the Board, the Independent Trustees and the Committee. The Board, the Independent Trustees and the Committee considered the fact that each of the Portfolios is managed in a style substantially identical to that of a corresponding series of WM Strategic Asset Management Portfolios, LLC (each, a "SAM Portfolio") and reviewed the Portfolios simultaneously with their review of the corresponding SAM Portfolios.

MATERIALS REVIEWED:

During the course of each year, the Board receives a wide variety of materials relating to the services provided by the Advisor and its affiliates, including reports on: each SAM Portfolio's investment results; portfolio construction; portfolio composition; performance attribution; shareholder services; the Advisor's views on the economy and capital markets; and other information relating to the nature, extent and quality of services provided by the Advisor and its affiliates to the Portfolios. With respect to performance attribution, the Board, the Independent Trustees and the Committee focused in particular on the SAM Balanced Portfolio, as the corresponding performance attribution for the other Portfolios typically varies in proportion to the greater or lesser risk profiles of those Portfolios. In addition, in connection with its annual consideration of the Agreement, the Board requests and reviews supplementary information regarding the terms of the Agreement, performance and expense information for other investment companies derived from data compiled by Lipper, data on pre- and post-marketing profit margins for investment advisory subsidiaries of publicly traded companies prepared by Lipper, as well as additional information prepared by the Advisor, including financial and profitability information regarding the Advisor and its affiliates, descriptions of various functions undertaken by the Advisor, such as compliance monitoring practices, and information about the personnel providing investment management to the Portfolios. The Board, the Independent Trustees and the Committee also considered information regarding "revenue sharing" arrangements that the Advisor and its affiliates have entered into with various intermediaries that sell shares of the Portfolios. The Board also requested and reviewed information relating to other services provided to the Portfolios by the Advisor and its affiliates under other agreements, including information regarding so-called "fall-out" benefits to the

WM VARIABLE TRUST STRATEGIC ASSET MANAGEMENT PORTFOLIOS

Advisor and its affiliates due to their other relationships with the Portfolios, such as the administrative services contract with the Advisor described below. The Board and the Committee also received and reviewed comparative performance information regarding the SAM Portfolios at each of the quarterly Board and Committee meetings.

NATURE, EXTENT AND QUALITY OF SERVICES:

Nature and Extent of Services -- In considering the continuation of the Agreement for the current year, the Board, the Independent Trustees and the Committee evaluated the nature and extent of the services provided by the Advisor and its affiliates. For each Portfolio, the Advisor formulates the Portfolio's investment policies (subject to the terms of the prospectus); analyzes economic trends and capital market developments (with a view to optimizing the Portfolio's asset allocations); evaluates the consistency, style and quality of the investment services provided to the Underlying Funds in which the Portfolio invests; evaluates the risk/return characteristics of each of the Underlying Funds by reference to the specific security holdings of each Underlying Fund; constructs the Portfolio (including actively managing the Portfolio's asset allocation through daily cash flows); monitors the Portfolio's investment performance; and reports to the Board and the Committee. The Board, the Independent Trustees and the Committee considered information concerning the investment philosophy and investment process used by the Advisor in managing the Portfolios. The Board, the Independent Trustees and the Committee considered the extent to which the investment style employed for the Portfolios differs from that of funds that are simply rebalanced periodically to specific static allocations, including performance attribution information showing the effect on performance of the Advisor's asset allocation decisions. In this context, the Board, the Independent Trustees and the Committee considered the in-house research capabilities of the Advisor as well as other resources available to the Advisor, including research services available to the Advisor as a result of securities transactions effected for the Underlying Funds. The Board, the Independent Trustees and the Committee considered the managerial and financial resources available to the Advisor and concluded that they would be sufficient to meet any reasonably foreseeable obligations under the Agreement. The Board, the Independent Trustees and the Committee noted that the standard of care under the Agreement was comparable to that typically found in mutual fund investment advisory agreements, and considered the record of the Advisor in resolving potential disputes arising under its investment advisory agreements with the WM Group of Funds in the best interests of shareholders.

Quality of Services -- The Board, the Independent Trustees and the Committee considered the quality of the services provided by the Advisor and the quality of the Advisor's resources that are available to the Portfolios. The Board, the Independent Trustees and the Committee considered the investment experience and professional qualifications of the personnel of the Advisor and its affiliates and the size and functions of their staffs, as well as the reputation of the Advisor. The Board, the Independent Trustees and the Committee considered the complexity of managing the Portfolios relative to other types of funds, including other funds that pursue their objectives through investments in mutual funds (so-called "funds-of-funds"), other funds that pursue their objectives by investing directly in portfolio securities, and mutual fund wrap accounts that offer asset allocation services. In evaluating the scope and quality of the services provided by the Advisor to the Portfolios, the Board, the Independent Trustees and the Committee members also drew on their experiences as directors or Trustees of the Underlying Funds and, for certain Trustees, other funds. The Board, the Independent Trustees and the Committee also received and reviewed information regarding the quality of non-investment advisory services provided to the Portfolios by the Advisor and its affiliates under other agreements.

The Board, the Independent Trustees and the Committee concluded that the services provided by the Advisor have benefited and should continue to benefit the Portfolios and their shareholders. The Board, the Independent Trustees and the Committee concluded that the investment philosophies, processes, and research capabilities of the Advisor were well suited to the Portfolios, given their investment objectives and policies. The Board, the Independent Trustees and the Committee concluded that the scope of the services provided to the Portfolios by the Advisor under the Agreement was consistent with the Portfolios' operational requirements, including, in addition to their investment objectives, compliance with the Portfolios' investment restrictions, tax and reporting requirements and related shareholder services. The Board, the Independent Trustees and the Committee concluded that the nature, scope and quality of the services provided by the Advisor were sufficient, in light of the resources dedicated by the Advisor and its integrity, personnel, systems and financial resources, to merit approval of the continuation of the Agreement.

PORTFOLIO MANAGEMENT SERVICES AND PERFORMANCE:

In their evaluation of the quality of the portfolio management services provided by the Advisor, the Board, the Independent Trustees and the Committee considered the professional credentials and investment experience of the Portfolios' portfolio managers. The Board, the Independent Trustees and the Committee considered the Portfolios' record of compliance with investment restrictions. The Board, the Independent Trustees and the Committee reviewed information comparing the Portfolios' historical performance to relevant market indices or blends of market indices for the 1-, 3- and 5-year periods ended March 31, 2006, and to average performance information for peer groups prepared by Lipper based on the performance of other investment companies with similar investment objectives (including, separately, both funds-of-funds and funds investing directly in portfolio securities) over the 1-, 3- and 5-year periods ended December 31, 2005. The Board, the Independent Trustees and the Committee focused, in particular, on the performance comparisons of the Balanced Portfolio as compared to other mutual funds categorized by Lipper as "balanced funds." The Board, the Independent Trustees and the Committee considered the difficulty in identifying peer groups for the Portfolios other than the Balanced Portfolio. The Board, the Independent Trustees and the Committee determined that

WM VARIABLE TRUST STRATEGIC ASSET MANAGEMENT PORTFOLIOS

the Portfolios other than the Balanced Portfolio performed consistently with their risk profiles relative to the Balanced Portfolio and that such Portfolios' performance should be and was symmetrically arrayed around the performance of the Balanced Portfolio. The Board, the Independent Trustees and the Committee noted that the Portfolios had performed well relative to their respective blended index benchmarks over the 1-, 3- and 5-year periods and that the Balanced Portfolio had outperformed its peer average (for both funds-of-funds and funds investing directly in portfolio securities) for the 1-, 3- and 5-year periods. The Board, the Independent Trustees and the Committee noted that the other Portfolios had outperformed their peer averages (for both funds-of-funds and funds investing directly in portfolio securities) for the 5-year period, although they had generally underperformed their peer averages (for both funds-of-funds and funds investing directly in portfolio securities) for the 1- and 3-year periods. The Board, the Independent Trustees and the Committee discussed with the Advisor the reasons for this recent relative underperformance, and the conditions under which the Portfolios other than the Balanced Portfolio should be expected to outperform or underperform relative to their Lipper peer averages, given the "core" allocations of such Portfolios. The Board, the Independent Trustees and the Committee concluded that the Advisor's performance record and investment process used in managing the Portfolios were sufficient to merit approval of the continuation of the Agreement.

MANAGEMENT FEES AND EXPENSES:

The Board, the Independent Trustees and the Committee reviewed information, including comparative information provided by Lipper, regarding the advisory, administrative, transfer agent, and service and distribution fees paid to the Advisor and its affiliates and the total expenses borne by the Portfolios. The Board, the Independent Trustees and the Committee considered both the total expenses borne directly by the Portfolios and the total expenses borne on an aggregate basis, including the expenses borne indirectly through the Portfolios' investments in the Underlying Funds. They discussed trends in total expense ratios for the Portfolios. The Board, the Independent Trustees and the Committee reviewed the administrative fees paid by the Portfolios to the Advisor and the distribution (12b-1) fees paid to the Distributor. The Board, the Independent Trustees and the Committee considered average expenses for peer groups identified by Lipper for the Portfolios, including Lipper peer groups comprised of funds that invest directly in portfolio securities and Lipper peer groups comprised exclusively of funds-of-funds. The Board, the Independent Trustees and the Committee noted that the number of funds-of-funds identified by Lipper had increased from prior years, and considered the relative merits of broader and more focused expense comparison groups. The Board, the Independent Trustees and the Committee considered the similarity of the Portfolios to mutual fund wrap accounts, and reviewed and considered a report provided by Cerulli on mutual fund wrap accounts, including data on average annual advisory fees. The Board, the Independent Trustees and the Committee considered information provided by Lipper comparing the total expenses of funds-of-funds, including and excluding underlying fund expenses, to those of the Portfolios. The Board, the Independent Trustees and the Committee concluded that the total expenses of funds-of-funds, including underlying fund expenses, represented the best comparison for the expenses of the Portfolios, because they reflected all of the expenses borne directly and indirectly by investors. The Board, the Independent Trustees and the Committee concluded that the fees to be charged under the Agreement bore a reasonable relationship to the scope and quality of the services provided.

PROFITABILITY AND ECONOMIES OF SCALE:

Profitability -- The Board, the Independent Trustees and the Committee reviewed information regarding the cost of services provided by the Advisor and its affiliates and the profitability (before and after distribution expenses and prior to taxes) of their relationships with the Portfolios. The Board, the Independent Trustees and the Committee considered trends in the profitability of the Advisor and its affiliates, and information provided by Lipper regarding the pre- and post-marketing profitability of other investment advisers with publicly-traded parent companies. The Board, the Independent Trustees and the Committee considered that the Advisor must be able to pay and retain experienced professional personnel at competitive rates to provide services to the Portfolios (and in connection therewith, reviewed information regarding the structure of compensation of the Advisor's investment professionals) and that maintaining the financial viability of the Advisor is important in order for it to continue to provide significant services to the Portfolios and their shareholders. In addition, the Board, the Independent Trustees and the Committee considered information regarding the direct and indirect benefits the Advisor receives as a result of its relationship with the Portfolios, including compensation paid to the Advisor and its affiliates under other agreements, such as administrative fees to the Advisor, and 12b-1 fees and sales charges to the Distributor, as well as research provided to the Advisor in connection with portfolio transactions effected on behalf of the Underlying Funds (soft dollar arrangements) and reputational benefits.

Economies of Scale -- The Board, the Independent Trustees and the Committee reviewed the extent to which the Advisor may realize economies of scale in managing and supporting the Portfolios and the current level of Portfolio assets in relation to the breakpoints in each Portfolio's advisory fees. The Board, the Independent Trustees and the Committee considered the extent to which economies of scale might be realized (if at all) by the Advisor across a variety of products and services included within the WM Group of Funds.

The Board, the Independent Trustees and the Committee concluded that the Portfolios' cost structure was reasonable given the scope and quality of the services provided to the Portfolios and that the Advisor was sharing any economies of scale with the Portfolios and their shareholders.

WM VARIABLE TRUST STRATEGIC ASSET MANAGEMENT PORTFOLIOS

ADDITIONAL CONSIDERATIONS:

The Board, the Independent Trustees and the Committee also considered possible conflicts of interest associated with the provision of investment advisory services by the Advisor to other clients. The Trustees considered the procedures of the Advisor designed to fulfill its fiduciary duties to its advisory clients with respect to possible conflicts of interest, including the codes of ethics, the integrity of the systems in place to ensure compliance with the foregoing, and the record of the Advisor in these matters.

CONCLUSIONS:

Based on their review, including their consideration of each of the factors referred to above, the Board, the Independent Trustees and the Committee concluded that the Agreement and the fees payable to the Advisor are fair and reasonable to the Portfolios and their shareholders, given the scope and quality of the services provided to the Portfolios and such other considerations as the Trustees considered relevant in the exercise of their reasonable business judgment, and that the continuation of the Agreement was in the best interests of the Portfolios and their shareholders. The Board and the Independent Trustees unanimously approved the continuation of the Agreement.

WM VARIABLE TRUST STRATEGIC ASSET MANAGEMENT PORTFOLIOS

SPECIAL MEETING OF SHAREHOLDERS

A special meeting of shareholders was convened on December 15, 2006, at which shareholders approved the following:

Approval of the Agreement and Plan of Reorganization providing for the combination of the WM VT Flexible Income Portfolio into the PVC SAM Flexible Income Portfolio.

                               AFFIRMATIVE      AGAINST        ABSTAIN          TOTAL
                              -------------   -----------   -------------   -------------
Voted Shares ..............   8,609,775.816   124,388.084   1,223,429.818   9,957,593.718
% of Outstanding Shares ...          62.202%        0.899%          8.839%         71.939%
% of Shares Voted .........          86.464%        1.249%         12.286%        100.000%

Approval of the Agreement and Plan of Reorganization providing for the combination of the WM VT Conservative Balanced Portfolio into the PVC SAM Conservative Balanced Portfolio.

                               AFFIRMATIVE      AGAINST       ABSTAIN         TOTAL
                              -------------   -----------   -----------   -------------
Voted Shares ..............   4,672,857.148   126,629.947   181,182.170   4,980,669.265
% of Outstanding Shares ...          77.148%        2.091%        2.991%         82.230%
% of Shares Voted .........          93.820%        2.542%        3.638%        100.000%

Approval of the Agreement and Plan of Reorganization providing for the combination of the WM VT Balanced Portfolio into the PVC SAM Balanced Portfolio.

                               AFFIRMATIVE       AGAINST         ABSTAIN           TOTAL
                              -------------   -------------   -------------   --------------
Voted Shares ..............   29,904,067.660  1,516,777.731   4,720,297.006   36,141,142.397
% of Outstanding Shares ...           71.416%         3.622%         11.273%          86.312%
% of Shares Voted .........           82.742%         4.197%         13.061%         100.000%

Approval of the Agreement and Plan of Reorganization providing for the combination of the WM VT Conservative Growth Portfolio into the PVC SAM Conservative Growth Portfolio.

                                AFFIRMATIVE      AGAINST        ABSTAIN           TOTAL
                              --------------   -----------   -------------   --------------
Voted Shares ..............   16,959,622.452   464,509.659   1,346,637.598   18,770,769.709
% of Outstanding Shares ...           80.095%        2.194%          6.360%          88.648%
% of Shares Voted .........           90.351%        2.475%          7.174%         100.000%

Approval of the Agreement and Plan of Reorganization providing for the combination of the WM VT Strategic Growth Portfolio into the PVC SAM Strategic Growth Portfolio.

                               AFFIRMATIVE      AGAINST       ABSTAIN         TOTAL
                              -------------   -----------   -----------   -------------
Voted Shares ..............   6,365,459.410   143,452.551   212,055.811   6,720,967.772
% of Outstanding Shares ...          63.654%        1.435%        2.121%         67.209%
% of Shares Voted .........          94.711%        2.134%        3.155%        100.000%

WM VARIABLE TRUST STRATEGIC ASSET MANAGEMENT PORTFOLIOS

Approval of the proposed advisory agreement with WM Advisors, Inc. for the WM VT Flexible Income Portfolio.

                               AFFIRMATIVE      AGAINST       ABSTAIN         TOTAL
                              -------------   -----------   -----------   -------------
Voted Shares ..............   8,864,441.490   110,281.184   982,871.044   9,957,593.718
% of Outstanding Shares ...          64.042%        0.797%        7.101%         71.939%
% of Shares Voted .........          89.022%        1.108%        9.871%        100.000%

Approval of the proposed advisory agreement with WM Advisors, Inc. for the WM VT Conservative Balanced Portfolio.

                               AFFIRMATIVE      AGAINST       ABSTAIN         TOTAL
                              -------------   -----------   -----------   -------------
Voted Shares ..............   4,678,221.443   124,060.253   178,387.569   4,980,669.265
% of Outstanding Shares ...          77.236%        2.048%        2.945%         82.230%
% of Shares Voted .........          93.928%        2.491%        3.582%        100.000%

Approval of the proposed advisory agreement with WM Advisors, Inc. for the WM VT Balanced Portfolio.

                                AFFIRMATIVE      AGAINST        ABSTAIN           TOTAL
                              --------------   -----------   -------------   --------------
Voted Shares ..............   31,308,063.285   862,196.371   3,970,882.741   36,141,142.397
% of Outstanding Shares ...           74.769%        2.059%          9.483%          86.312%
% of Shares Voted .........           86.627%        2.386%         10.987%         100.000%

Approval of the proposed advisory agreement with WM Advisors, Inc. for the WM VT Conservative Growth Portfolio.

                                AFFIRMATIVE      AGAINST        ABSTAIN           TOTAL
                              --------------   -----------   -------------   --------------
Voted Shares ..............   17,292,855.190   357,365.732   1,120,548.787   18,770,769.709
% of Outstanding Shares ...           81.668%        1.688%          5.292%          88.648%
% of Shares Voted .........           92.127%        1.904%          5.970%         100.000%

Approval of the proposed advisory agreement with WM Advisors, Inc. for the WM VT Strategic Growth Portfolio.

                               AFFIRMATIVE      AGAINST       ABSTAIN         TOTAL
                              -------------   -----------   -----------   -------------
Voted Shares ..............   6,355,899.332   144,084.008   220,984.432   6,720,967.772
% of Outstanding Shares ...          63.558%        1.441%        2.210%         67.209%
% of Shares Voted .........          94.568%        2.144%        3.288%        100.000%

VT U.S. GOVERNMENT SECURITIES FUND                             PORTFOLIO MANAGER
                                                                  Craig V. Sosey
                                                               WM Advisors, Inc.

Note: Pages 44 and 45 provide information about certain WM Funds in which the VT SAM Portfolios invest a significant portion of their assets. For additional information about these and other WM Funds, please see the WM Variable Trust annual report, which is available online.

Data shown is past performance and does not guarantee future results. Current performance, including the most recent month-end results, which may be higher or lower than the data shown, can be obtained by calling 800-222-5852. Your investment's return and principal value will fluctuate, so it may be worth more or less upon redemption. Performance shown below does not account for fees, expenses,

AVERAGE ANNUAL TOTAL RETURNS(1) AS OF DECEMBER 31, 2006

                              1-Year   5-Year   10-Year   Since Inception   Inception Date
                              ------   ------   -------   ---------------   --------------
CLASS 1 SHARES                 4.45%    4.27%    5.55%         5.37%             5/6/93
CLASS 2 SHARES                 4.22%    4.03%      --          3.62%            11/6/01
Citigroup Mortgage Index(2)    5.17%    4.90%    6.18%         6.22%

PROTFOLIO COMPOSITION(3)

As of 12/31/06

                                   (PIE CHART)

                          As of      As of
Asset Class             12/31/06   12/31/05   Change
-----------             --------   --------   ------
FHLMC/FGLMC                35%        34%       +1%
FNMA                       29%        24%       +5%
CMOs                       18%        22%       -4%
U.S. Treasuries             8%         5%       +3%
GNMA                        5%         6%       -1%
U.S. Government Agency      4%         6%       -2%
Cash Equivalents            1%         3%       -2%

(1) Performance reflects ongoing fund expenses, which may have been waived, and assumes reinvestment of all dividends and capital gains. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower. The VT U.S. Government Securities Fund's performance in 1995 and 1998 benefited from the agreement of WM Advisors and its affiliates to limit the Fund's expenses. On 3/1/04, the investment policies of the Fund were modified. As a result, the Fund's performance for periods prior to that date may not be representative of the performance it would have achieved had its current investment policies been in place.

PORTFOLIO MANAGERS                                                VT Income Fund

John R.Friedl, CFA and
Gary J. Pokrzywinski, CFA
WM Advisors, Inc.

and charges of any variable insurance contract or retirement plan. If these fees were reflected, performance would be lower.

Fixed-income investments are subject to interest rate risk, and their value will decline as interest rates rise. VT U.S. Government Securities Fund: Neither the principal of government bond funds nor their yields are guaranteed by the U.S. government.

VT Income Fund: Lower-rated securities are subject to additional credit and default risks.

AVERAGE ANNUAL TOTAL RETURNS(1) AS OF DECEMBER 31, 2006

                                   1-Year   5-Year   10-Year   Since Inception   Inception Date
                                   ------   ------   -------   ---------------   --------------
CLASS 1 SHARES                      4.90%    6.41%    6.67%         6.37%             5/7/93
CLASS 2 SHARES                      4.59%    6.13%      --          5.66%            11/6/01
Citigroup Broad Investment-Grade
   Bond Index(2)                    4.33%    5.10%    6.26%         6.26%

PROTFOLIO COMPOSITION(3)

As of 12/31/06

                                   (PIE CHART)

                             As of      As of
Asset Class                12/31/06   12/31/05   Change
-----------                --------   --------   ------
Domestic Corporate Bonds      59%        58%       +1%
Mortgage-Backed Bonds         22%        22%        0%
U.S. Treasuries               10%         7%       +3%
Foreign Corporate
   Bonds (U.S.$)               7%         8%       -1%
Foreign Government
   Bonds (U.S.$)               1%         1%        0%
Equities                       0%         1%       -1%
Cash Equivalents               1%         3%       -2%

(2) See page 14 for definitions of indices. Returns shown for the indices assume reinvestment of all dividends and distributions, and since-inception returns shown for the indices are calculated from 4/30/93. Indices are unmanaged, and individuals cannot invest directly in an index.

(3)  May not reflect the current portfolio composition.

WM VARIABLE TRUST STRATEGIC ASSET MANAGEMENT PORTFOLIOS

OTHER PORTFOLIO INFORMATION

TAX INFORMATION:

The following tax information for the fiscal year ended December 31, 2006, is provided pursuant to provisions of the Code. The amounts of long-term capital gains designated are as follows (in thousands):

NAME OF PORTFOLIO
-----------------
VT Flexible Income Portfolio........   $2,493
VT Conservative Balanced Portfolio..      815

Of the distributions made by the following Portfolios, the corresponding percentages represent the amount of each distribution which may qualify for the dividends received deduction available to corporate shareholders.

NAME OF PORTFOLIO
-----------------
VT Flexible Income Portfolio........    6.25%
VT Conservative Balanced Portfolio..   15.00%
VT Balanced Portfolio...............   27.19%
VT Conservative Growth Portfolio....   48.40%
VT Strategic Growth Portfolio.......   79.45%

SCHEDULES OF INVESTMENTS:

The Trust files its complete schedules of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Q is available at http://www.sec.gov and also may be reviewed and copied at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling 800-SEC-0330.

PROXY VOTING INFORMATION:

The policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities held by the Portfolios are included in the Trust's Statement of Additional Information which is available, without charge and upon request, by calling 800-222-5852. Information regarding how the Portfolios voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by calling 800-222-5852 or at http://www.sec.gov.

WM VARIABLE TRUST STRATEGIC ASSET MANAGEMENT PORTFOLIOS

TRUSTEES AND OFFICERS INFORMATION

NAME, AGE, AND ADDRESS(1)       LENGTH OF                   PRINCIPAL OCCUPATION(S)        OTHER DIRECTORSHIPS
OF NON-INTERESTED TRUSTEE(4)    TIME SERVED(2)              DURING PAST 5 YEARS            HELD BY TRUSTEE
----------------------------    --------------              -----------------------        -------------------
Kristianne Blake                Composite Funds-3 years     CPA specializing in personal   Avista Corporation; Frank Russell
Age 52                          WM Group of Funds-8 years   financial and tax planning.    Investment Company; Russell Investment
                                                                                           Funds; University of Washington.

Edmond R. Davis, Esq.           Sierra Funds-8 years        Partner at the law firm of     Braille Institute of America, Inc;
Age 78                          WM Group of Funds-8 years   Davis & Whalen LLP. Prior      Children's Bureau of Southern California,
                                                            thereto, partner at the law    Children's Bureau Foundation; Fifield
                                                            firm of Brobeck, Phlegar &     Manors, Inc.
                                                            Harrison, LLP.

Carrol R. McGinnis              Griffin Funds-3 years       Private investor since 1994.   Baptist Foundation of Texas; Concord
Age 63                          WM Group of Funds-7 years   Prior thereto, President and   Trust Company.
                                                            Chief Operating Officer of
                                                            Transamerica Fund Management
                                                            Company.

Alfred E. Osborne, Jr., Ph.D.   Sierra Funds-7 years        Senior Associate Dean,         K2, Inc.; First Pacific Advisors' Funds;
Age 62                          WM Group of Funds-8 years   University of California at    EMAK Worldwide, Inc.; Investment Company
                                                            Los Angeles Anderson           Institute; Independent Directors Council
                                                            Graduate School of
                                                            Management, and Faculty
                                                            Director of the Harold Price
                                                            Center for Entrepreneurial
                                                            Studies, University of
                                                            California at Los Angeles.

Daniel L. Pavelich              Composite Funds-1 year      Retired Chairman and CEO of    Catalytic, Inc.; Vaagen Bros. Lumber,
Age 62                          WM Group of Funds-8 years   BDO Seidman.                   Inc.

Jay Rockey                      Composite Funds-3 years     Founder and Senior Counsel
Age 78                          WM Group of Funds-8 years   of The Rockey Company, now
                                                            Rockey, Hill & Knowlton.

Richard C. Yancey               Composite Funds-23 years    Retired Managing Director of   AdMedia Partners Inc.; Czech and Slovak
(Chairman)                      WM Group of Funds-8 years   Dillon Read & Co., an          American Enterprise Fund
Age 80                                                      investment bank now part of
                                                            UBS.

NAME, AGE, AND ADDRESS(1)       LENGTH OF                   PRINCIPAL OCCUPATION(S)        OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE(3)(4)     TIME SERVED(2)              DURING PAST 5 YEARS            HELD BY TRUSTEE
---------------------------     --------------              -----------------------        -------------------
Anne V. Farrell                 Composite Funds-4 years     President Emeritus of the      Washington Mutual, Inc.; Recreational
Age 71                          WM Group of Funds-8 years   Seattle Foundation.            Equipment, Inc.

William G. Papesh               Composite Funds-9 years     President and Director of      Member of Investment Company Institute
(President and CEO)             WM Group of Funds-8 years   the Advisor; Sr. Vice          Board of Governors.
Age 63                                                      President and Director of
                                                            the Transfer Agent and
                                                            Distributor.

NAME, AGE, AND ADDRESS(1)       POSITION(S) HELD WITH REGISTRANT &              PRINCIPAL OCCUPATION(S)
OF OFFICER(4)                   LENGTH OF TIME SERVED                           DURING PAST 5 YEARS
-------------------------       ----------------------------------              -----------------------
Wendi B. Bernard                Vice President and Assistant Secretary since    Vice President of the Advisor.
Age 38                          2006. Prior to 2006, various other officer
                                positions since 2003.

Jeffrey L. Lunzer, CPA          First Vice President, Chief Financial Officer   First Vice President of the Advisor, Transfer Agent
Age 46                          and Treasurer since 2003.                       and Distributor. Prior to 2003, senior level
                                                                                positions at the Columbia Funds and Columbia
                                                                                Management Company.

William G. Papesh               President and CEO since 1987. Prior to 1987,    President and Director of the Advisor; Sr. Vice
Age 63                          other officer positions since 1972.             President and Director of the Transfer Agent and
                                                                                Distributor.

Gary Pokrzywinski               Senior Vice President since 2004. First Vice    Senior Vice President and Director of the Advisor,
Age 45                          President since 2001. Prior to 2001, Vice       Transfer Agent and Distributor.
                                President since 1999.

Debra Ramsey                    Senior Vice President since 2004.               President and Director of the Transfer Agent and
Age 53                                                                          Distributor; Sr. Vice President and Director of the
                                                                                Advisor.

John T. West                    First Vice President, Secretary, Chief          First Vice President of the Advisor, Transfer Agent
Age 51                          Compliance Officer and Anti-Money Laundering    and Distributor.
                                Compliance Officer since 2004. Prior to 2004,
                                various other officer positions since 1993.

Randall L. Yoakum               Senior Vice President since 2001. Prior to      Senior Vice President and Chief Investment
Age 47                          2001, First Vice President since 1999.          Strategist of the Advisor.

Note: The Statement of Additional Information includes additional information about Fund Trustees and Officers and is available, without charge, upon request by calling 800-222-5852.

(1) The address for all Trustees and Officers is 1201 Third Avenue, 8th Floor, Seattle, WA, 98101.

(2) The Sierra Funds merged with the Composite Funds on March 23, 1998, to form the WM Group of Funds. The Griffin Funds merged with the WM Group of Funds on March 5, 1999.

(3) Trustees are considered interested due to their affiliation with PFG, Washington Mutual, Inc. (prior to December 31, 2006), the Advisor, the Distributor, or the Transfer Agent.

(4) The Trustees and Officers serve in these capacities for the 40 Portfolios and Funds in the Fund Complex. Each Trustee and Officer shall hold the indicated positions until his or her resignation, retirement or removal.

(WM VARIABLE TRUST LOGO)

A variable insurance product's unit value and investment returns will vary with market conditions, and an investor's units when redeemed may be worth more or less than their original cost.

This annual report is published as general information for the shareholders of the WM Variable Trust. This material is not authorized for distribution unless preceded or accompanied by a current prospectus that includes more information regarding the risk factors, expenses, policies, and objectives of the contract. Investors should read the prospectus carefully before investing. To obtain an additional prospectus, please contact your Investment Representative or call 800-222-5852.

The WM Variable Trust Funds are advised by WM Advisors, Inc. (WMAI). They are available through variable insurance products distributed by WM Funds Distributor, Inc. (WMFD) and sold through WM Financial Services, Inc. (WMFS) and independent broker/dealers. WMAI, WMFD, and WMFS are affiliates of Washington Mutual, Inc.

Distributed by:
WM Funds Distributor, Inc.

Member NASD

(WM VARIABLE TRUST LOGO)

                                                               MM 3488 (2/28/07)

ITEM 2. CODE OF ETHICS

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, a copy of which is attached hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of the registrant has determined that there is at least one Trustee who is an audit committee financial expert serving on its Audit Committee and has designated Daniel L. Pavelich as an "audit committee financial expert." Mr. Pavelich is "independent," as such term has been defined by the Securities and Exchange Commission (the "SEC") for purposes of implementing
Section 407 of the Sarbanes Oxley Act of 2002. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) Audit Fees

2005              2006
----              ----
$472,800          $489,500

(b) Audit-Related Fees

2005              2006
----              ----
None              None

For the last two fiscal years, no audit-related fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(c) Tax Fees

2005              2006
----              ----
$42,912           $46,800

The tax fees consist of fees billed in connection with reviewing the federal regulated investment company income tax returns for WM Variable Trust for the tax years ended December 31, 2005 and December 31, 2006.

(d) All Other Fees

For the last two fiscal years, no other fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(e) (1) Pre-approval Policies and Procedures

Pursuant to the Audit Committee charter, the Audit Committee of the registrant will review and pre-approve or disapprove its principal accountant's engagement for all services with the registrant and its principal accountant's engagement for non-audit services with the registrant's investment advisor (not including a sub-advisor whose role is primarily portfolio management and is sub-contracted or overseen by another investment advisor) and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the funds in accordance with paragraph (c)(7)(i) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the registrant.

(2) None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) For the fiscal year ended December 31, 2006, the registrant's principal accountant billed aggregate non-audit fees in the amount of $158,800 for services rendered to the registrant, WM Advisors, Inc., WM Funds Distributor, Inc., WM Shareholder Services, Inc. and WM Financial Services, Inc. For the fiscal year ended December 31, 2005, the registrant's principal accountant billed aggregate non-audit fees in the amount of $42,912 for services rendered to the registrant, WM Advisors, Inc., WM Funds Distributor, Inc., WM Shareholder Services, Inc. and WM Financial Services, Inc.

(h) The Audit Committee has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not Applicable.

ITEM 11. CONTROLS AND PROCEDURES:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the SEC's rules and forms.

(b) There have been no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant's second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(a) Registrant's Code of Ethics. The registrant's code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto at Exhibit 99.CODE ETH.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 of the Investment Company Act of 1940 attached hereto as Exhibit 99.CERT.

(c) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906 CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WM Variable Trust

By:      /s/William G. Papesh
         William G. Papesh
         President and Chief Executive Officer
Date:    March 1, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities an on the dates indicated.

By:      /s/Jeffrey L. Lunzer
         Jeffrey L. Lunzer
         Treasurer and Chief Financial Officer
Date:    March 1, 2007

By:      /s/William G. Papesh
         William G. Papesh
         President and Chief Executive Officer
Date:    March 1, 2007